UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4813
                  --------------------------------------------

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Barbara A. McCann
                          Vice President and Secretary
                       One Boston Place, Boston, MA 02108
         ---------------------------------------------------------------
                     (Name and address of agent for service)

                                 with a copy to:

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

       Registrant's telephone number, including area code: (617) 248-6000
           -----------------------------------------------------------

                      Date of fiscal year end: December 31
                   ------------------------------------------

                   Date of reporting period: December 31, 2005
                     --------------------------------------

Item 1.  Reports to Stockholders.

                                               [LOGO]Mellon
                                                     --------------------------
                                                     Mellon Institutional Funds

Annual Report                 Standish Mellon
                              Investment Grade Bond Fund
-------------------------------------------------------------------------------
Year Ended December 31, 2005

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO]Mellon
      --------------------------
      Mellon Institutional Funds

February 2006

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2005.

To put the 2005 environment in perspective, the economy showed resiliency, largely shrugging off the effects of Hurricanes Katrina and Rita. Real GDP advanced 4.1% in the third quarter, although some lagging impact of the storms is likely to reduce fourth quarter growth. While the storm damage and related oil shocks did not significantly derail economic growth, these events did help dampen investor enthusiasm, with mixed results for the broad equity markets. The S&P 500 advanced 3%, while the Dow Jones Industrial Average fell by 0.6%. Both developed and emerging foreign markets outperformed the U.S., as foreign companies' profitability continued to exceed expectations. For example, in local currency terms, the MSCI EAFE Index, a broad representation of international stocks, advanced 25.9%, while the MSCI Emerging Markets index advanced 24.5%.

In the bond market, the U.S. Federal Reserve continued its course of "measured" tightenings, which steadily pushed up short-term rates. By year-end, however, the Fed started to signal that the cycle of tightenings was approaching conclusion. The yield curve ended the year virtually flat, as the long end changed very little in 2005, reflecting the market's conviction that inflation was relatively contained. This environment proved very good for long-term bond investors. The Lehman U.S. Treasury Long Bond Index, for example, had a total return of 6.5% in 2005. A major focus in 2006 will be on incoming Fed Chairman Ben Bernanke, and how he implements his inflation-targeting philosophy in his new role.

Looking ahead, we believe the global expansion should become more balanced in 2006. Internal domestic demand abroad should expand, while the contribution by the U.S. to overseas economic growth - by virtue of its widening balance of trade - should slow. In the U.S., the key questions this year appear to be the extent to which a softening housing market will be a drag on the economy, and whether corporate spending will be enough to pick up the slack. GDP is anticipated by most economists to be above 3%, as the accommodative monetary policy of the past several years continues to support expansion. During the past several years, companies have been hoarding cash, reluctant to boost employment or spend on plant and equipment. That trend is beginning to reverse, and more support for the economy is likely to come from increased corporate spending, and from the rebuilding efforts in New Orleans and other damaged regions. Some of the concerns from last year carry over to 2006. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Higher energy prices act like a tax on economic growth. Fortunately, recent inflation indicators have been good, which gives consumers higher real income and the Fed some breathing room in its tightening policy.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.
Sincerely,

/s/  Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                       A Mellon Asset Management Company

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

The economy grew steadily in 2005 despite continuous rate hikes by the U.S. Federal Reserve, sharply higher energy prices and major disruptions from Hurricanes Katrina and Rita. Job gains remained surprisingly strong with a 12-month moving average of 168,000 jobs, and the unemployment rate fell to 5%. Inflation news was generally positive as CPI, excluding food and energy, hovered in the area of 2% and the latest release of the Fed's preferred measure of inflation, core personal consumption expenditures, posted a moderate 1.8% rise year over year. Against this backdrop, short term interest rates rose significantly more than long term rates, leaving the slope between 2- and 10-year Treasuries virtually flat by year-end. In an environment where the Fed's inflation-fighting credibility and policy transparency has been quite good, interest rate volatility has fallen. Similarly, risk premiums have remained low during 2005. However, there has been a notable pickup in event risk in the corporate market over the course of the year which started with downgrades in the auto sector and spread more broadly with increasing merger activity and leveraged buy out rumors. As we close the year, slowing growth prospects, moderate inflation and a likely decline in the housing market lead us to expect that the Fed is nearly done raising rates.

For the latest year, the Standish Mellon Investment Grade Bond Fund outperformed the Lehman Brothers U.S. Aggregate Index. Over the 12-month period ended December 31, 2005, the Fund returned 2.63% net of fees compared to 2.43% for the index. The Fund's yield curve strategy contributed strongly to excess returns as we implemented a barbell position (overweight cash and long bonds versus underweight intermediate maturities) which capitalized on the yield curve flattening. Similarly, a shorter-than-benchmark duration was advantageous given significantly higher intermediate bond yields. In spread sectors, the Fund's allocation to emerging markets was positive as the sector benefited from strong investor demand and improving credit momentum. Treasury Inflation Protected Securities (TIPS) were another source of value added. During the year, we opportunistically added TIPS to take advantage of higher inflation accruals due to the surge in energy prices and undervalued breakeven inflation rates. In the corporate bond market, amid increasing negative headlines and event risk, our defensive security selection was positive for portfolio returns. Finally, our allocation to higher quality bonds in the commercial mortgage and asset backed sectors positively impacted performance.

As we begin 2006, we anticipate the Fed to pause soon given policymakers have moderated their hawkish inflation tone and expressed caution in tightening too aggressively. Meanwhile, as low risk premiums persist, the Fund's sector positioning remains defensive. We continue to capitalize on opportunities to purchase insurance in the credit default market for select issuers with a high probability of negative event risk. In the structured market, there are attractively priced opportunities in the asset backed sector with diversified pools of mortgages. We have moved the Fund's duration from shorter than the index to neutral given that we are near the end of the tightening cycle. Finally, in a flat yield curve environment, we favor intermediate bonds which should benefit portfolio returns as we believe interest rates will likely fall in the front end of the curve when the Fed pauses.

As always, we look forward to serving you in 2006.

/s/ Catherine Powers               /s/ Marc Seidner

    Catherine Powers                   Marc Seidner

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

            Comparison of Change in Value of $100,000 Investment in
                   Standish Mellon Investment Grade Bond Fund
                  and the Lehman Brothers U.S. Aggregate Index
--------------------------------------------------------------------------------

Years Ended 12/31

Average Annual Total Returns (for period ended 12/31/2005)

[GRAPHIC]

                           Since
                           Inception
1 Year   3 Years  5 Years  6/1/2000
------------------------------------
2.63%    3.66%    5.69%    6.70%

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains and assuming a constant rate of performance each year. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

* Source: Lipper Inc.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                          Shareholder Expense Example
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                  Expenses Paid
                              Beginning          Ending           During Period(+)
                            Account Value     Account Value      July 1, 2005 to
                            July 1, 2005    December 31, 2005   December 31, 2005
----------------------------------------------------------------------------------
Actual                     $1,000.00           $1,001.80            $2.02
Hypothetical (5% return
per year before expenses)  $1,000.00           $1,023.19            $2.04

(+) Expenses are equal to the Fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

           Portfolio Information as of December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

Summary of Combined Ratings
--------------------------------------------------------------------------------
                                        Percentage of
Quality Breakdown                        Investments
--------------------------------------------------------------------------------
AAA and higher                              58.4%
AA                                           6.2
A                                           10.9
BBB                                         24.5
                                           ------
  Total                                    100.0%

Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

                                                                 Percentage of
Top Ten Holdings*                           Rate     Maturity     Investments
--------------------------------------------------------------------------------
FNMA TBA                                    5.000      1/1/2036        7.4%
FNMA TBA                                    4.500      1/1/2021        4.2
U.S. Treasury Bond                          5.250    11/15/2028        2.5
FNMA TBA                                    5.000      1/1/2021        2.7
U.S. Treasury Note                          4.750     5/15/2014        1.6
FNMA                                        5.500     10/1/2033        1.4
FNMA                                        5.500      2/1/2033        1.3
DLJ Commercial Mortgage Corp. 1998-CF2 B1   7.042    11/12/2031        1.0
FNMA                                        5.500     11/1/2024        1.0
Northern Rock PLC 144A                      5.600     4/30/2014        0.9
                                                                      ----
                                                                      24.0%

* Excluding short-term investments and investment of cash collateral.

                                                  Percentage of
Economic Sector Allocation                        Investments
----------------------------------------------------------------
Treasury/Agency                                     18.9%
Mortgage pass thru                                  28.7
Credit                                              32.8
ABS/CMO/CMBS                                        19.6
                                                   -----
                                                   100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                             Par        Value
Security Description                                             Rate    Maturity            Value     (Note 1A)
----------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--123.0%
BONDS AND NOTES--110.6%
Asset Backed--16.1%
Accredited Mortgage Loan Trust 2005-1 A2A (a)                  4.47875%  4/25/2035          $  9,613   $  9,614
Accredited Mortgage Loan Trust 2005-2 A2A (a)                  4.47875   7/25/2035            16,841     16,839
Accredited Mortgage Loan Trust 2005-3 A2 (a)                   4.47875   9/25/2035            42,493     42,496
ACE Securities Corp. 2005-HE1 A2A (a)                          4.49875   2/25/2035            12,284     12,287
Americredit Automobile Receivables Trust 2005-DA A2            4.75000   11/6/2008            25,000     24,992
Ameriquest Mortgage Securities Inc. 2003-8 AF3                 4.37000  10/25/2033            49,221     49,049
Bear Stearns Asset Backed Securities, Inc. 2005-HE2 1A1 (a)    4.48875   2/25/2035            12,032     12,034
Bear Stearns Asset Backed Securities, Inc. 2005-HE3 1A1 (a)    4.45875   3/25/2035            43,955     43,961
Capital One Multi-Asset Execution Trust 2004-C1 C1             3.40000  11/16/2009            58,000     57,043
Capital One Prime Auto Receivables Trust 2004-1 A3             2.02000  11/15/2007             4,266      4,239
Chec Loan Trust LLC 2004-2 A1 (a) (g)                          4.54875   1/25/2025            11,329     11,330
Chase Manhattan Auto Owner Trust 2003-A A3                     1.52000   5/15/2007            18,518     18,482
Chase Manhattan Auto Owner Trust 2003-C CTFS                   2.78000   6/15/2010            48,737     47,842
Citigroup Mortgage Loan Trust, Inc. 2005-WF2 AF7               5.24900   8/25/2035            55,000     54,401
Countrywide Alternative Loan Trust 2005-J4 2A1B (a)            4.49875   7/25/2035            21,892     21,878
Countrywide Asset-Backed Certificates 2005-2 2A1 (a)           4.28375   8/25/2035            12,267     12,268
Credit-Based Asset Servicing and Securitization 2005-CB7 AF1   5.20800  11/25/2035            47,574     47,477
Ford Credit Auto Owner Trust 2005-B B                          4.64000   4/15/2010            35,000     34,645
Fremont Home Loan Trust 2005-1 2A1 (a)                         4.47875   6/25/2035            11,523     11,527
Green Tree Financial Corp. 1994-7 M1                           9.25000   3/15/2020            23,614     24,806
Home Equity Asset Trust 2005-5 2A1 (a)                         4.48875  11/25/2035            34,883     34,885
Honda Auto Receivables Owner Trust 2005-5 A1                   4.22063  11/15/2006            57,872     57,821
Hyundai Auto Receivables Trust 2004-A B                        3.46000   8/15/2011            62,000     60,368
Merrill Lynch Mortgage Investors, Inc. 2005-NC1 A2A (a)        4.48875  10/25/2035             2,400      2,400
Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 A2A (a)       4.47875   9/25/2035             8,065      8,066
Morgan Stanley ABS Capital I 2005-WMC2 A2A (a)                 4.45875   2/25/2035            10,662     10,663
Morgan Stanley Home Equity Loans 2005-2 A2A (a)                4.46875   5/25/2035            65,453     65,421
Nomura Asset Acceptance Corp. 2005-WF1 2A5                     5.15900   3/25/2035            28,000     27,323
Opteum Mortgage Acceptance Corp. 2005-1 A2 (a)                 4.51875   2/25/2035            39,524     39,524
Origen Manufactured Housing 2005-A A1                          4.06000   7/15/2013            40,065     39,845
Popular ABS Mortgage Pass--Thru Trust 2005-5 AF6               5.33100  11/25/2035            25,000     24,789
Popular ABS Mortgage Pass--Thru Trust 2005-D AF1               5.36100   1/25/2036            23,797     23,782
Residential Asset Mortgage Products, Inc. 2003-RS9 MI1         5.80000  10/25/2033            25,000     24,908
Residential Asset Mortgage Products, Inc. 2005-RS2 AII1 (a)    4.48875   2/25/2035            39,525     39,538
Residential Asset Mortgage Products, Inc. 2005-RS3 AI1 (a)     4.47875   3/25/2035            34,218     34,223
Residential Asset Mortgage Products, Inc., 2004-RS8 AI2        3.81000   1/25/2026            62,951     62,691
Residential Asset Securities Corp. 2004-KS10 AI1 (a)           4.54875  10/25/2013             8,655      8,656
Residential Asset Securities Corp. 2005-EMX1 AI1 (a)           4.47875   3/25/2035            16,463     16,466
Soundview Home Equity Loan Trust 2005-M M3                     5.82500   5/25/2035            40,000     39,842
Specialty Underwriting & Residential Finance 2004-BC4 A2A (a)  4.52875  10/25/2035            15,946     15,949
Specialty Underwriting & Residential Finance 2005-BC1 A1A (a)  4.48875  12/25/2035            12,468     12,469
Structured Adjustable Rate Mortgage Loan 2005-8XS A1 (a)       4.47875   4/25/2035            16,783     16,783
USAA Auto Owner Trust 2004-1 A3                                2.06000   4/15/2008            43,090     42,595
WFS Financial Owner TR2004-3 B                                 3.51000   2/17/2012            22,603     22,129
WFS Financial Owner Trust 2003-3 A4                            3.25000   5/20/2011            62,000     61,024
WFS Financial Owner Trust 2004-4 C                             3.21000   5/17/2012            35,764     35,043
WFS Financial Owner Trust 2005-2 B                             4.57000  11/19/2012            56,000     55,590
Whole Auto Loan Trust 2003-1 C                                 3.13000   3/15/2010            20,845     20,679
Total Asset Backed (Cost $1,471,000)                                                                 ----------
                                                                                                      1,460,682
                                                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                        Par            Value
Security Description                                            Rate    Maturity        Value         (Note 1A)
----------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations--13.0%
GNMA 2004-23B                                                2.94600%  3/16/2019     $   67,000      $  63,834
GNMA 2004-9A                                                 3.36000   8/16/2022         63,712         61,131
GNMA 2003-48 AC                                              2.71200   2/16/2020         47,875         45,955
GNMA 2003-72 A                                               3.20620   4/16/2018         26,603         25,789
GNMA 2003-88 AC                                              2.91410   6/16/2018         26,538         25,486
GNMA 2003-96 B                                               3.60720   8/16/2018         70,000         68,006
GNMA 2004-12A                                                3.11000   1/16/2019         57,333         54,901
GNMA 2004-25 AC                                              3.37700   1/16/2023         58,823         56,618
GNMA 2004-43 A                                               2.82200  12/16/2019         60,622         57,926
GNMA 2004-51 A                                               4.14500   2/16/2018         57,114         55,986
GNMA 2004-57 A                                               3.02200   1/16/2019         31,674         30,399
GNMA 2004-67 A                                               3.64800   9/16/2017         44,433         43,397
GNMA 2004-77 A                                               3.40200   3/16/2020         50,673         48,913
GNMA 2004-97 AB                                              3.08400   4/16/2022         59,579         57,051
GNMA 2005-12 A                                               4.04400   5/16/2021         20,324         19,873
GNMA 2005-14 A                                               4.13000   2/16/2027         63,607         62,173
GNMA 2005-32 B                                               4.38500   8/16/2030         34,000         33,363
GNMA 2005-50 A                                               4.01500  11/16/2026         37,583         36,653
GNMA 2005-52 A                                               4.28700   1/16/2030         18,814         18,446
GNMA 2005-87 A                                               4.44900   3/16/2025         24,941         24,521
GNMA 2005-29 A                                               4.01600   7/16/2027         26,921         26,208
Nomura Asset Acceptance Corp. 2005-AP2 A5                    4.97600   5/25/2035         28,000         27,099
Structured Asset Mortgage Investments, Inc. 1998-2 B         6.00546   4/30/2030          2,220          2,207
Washington Mutual 2003-AR10 A5                               4.06884  10/25/2033         72,000         70,594
Washington Mutual 2004-AR7 A6                                3.94563   7/25/2034         67,000         64,814
Washington Mutual 2004-AR9 A7                                4.18088   8/25/2034         47,000         46,034
Washington Mutual 2005-AR4 A4B                               4.67939   4/25/2035         56,000         54,845
                                                                                                    ----------
Total Collateralized Mortgage Obligations (Cost $1,212,401)                                          1,182,222
                                                                                                    ----------
Corporate--27.9%
Banking--3.0%
JPMorgan Chase & Co.                                         5.12500   9/15/2014         44,000         43,556
MBNA Corp.                                                   6.12500    3/1/2013         15,000         15,906
Regions Financial Corp. (a)                                  4.38000    8/8/2008         50,000         49,991
Suntrust Capital II                                          7.90000   6/15/2027         59,000         63,231
Wells Fargo & Co. (c)                                        6.37500    8/1/2011         30,000         32,155
Zions Bancorporation                                         2.70000    5/1/2006         32,000         31,792
Zions Bancorporation                                         6.00000   9/15/2015         36,000         37,621
                                                                                                     ---------
                                                                                                       274,252
                                                                                                     ---------
Basic Materials--2.0%
Cabot Corp. 144A                                             5.25000    9/1/2013         60,000         58,362
Celulosa Arauco y Constitution SA                            5.62500   4/20/2015         31,000         30,774
ICI Wilmington, Inc.                                         4.37500   12/1/2008          9,000          8,770
ICI Wilmington, Inc.                                         5.62500   12/1/2013         36,000         35,833
Temple-Inland                                                6.62500   1/15/2018         10,000         10,303
Westvaco Corp.                                               7.95000   2/15/2031         19,000         21,865
Weyerhaeuser Co.                                             7.37500   3/15/2032         13,000         14,452
                                                                                                     ---------
                                                                                                       180,359
                                                                                                     ---------
Communications--1.9%
Comcast Corp. (c)                                            5.50000   3/15/2011         35,000         35,190
New Cingular Wireless Services, Inc.                         8.75000    3/1/2031         12,000         15,898
News America Holdings, Inc.                                  7.70000  10/30/2025         20,000         22,947

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                          Par       Value
Security Description                                            Rate      Maturity       Value     (Note 1A)
----------------------------------------------------------------------------------------------------------
Communications (continued)
SBC Communications, Inc.                                        5.625    6/15/2016     $ 23,000   $ 23,142
Sprint Capital Corp.                                            8.750    3/15/2032       32,000     42,467
Time Warner, Inc.                                               6.750    4/15/2011       23,000     24,152
Verizon Global Funding Corp.                                    7.750    6/15/2032       11,000     13,095
                                                                                                  --------
                                                                                                   176,891
                                                                                                  --------
Consumer Cyclical--0.4%
DaimlerChrysler NA Holding Corp.                                8.500    1/18/2031        9,000     10,890
Darden Restaurants                                              6.000    8/15/2035       20,000     18,942
Heinz (H.J.) Co. 144A                                           6.428    12/1/2008       10,000     10,273
                                                                                                    ------
                                                                                                    40,105
                                                                                                    ------
Consumer Noncyclical--1.5%
Aramark Services, Inc.                                          7.000    7/15/2006       21,000     21,193
Aramark Services, Inc.                                          6.375    2/15/2008       16,000     16,365
Coors Brewing Co.                                               6.375    5/15/2012       10,000     10,597
RR Donnelley & Sons Co.                                         4.950     4/1/2014       50,000     46,683
Safeway, Inc. (c)                                               7.250     2/1/2031       20,000     21,582
Wyeth                                                           5.500     2/1/2014       16,000     16,207
                                                                                                  --------
                                                                                                   132,627
                                                                                                  --------
Energy--1.6%
Amerada Hess Corp.                                              7.300    8/15/2031       23,000     26,618
Amoco Co.                                                       6.500     8/1/2007       50,000     51,244
Chevron Phillips                                                7.000    3/15/2011       18,000     19,340
Enbridge Energy Partners                                        6.300   12/15/2034       15,000     15,208
XTO Energy, Inc.                                                7.500    4/15/2012       29,000     32,439
                                                                                                  --------
                                                                                                   144,849
                                                                                                  --------
Financial--10.8%
Aegon NV                                                       5.75000  12/15/2020       10,000     10,151
Archstone-Smith Operating Trust REIT                            5.000    8/15/2007       16,000     15,991
Archstone-Smith Operating Trust REIT                            5.250     5/1/2015       11,000     10,848
Arden Realty LP                                                 5.250     3/1/2015       16,000     16,167
Bear Stearns Cos., Inc.                                         4.500   10/28/2010       21,000     20,501
Boeing Capital Corp.                                            7.375    9/27/2010       43,000     47,316
Boston Properties, Inc.                                         6.250    1/15/2013       18,000     18,883
Caterpillar Financial Service Corp.                           3.10000    5/15/2007       35,000     34,243
CBA Capital Trust I 144A                                       5.805     6/30/2015       46,000     47,369
Citigroup, Inc.                                                4.750    12/15/2010       20,000     19,667
Commercial Net Lease Realtor REIT                            6.15000    12/15/2015       10,000     10,149
Countrywide Home Loans, Inc.                                 4.00000     3/22/2011       20,000     18,819
Credit Suisse FB USA, Inc.                                   5.12500     8/15/2015       25,000     24,758
Duke Realty LP                                                 3.500     11/1/2007       34,000     33,079
Duke Realty LP                                                 7.750    11/15/2009       14,000     15,194
EOP Operating LP                                               7.000     7/15/2011       32,000     34,251
Erac USA Finance Co. 144A                                      7.950    12/15/2009       48,000     52,751
ERP Operating LP                                               4.750     6/15/2009        8,000      7,907
ERP Operating LP                                               5.125     3/15/2016       20,000     19,263
Federal Realty Investment                                      5.650      6/1/2016       10,000     10,057
Glencore Funding LLC 144A                                      6.000     4/15/2014       62,000     58,314
Goldman Sachs Group, Inc.                                      4.500     6/15/2010       20,000     19,545
Healthcare Realty Trust, Inc.                                8.12500      5/1/2011       30,000     33,228
HSBC Finance Corp. (c)                                         4.750     4/15/2010       18,000     17,733
International Lease Finance Corp.                            4.75000     1/13/2012       23,000     22,425
Jefferies Group, Inc.                                          7.500     8/15/2007       43,000     44,590
Jefferies Group, Inc.                                          5.500     3/15/2016        5,000      4,939

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                  Par       Value
Security Description                                Rate     Maturity            Value    (Note 1A)
---------------------------------------------------------------------------------------------------
Financial (continued)
John Deere Capital Corp.                          4.50000%   8/25/2008       $  30,000 $  29,683
John Deere Capital Corp.                          4.40000    7/15/2009          28,000    27,522
Mack-Cali Realty LP REIT                          5.05000    4/15/2010          10,000     9,886
Mack-Cali Realty LP REIT                          5.12500    1/15/2015          11,000    10,714
MassMutual Global Funding II 144A                 3.80000    4/15/2009          37,000    35,863
Merrill Lynch & Co. (c)                           4.12500    9/10/2009          27,000    26,198
Morgan Stanley                                    4.75000     4/1/2014          39,000   37,404
Prudential Financial, Inc.                        4.10400   11/15/2006          19,000    18,875
Quest Diagnostics, Inc. 144A                      5.12500    11/1/2010          10,000    9,997
Regency Centers LP                                5.25000     8/1/2015           4,000     3,927
Residential Capital Corp.                         6.37500    6/30/2010          48,000    48,774
Simon Property Group LP                           4.87500    8/15/2010          26,000    25,639
Willis Group North America                        5.62500    7/15/2015          26,000    25,990
                                                                                       ---------
                                                                                         978,610
                                                                                       ---------
Industrial--1.4%
American Standard, Inc.                           7.62500    2/15/2010          20,000    21,498
Raytheon Co.                                      5.50000   11/15/2012           8,000     8,182
Republic Services, Inc.                           6.08600    3/15/2035          34,000    34,681
Sealed Air Corp. 144A                             5.62500    7/15/2013          29,000    28,787
Waste Management, Inc.                            6.87500    5/15/2009          16,000    16,870
Waste Management, Inc.                            7.37500     8/1/2010           5,000     5,441
Waste Management, Inc.                            7.00000    7/15/2028          11,000    12,393
                                                                                       ---------
                                                                                         127,852
                                                                                       ---------
Services--1.7%
Harrahs Operating Co., Inc.                       8.00000     2/1/2011          20,000    22,103
May Dept Stores                                   6.65000    7/15/2024          35,000    36,799
Metlife, Inc.                                     5.00000    6/15/2015          58,000    56,887
Nuveen Investments, Inc.                          5.00000    9/15/2010          15,000    14,759
Sovereign Bancorp. 144A                           4.80000     9/1/2010          25,000    24,502
                                                                                       ---------
                                                                                         155,050
                                                                                       ---------
Transportation--0.6%
Fedex Corp.                                       2.65000     4/1/2007          26,000    25,291
Norfolk Southern Corp.                            6.75000    2/15/2011          12,000    12,945
Ryder System, Inc.                                5.00000    6/15/2012          16,000    15,231
                                                                                       ---------
                                                                                          53,467
                                                                                       ---------
Utilities--3.0%
Appalachian Power Co.                             5.95000    5/15/2033          19,000    19,085
Assurant, Inc.                                    6.75000    2/15/2034          16,000    17,389
Dominion Resources, Inc.                          7.19500    9/15/2014          15,000    16,665
Dominion Resources, Inc. (a)                      4.81938    9/28/2007          30,000    30,013
FirstEnergy Corp.                                 6.45000   11/15/2011          16,000    16,960
Niagara Mohawk Power Corp.                        7.75000    10/1/2008          13,000    13,880
Nisource Finance Corp.                            5.25000    9/15/2017          20,000    19,454
Oneok, Inc.                                       5.20000    6/15/2015          23,000    22,586
Pacific Gas & Electric Co.                        3.60000     3/1/2009          15,000    14,394
Pepco Holdings, Inc.                              5.50000    8/15/2007          28,000    28,169
Public Service Co. of Colorado                    4.37500    10/1/2008          28,000    27,649
Southern California Edison Co. (a)                4.43000    1/13/2006          44,000    43,998
                                                                                       ---------
                                                                                         270,242
                                                                                       ---------
Total Corporate (Cost $2,573,411)                                                      2,534,304
                                                                                       ---------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------


                                                                                                        Par         Value
Security Description                                                            Rate   Maturity         Value      (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
Municipal Bonds-0.6%
Sacramento County California Pension Funding (b) (Cost $52,487)              0.00000%   7/10/2030   $    56,000      $ 54,640
                                                                                                                     --------
Sovereign Bonds-0.7%
Republic of South Africa                                                     9.12500    5/19/2009        39,000        43,729
United Mexican States (c)                                                    6.62500    3/3/2015         20,000        21,900
                                                                                                                     --------
Total Sovereign Bonds (Cost $65,864)                                                                                   65,629
                                                                                                                     --------

Yankee Bonds-5.5%
Amvescap PLC                                                                 5.37500    2/27/2013        35,000        34,492
BHP Billiton Finance                                                         5.25000   12/15/2015        10,000        10,040
Koninklijke KPN NV                                                           8.37500    10/1/2030        35,000        41,474
ING Groep NV                                                                 5.77500   11/30/2049        15,000        15,203
British Sky Broadcasting PLC                                                 6.87500    2/23/2009        28,000        29,332
Deutsche Telekom International Finance BV                                    8.25000    6/15/2030        30,000        38,156
Falconbridge Ltd.                                                            5.37500     6/1/2015         5,000         4,821
Falconbridge Ltd.                                                            6.00000   10/15/2015        10,000        10,098
National Westminster Bank PLC (g)                                            7.75000   10/16/2007        77,000        80,430
Northern Rock PLC 144A                                                       5.60000    4/30/2014        90,000        90,503
Pearson Dollar Finance PLC 144A                                              4.70000     6/1/2009        33,000        32,462
Potash Corp. of Saskatchewan                                                 4.87500     3/1/2013        36,000        35,105
St. George Bank Ltd. 144A                                                    5.30000   10/15/2015        51,000        51,228
Telecom Italia Capital SA                                                    4.87500    10/1/2010        25,000        24,510
Total Yankee Bonds (Cost $501,517)                                                                                   --------
                                                                                                                      497,854
                                                                                                                     --------
Pass Thru Securities-41.3%

Agency Pass Thru-30.8%
FHLMC Gold                                                                   4.50000    10/1/2009        48,154        47,463
FHLMC Gold                                                                   4.50000     4/1/2010        51,863        51,041
FHLMC Gold                                                                   3.50000     9/1/2010         7,491         7,129
FHLMC Gold                                                                   6.00000     5/1/2017        48,591        49,600
FNMA                                                                         4.00000     5/1/2010        56,060        54,215
FNMA                                                                         3.53000     7/1/2010        37,340        35,191
FNMA                                                                         5.00000    10/1/2011        71,877        71,597
FNMA                                                                         4.06000     6/1/2013        28,000        25,870
FNMA                                                                         6.50000    12/1/2015        10,633        10,939
FNMA                                                                         6.00000     4/1/2017        86,336        88,253
FNMA                                                                         6.00000     6/1/2017        21,234        21,706
FNMA                                                                         6.00000     7/1/2017         9,578         9,791
FNMA                                                                         5.50000    11/1/2024        96,826        96,698
FNMA                                                                         5.50000    12/1/2024        23,881        23,850
FNMA                                                                         5.50000     1/1/2025        73,598        73,500
FNMA                                                                         7.50000     2/1/2029        13,657        14,345
FNMA                                                                         7.50000     9/1/2029         1,128         1,183
FNMA                                                                         7.00000    11/1/2031         2,986         3,121
FNMA                                                                         7.00000     5/1/2032        25,987        27,119
FNMA                                                                         7.00000     6/1/2032        49,603        51,763
FNMA                                                                         5.50000     2/1/2033       134,756       133,807
FNMA                                                                         5.50000    10/1/2033       137,151       136,145
FNMA                                                                         5.50000     1/1/2034        31,621        31,390

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                                           Par        Value
Security Description                                                            Rate   Maturity           Value    (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
Agency Pass Thru (continued)
FNMA                                                                         5.50000%   1/1/2034       $ 46,330   $   45,990
FNMA (TBA) (d)                                                               4.50000    1/1/2021        425,000      413,445
FNMA (TBA) (d)                                                               5.00000    1/1/2021        275,000      271,992
FNMA (TBA) (d)                                                               5.00000    1/1/2036        770,000      745,938
FNMA (TBA) (d)                                                               5.50000    1/1/2021         80,000       80,475
FNMA Grantor Trust 2001-T6 B                                                 6.08800   5/25/2011         76,000       80,181
FNMA Grantor Trust 2002-T11 A                                                4.76878   4/25/2012         31,925       31,805
GNMA                                                                         8.00000   8/15/2025         12,219       13,097
GNMA                                                                         8.00000  11/15/2025         16,991       18,212
GNMA                                                                         8.00000   5/15/2026          4,431        4,749
GNMA                                                                         8.00000  11/15/2026         11,600       12,432
GNMA                                                                         6.50000   7/15/2032         14,947       15,619
                                                                                                                  ----------
                                                                                                                   2,799,651
                                                                                                                  ----------
NonAgency Pass Thru-10.5%
Banc of America Commercial Mortgage, Inc. 2005-2 A2                          4.24700   7/10/2043         44,000       43,382
Bear Stearns Commercial Mortgage Securities 2003-T12 A3                      4.24000   8/13/2039         43,000       41,477
Bear Stearns Commercial Mortgage Securities 2005-T20 A2                      5.12700  10/12/2042         45,000       45,079
Calwest Industrial Trust 2002-CALW A 144A                                    6.12700   2/15/2017         82,000       86,303
Chase Commercial Mortgage Securities Corp. 1997-1 D                          7.37000   6/19/2029         39,000       40,065
Chase Commercial Mortgage Securities Corp. 1997-1 E                          7.37000   6/19/2029         67,000       68,946
Chase Commercial Mortgage Securities Corp. 1997-2 C                          6.60000  12/19/2029         75,000       76,984
Citigroup/Deutsche Bank Commercial Mortgage 2005-CD1 A2FX                    5.22540   7/15/2044         20,000       20,131
Crown Castle Towers LLC, 2005-1A D 144A                                      5.61200   6/15/2035         45,000       43,830
DLJ Commercial Mortgage Corp. 1998-CF2 A1B                                   6.24000  11/12/2031         40,000       41,226
DLJ Commercial Mortgage Corp. 1998-CF2 B1                                    7.04214  11/12/2031        100,000      105,067
JP Morgan Chase Commercial Mortgage Sec. Co. 2005-LDP4 A2                    4.79000  10/15/2042         30,000       29,599
JP Morgan Chase Commercial Mortgage Security Co. 2005-LDP5 A2                5.19800  12/15/2044         20,000       20,082
LB Commercial Conduit Mortgage Trust 1999-C1 B                               6.93000   6/15/2031         27,000       28,589
Merrill Lynch Mortgage Trust, Inc. 2005-CIP1 A2                              4.96000   7/12/2038         25,000       24,857
Morgan Stanley Capital 1998-HF1 E                                            7.35074   3/15/2030         74,000       77,383
Morgan Stanley Capital I 1999-CAM1 A4                                        7.02000   3/15/2032         36,000       37,988
Morgan Stanley Dean Witter Capital I 2001-PPM A2                             6.40000   2/15/2031         31,739       32,715
Morgan Stanley Dean Witter Capital I 2001-PPM A3                             6.54000   2/15/2031         25,629       26,495
Mortgage Capital Funding, Inc. 1997-MC2 C                                    6.88100  11/20/2027         70,000       72,007
                                                                                                                  ----------
                                                                                                                     962,205
                                                                                                                  ----------
Total Pass Thru Securities (Cost $3,811,668)                                                                       3,761,856
                                                                                                                  ----------
US Treasury Obligations-5.5%
U.S. Treasury Bond (c)                                                       5.25000  11/15/2028        250,000      272,676
U.S. Treasury Note (c)                                                       3.50000   2/15/2010         70,000       67,708
U.S. Treasury Note (c) (f)                                                   4.75000   5/15/2014        155,000      158,772
                                                                                                                  ----------
Total US Treasury Obligations (Cost $495,741)                                                                        499,156
                                                                                                                  ----------
TOTAL BONDS AND NOTES (Cost $10,184,089)                                                                          10,056,343
                                                                                                                  ----------
                                                                                                       Contract
PURCHASED OPTIONS-0.0%                                                                                    Size
                                                                                                       --------
U.S. Treasury Note 4.25% Put, Strike Price 97.171, 2/6/06                                                95,000          214
                                                                                                                  ----------
TOTAL PURCHASED OPTIONS (Cost $1,188)                                                                                    214
                                                                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                                              Par          Value
Security Description                                                            Rate      Maturity           Value       (Note 1A)
----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.3%

U.S. Government Agency--2.8%
FHLMC Discount Note (e)                                                         4.000%    1/13/2006      $   100,000   $    99,856
FNMA Discount Note (c) (e)                                                      4.128     1/12/2006          155,000       154,786
                                                                                                                       -----------
                                                                                                                           254,642
                                                                                                                       -----------

U.S. Treasury--0.5%
U.S. Treasury Bill (e) (f)                                                      3.938      3/9/2006           50,000        49,648
                                                                                                                       -----------
Total Short Term Investments (Cost $304,283)                                                                               304,290
                                                                                                                       -----------

INVESTMENT OF CASH COLLATERAL--9.1%                                                                           Shares
                                                                                                              ------
BlackRock Cash Strategies L.L.C. (h) (Cost $831,212)                            4.310                         831,212      831,212
                                                                                                                       -----------
TOTAL UNAFFILIATED INVESTMENTS (Cost $11,320,772)                                                                       11,192,059
                                                                                                                       -----------

AFFILIATED INVESTMENTS--3.0%
Dreyfus Institutional Preferred Plus Money Market Fund (h) (i) (Cost $275,803)  4.060                         275,803      275,803
                                                                                                                       -----------
Total Investments--126.0% (Cost $11,596,575)                                                                            11,467,862
                                                                                                                       -----------
Liabilities in Excess of Other Assets--(26.0%)                                                                          (2,373,239)
                                                                                                                       -----------
NET ASSETS--100.0%                                                                                                     $ 9,094,623
                                                                                                                       ===========

Notes to Schedule of Investments

 144A -- Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the year end, the value of these securities amounted to $614,421 or 6.8% of net assets.
FHLMC -- Federal Home Loan Mortgage Company
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
REIT -- Real Estate Investment Trust
TBA -- To Be Announced
(a) Variable Rate Security; rate indicated as of 12/31/05.
(b) Zero coupon security.
(c) Security, or a portion thereof, was on loan at 12/31/05.
(d) Delayed Delivery contract.
(e) Rate noted is yield to maturity.
(f) Denotes all or part of security pledged as collateral.
(g) Step bond; rate indicated as of 12/31/05.
(h) Stated rate is the seven day yield for the fund at year end.
(i) Affiliated institutional money market fund.

The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

At December 31, 2005, the Fund held the following futures contracts:

                                                                      Underlying Face    Unrealized
Contract                            Position    Expiration Date       Amount at Value    Gain/(Loss)
----------------------------------------------------------------------------------------------------
US 5 Year Treasury (12 Contracts)   Long          3/22/2006             $1,271,099         $ 5,027
US 10 Year Treasury (1 Contract)    Short         3/22/2006                108,078          (1,328)
US 2 Year Treasury (5 Contracts)    Short         3/31/2006              1,025,563            (418)
                                                                        ----------         -------
                                                                        $2,404,740         $ 3,281
                                                                        ----------         -------

At December 31, 2005, the Fund held the following open swap contracts:

                                                                                                                    Unrealized
Credit Default Swaps            Reference                   Buy/Sell  (Pay)/Receive    Expiration       Notional   Appreciation/
Counterparty                     Entity                    Protection  Fixed Rate         Date           Amount   (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
Citigroup         Centurytel, Inc., 7.875% due 8/15/2012      Buy      (1.19%)           9/20/2015       $65,000     $ (313)

Deutsche Bank               Koninklijike KPN N.V., 8.00%
                                          due 10/01/2010      Buy      (0.850%)         12/20/2010        50,000         52

JPMorgan                    Koninklijike KPN N.V., 8.00%
                                          due 10/01/2010      Buy      (0.86%)          12/20/2010        60,000         37

Morgan Stanley & Co.        Wendy's International, Inc.,
                                  6.2500% due 11/15/2011      Buy      (0.97%)          12/20/2015        40,000        536
                                                                                                                     ------
                                                                                                                     $  312
                                                                                                                     ======

                                                   Pay/Receive                                                     Unrealized
Interest Rate Swaps                                Floating                        Expiration        Notional      Appreciation/
Counterparty            Floating Rate Index          Rate           Fixed Rate        Date            Amount      (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch            USD--LIBOR--BBA                Pay           4.1725%       5/13/2008        $200,000     $ (2,832)

Merrill Lynch            USD--LIBOR--BBA            Receive           4.6425%       5/13/2015         200,000        3,717
                                                                                                                  --------
                                                                                                                  $    885
                                                                                                                  ========

The Fund held the following written option contracts at December 31,2005:

                                                  Expiration
Written Put Option Security         Strike Price     Date        Contracts         Premium          Value
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Note 4.25% Put          95.609       2/06/06           1             $1,188           $ (114)
                                                                   =======         ======           ======

The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                      Statement of Assets and Liabilities
                               December 31, 2005
--------------------------------------------------------------------------------

Assets
  Investments in securities (including securities on loan,
    valued at $816,124 (Note 7))
    Unaffiliated issuers, at value (Note 1A) (cost $11,320,772)                         $11,192,059
    Affiliated issuers, at value (Note 1A) (cost $275,803)                                  275,803
  Receivable from Advisor                                                                       128
  Receivable for securities sold                                                            322,465
  Interest receivable                                                                        70,470
  Receivable for Fund shares sold                                                           427,895
  Unrealized appreciation on swap contracts, (Note 6)                                         4,342
  Prepaid expenses                                                                            5,717
                                                                                        -----------
  Total assets                                                                           12,298,879
Liabilities
  Payable for investments purchased                             $ 1,773,927
  Collateral for securities on loan (Note 7)                        831,212
  Distributions payable                                             496,983
  Due to Custodian                                                   50,039
  Options written, at value (premium received $1,188) (Note 6)          114
  Unrealized depreciation on swap contracts, (Note 6)                 3,145
  Accrued chief compliance officer fee (Note 2)                         404
  Accrued professional fees                                          31,580
  Accrued administrative service fee (Note 2)                           128
  Accrued accounting, administration, custody and transfer
    agent fees (Note 2)                                              11,661
  Accrued trustees' fees and expenses (Note 2)                        1,541
  Accrued expenses and other liabilities                              3,522
                                                                -----------
  Total liabilities                                                                       3,204,256
                                                                                        -----------
Net Assets                                                                              $ 9,094,623
                                                                                        ===========
Net Assets consist of:
  Paid-in capital                                                                       $ 9,246,910
  Accumulated net realized loss                                                             (22,104)
  Distributions in excess of net investment income                                           (7,022)
  Net unrealized depreciation                                                              (123,161)
                                                                                        -----------
Total Net Assets                                                                        $ 9,094,623
                                                                                        ===========
Shares of beneficial interest outstanding                                                   485,577
                                                                                        ===========
Net Asset Value, offering and redemption price per share
(Net Assets/Shares outstanding)                                                         $     18.73
                                                                                        ===========

The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                            Statement of Operations
                      For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Interest income                                                                      $1,506,307
  Dividend income from affiliated investment (Note 1F)                                     14,380
  Security lending income (Note 7)                                                          4,546
                                                                                       ----------
    Total investment income                                                             1,525,233
Expenses
  Investment advisory fee (Note 2)                                      $  139,755
  Accounting, administration, custody and transfer agent fees (Note 2)     119,871
  Professional fees                                                         52,535
  Registration fees                                                         14,500
  Trustees' fees and expenses (Note 2)                                       8,001
  Insurance expense                                                          9,500
  Miscellaneous                                                             11,218
                                                                        ----------
    Total expenses                                                         355,380
Deduct:
  Waiver of investment advisory fee (Note 2)                              (139,755)
  Reimbursement of fund operating expenses                                 (75,870)
                                                                        ----------
  Total expense deductions                                                 215,625
                                                                        ----------
    Net expenses                                                                          139,755
                                                                                       ----------
      Net investment income                                                             1,385,478
Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                             38,865
    Financial futures transactions                                          91,290
    Written options transactions                                               616
    Swap transactions                                                       (2,461)
                                                                        ----------
      Net realized gain (loss)                                                            128,310
  Change in unrealized appreciation (depreciation) on:
    Investments                                                           (506,854)
    Financial futures contracts                                             (3,433)
    Written options                                                         (3,280)
    Swap contracts                                                           1,410
                                                                        ----------
      Net change in unrealized appreciation (depreciation)                               (512,157)
                                                                                       ----------
  Net realized and unrealized gain (loss) on investments                                 (383,847)
                                                                                       ----------
Net Increase in Net Assets from Operations                                             $1,001,631
                                                                                       ==========

The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        For the               For the
                                                                      Year Ended             Year Ended
                                                                    December 31, 2005     December 31, 2004
                                                                    -----------------     -----------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income (loss)                                         $ 1,385,478           $ 2,186,333
  Net realized gain (loss)                                                 128,310             1,276,348
  Change in net unrealized appreciation (depreciation)                    (512,157)             (709,054)
                                                                       -----------           -----------
  Net increase (decrease) in net assets from investment operations       1,001,631             2,753,627
                                                                       -----------           -----------

Distributions to Shareholders (Note 1C)
  From net investment income                                            (1,470,098)           (2,343,659)
  From net realized gains on investments                                  (300,897)           (1,026,990)
                                                                       -----------           -----------
  Total distributions to shareholders                                   (1,770,995)           (3,370,649)
                                                                       -----------           -----------

Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                       5,230,124             2,823,448
  Value of shares issued to shareholders in reinvestment
    of distributions                                                       942,835             1,632,872
  Cost of shares redeemed                                              (47,909,871)          (14,862,788)
                                                                       -----------           -----------
  Net increase (decrease) in net assets from Fund share transactions   (41,736,912)          (10,406,468)
                                                                       -----------           -----------

Total Increase (Decrease) in Net Assets                                (42,506,276)          (11,023,490)

Net Assets
  At beginning of year                                                  51,600,899            62,624,389
                                                                       -----------           -----------
  At end of year [including distributions in excess of net
    investment income and undistributed net investment income
    of ($7,022) and $26,421]                                           $ 9,094,623           $51,600,899
                                                                       ===========           ===========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                   --------------------------------------------------------
                                                                     2005       2004         2003        2002        2001
                                                                   --------    --------    --------    --------    --------
Net Asset Value, Beginning of the year                             $  20.01    $  20.31    $  20.80    $  20.41    $  20.65
                                                                   --------    --------    --------    --------    --------
From Operations:
  Net investment income* (a)                                           0.80        0.74        0.69        0.89        1.27
  Net realized and unrealized gain (loss) on investments              (0.28)       0.17        0.09        0.79        0.59
                                                                   --------    --------    --------    --------    --------
Total from investment operations                                       0.52        0.91        0.78        1.68        1.86
                                                                   --------    --------    --------    --------    --------
Less Distributions to Shareholders:
  From net investment income                                          (1.27)      (0.80)      (0.78)      (0.91)      (1.30)
  From net realized gain on investments                               (0.53)      (0.41)      (0.49)      (0.38)      (0.80)
                                                                   --------    --------    --------    --------    --------
Total distributions to shareholders                                   (1.80)      (1.21)      (1.27)      (1.29)      (2.10)
                                                                   --------    --------    --------    --------    --------
Net Asset Value, End of Year                                       $  18.73    $  20.01    $  20.31    $  20.80    $  20.41
                                                                   ========    ========    ========    ========    ========
Total Return (b)                                                       2.63%       4.53%       3.81%       8.44%       9.21%
Ratios/Supplemental Data:
  Expenses (to average daily net assets)*                              0.40%       0.40%       0.40%       0.40%       0.21%
  Net Investment Income (to average daily net assets)*                 3.98%       3.59%       3.30%       4.30%       6.00%
  Portfolio Turnover: (c)
    Inclusive                                                           336%        275%        457%        391%        357%
    Exclusive                                                           119%        127%         --          --          --
  Net Assets, End of Year (000's omitted)                          $  9,095    $ 51,601    $ 62,624    $ 84,101    $ 63,564
-----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

  Net investment income (a)                                        $   0.68    $   0.67    $   0.63    $   0.83    $   1.17
  Ratios (to average daily net assets):
  Expenses                                                             1.02%       0.75%       0.70%       0.69%       0.68%
  Net investment income                                                3.36%       3.24%       3.00%       4.01%       5.53%

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) Beginning in 2004, the portfolio turnover ratio is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1)  Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Investment Grade Bond Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to maximize total return, consistent with preserving principal and liquidity, primarily through the generation of current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in investment grade fixed income securities including, but not limited to, government, agency, corporate and mortgage and asset-backed issues. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Investment security valuations

     Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. Securities transactions and income

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield - to - maturity. Realized gains and losses from securities sold are recorded on the identified cost basis.

     C. Distributions to shareholders

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales and amortization and/or accretion of premiums and discounts on certain securities.

     Permanent book and tax basis differences will result in reclassifications among undistributed net investment income, accumulated net realized gain
     (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. Expenses

     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     E. Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F. Affiliated issuers

     Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(2)  Investment Advisory Fee and Other Transactions With Affiliates:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is payable monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.40% of the Fund's average daily net assets for the year ended December 31, 2005. Pursuant to this agreement, for the year ended December 31, 2005, Standish Mellon voluntarily waived its investment advisory fee in the amount of $139,755 and reimbursed the Fund $75,870 for other operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     The Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $6,992 during the year ended December 31, 2005.

     The Fund has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $112,879 during the year ended December 31, 2005.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank received $1,835 for the year ended December 31, 2005. See Note 7 for further details.

     Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2005, the Fund was charged $2,269. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

     The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. For the year ended December 31, 2005 the Fund was charged $128 for fees payable to Mellon Private Wealth Management. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts.

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2005 were as follows:

                                                           Purchases            Sales
                                                          ------------      ------------
     U.S. Government Securities                           $116,280,261      $137,533,049
                                                          ============      ============
     Investments (non-U.S. Government Securities)         $ 13,804,197      $ 43,306,481
                                                          ============      ============

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(4)  Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              For the                For the
                                                                             Year Ended             Year Ended
                                                                          December 31, 2005      December 31, 2004
                                                                          -----------------      -----------------
     Shares sold                                                               261,106               137,236
     Shares issued to shareholders reinvestment of distributions declared       48,779                81,343
     Shares redeemed                                                        (2,402,674)             (723,366)
                                                                            ----------              --------
     Net increase (decrease)                                                (2,092,789)             (504,787)
                                                                            ==========              ========

     At December 31, 2005, two shareholders of record held approximately 92% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. For the period ended December 31, 2005, the Fund did not collect any redemption fees.

     During the year ended December 31, 2005, the Investment Grade Bond Fund had a redemption-in-kind valued at $40,050,635, of which $2,547,407 was distributed in cash and $37,503,228 was transacted via an in-kind redemption of investment securities. For tax purposes, this was a tax free exchange transaction. For accounting purposes gains and losses resulting from the redemptions-in-kind are included in realized gain/loss from securities in the Statement of operations. The Fund realized a loss of $144,717.

(5)  Federal Taxes:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     The tax basis components of distributable earnings and the federal tax cost as of December 31, 2005, was as follows:

     Unrealized appreciation                    $    36,420
     Unrealized depreciation                       (167,137)
                                                -----------
     Net unrealized appreciation/depreciation      (130,717)
                                                ===========
     Cost for federal income tax purposes       $11,598,579
                                                ===========

     Tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                     2005              2004
                                  ----------        ----------
                Ordinary income   $1,666,639        $2,934,513
                Capital gains        104,356           436,136
                                  ----------        ----------
                                  $1,770,995        $3,370,649
                                  ==========        ==========

     The Fund elected to defer to its fiscal year ended December 31, 2006 $16,819 of capital losses recognized during the period November 1, 2005 to December 31, 2005.

(6)  Financial Instruments:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The Fund may trade the following instruments with off-balance sheet risk:

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     Options

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     During the year ended December 31, 2005, the Fund entered into the following transactions:

                                                    Number of
                Written Put Option Transactions     Contracts        Premiums
                                                    ---------       ---------
                Outstanding, beginning of year              1       $  (7,607)
                Options written                             7            (394)
                Options expired                            (4)         17,473
                Options closed                             (3)         (8,284)
                                                    ---------       ---------
                Outstanding, end of year                    1       $   1,188
                                                    =========       =========

                                                    Number of
                Written Call Options Transactions   Contracts        Premiums
                Outstanding, beginning of year              1       $  (3,609)
                Options written                             6          (8,244)
                Options expired                            (5)         17,857
                Options closed                             (2)         (6,004)
                                                    ---------       ---------
                Outstanding, end of year                    0               0
                                                    =========       =========

     At December 31, 2005 the Fund held options. See Schedule of Investments for further details.

     Futures contracts

     The Fund may enter into financial futures contracts for the sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At December, 31, 2005, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

     Swap agreements

     The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     At December 31, 2005, the Fund had swap agreements outstanding. See the Schedule of Investments for further details.

(7)  Security Lending:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund loaned securities during the year ended December 31, 2005 and earned interest on the invested collateral of $113,443 of which, $108,897 was rebated to borrowers or paid in fees. At December 31, 2005, the Fund had securities valued at $816,124 on loan. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(8)  Delayed Delivery Transactions:

     The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Fund instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     At December 31, 2005, the Portfolio held delayed delivery securities. See Schedule of Investments for further details.

(9)  Line of Credit:

     The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolio/funds at the end of each quarter. For the year ended December 31, 2005, the facility fee was $827 for the Fund.

     During the year ended December 31, 2005, the Fund had average borrowings outstanding of $338,597 for eleven days and incurred $432 of interest expense.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

            Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Investment Grade Bond Fund, (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2006

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

    Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

     The Investment Company Act of 1940 requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Fund's investment adviser, Standish Mellon Asset Management Company LLC ("Standish Mellon"), a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 22, 2005 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of Standish Mellon attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 18, 2005.

     The information requested by the Independent Trustees and reviewed by the entire Board included:

     (i) Financial and Economic Data: Standish Mellon's income statements, as well as a profitability analysis of Standish Mellon, including a separate presentation of Standish Mellon's profitability relative to that of several publicly traded investment advisers;

     (ii) Management Teams and Operations: Standish Mellon's Form ADV, as well as information concerning Standish Mellon's executive management, investment management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

     (iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and Standish Mellon's separate account advisory fee schedules;

     (iv) Specific Facts Relating to the Fund: Standish Mellon's commentary on the Fund's performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by Standish Mellon providing salient data about the Fund and Standish Mellon's views concerning the issues of breakpoints in the management fee schedule of the Fund and potential economies of scale; and

     (v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

     In considering the continuation of the Fund's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the Fund's advisory agreement and the compensation to Standish Mellon provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

     Nature, Extent and Quality of Services

     The Board considered the nature, scope and quality of the overall services provided to the Fund by Standish Mellon. In their deliberations as to the continuation of the Fund's advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust Standish Mellon, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

     Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by Standish Mellon. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

     The Trustees reviewed the background and experience of the Fund's two portfolio managers and also met with senior management of Standish Mellon to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Standish Mellon's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

     The Board determined that Standish Mellon had the expertise and resources to manage the Fund effectively.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

    Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

     Investment Performance

     The Board considered the investment performance of the Fund against a peer group of investment companies selected by Standish Mellon with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board for at the September 22, 2005 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

     The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2005 based on the Lipper materials provided to the Board at the September 22, 2005 meeting. The Board found that the Fund outperformed its peer group average return for the one-year period (5.00% vs. 4.92%) but underperformed its peer group average returns for the three-year period (4.73% vs. 5.43%) and five-year period (6.81% vs. 7.20%).

     Advisory Fee and Other Expenses

     The Board considered the advisory fee rate paid by the Fund to Standish Mellon. The Lipper data presenting the Fund's "net advisory fees" included fees paid by the Fund, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Trust's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund's advisory fees to those peers that include administrative fees within a blended advisory fee.

     The Fund's contractual advisory fee was 0.40%, in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.455%. The Fund's net advisory fee, after giving effect to expense limitations, was 0.08%, below the peer group median net advisory fee of 0.438%. Based on the Lipper data, as well as other factors discussed at the September 22, 2005 meeting, the Board determined that the Fund's advisory fee is reasonable relative to its peer group averages, both with and without giving effect to expense limitations.

     The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Standish Mellon. Based on the additional scope and complexity of the services provided and responsibilities assumed by Standish Mellon with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable.

     The Board also considered the Fund's expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.40% (after giving effect to expense limitations) was lower than the median net expense ratio of the peer group of 0.50% notwithstanding the fact that all of the other funds in the peer group were larger than the Fund.

     Standish Mellon's Profitability

     The Board considered Standish Mellon's profitability in managing the Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by Standish Mellon or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that, based on the profitability information submitted to them by Standish Mellon, Standish Mellon incurred losses in managing many of the investment companies in the Mellon Institutional Funds family of funds, including the Fund, and that among those funds that were profitable to Standish Mellon, several generated only marginal profitability for the firm. The Trustees observed that Standish Mellon had incurred losses in operating the Fund in both 2003 and 2004.

     Economies of Scale

     The Board also considered the extent to which economies of scale might be realized as the Fund grows. They observed that the Standish Mellon Fixed Income Portfolio, the largest fund in the complex, already had breakpoints in its fee arrangement that reflected economies resulting from its size. The Board concluded that, at existing asset levels and considering current assets growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time. They requested, however, that management consider the issue of future breakpoints and respond to the Independent Trustees and to present a proposal for such breakpoints or, in each case as applicable, management's rationale as to why such future breakpoints are not necessary or appropriate for a particular Fund.

                  Mellon Institutional Funds Investment Trust
                   Standish Mellon Investment Grade Bond Fund

    Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

     Other Benefits

     The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Board, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Funds;
     (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the Funds to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

     The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                     * * *

     The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund's advisory agreement and the compensation to Standish Mellon provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2005. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                                                         Trustee
                                                                                            Number of                  Remuneration
                                                                           Principal     Portfolios in     Other         (period
Name                                              Term of Office         Occupation(s)    Fund Complex  Directorships      ended
Address, and                    Position(s)       and Length of           During Past     Overseen by      Held by      December 31,
Date of Birth                 Held with Trust      Time Served             5 Years          Trustee        Trustee         2005)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee         Trustee since     Chairman Emeritus,         32          None          $1,508
c/o Decision Resources, Inc.                       11/3/1986         Decision Resources, Inc.
260 Charles Street                                                   ("DRI") (biotechnology
Waltham, MA 02453                                                    research and consulting
9/30/40                                                              firm); formerly Chairman
                                                                     of the Board and Chief
                                                                     Executive Officer, DRI

Caleb Loring III                   Trustee         Trustee since     Trustee, Essex Street      32          None          $1,635
c/o Essex Street Associates                        11/3/1986         Associates (family
P.O. Box 5600                                                        investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman               Trustee         Trustee since     William Joseph Maier,      32          None          $1,508
c/o Harvard University                             9/13/1989         Professor of Political
Littaver Center 127                                                  Economy, Harvard
Cambridge, MA 02138                                                  University
8/5/44

John H. Hewitt                     Trustee         Trustee since     formerly Trustee, Mertens  32          None          $1,508
P.O. Box 2333                                      11/3/1986         House, Inc. (hospice)
New London, NH 03257
4/11/35

Interested Trustees

Patrick J. Sheppard         Trustee, President     Since 2003        President and Chief        32          None            $0
The Boston Company              and Chief                            Operating Officer of
Asset Management, LLC       Executive Officer                        The Boston Company
One Boston Place                                                     Asset Management, LLC;
Boston, MA 02108                                                     formerly Senior Vice President
7/24/65                                                              and Chief Operating Officer,
                                                                     Mellon Asset Management
                                                                     ("MAM") and Vice
                                                                     President and Chief
                                                                     Financial Officer, MAM

Principal Officers who are Not Trustees

                                                                                    Principal
Name                                              Term of Office                  Occupation(s)
Address, and                    Position(s)       and Length of                    During Past
Date of Birth                 Held with Trust      Time Served                      5 Years
------------------------------------------------------------------------------------------------------------------------------------

Barbara A. McCann          Vice President          Since 2003        Senior Vice President and Head of Operations,
Mellon Asset Management    and Secretary                             Mellon Asset Management ("MAM"); formerly First
One Boston Place                                                     Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson         Vice President          Vice President    Vice President and Mutual Funds Controller,
Mellon Asset Management    and Treasurer           since 1999;       Mellon Asset Management
One Boston Place           Treasurer
Boston, MA 02108           since 2002
7/14/65

Denise B. Kneeland         Assistant Vice          Since 1996        Vice President and Manager, Mutual Funds
Mellon Asset Management    President                                 Operations, Mellon Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren           Assistant Vice          Since 2001        Assistant Vice President and Manager of Compliance,
Mellon Asset Management    President                                 Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                                     of Shareholder Services, MAM, Shareholder Representative,
Boston, MA 02108                                                     Standish Mellon Asset Management Company LLC
1/19/71

Mary T. Lomasney             Chief                 Since 2005        First Vice President, Mellon Asset Management
Mellon Asset Management   Compliance                                 and Chief Compliance Officer, Mellon Funds Distributor
One Boston Place           Officer                                   and Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                                     Director, Blackrock, Inc., Senior Vice President,
4/8/57                                                               State Street Research & Management Company
                                                                     ("SSRM"), Vice President, SSRM

                [LOGO]Mellon
                      --------------------------
                      Mellon Institutional Funds

                      One Boston Place
                      Boston, MA 02108-4408
                      800.221.4795
                      www.melloninstitutionalfunds.com

                                                                      6946AR1205

                                              [LOGO]  Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                 Standish Mellon
                                              Enhanced Yield Fund
--------------------------------------------------------------------------------
Year Ended December 31, 2005

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO]  Mellon
        --------------------------
        Mellon Institutional Funds

February 2006

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2005.

To put the 2005 environment in perspective, the economy showed resiliency, largely shrugging off the effects of Hurricanes Katrina and Rita. Real GDP advanced 4.1% in the third quarter, although some lagging impact of the storms is likely to reduce fourth quarter growth. While the storm damage and related oil shocks did not significantly derail economic growth, these events did help dampen investor enthusiasm, with mixed results for the broad equity markets. The S&P 500 advanced 3%, while the Dow Jones Industrial Average fell by 0.6%. Both developed and emerging foreign markets outperformed the U.S., as foreign companies' profitability continued to exceed expectations. For example, in local currency terms, the MSCI EAFE Index, a broad representation of international stocks, advanced 25.9%, while the MSCI Emerging Markets index advanced 24.5%.

In the bond market, the U.S. Federal Reserve continued its course of "measured" tightenings, which steadily pushed up short-term rates. By year-end, however, the Fed started to signal that the cycle of tightenings was approaching conclusion. The yield curve ended the year virtually flat, as the long end changed very little in 2005, reflecting the market's conviction that inflation was relatively contained. This environment proved very good for long-term bond investors. The Lehman U.S. Treasury Long Bond Index, for example, had a total return of 6.5% in 2005. A major focus in 2006 will be on incoming Fed Chairman Ben Bernanke, and how he implements his inflation-targeting philosophy in his new role.

Looking ahead, we believe the global expansion should become more balanced in 2006. Internal domestic demand abroad should expand, while the contribution by the U.S. to overseas economic growth - by virtue of its widening balance of trade - should slow. In the U.S., the key questions this year appear to be the extent to which a softening housing market will be a drag on the economy, and whether corporate spending will be enough to pick up the slack. GDP is anticipated by most economists to be above 3%, as the accommodative monetary policy of the past several years continues to support expansion. During the past several years, companies have been hoarding cash, reluctant to boost employment or spend on plant and equipment. That trend is beginning to reverse, and more support for the economy is likely to come from increased corporate spending, and from the rebuilding efforts in New Orleans and other damaged regions. Some of the concerns from last year carry over to 2006. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Higher energy prices act like a tax on economic growth. Fortunately, recent inflation indicators have been good, which gives consumers higher real income and the Fed some breathing room in its tightening policy.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                            One Boston Place o Boston, MA 02108-4402
                                A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Economic activity continued at a robust level in 2005. Real gross domestic product grew between 3.5% and 4% during the year. Employment growth was solid and consumer spending, housing and corporate profitability were all strong. The economic strength occurred in spite of two major hurricanes, skyrocketing gas and oil prices and a Federal Reserve bent on raising short-term interest rates. Such resiliency is impressive and is due in part to the combined accommodative monetary and fiscal policies over the prior several years.

The Federal Reserve raised the overnight funds rate throughout the year, tightening by 25 basis points at each meeting. The overnight funds rate ended the year at 4.25%, up 200 basis points from the beginning of the year. Other short-term interest rates rose similarly; however, the amount of increase lessened as the term of the interest rate lengthened. As a result, the yield curve dramatically flattened during the year. Whereas the overnight interest rate rose 200 basis points, the yield on the 2-year Treasury note rose only 133 basis points, the 5-year note only 74 basis points and the 10-year note only 17 basis points. The resulting yield curve is almost perfectly flat out through 10 years, with the 2-year note yielding 4.40% and the 10-year note yielding 4.39%.

The prospects for economic growth in 2006 are good. Strong corporate balance sheets and consumer spending should help offset a probable slowdown in housing. Fiscal policy remains stimulative. Monetary policy is approaching a neutral posture. One more tightening by the Federal Reserve is anticipated by the market this year, taking the overnight rate to 4.50%.

Performance for the Fund was negatively impacted by the increase in short-term interest rates throughout the year. Performance for the Fund was 2.66% for 2005. During the year, the benchmark was changed from iMoneyNet to the 6-month Treasury Bill index. This change was made to be more consistent with the Fund's strategy and to more closely align the Fund's benchmark with that of other short-duration funds. Performance for the iMoneyNet benchmark was 2.65%. The Treasury total return for 2005 was 3.10%. During a period of rising interest rates, longer duration portfolios generally underperform. Somewhat offsetting the negative duration impact, the fund invests a high percentage of its assets in higher yielding asset-backed and corporate securities. In addition, the Fund benefited from its holding of TIPS (inflation indexed Treasury securities) during the year.

/s/ Laurie Carroll                                             /s/ Johnson Moore

Laurie Carroll                                                     Johnson Moore

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

             Comparison of Change in Value of $100,000 Investment in
                  Standish Mellon Enhanced Yield Fund with the
    Merrill Lynch 6 Month T-Bill Index and the iMoneyNet All-Taxable Average
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                              [PLOT POINTS TO COME]

                          Average Annual Total Returns
                          (for period ended 12/31/2005)
--------------------------------------------------------------------------------

                                                                         Since
                                                                       Inception
1 Year              3 Years         5 Years          10 Years          1/1/1989
--------------------------------------------------------------------------------
2.66%                1.63%           2.82%            4.28%              5.29%

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

*     Source: Bloomberg Inc.

**    Source: iMoneyNet Fund Report

(1) The Merrill Lynch (ML) 6-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to but not beyond 6 months from the rebalancing date. Effective May 1, 2005, the fund changed its benchmark from the iMoneyNet Fund Average Index to the ML 6-month US Treasury Bill Index because the adviser believes the ML 6-month Treasury Bill Index is more consistent with the characteristics and duration target of the fund.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

                           Shareholder Expense Example
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     Expenses Paid
                                 Beginning          Ending           During Period+
                               Account Value     Account Value      July 1, 2005 to
                               July 1, 2005    December 31, 2005   December 31, 2005
------------------------------------------------------------------------------------
Actual                           $1,000.00         $1,016.20             $1.27
Hypothetical (5% return
   per year before expenses)     $1,000.00         $1,023.59             $1.28

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

            Portfolio Information as of December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Percentage of
Economic Sector Allocation                                          Investments
--------------------------------------------------------------------------------
Treasury/Agency                                                         7.2%
Credit                                                                  4.5
Floating rate credit                                                   31.3
Asset-Backed                                                           17.6
Floating rate asset-backed                                             30.9
CMBS                                                                    2.8
Cash & equivalents                                                      5.7
                                                                      -----
                                                                      100.0%

                                                                                         Percentage of
Top Ten Holdings*                                               Rate       Maturity       Investments
------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Bond                           3.625      1/15/2008           7.0%
Citibank Credit Card Issuance Trust 2004-A1 A1                 2.550      1/20/2009           3.4
Merrill Lynch & Co.                                            4.541       2/6/2009           2.8
Genworth Financial, Inc.                                       4.641      6/15/2007           2.8
Wachovia Corp.                                                 4.460      7/20/2007           2.8
Metropolitan Life Global Funding I 144A                        4.147      10/5/2007           2.8
Gracechurch Card Funding PLC 4 A                               4.419      6/15/2008           2.8
Wells Fargo & Co.                                              4.410      3/10/2008           2.8
World Financial Network Credit Card Master Trust 2004-B A      4.469      7/15/2010           2.8
Residential Asset Securities Corp.-EMX2 A2 (a)                 4.539      7/25/2035           2.8
                                                                                             ----
                                                                                             32.8%

*     Excluding short-term investments and investment of cash collateral.

Summary of Combined Ratings
--------------------------------------------------------------------------------
                                                                   Percentage of
Quality Breakdown                                                   Investments
--------------------------------------------------------------------------------
AAA & Higher                                                            49.4%
AA                                                                      17.8
A                                                                       23.2
BBB                                                                      3.9
P1                                                                       0.5
P2                                                                       5.2
                                                                       -----
   Total                                                               100.0%

Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

The Standish Mellon Enhanced Yield Fund invests all of its investable assets in an interest of the Standish Mellon Enhanced Yield Portfolio (See Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

                       Statement of Assets and Liabilities
                               December 31, 2005
--------------------------------------------------------------------------------

Assets
   Investment in Standish Mellon Enhanced Yield Portfolio
   (Portfolio), at value (Note 1A)                                          $ 38,713,166
   Receivable from Advisor                                                         1,051
   Receivable for Fund shares sold                                                   146
   Prepaid expenses                                                                3,203
                                                                            ------------
      Total assets                                                            38,717,566

Liabilities
   Distributions payable                                        $  31,479
   Payable for Fund shares redeemed                                    95
   Accrued administrative services fee (Note 2)                     1,051
   Accrued chief compliance officer fees (Note 2)                     429
   Accrued transfer agent fees (Note 2)                             3,490
   Accrued professional fees                                       18,106
   Accrued trustees' fees and expenses (Note 2)                       500
   Other accrued expenses and liabilities                           3,059
                                                                ---------
      Total liabilities                                                           58,209
                                                                            ------------
Net Assets                                                                  $ 38,659,357
                                                                            ============
Net Assets consist of:
   Paid-in capital                                                          $ 41,312,072
   Accumulated net realized loss                                              (2,358,262)
   Net unrealized depreciation                                                  (294,453)
                                                                            ------------
Total Net Assets                                                            $ 38,659,357
                                                                            ============
Shares of beneficial interest outstanding                                      2,017,619
                                                                            ============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                          $      19.16
                                                                            ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

                             Statement of Operations
                      For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income allocated from Portfolio                                 $  2,073,424
   Expenses allocated from Portfolio                                            (187,292)
                                                                            ------------
      Net investment income allocated from Portfolio                           1,886,132

Expenses
   Registration fees                                            $  35,798
   Professional fees                                               38,748
   Transfer agent fees (Note 2)                                     8,378
   Shareholder reporting fees                                       6,103
   Shareholder services expense                                     1,051
   Trustees' fees (Note 2)                                          1,990
   Insurance expense                                                1,048
   Miscellaneous                                                    8,721
                                                                ---------
      Total expenses                                              101,837

   Deduct:
      Reimbursement of Fund operating expenses (Note 2)          (101,837)
                                                                ---------
         Net expenses                                                                 --
                                                                            ------------
            Net investment income                                              1,886,132
                                                                            ------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
      Investments                                                (196,071)
      Financial futures transactions                             (104,983)
                                                                ---------
         Net realized gain (loss)                                               (301,054)
   Change in unrealized appreciation (depreciation)
      allocated from Portfolio on:
      Investments                                                (155,746)
      Financial futures contracts                                  46,488
                                                                ---------
         Net change in unrealized appreciation (depreciation)                   (109,258)
                                                                            ------------
   Net realized and unrealized gain (loss) on investments                       (410,312)
                                                                            ------------
Net Increase in Net Assets from Operations                                  $  1,475,820
                                                                            ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  For the              For the
                                                                                 Year Ended           Year Ended
                                                                             December 31, 2005    December 31, 2004
                                                                             -----------------    -----------------
Increase (Decrease) in Net Assets:

From Investment Operations

   Net investment income                                                     $       1,886,132    $       1,280,177
   Net realized gain (loss)                                                           (301,054)             (63,934)
   Change in net unrealized appreciation (depreciation)                               (109,258)            (423,401)
                                                                             -----------------    -----------------
   Net increase (decrease) in net assets from investment operations                  1,475,820              792,842
                                                                             -----------------    -----------------
Distributions to Shareholders (Note 1C)

   From net investment income                                                       (1,940,395)          (1,475,658)
                                                                             -----------------    -----------------
   Total distributions to shareholders                                              (1,940,395)          (1,475,658)
                                                                             -----------------    -----------------
Fund Share Transactions (Note 4)

   Net proceeds from sale of shares                                                 15,151,988           62,046,776
   Value of shares issued to shareholders in reinvestment of distributions           1,492,509            1,074,063
   Redemption fees credited to capital                                                      50                    -
   Cost of shares redeemed                                                         (44,750,240)        (137,044,992)
                                                                             -----------------    -----------------
   Net increase (decrease) in net assets from Fund share transactions              (28,105,693)         (73,924,153)
                                                                             -----------------    -----------------

Total Increase (Decrease) in Net Assets                                            (28,570,268)         (74,606,969)
Net Assets
   At beginning of year                                                             67,229,625          141,836,594
                                                                             -----------------    -----------------
   At end of year (including undistributed net investment income of
      $0 and $1,458)                                                         $      38,659,357    $      67,229,625
                                                                             =================    =================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                            --------------------------------------------------------------------
                                                               2005          2004          2003           2002           2001
                                                            ----------    ----------    ----------    -----------    -----------
Net Asset Value, Beginning of the Year                      $    19.32    $    19.48    $    19.55    $     19.55    $     19.36
                                                            ----------    ----------    ----------    -----------    -----------
From Operations:

   Net investment income* (a)                                     0.62          0.27          0.31           0.58           0.95
   Net realized and unrealized gain (loss) on investments        (0.11)        (0.12)        (0.04)          0.03           0.21
                                                            ----------    ----------    ----------    -----------    -----------
Total from investment operations                                  0.51          0.15          0.27           0.61           1.16
                                                            ----------    ----------    ----------    -----------    -----------

Less Distributions to Shareholders:

   From net investment income                                    (0.67)        (0.31)        (0.34)         (0.61)         (0.97)
                                                            ----------    ----------    ----------    -----------    -----------
   Total distributions to shareholders                           (0.67)        (0.31)        (0.34)         (0.61)         (0.97)
                                                            ----------    ----------    ----------    -----------    -----------
Net Asset Value, End of Year                                $    19.16    $    19.32    $    19.48    $     19.55    $     19.55
                                                            ==========    ==========    ==========    ===========    ===========

Total Return (b)                                                  2.66%         0.75%         1.48%          3.14%          6.14%

Ratios/Supplemental Data:

   Expenses (to average daily net assets) *(c)                    0.32%         0.45%         0.36%          0.36%          0.36%
   Net Investment Income (to average daily net assets) *          3.24%         1.33%         1.60%          2.99%          4.89%
   Net Assets, End of Year (000's omitted)                  $   38,659    $   67,230    $  141,837    $   146,620    $   133,939

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share (a)                         $     0.57    $     0.25    $     0.30    $      0.56    $      0.94
Ratios (to average daily net assets):
   Expenses (c)                                                   0.62%         0.51%         0.43%          0.46%          0.41%
   Net investment income                                          2.95%         1.27%         1.53%          2.89%          4.84%

(a)   Calculated based on average shares outstanding,

(b)   Total return would have been lower in the absence of expense waivers.

(c) Includes the Fund's share of the Standish Mellon Enhanced Yield Portfolio's allocated expenses.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Enhanced Yield Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Mellon Enhanced Yield Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset backed securities of U.S. and foreign governments, banks and companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100% at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      The Fund records its investment in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      Securities transactions in the Portfolio are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund are allocated from the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for post-October losses, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

      Permanent book and tax basis differences will result in reclassifications among accumulated net investment income, accumulated net realized gain
      (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(2)   Investment Advisory Fee and Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.45% of the Fund's average daily net assets for the period from January 1, 2005 through April 30, 2005 and 0.25% for the period from May 1, 2005 to December 31, 2005. Pursuant to these agreements, for the year ended December 31, 2005, Standish Mellon voluntarily reimbursed the Fund for $102,888 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      The Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $8,378 during the year ended December 31, 2005.

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2005, the Fund was charged $2,293. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. For the year ended December 31, 2005, the Fund was charged $1,051 for fees payable to Mellon Private Wealth Management. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2005, aggregated $16,645,003 and $46,674,285, respectively. The Fund receives a proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                               For the             For the
                                             Year Ended          Year Ended
                                          December 31, 2005   December 31, 2004
                                          -----------------   -----------------
      Shares sold                               786,928           3,186,297

      Shares issued to shareholders for
         reinvestment of distributions           77,632              55,316

      Shares redeemed                        (2,327,112)         (7,042,292)
                                             ----------          ----------

      Net increase (decrease)                (1,462,552)         (3,800,679)
                                             ==========          ==========

      At December 31, 2005, seven shareholders of record held approximately 47% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and their costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the period ended December 31, 2005, the Fund received $50 in redemption fees.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)   Federal Taxes:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                     2005               2004
                                                 ------------       -----------
          Undistributed ordinary income                    --       $     1,458
          Capital loss carry forward             $ (2,231,167)       (2,356,373)

At December 31, 2005, the Fund, for federal income tax purposes, has capital loss carryovers of $2,231,167 which will reduce the Fund's taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

                                                 Capital Loss        Expiration
                                                   Carryover            Date
                                                 ------------       -----------
                                                 $     80,787        12/31/2006
                                                      848,377        12/31/2007
                                                      816,280        12/31/2008
                                                      228,931        12/31/2012
                                                      256,792        12/31/2013
                                                 ------------
                                                 $  2,231,167
                                                 ============

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

Tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                     2005               2004
                                                 ------------       -----------
          Ordinary income                        $  1,940,395       $ 1,475,658

The Fund elected to defer to its fiscal year ending December 31, 2006 $134,356 of capital losses recognized during the period November 1, 2004 to December 31, 2005.

See corresponding master portfolio for tax basis unrealized appreciated (depreciation) information.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Enhanced Yield Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Enhanced Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Enhanced Yield Fund, formerly known as Standish Mellon Short-Term Asset Reserve Fund, (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at December 31, 2005 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2006

                  Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                                      Par          Value
Security                                                         Rate                Maturity        Value       (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--101.6%

BONDS AND NOTES--93.4%

Asset Backed--39.9%
Advanta Business Card Master Trust 2005-C1 C1 (a)               4.880%               8/22/2011   $    500,000   $    503,170
American Express Issuance Trust 2005-1 C (a)                    4.699                8/15/2011        500,000        501,810
Asset Backed Funding Certificates 2005-WMC1 M4 (a)              4.969                6/25/2035        500,000        498,648
Bear Stearns Alt-A Trust 2005-1 A1 (a)                          4.659                1/25/2035        349,286        346,146
Chase Funding Mortgage Loan Asset Backed 2003-3 2A2 (a)         4.649                4/25/2033        452,057        452,882
Chase Manhattan Auto Owner Trust 2003-B A4                      2.570                2/16/2010      1,000,000        974,956
Citibank Credit Card Issuance Trust 2004-A1 A1                  2.550                1/20/2009      1,250,000      1,220,841
Citigroup Mortgage Loan Trust, Inc. 2005-OPT4 A2B (a)           4.529                7/25/2035        355,000        354,887
Collegiate Funding Services Education Loan 2005-A A1 (a)        4.539                9/29/2014        509,085        508,800
Countrywide Alternative Loan Trust 2005--65CB 1A5(a)            5.129                1/25/2036        998,597        999,409
Countrywide Asset-Backed Certificates 2005-7 3AV1 (a)           4.499               11/25/2035        335,088        335,086
Countrywide Home Loans 2004-16 1A1 (a)                          4.779                9/25/2034        519,964        520,802
First USA Credit Card Master Trust 1997-4 A (a)                 4.580                2/17/2010        750,000        752,200
Gracechurch Card Funding PLC (a)                                4.679                9/15/2010        500,000        499,766
Gracechurch Card Funding PLC 4 A (a)                            4.419                6/15/2008      1,000,000      1,000,288
GS Auto Loan Trust 2004-1 A4                                    2.650                5/16/2011        315,000        305,109
Honda Auto Receivables Owner Trust 2002-4 A4                    2.700                3/17/2008        404,833        400,361
M & I Auto Loan Trust 2003-1 A4                                 2.970                4/20/2009        700,000        684,461
Opteum Mortgage Acceptance Corp. 2005-5 2A1A                    5.470               12/25/2035        498,936        498,710
Option One Mortgage Loan Trust 2004-1 (a)                       4.669                1/25/2034         90,571         90,625
Option One Mortgage Loan Trust 2005-4 M4 (a)                    4.979               11/25/2035        500,000        499,797
Residential Asset Securities Corp. 2005-EMX2 A2 (a)             4.539                7/25/2035      1,000,000      1,000,089
Residential Asset Securities Corp. 2005-EMX4 M7 (a)             5.629               11/25/2035        500,000        498,859
Slm Student Loan Trust 2004-9 A2 (a)                            4.220               10/25/2012        602,150        600,964
Wachovia Auto Owner Trust 2004-B A4                             3.440                3/21/2011        400,000        388,420
World Financial Network Credit Card Master Trust 2004-B A (a)   4.469                7/15/2010      1,000,000      1,000,095
                                                                                                                ------------
Total Asset Backed (Cost $15,516,152)                                                                             15,437,181
                                                                                                                ------------

Collateralized Mortgage Obligations--2.6%
Mound Financing PLC 3A A1-1 144A (a)                            4.440                 2/8/2008      1,000,000        999,844
                                                                                                                ------------
Total Collateralized Mortgage Obligations (Cost $1,000,000)

Corporate--33.2%

Banking--9.0%
Bank One Texas                                                  6.250                2/15/2008        750,000        769,307
US Bank NA (a)                                                  4.480                10/1/2007        700,000        700,871
Wachovia Corp. (a) (b)                                          4.460                7/20/2007      1,000,000      1,001,204
Wells Fargo & Co. (a)                                           4.410                3/10/2008      1,000,000      1,000,250
                                                                                                                ------------
                                                                                                                   3,471,632
                                                                                                                ------------

Brokerages--9.0%
Bear Stearns Co., Inc. (a)                                      4.393                4/29/2008        700,000        701,290
JPMorgan Chase & Co. (a)                                        4.610               12/12/2006        850,000        851,419
Merrill Lynch & Co. (a)                                         4.541                 2/6/2009      1,000,000      1,002,809
Morgan Stanley                                                  5.800                 4/1/2007        935,000        944,530
                                                                                                                ------------
                                                                                                                   3,500,048
                                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                        Expected                      Par          Value
Security                                                         Rate   Maturity     Maturity        Value       (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
Financial--10.7%
Caterpillar Financial Services Corp. (a)                        4.392%               2/11/2008   $    750,000   $    750,860
CIT Group, Inc. (a)                                             4.901                9/22/2006        900,000        902,476
Citigroup, Inc. (a)                                             4.310                11/1/2007        750,000        750,554
Genworh Financial, Inc. (a)                                     4.641                6/15/2007      1,000,000      1,001,872
Western Corp. Federal Credit Union (a)                          4.400                2/15/2008        750,000        750,295
                                                                                                                ------------
                                                                                                                   4,156,057
                                                                                                                ------------

Insurance--4.5%
Metropolitan Life Global Funding I 144A (a)                     4.147                10/5/2007      1,000,000      1,000,847
Principal Life, Inc., Funding (a)                               4.480                12/7/2007        750,000        750,248
                                                                                                                ------------
                                                                                                                   1,751,095
                                                                                                                ------------
Total Corporate (Cost $12,896,537)                                                                                12,878,832
                                                                                                                ------------

Yankee Bonds--2.3%
HBOS Treasury Services PLC 144A (a) (Cost $900,000)             4.203                1/12/2007        900,000        901,320
                                                                                                                ------------

U.S. Government Agency--8.8%

Government Backed--7.8%
FHLMC                                                           5.000                6/15/2016        559,186        558,732
FHLMC                                                           4.500                1/15/2019        391,283        389,207
FHLMC                                                           5.000                1/15/2023        448,686        448,329
FHLMC                                                           5.000                9/15/2024        866,374        865,577
FNMA                                                            4.500                5/25/2012        597,181        593,540
FNMA                                                            5.250                4/25/2025        150,532        147,466
                                                                                                                ------------
Total Government Backed (Cost $3,059,182)                                                                          3,002,851
                                                                                                                ------------

Pass Thru Securities--1.0%
FHLMC                                                           2.614                7/15/2011         29,939         29,661
FHLMC                                                           5.500               10/15/2018        366,986        368,157
                                                                                                                ------------
Total Pass Thru Securities (Cost $408,587)                                                                           397,818
                                                                                                                ------------
Total US Government Agency (Cost $3,467,769)                                                                       3,400,669
                                                                                                                ------------
US Treasury Obligations--6.6%
U.S. Treasury Inflation-Indexed Bond (Cost $2,662,904)          3.625                1/15/2008      2,472,045      2,538,384
                                                                                                                ------------
TOTAL BONDS AND NOTES (Cost $36,443,362)                                                                          36,156,230
                                                                                                                ------------
SHORT TERM INVESTMENTS--5.7%

Commercial Paper--5.2%
Fortune Brands, Inc. (c)                                        4.300                 1/3/2006      2,000,000      2,000,000
                                                                                                                ------------

U.S. Government--0.5%
FNMA Discount Note (c) (d)                                      4.140                 2/8/2006        200,000        199,160
                                                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,199,172)                                                                     2,199,160
                                                                                                                ------------

Investment Of Cash Collateral--2.5%                                                                 Shares
                                                                                                 ------------
BlackRock Cash Strategies L.L.C. (e) (Cost $978,500)            4.310                                 978,500        978,500
                                                                                                                ------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $39,621,034)                                                                 39,333,890
                                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                                                   Value
Security                                                                               Rate         Shares       (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
AFFILIATED INVESTMENTS--0.5%
Dreyfus Institutional Preferred Plus Money Market (e) (g) (Cost $183,610)              4.060%       183,610     $    183,610
                                                                                                                ------------

Total Investments--102.1% (Cost $39,804,644)                                                                      39,517,500
                                                                                                                ------------

Liabilities in Excess of Other Assets--(2.1%)                                                                       (804,334)
                                                                                                                ------------

NET ASSETS--100.0%                                                                                              $ 38,713,166
                                                                                                                ============

Notes to Schedule of Investments

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,902,011 or 7.5% of net assets.

FHLMC--Federal Home Loan Mortgage Company

FNMA--Federal National Mortgage Association

(a)   Variable Rate Security; rate indicated as of 12/31/05.

(b)   Security, or a portion of thereof, was on loan at December 31, 2005.

(c)   Rate noted is yield to maturity.

(d)   Denotes all of part of security pledged as collateral.

(e)   Stated rate is the seven-day yield for the fund at year end.

(g)   Affiliated institutional money market fund.

At December 31, 2005 the Portfolio held the following futures contracts:

                                                                      Underlying Face   Unrealized
Contract                                 Position   Expiration Date   Amount at Value   Gain/(Loss)
---------------------------------------------------------------------------------------------------
US 2 Year Treasury Note (36 Contracts)      Long       4/15/2006        $ 7,396,875     $  (10,210)
US 5 Year Treasury Note (37 Contracts)     Short       3/31/2006          3,932,984         (1,821)
EURO BOND (2 Contracts)                    Short      12/15/2008            475,375           (488)
EURO BOND (2 Contracts)                    Short       3/17/2008            478,125          1,837
EURO BOND (2 Contracts)                    Short       6/16/2008            478,000          1,812
EURO BOND (2 Contracts)                    Short       9/15/2008            477,600          1,561
                                                                                        ----------
                                                                                        $   (7,309)
                                                                                        ==========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

                       Statement of Assets and Liabilities
                               December 31, 2005
--------------------------------------------------------------------------------

Assets

   Investments in securities (including securities on loan, valued at $951,189) (Note 6)
      Unaffiliated issuers, at value (Note 1A) (cost $39,621,034)                                        $ 39,333,890
      Affiliated issuers (Note 1F), at value (Note 1A) (cost $183,610)                                        183,610
   Interest and dividends receivable                                                                          197,554
   Prepaid expenses                                                                                             1,776
                                                                                                         ------------
      Total assets                                                                                         39,716,830
Liabilities

   Collateral for securities on loan (Note 6)                                               $ 978,500
   Accrued advisor fees (Note 2)                                                                  167
   Variation margin payable                                                                       580
   Accrued professional fees                                                                   18,842
   Accrued accounting, administration and custody fees (Note 2)                                 3,087
   Accrued trustees' fees and expenses (Note 2)                                                 2,162
   Accrued expenses and other liabilities                                                         326
                                                                                            ---------
      Total liabilities                                                                                     1,003,664
                                                                                                         ------------
Net Assets (applicable to investors' beneficial interest)                                                $ 38,713,166
                                                                                                         ============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

                             Statement of Operations
                      For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)

   Interest income                                                             $ 1,962,791
   Interest income from affiliated investments (Note 1F)                           108,011
   Security lending income (Note 6)                                                  2,622
                                                                               -----------
      Total investment income                                                    2,073,424

Expenses

   Investment advisory fee (Note 2)                             $   126,580
   Accounting, administration and custody fees (Note 2)              77,337
   Professional fees                                                 33,091
   Trustees' fees and expenses (Note 2)                               7,980
   Insurance expense                                                  9,083
   Miscellaneous                                                      1,913
                                                                -----------
      Total expenses                                                255,984

Deduct

   Waiver of investment advisory fee (Note 2)                       (68,692)
                                                                -----------
      Net expenses                                                                 187,292
                                                                               -----------
         Net investment income                                                   1,886,132

Realized and Unrealized Gain (Loss)

   Net realized gain (loss) on:
      Investments                                                  (196,071)
      Financial futures transactions                               (104,983)
                                                                -----------
         Net realized gain (loss)                                                 (301,054)
   Change in unrealized appreciation (depreciation) on:
      Investments                                                  (155,746)
      Financial futures contracts                                    46,488
                                                                -----------
         Change in net unrealized appreciation (depreciation)                     (109,258)
                                                                               -----------
            Net realized and unrealized gain (loss)                               (410,312)
                                                                               -----------
Net Increase in Net Assets from Operations                                     $ 1,475,820
                                                                               ===========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           For the             For the
                                                                          Year Ended          Year Ended
                                                                      December 31, 2005    December 31, 2004
                                                                      -----------------    -----------------
Increase (Decrease) in Net Assets:

From Investment Operations

   Net investment income                                                $  1,886,132         $   1,314,045
   Net realized gain (loss)                                                 (301,054)              (63,934)
   Change in net unrealized appreciation (depreciation)                     (109,258)             (423,401)
                                                                        ------------         -------------
   Net increase (decrease) in net assets from investment operations        1,475,820               826,710
                                                                        ------------         -------------

Capital Transactions

   Contributions                                                          16,645,003            63,157,972
   Withdrawals                                                           (46,674,285)         (138,574,542)
                                                                        ------------         -------------
   Net increase (decrease) in net assets from capital transactions       (30,029,282)          (75,416,570)
                                                                        ------------         -------------
Total Increase (Decrease) in Net Assets                                  (28,553,462)          (74,589,860)

Net Assets
   At beginning of year                                                   67,266,628           141,856,488
                                                                        ------------         -------------
   At end of year                                                       $ 38,713,166         $  67,266,628
                                                                        ============         =============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                          --------------------------------------------------------
                                                            2005        2004        2003        2002       2001
                                                          --------    --------   ---------   ---------   ---------
Total Return (a)                                              2.66%       0.79%       1.48%       3.14%       6.15%

Ratios:

   Expenses (to average daily net assets)*                    0.32%       0.41%       0.36%       0.36%       0.35%
   Net Investment Income (to average daily net assets)*       3.24%       1.36%       1.60%       2.99%       4.89%
   Portfolio Turnover                                           75%         39%        113%        160%        174%
   Net Assets, End of Year (000's omitted)                $ 38,713    $ 67,267   $ 141,856   $ 146,771   $ 134,055

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

      Ratios (to average daily net assets):
        Expenses                           0.44%    N/A    0.37%   0.38%   N/A
        Net investment income              3.12%    N/A    1.59%   2.97%   N/A

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were invested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Enhanced Yield Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The Fund's Board of Trustees approved, effective May 1, 2005, the change in the Fund's name from "Standish Mellon Short-Term Asset Reserve Fund" to "Standish Mellon Enhanced Yield Portfolio".

      The objective of the Portfolio is to achieve a high level of current income consistent with preserving principal and liquidity. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies.

      At December 31, 2005 there was one fund, Standish Mellon Enhanced Yield Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2005 was 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Realized gains and losses from securities sold are recorded on the identified cost basis.

      The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Income taxes

      The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since the Portfolio's investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
      Code) in order for its investors to satisfy them.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

      E. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      F. Affiliated issuers

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities is paid monthly at the annual rate of 0.25%, for the period from January 1, 2005 through April 30, 2005 and 0.20% for the period from May 1, 2005 to December 31, 2005, of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.45% of the Fund's average daily net assets for the period from January 1, 2005 through April 30, 2005 and to 0.25% for the period from May 1, 2005 to December 31, 2005. Pursuant to these agreements, for the period ended December 31, 2005, Standish Mellon voluntarily waived a portion of its investment advisory fee in the amount of $68,692. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      The Portfolio has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $77,337 during the year ended December 31, 2005.

      The Portfolio entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank received $1,145 for the year ended December 31, 2005. See Note 6 for further details.

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2005 were as follows:

                                                      Purchases         Sales
                                                     ------------   ------------
      U.S. Government Securities                     $  7,263,885   $  5,131,634
                                                     ============   ============
      Investments (non-U.S. Government Securities)   $ 30,906,753   $ 57,887,186
                                                     ============   ============

                  Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

           Aggregate cost                               $ 39,804,690
                                                        ============
           Gross unrealized appreciation                $     20,421
           Gross unrealized depreciation                    (307,611)
                                                        ------------
           Net unrealized appreciation (depreciation)   $   (287,190)
                                                        ============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended December 31 2005.

      Futures contracts

      The Portfolio may enter into financial futures contracts for the sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2005, the Portfolio held open financial futures contracts. See the Schedule of Investments for further details.

                  Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(6)   Security Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral are not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the year ended December 31, 2005 and earned interest on the invested collateral of $57,106 of which, $54,484 was rebated to borrowers or paid in fees. At December 31, 2005, the Portfolio had securities valued at $951,189 on loan. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)   Delayed Delivery Transactions:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio did not enter into any delayed delivery transactions during the year ended December 31, 2005.

(8)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2005, the facility fee was $748 for the Portfolio.

      During the year ended December 31, 2005, the Portfolio had average borrowings outstanding of $133,523 on a total of thirteen days and incurred $193 of interest expense.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

            Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon Enhanced Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Enhanced Yield Portfolio, formerly known as Standish Mellon Short-Term Asset Reserve Portfolio, (the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2006

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in the Standish Mellon Enhanced Yield Portfolio (the "Portfolio"), which is managed by Standish Mellon Asset Management Company LLC ("Standish Mellon"). The Fund's Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio. The members of the Fund's Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and Standish Mellon. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from Standish Mellon a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 22, 2005 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of Standish Mellon attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 18, 2005.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: Standish Mellon's income statements, as well as a profitability analysis of Standish Mellon, including a separate presentation of Standish Mellon's profitability relative to that of several publicly traded investment advisers;

(ii) Management Teams and Operations: Standish Mellon's Form ADV, as well as information concerning Standish Mellon's executive management, investment management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and Standish Mellon's separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: Standish Mellon's commentary on the Fund's performance (rather than the Portfolio alone) and any material portfolio manager and strategy changes that may have affected the Fund and Portfolio in the prior year, as well as "fact sheets" prepared by Standish Mellon providing salient data about the Fund and Portfolio and Standish Mellon's views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

(v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

In considering the continuation of the Portfolio's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the Portfolio's advisory agreement and the compensation to Standish Mellon provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services provided to the Portfolio by Standish Mellon. In their deliberations as to the continuation of the Portfolio's advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust Standish Mellon, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by Standish Mellon. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees reviewed the background and experience of the Portfolio's two portfolio managers and also met with senior management of Standish Mellon to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Standish Mellon's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Standish Mellon had the expertise and resources to manage the Portfolio effectively.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

Investment Performance

The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by Standish Mellon with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board at the September 22, 2005 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2005 based on the Lipper materials provided to the Board at the September 22, 2005 meeting. The Board found that the Fund underperformed its peer group average returns for the one-year period (1.59% vs. 2.56%), three-year period (1.59% vs. 2.66%) and five-year period (3.09% vs. 3.25%). The Trustees requested that Standish Mellon arrange for a presentation to the Board, as part of the usual fund reporting cycle, to explain the reasons for the Fund's underperformance and efforts by Standish Mellon to improve the Fund's performance.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate paid by the Portfolio to Standish Mellon. The Lipper data presenting the Portfolio's "net advisory fees" included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio's advisory fees to those peers that include administrative fees within a blended advisory fee.

The Portfolio's contractual advisory fee was 0.25%, in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.36%. The Portfolio's net advisory fee, after giving effect to expense limitations, was 0.209%, below the peer group median net advisory fee of 0.301%. Based on the Lipper data, as well as other factors discussed at the September 22, 2005 meeting, the Board determined that the Portfolio's advisory fee is reasonable relative to its peer group averages, both with and without giving effect to expense limitations.

The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of Standish Mellon. Based on the additional scope and complexity of the services provided and responsibilities assumed by Standish Mellon with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to overall industry averages and to the nature and quality of the services provided.

The Board also considered the Fund's (rather than solely the Portfolio's) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.449% (after giving effect to expense limitations) was equal to the median net expense ratio of the peer group of 0.449%.

Standish Mellon's Profitability

The Board considered Standish Mellon's profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by Standish Mellon or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Portfolio and Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that, based on the profitability information submitted to them by Standish Mellon, Standish Mellon incurred losses in managing many of the investment companies in the Mellon Institutional Funds family of funds, including the Portfolio and Fund, and that among those funds that were profitable to Standish Mellon, several generated only marginal profitability for the firm. The Trustees observed that Standish Mellon had incurred losses in operating the Portfolio and Fund in both 2003 and 2004.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Portfolio and Fund grow. They observed that the Standish Mellon Fixed Income Portfolio, the largest fund in the complex, already had breakpoints in its fee arrangement that reflected economies resulting from its size. The Board concluded that, at existing asset levels and considering current assets growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time. They requested, however, that management consider the issue of future breakpoints and respond to the Independent Trustees and to present a proposal for such breakpoints or, in each case as applicable, management's rationale as to why such future breakpoints are not necessary or appropriate for a particular Fund.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon Enhanced Yield Portfolio

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

Other Benefits

The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Board, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Funds; (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the Funds to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                      * * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio's advisory agreement and the compensation to Standish Mellon provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2005. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                        Trustee
                                                                      Principal      Portfolios in      Other         Remuneration
Name                                           Term of Office       Occupation(s)     Fund Complex  Directorships    (period ended
Address, and                   Position(s)      and Length of        During Past      Overseen by      Held by        December 31,
Date of Birth                Held with Trust     Time Served           5 Years          Trustee        Trustee           2005)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee      Trustee since    Chairman Emeritus,          32           None           Fund: $500
c/o Decision Resources, Inc.                  11/3/1986        Decision Resources,                                 Portfolio: $1,642
260 Charles Street                                             Inc. ("DRI")
Waltham, MA 02453                                              (biotechnology
9/30/40                                                        research and
                                                               consulting firm);
                                                               formerly Chairman of
                                                               the Board and Chief
                                                               Executive Officer,
                                                               DRI

Caleb Loring III                 Trustee      Trustee since    Trustee, Essex              32           None           Fund: $500
c/o Essex Street Associates                   11/3/1986        Street Associates                                   Portfolio: $1,802
P.O. Box 5600                                                  (family investment
Beverly, MA 01915                                              trust office)
11/14/43

Benjamin M. Friedman             Trustee      Trustee since    William Joseph              32           None           Fund: $500
c/o Harvard University                        9/13/1989        Maier, Professor of                                 Portfolio: $1,642
Littaver Center 127                                            Political Economy,
Cambridge, MA 02138                                            Harvard University
8/5/44

John H. Hewitt                   Trustee      Trustee since    formerly Trustee,           32           None           Fund: $500
P.O. Box 2333                                 11/3/1986        Mertens House, Inc.                                 Portfolio: $1,642
New London, NH 03257                                           (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard              Trustee,     Since 2003       President and Chief         32           None               $0
The Boston Company            President and                    Operating Officer of
Asset Management, LLC        Chief Executive                   The Boston Company
One Boston Place                 Officer                       Asset Management,
Boston, MA 02108                                               LLC; formerly Senior
7/24/65                                                        Vice President and
                                                               Chief Operating
                                                               Officer, Mellon Asset
                                                               Management ("MAM")
                                                               and Vice President
                                                               and Chief Financial
                                                               Officer, MAM

Principal Officers who are Not Trustees

Name                                            Term of Office
Address, and                 Position(s)         and Length of                Principal Occupation(s)
Date of Birth              Held with Trust       Time Served                   During Past 5 Years
----------------------------------------------------------------------------------------------------------------
Barbara A. McCann         Vice President     Since 2003              Senior Vice President and Head of
Mellon Asset Management   and Secretary                              Operations, Mellon Asset Management
One Boston Place                                                     ("MAM"); formerly First Vice President, MAM
Boston, MA 02108                                                     and Mellon Global Investments
2/20/61

Steven M. Anderson        Vice President     Vice President since    Vice President and Mutual Funds Controller,
Mellon Asset Management   and Treasurer      1999; Treasurer since   Mellon Asset Management
One Boston Place                             2002
Boston, MA 02108
7/14/65

Denise B. Kneeland        Assistant Vice     Since 1996              Vice President and Manager, Mutual Funds
Mellon Asset Management     President                                Operations, Mellon Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren          Assistant Vice     Since 2001              Assistant Vice President and Manager of
Mellon Asset Management     President                                Compliance, Mellon Asset Management
One Boston Place                                                     ("MAM"); formerly Manager of Shareholder
Boston, MA 02108                                                     Services, MAM, Shareholder Representative,
1/19/71                                                              Standish Mellon Asset Management Company LLC

Mary T. Lomasney          Chief Compliance   Since 2005              First Vice President, Mellon Asset
Mellon Asset Management       Officer                                Management and Chief Compliance Officer,
One Boston Place                                                     Mellon Funds Distributor and Mellon Optima
Boston, MA 02108                                                     L/S Strategy Fund, LLC; formerly Director,
4/8/57                                                               Blackrock, Inc., Senior Vice President,
                                                                     State Street Research & Management Company
                                                                     ("SSRM"), Vice President, SSRM

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                                       31

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

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

                [LOGO]  Mellon
                        --------------------------
                        Mellon Institutional Funds

                        One Boston Place
                        Boston, MA 02108-4408
                        800.221.4795
                        www.melloninstitutionalfunds.com

                                       [MELLON LOGO]  Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                           Standish Mellon
                                        High Yield Bond Fund
--------------------------------------------------------------------------------
Year Ended December 31, 2005

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[MELLON LOGO]  Mellon
               --------------------------
               Mellon Institutional Funds

February 2006

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2005.

To put the 2005 environment in perspective, the economy showed resiliency, largely shrugging off the effects of Hurricanes Katrina and Rita. Real GDP advanced 4.1% in the third quarter, although some lagging impact of the storms is likely to reduce fourth quarter growth. While the storm damage and related oil shocks did not significantly derail economic growth, these events did help dampen investor enthusiasm, with mixed results for the broad equity markets. The S&P 500 advanced 3%, while the Dow Jones Industrial Average fell by 0.6%. Both developed and emerging foreign markets outperformed the U.S., as foreign companies' profitability continued to exceed expectations. For example, in local currency terms, the MSCI EAFE Index, a broad representation of international stocks, advanced 25.9%, while the MSCI Emerging Markets index advanced 24.5%.

In the bond market, the U.S. Federal Reserve continued its course of "measured" tightenings, which steadily pushed up short-term rates. By year-end, however, the Fed started to signal that the cycle of tightenings was approaching conclusion. The yield curve ended the year virtually flat, as the long end changed very little in 2005, reflecting the market's conviction that inflation was relatively contained. This environment proved very good for long-term bond investors. The Lehman U.S. Treasury Long Bond Index, for example, had a total return of 6.5% in 2005. A major focus in 2006 will be on incoming Fed Chairman Ben Bernanke, and how he implements his inflation-targeting philosophy in his new role.

Looking ahead, we believe the global expansion should become more balanced in 2006. Internal domestic demand abroad should expand, while the contribution by the U.S. to overseas economic growth - by virtue of its widening balance of trade - should slow. In the U.S., the key questions this year appear to be the extent to which a softening housing market will be a drag on the economy, and whether corporate spending will be enough to pick up the slack. GDP is anticipated by most economists to be above 3%, as the accommodative monetary policy of the past several years continues to support expansion. During the past several years, companies have been hoarding cash, reluctant to boost employment or spend on plant and equipment. That trend is beginning to reverse, and more support for the economy is likely to come from increased corporate spending, and from the rebuilding efforts in New Orleans and other damaged regions. Some of the concerns from last year carry over to 2006. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Higher energy prices act like a tax on economic growth. Fortunately, recent inflation indicators have been good, which gives consumers higher real income and the Fed some breathing room in its tightening policy.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Market Environment

For 2005, the Standish Mellon High Yield Bond Fund returned +3.70% as compared to the Merrill Lynch Master II Master Index mark of +2.74% and the Merrill Lynch Constrained High Yield Index total of +2.78%. The Lehman Aggregate Index reported a return of 2.43% for 2005, below that of High Yield and 3 Month Treasury Bills (+3.05%).

During the year, the benchmark for the Fund was changed from the Master II Index to the Constrained Index, which limits individual issuer credit exposures to 2% of the index. Otherwise, both indexes use similar methodology. The benchmark change was made to mitigate the extremely large index weightings of more than 6% resulting from the downgrades of GM (May 31, 2005) and Ford Motor Company (December 31, 2005). Unconstrained weighting positions of that size are inconsistent with the management of a diversified fixed income portfolio.

In 2005, three industry groups stood out as significant underperformers. The automotive (-7.72%) and auto parts and suppliers (-11.76%) subsectors reflected the well documented struggles of the two largest U.S. auto producers, GM and Ford. The financial pain created by this situation was felt most acutely by the parts suppliers to GM and Ford, as that sector absorbed a number of bankruptcies including Delphi, and Collins and Aikman, and badly hurt the credit standing of many other companies. The other major industry credit news in 2005 concerned the airlines (-10.71%), which were stung by long-running labor cost problems, brutal competition, and rising fuel costs. The last of the laggard sectors was paper and forestry, which fell -4.27%, hurt by weak newsprint demand and rising energy costs.

Actual defaults in the high yield market were in the 2%-3% range in 2005 and are projected by the major rating agencies to remain in the same area for the next year. Despite some significant damage and disruption from two hurricanes, general economic conditions were quite strong. That said however, over the last 12 months the general tenor of the news in the fixed income market has taken a turn for the worse. An actively tightening Federal Reserve, along with a string of financial problems in the U.S. auto industry, Calpine, Refco, Delphi, and the airlines, all contributed to nervousness among fixed income investors. The investment grade credit market also had credit issues primarily stemming from event risk. A number of companies, frustrated by lagging equity market valuations, pursued leveraging transactions or outright sales that harmed prices of covenant-free debt issues.

Portfolio Strategy Review and Results

In a year when many of the outperforming sectors were small, relative performance was more a function of what a portfolio did not hold than what it did. Our careful credit selection and very modest industry exposure to the airlines and the auto industry served us well in 2005. For example, underweights in autos, paper and

                   Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Calpine securities all were benefits to Fund performance in 2005. In addition, despite a privatizing transaction, the Georgia Pacific bonds held as an overweight position in the Fund contained restrictive covenants, which led them to be tendered out at favorable levels. Although the Fund did have exposure to some of the strong performing wireless and telecom companies, our holdings were more concentrated in the senior securities and stronger credits which lagged the performance of some of the highest yielding issues.

While 2005 had its share of bad news being absorbed by the market, one positive item for investors has been the greater yield levels offered on recently priced new deals. Going forward, however, the market will also be looking for stronger credit quality among the companies coming to market. Strong credits have been poorly represented amongst new issues in 2005, which were dominated by lower-rated, leveraging transactions.

Investment Outlook

As 2006 begins the high yield marketplace exhibits reasonable investor demand and a general expectation of stable credit conditions. Key elements to future performance will be efficient credit management and risk control, hopefully combined with the appearance of some worthwhile new financing opportunities.

/s/ Jonathan Uhrig

Jonathan Uhrig

                   Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

             Comparison of Change in Value of $100,000 Investment in
 Standish Mellon High Yield Bond Fund, Merrill Lynch High Yield Master II Index
          and Merrill Lynch U.S. High Yield Master II Constrained Index
--------------------------------------------------------------------------------

                               [PERFORMANCE GRAPH]

                             [PLOT POINTS TO COME]

                          Average Annual Total Returns
                          (for period ended 12/31/2005)
--------------------------------------------------------------------------------

                                                                  Since
                                                                Inception
      1 Year             3 Years             5 Years            6/2/1997
--------------------------------------------------------------------------------
       3.70%              11.45%              8.03%               6.06%

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

*     Source: Lipper Inc.

**    Source: Bloomberg Inc.

(1) The Merrill Lynch Master II High Yield ("ML Master II") Index is an unmanaged market value-weighted index of all domestic and Yankee high yield bonds. Effective July 1, 2005, the fund changed its benchmark from the ML Master II Index to the Merrill Lynch High Yield Constrained ("ML Constrained") Index because the adviser believes the ML Constrained Index is more consistent with the diversification limitations of the fund. The ML Constrained Index is comprised of all of the bonds held in the ML Master II Index, but this index caps single issuer exposure to 2% of the index.

                   Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

                           Shareholder Expense Example
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Expenses Paid
                               Beginning         Ending         During Period+
                             Account Value    Account Value     July 1, 2005 to
                             July 1, 2005   December 31, 2005  December 31, 2005
--------------------------------------------------------------------------------
Actual                         $1,000.00        $1,021.90           $2.55
Hypothetical (5% return
  per year before expenses)    $1,000.00        $1,022.68           $2.55

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

           Portfolio Information as of December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

Summary of Combined Ratings
------------------------------------------------------
                                         Percentage of
Quality Breakdown                         Investments
------------------------------------------------------
Treasury                                      7.7%
AA                                            0.1
A                                             0.5
BBB                                           9.6
BB                                           43.9
B                                            35.5
CCC                                           1.9
C/D/NR                                        0.8
                                            -----
  Total                                     100.0%

                                                                   Percentage of
Top Ten Holdings*                             Rate     Maturity     Investments
--------------------------------------------------------------------------------
Chevy Chase Bank FSB                          6.875%   12/1/2013        2.2%
Douglas Dynamics LLC 144A                     7.750    1/15/2012        1.8
Sovereign Capital Trust IV 4.375% CVT Pfd     4.375                     1.6
Qwest Corp.                                   7.875     9/1/2011        1.5
AES Corp. 144A                                8.750    5/15/2013        1.5
Freescale Semiconductor Inc.                  6.875    7/15/2011        1.4
Crown Cork & Seal Co, Inc.                    7.375   12/15/2026        1.4
Rite Aid Corp.                               12.500    9/15/2006        1.2
Stater Brothers Holdings                      8.125    6/15/2012        1.2
Dynegy Holdings, Inc. 144A                    9.875    7/15/2010        1.1
                                                                       ----
                                                                       14.9%

*     Excluding short-term investments and investment of cash collateral.

                                         Percentage of
Economic Sector Allocation                Investments
------------------------------------------------------
Banking                                       3.8%
Basic industry                               10.7
Brokerage                                     0.0
Capital goods                                11.1
Consumer cyclical                             7.1
Consumer non-cyclical                         8.5
Energy                                        8.6
Finance                                       1.0
Insurance                                     0.0
Media                                         5.3
Municipals                                    0.7
Real estate                                   0.6
Services cyclical                            11.7
Services non-cyclical                         2.4
Technology                                    1.9
Telecommunications                            7.9
Utility                                       9.9
Emerging markets                              1.0
Agency                                        0.1
Cash & equivalents                            7.7
                                            -----
                                            100.0%

                  Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

                       Statement of Assets and Liabilities
                                December 31, 2005
--------------------------------------------------------------------------------

Assets
  Investment in Standish Mellon High Yield Bond Portfolio (Portfolio), at value (Note 1A)                 $  17,597,396
  Receivable for Fund shares sold                                                                                80,406
  Receivable from Advisor                                                                                           334
  Prepaid expenses                                                                                                2,733
                                                                                                          -------------
    Total assets                                                                                             17,680,869

Liabilities
  Distributions payable                                                                     $    57,108
  Accrued chief compliance officer fee (Note 2)                                                     392
  Payable for Fund shares redeemed                                                               24,867
  Accrued professional fees                                                                      23,930
  Accrued transfer agent fees (Note 2)                                                            2,864
  Accrued trustees' fees and expenses (Note 2)                                                      495
  Accrued administrative services expense (Note 2)                                                  334
  Other accrued expenses and liabilities                                                          2,070
                                                                                            -----------
    Total liabilities                                                                                           112,060
                                                                                                          -------------
Net Assets                                                                                                $  17,568,809
                                                                                                          =============
Net Assets consist of:
  Paid-in capital                                                                                         $  27,542,591
  Accumulated net realized loss                                                                             (10,243,980)
  Undistributed net investment income                                                                             2,537
  Net unrealized appreciation                                                                                   267,661
                                                                                                          -------------
Total Net Assets                                                                                          $  17,568,809
                                                                                                          =============
Shares of beneficial interest outstanding                                                                     1,111,233
                                                                                                          =============
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                         $       15.81
                                                                                                          =============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

                             Statement of Operations
                      for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Interest income allocated from Portfolio                                                                $   1,939,452
  Expenses allocated from Portfolio                                                                            (132,095)
                                                                                                          -------------
    Net investment income allocated from Portfolio                                                            1,807,357

Expenses
  Professional fees                                                                         $    44,025
  Registration fees                                                                              21,939
  Transfer agent fees (Note 2)                                                                    7,268
  Shareholder services expense (Note 2)                                                             877
  Trustees' fees (Note 2)                                                                         2,496
  Shareholder reporting fees                                                                      4,515
  Insurance expense                                                                                 947
  Miscellaneous                                                                                   5,442
                                                                                            -----------
    Total expenses                                                                               87,509

Deduct:
  Reimbursement of Fund operating expenses (Note 2)                                             (87,509)
                                                                                            -----------
    Net expenses                                                                                                     --
                                                                                                          -------------
      Net investment income                                                                                   1,807,357
                                                                                                          -------------

Realized and Unrealized Gain (Loss)
  Net realized gain (loss) allocated from Portfolio on:
    Investments                                                                               1,164,137
    Swap transactions                                                                             4,907
    Foreign currency transactions and forward foreign currency exchange transactions             98,513
                                                                                            -----------
      Net realized gain (loss)                                                                                1,267,557
  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investments                                                                              (2,870,133)
    Swap contracts                                                                              (12,983)
    Foreign currency translations and forward foreign currency exchange contracts                53,899
                                                                                            -----------
      Change in net unrealized appreciation (depreciation)                                                   (2,829,217)
                                                                                                          -------------
    Net realized and unrealized gain (loss) on investments                                                   (1,561,660)
                                                                                                          -------------
Net Inrease in Net Assets from Operations                                                                 $     245,697
                                                                                                          =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  For the             For the
                                                                                Year Ended          Year Ended
                                                                             December 31, 2005   December 31, 2004
                                                                             -----------------   -----------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income                                                     $       1,807,357   $       4,084,505
   Net realized gain (loss)                                                          1,267,557           1,476,264
   Change in net unrealized appreciation (depreciation)                             (2,829,217)           (438,129)
                                                                             -----------------   -----------------
   Net increase (decrease) in net assets from investment operations                    245,697           5,122,640
                                                                             -----------------   -----------------
Distributions to Shareholders (Note 1C)
   From net investment income                                                       (1,881,356)         (3,992,711)
                                                                             -----------------   -----------------
   Total distributions to shareholders                                              (1,881,356)         (3,992,711)
                                                                             -----------------   -----------------
Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                  4,184,283           6,909,820
   Value of shares issued to shareholders in reinvestment of distributions           1,683,595           3,688,577
   Redemption fees credited to capital                                                     602                 248
   Cost of shares redeemed                                                         (43,337,322)        (12,091,338)
                                                                             -----------------   -----------------
   Net increase (decrease) in net assets from Fund share transactions              (37,468,842)         (1,492,693)
                                                                             -----------------   -----------------
Total Increase (Decrease) in Net Assets                                            (39,104,501)           (362,764)

Net Assets
   At beginning of period                                                           56,673,310          57,036,074
                                                                             -----------------   -----------------
   At end of period (including undistributed
      net investment income of $2,537 and $107,560)                          $      17,568,809   $      56,673,310
                                                                             =================   =================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                             ----------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                             --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period                         $  16.52   $  16.19   $  14.34   $  14.88   $  15.88
                                                             --------   --------   --------   --------   --------
From Operations:
   Net investment income* (a)                                    1.13       1.18       1.21       1.26       1.40
   Net realized and unrealized gains (loss) on investments      (0.54)      0.31       1.85      (0.59)     (1.18)
                                                             --------   --------   --------   --------   --------
Total from investment operations                                 0.59       1.49       3.06       0.67       0.22
                                                             --------   --------   --------   --------   --------
Less Distributions to Shareholders:
   From net investment income                                   (1.30)     (1.16)     (1.21)     (1.21)     (1.21)
   From net realized gains on investments                          --         --         --         --      (0.01)
                                                             --------   --------   --------   --------   --------
Total distributions to shareholders                             (1.30)     (1.16)     (1.21)     (1.21)     (1.22)
                                                             --------   --------   --------   --------   --------
Net Asset Value, End of Period                               $  15.81   $  16.52   $  16.19   $  14.34   $  14.88
                                                             ========   ========   ========   ========   ========
Total Return (b)                                                 3.70%      9.56%     21.76%      4.70%      1.52%
Ratios/Supplemental data:
   Expenses (to average daily net assets)* (c)                   0.50%      0.50%      0.50%      0.50%      0.50%
   Net Investment Income (to average daily net assets)*          6.84%      7.28%      7.79%      8.68%      8.86%
   Net Assets, End of Period (000's omitted)                 $ 17,569   $ 56,673   $ 57,036   $ 44,059   $ 46,302

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share(a)                           $   0.97   $   1.12   $   1.13   $   1.21   $   1.33
Ratios (to average daily net assets):
   Expenses                                                      1.45%      0.87%      1.00%      1.01%      0.97%
   Net investment income                                         5.89%      6.91%      7.29%      8.17%      8.39%

(a)   Calculated based on average shares outstanding.

(b)   Total return would have been lower in the absence of expense waivers.

(c)   Includes the Fund's share of the Portfolio's allocated expenses.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon High Yield Bond Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest in the Standish Mellon High Yield Bond Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferred stocks and warrants. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100% at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      The Fund records its investment in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      Securities transactions in the Portfolio are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund are allocated pro rata among the investors in the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses, and amortization and/or accretion of premiums and discounts on certain securities.

      Permanent book and tax basis differences will result in reclassifications among accumulated net investment income, accumulated net realized gain
      (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)   Investment Advisory Fee and Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. Pursuant to this agreement, for the year ended December 31, 2005, Standish Mellon voluntarily reimbursed the Fund for $87,509 of its operating expenses.

      The Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $7,268 during the year ended December 31, 2005.

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2005, the Fund was charged $2,256. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. For the year ended December 31, 2005, the Fund was charged $334 for fees payable to Mellon Private Wealth Management. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the period ended December 31, 2005, aggregated $5,802,546 and $45,178,933, respectively. The Fund receives a proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                        For the             For the
                                       Year Ended          Year Ended
                                   December 31, 2005   December 31, 2004
                                   -----------------   -----------------
Shares sold                                  257,259             428,139
Shares issued to shareholders in
   reinvestment of distributions             104,233             227,570
Shares redeemed                           (2,681,089)           (747,381)
                                   -----------------   -----------------
Net increase (decrease)                   (2,319,597)            (91,672)
                                   =================   =================

                   Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      At December 31, 2005, three shareholders of record held approximately 73% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and their costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the period ended December 31, 2005, the Fund received $602 in redemption fees.

      During the year, the Standish Mellon High Yield Bond Fund had a redemption-in-kind valued at $35,215,618, of which $3,822,450 was distributed in cash and $31,393,168 was transacted via an in-kind redemption of investment securities. For tax purposes, this was a tax free exchange transaction. For accounting purposes gains and losses resulting from the redemptions-in-kind are included in realized gain/loss from securities in the statement of operations. The Fund realized a $1,167,955 gain.

(5)   Federal Taxes:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                        2005
                                                                    ------------
                  Undistributed ordinary income                     $      8,979
                  Accumulated losses                                  10,170,982

      At December 31, 2005, the Fund, for federal income tax purposes, has capital loss carryovers of $10,170,982 which will reduce the Fund's taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are a follows:

                        Capital Loss
                         Carry Over                              Expiration Date
                        ------------                             ---------------
                        $  1,473,489                               12/31/2008
                           4,484,343                               12/31/2009
                           4,197,096                               12/31/2010
                              16,054                               12/31/2013
                        ------------

                        $ 10,170,982
                        ============

      It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

      The Fund elected to defer to its fiscal year ended December 31, 2006 $41,090 of capital losses recognized during the period November 1, 2005 to December 31, 2005.

      Tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                          2005          2004
                                                       -----------   -----------
                        Ordinary income                $ 1,881,356   $ 3,992,711

      See corresponding master portfolio for tax basis unrealized appreciated (depreciation) information.

                   Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon High Yield Bond Fund (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at December 31, 2005 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2006

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                      Par         Value
Security Description                                    Rate         Maturity        Value      (Note 1A)
----------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--95.0%

BONDS AND NOTES--88.8%

Convertible Corporate Bonds--0.4%
Centerpoint Energy, Inc. 144A CVT                       2.875%       1/15/2024       25,000    $    26,906
Xcel Energy, Inc. 144A                                  7.500       11/21/2007       15,000         23,213
Sinclair Broadcast Group, Inc. (c)                      4.875        7/15/2018       25,000         21,656
                                                                                               -----------
Total Convertible Corporate Bonds (Cost $65,988)                                                    71,775
                                                                                               -----------
Corporate--76.8%

Banking--2.3%
Chevy Chase Bank FSB                                    6.875        12/1/2013      345,000        355,350
Colonial Bank                                           9.375         6/1/2011       35,000         41,095
                                                                                               -----------
                                                                                                   396,445
                                                                                               -----------
Basic Industry--6.9%
Airgas, Inc.                                            6.250        7/15/2014       10,000          9,825
Compression Polymers Holdings 144A                     10.500         7/1/2013       15,000         14,550
Earle M Jorgenson Co.                                   9.750         6/1/2012       35,000         37,450
Equistar Chemicals LP/Equistar Funding Corp.           10.625         5/1/2011       55,000         60,500
Freeport-McMoRan Copper & Gold, Inc.                   10.125         2/1/2010       60,000         65,925
Freeport-McMoRan Copper & Gold, Inc.                    6.875         2/1/2014       65,000         65,650
Georgia-Pacific Corp.                                   8.000        1/15/2024       75,000         71,625
International Steel Group, Inc.                         6.500        4/15/2014       75,000         75,000
KRATON Polymers LLC/Capital Corp.                       8.125        1/15/2014        5,000          4,800
Lubrizol Corp.                                          4.625        10/1/2009       75,000         73,509
Lubrizol Corp.                                          5.500        10/1/2014      100,000        100,266
Lyondell Chemical Co.                                   9.625         5/1/2007       55,000         57,406
Nalco Co.                                               7.750       11/15/2011       25,000         25,688
Nalco Co.                                               8.875       11/15/2013      100,000        104,750
Neenah Paper, Inc.                                      7.375       11/15/2014        5,000          4,513
Standard Pacific Corp.                                  6.500        8/15/2010       80,000         76,300
Steel Dynamics, Inc.                                    9.500        3/15/2009      110,000        115,775
Stone Container Corp.                                   8.375         7/1/2012      115,000        111,263
Temple-Inland (b)                                       6.625        1/15/2018       70,000         72,118
United States Steel Corp.                               9.750        5/15/2010       34,000         36,975
Westlake Chemical Corp.                                 8.750        7/15/2011       33,000         35,310
                                                                                               -----------
                                                                                                 1,219,198
                                                                                               -----------
Capital Goods--7.7%
Accuride Corp                                           8.500         2/1/2015       85,000         83,725
Alliant Techsystems, Inc.                               8.500        5/15/2011       35,000         36,750
Alliant Techsystems, Inc. 144A                          2.750        2/15/2024       15,000         16,181
Ball Corp.                                              6.875       12/15/2012       10,000         10,325
Berry Plastics                                         10.750        7/15/2012       55,000         59,125
CCM Merger, Inc. 144A                                   8.000         8/1/2013       40,000         38,400
Crown Cork & Seal Co, Inc.                              7.375       12/15/2026      240,000        219,600
Esterline Technologies Corp.                            7.750        6/15/2013       40,000         41,800
Goodman Global Holdings 144A (a)                        7.491        6/15/2012      130,000        128,700
L-3 Communications Corp.                                7.625        6/15/2012       50,000         52,625
L-3 Communications Corp.                                6.125        7/15/2013       85,000         84,363
L-3 Communications Corp. 144A                           3.000         8/1/2035       20,000         19,775
Leucadia National Corp.                                 7.000        8/15/2013       90,000         89,550
Norcraft Finance Co.                                    9.000        11/1/2011       15,000         15,525
Owens-Brockway                                          7.750        5/15/2011       50,000         52,188

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                      Par         Value
Security Description                                    Rate         Maturity        Value      (Note 1A)
----------------------------------------------------------------------------------------------------------
Capital Goods (continued)
Owens-Illinois, Inc.                                    7.500%       5/15/2010       95,000    $    96,425
Owens-Illinois, Inc. (b)                                7.800        5/15/2018      120,000        119,400
Silgan Holdings, Inc.                                   6.750       11/15/2013       70,000         69,650
Solo Cup Co. (b)                                        8.500        2/15/2014       25,000         21,875
Texas Industries, Inc. 144A                             7.250        7/15/2013        5,000          5,188
Trinity Industries LE                                   6.500        3/15/2014      100,000         98,500
                                                                                               -----------
                                                                                                 1,359,670
                                                                                               -----------
Consumer Cyclical--5.2%
Cinemark USA, Inc.                                      9.000         2/1/2013       45,000         47,588
Couche-Tard                                             7.500       12/15/2013       35,000         36,050
DR Horton, Inc.                                         8.500        4/15/2012       75,000         80,131
Keystone Automotive Operation, Inc.                     9.750        11/1/2013       35,000         30,275
Leslie's Poolmart                                       7.750         2/1/2013       40,000         40,100
Neiman Marcus Group, Inc. 144A                          9.000       10/15/2015       25,000         25,563
Pinnacle Entertainment, Inc. (b)                        8.750        10/1/2013       55,000         58,575
Rite Aid Corp. (e)                                     12.500        9/15/2006      190,000        198,788
Rite Aid Corp.                                          8.125         5/1/2010       70,000         71,225
Rite Aid Corp.                                          9.500        2/15/2011       45,000         47,475
Russell Corp.                                           9.250         5/1/2010       62,000         62,853
Speedway Motorsports, Inc.                              6.750         6/1/2013      160,000        162,000
True Temper Sports, Inc.                                8.375        9/15/2011       35,000         31,500
Visteon Corp.                                           8.250         8/1/2010       30,000         25,500
                                                                                               -----------
                                                                                                   917,623
                                                                                               -----------
Consumer Noncyclical--5.9%
Alliance One International 144A                        11.000        5/15/2012       25,000         22,000
Altria Group, Inc.                                      7.000        11/4/2013       45,000         49,241
ANR Pipeline Co.                                        7.000         6/1/2025       10,000          9,899
Chattem, Inc.                                           7.000         3/1/2014       70,000         71,050
Corrections Corp Of America                             7.500         5/1/2011       20,000         20,700
Del Monte Corp.                                         8.625       12/15/2012       75,000         79,688
Domino's, Inc.                                          8.250         7/1/2011       38,000         39,710
Elizabeth Arden, Inc.                                   7.750        1/15/2014       20,000         20,200
Goodyear Tire & Rubber 144A                             9.000         7/1/2015       95,000         93,575
Ingles Markets, Inc.                                    8.875        12/1/2011       50,000         51,750
Mohegan Tribal Gaming                                   7.125        8/15/2014      105,000        107,494
Penn National Gaming Inc.                               6.875        12/1/2011       25,000         25,250
Penn National Gaming Inc.                               6.750         3/1/2015       20,000         19,650
Psychiatric Solutions, Inc.                             7.750        7/15/2015       20,000         20,650
Scotts Co.                                              6.625       11/15/2013       30,000         30,375
Seneca Gaming Corp. 144A                                7.250         5/1/2012       15,000         15,094
Smithfield Foods, Inc.                                  7.000         8/1/2011       25,000         25,500
Smithfield Foods, Inc.                                  7.750        5/15/2013       55,000         58,163
Southern Natural Gas Co.                                8.875        3/15/2010       15,000         16,031
Stater Brothers Holdings                                8.125        6/15/2012      200,000        198,000
Stater Brothers Holdings (a)                            7.991        6/15/2010       65,000         65,000
                                                                                               -----------
                                                                                                 1,039,020
                                                                                               -----------
Energy--7.7%
ANR Pipeline Co.                                        7.375%       2/15/2024       20,000         20,562
Dynegy Holdings, Inc. 144A                              9.875        7/15/2010      165,000        180,881
El Paso Natural Gas Co.                                 8.625        1/15/2022       90,000        102,113
El Paso Natural Gas Co.                                 8.375        6/15/2032       45,000         50,825

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                   Standish Mellon High Yield Bond Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                      Par         Value
Security Description                                    Rate         Maturity        Value      (Note 1A)
----------------------------------------------------------------------------------------------------------
Energy (continued)
El Paso Production Holding Co.                          7.750         6/1/2013       55,000    $    57,063
FPL Energy National Wind 144A                           6.125        3/25/2019       97,390         95,293
Frontier Oil Corp.                                      6.625        10/1/2011       35,000         35,700
Houston Exploration Co.                                 7.000        6/15/2013       50,000         48,000
Newfield Exploration Co.                                8.375        8/15/2012       55,000         58,850
Newfield Exploration Corp.                              6.625         9/1/2014       60,000         61,050
Peabody Energy Corp.                                    6.875        3/15/2013       40,000         41,600
Pogo Producing Co.                                      6.625        3/15/2015       75,000         73,125
Premcor Refining Group, Inc.                            9.500         2/1/2013       65,000         72,452
Southern Natural Gas Co.                                7.350        2/15/2031       45,000         46,166
Tennessee Gas Pipeline Co.                              8.375        6/15/2032       60,000         68,076
Transcontinental Gas Pipe Line Corp.                    8.875        7/15/2012      110,000        125,950
Williams Cos., Inc.                                     7.875         9/1/2021      160,000        173,200
Williams Cos., Inc.                                     7.750        6/15/2031       40,000         42,200
                                                                                               -----------
                                                                                                 1,353,106
                                                                                               -----------
Financial--3.2%
Arch Western Finance                                    6.750         7/1/2013       25,000         25,469
BCP Crystal Holding Corp.                               9.625        6/15/2014       69,000         76,763
Crystal US Holdings Corp.                               0.000        10/1/2014       92,000         67,620
E*Trade Financial Corp. 144A                            7.375        9/15/2013       15,000         15,188
Ford Motor Credit Co                                    7.375       10/28/2009       35,000         31,041
General Motors Acceptance Corp.                         7.750        1/19/2010      110,000        102,728
General Motors Acceptance Corp. (b)                     8.000        11/1/2031       50,000         47,894
Glencore Funding LLC 144A                               6.000        4/15/2014       65,000         61,135
Residential Capital Corp.                               6.375        6/30/2010      105,000        106,692
Residential Capital Corp.                               6.875        6/30/2015       30,000         31,878
                                                                                               -----------
                                                                                                   566,408
                                                                                               -----------
Industrial--4.1%
Browning-Ferris Industries                              9.250         5/1/2021       35,000         36,050
Columbus McKinnon Corp. 144A                            8.875        11/1/2013       25,000         26,000
Cooper Standard Auto                                    8.375       12/15/2014       25,000         19,000
Crown Americas Inc. 144A                                7.750       11/15/2015       65,000         67,275
Crown Americas Inc. 144A                                7.625       11/15/2013      120,000        124,500
Douglas Dynamics LLC 144A                               7.750        1/15/2012      290,000        279,850
Gibraltar Industries, Inc. 144A                         8.000        12/1/2015       35,000         35,263
Southern Peru Copper Corp. 144A                         6.375        7/27/2015      100,000         99,818
Terex Corp.                                             7.375        1/15/2014       30,000         29,700
                                                                                               -----------
                                                                                                   717,456
                                                                                               -----------
Media--5.7%
Cablevision Systems Corp. (a)                           8.716         4/1/2009      115,000        116,150
CBD Media, Inc.                                         8.625         6/1/2011       50,000         51,000
CSC Holdings, Inc.                                      8.125        8/15/2009       65,000         65,650
Dex Media West LLC/Dex Media Finance Co.                8.500        8/15/2010       25,000         26,188
Dex Media West LLC/Dex Media Finance Co.                9.875        8/15/2013       28,000         31,080
Dex Media, Inc.                                         8.000       11/15/2013       30,000         30,600
DirecTV Holdings LLC                                    8.375        3/15/2013       58,000         62,350
Echostar DBS Corp.                                      5.750%       10/1/2008       54,000         52,920
Entercom Radio LLC/Entercom Capital, Inc.               7.625         3/1/2014       15,000         15,038
MCI, Inc.                                               6.908         5/1/2007       63,000         63,473
Nextel Communications Inc.                              6.875       10/31/2013       85,000         88,673

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                     Par         Value
Security Description                                   Rate          Maturity       Value      (Note 1A)
----------------------------------------------------------------------------------------------------------
Media (continued)
PX Escrow Corp.                                         9.625         2/1/2006      105,000   $    101,287
Radio One, Inc.                                         8.875         7/1/2011       45,000         47,475
RH Donnelley Finance Corp. 144A                        10.875       12/15/2012      105,000        118,388
Salem Communications Corp.                              7.750       12/15/2010      130,000        134,713
                                                                                              ------------
                                                                                                 1,004,985
                                                                                              ------------

Real Estate--0.6%
BF Saul REIT                                            7.500         3/1/2014      100,000        101,750
                                                                                              ------------
Services: Cyclical--7.4%
AMC Entertainment, Inc.                                 8.000         3/1/2014       65,000         58,825
Ameristar Casinos, Inc.                                10.750        2/15/2009      170,000        180,200
Chumash Casino & Resort Enterprises 144A                9.520        7/15/2010       55,000         58,438
DPL, Inc.                                               6.875         9/1/2011      110,000        115,913
Gaylord Entertainment Co.                               6.750       11/15/2014       40,000         39,200
Hawaiian Telcom Communication 144A (a)                  9.948         5/1/2013       35,000         33,775
Hertz Corp. 144A                                        8.875         1/1/2014       40,000         40,750
Hertz Corp. 144A                                       10.500         1/1/2016       20,000         20,600
Isle of Capri Casinos, Inc.                             7.000         3/1/2014      100,000         97,500
Kansas City Southern Railway                            7.500        6/15/2009       85,000         87,763
Meristar Hospitality Corp.                              9.500         4/1/2010       60,000         70,875
Meristar Hospitality Operationg Partnership LP (b)     10.500        6/15/2009       65,000         68,494
Mohegan Tribal Gaming Authority                         8.000         4/1/2012       65,000         68,413
Service Corp Interational 144A                          7.500        6/15/2017       25,000         24,813
Sierra Pacific Resources                                8.625        3/15/2014      100,000        108,199
Station Casinos, Inc.                                   6.000         4/1/2012      110,000        109,725
Turning Stone Casino Resort Enterprise 144A             9.125        2/15/2010       85,000         87,550
Williams Scotsman, Inc.                                 8.500        10/1/2015       20,000         20,700
                                                                                              ------------
                                                                                                 1,291,733
                                                                                              ------------
Services: Non-Cyclical--3.8%
Allied Waste North America                              8.500        12/1/2008       50,000         52,500
Coventry Health Care, Inc.                              5.875        1/15/2012      135,000        136,350
HCA, Inc.                                               8.750         9/1/2010       80,000         88,480
HCA, Inc.                                               7.875         2/1/2011      150,000        161,274
Kinetic Concepts, Inc.                                  7.375        5/15/2013       29,000         29,580
Plastipak Holdings, Inc. 144A                           8.500       12/15/2015       90,000         90,900
Tenet Healthcare Corp. 144A                             9.250         2/1/2015      110,000        109,175
                                                                                              ------------
                                                                                                   668,259
                                                                                              ------------
Technology & Electronics--1.8%
Communications & Power Industries, Inc.                 8.000         2/1/2012       10,000          9,975
Fisher Scientific Intl.                                 6.750        8/15/2014      125,000        130,313
Nevada Power Co.                                        6.500        4/15/2012       45,000         46,125
Nevada Power Co.                                        5.875        1/15/2015       90,000         89,309
Panamsat Corp.                                          9.000        8/15/2014       22,000         23,045
PQ Corp. 144A                                           7.500        2/15/2013       10,000          9,300
SunGard Data Systems Inc. 144A (a)                      8.525        8/15/2013       15,000         15,525
                                                                                              ------------
                                                                                                   323,592
                                                                                              ------------
Telecommunications--4.8%
Airgate PCS Inc. (a)                                    7.900       10/15/2011       15,000         15,488
Alamosa Delaware, Inc.                                  8.500        1/31/2012      105,000        113,531
Consolidated Comm Holdings                              9.750         4/1/2012       52,000         55,380
Qwest Communications International 144A                 7.500%       2/15/2014      130,000        133,575

     The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                     Par         Value
Security Description                                     Rate        Maturity        Value      (Note 1A)
---------------------------------------------------------------------------------------------------------
Telecommunications (continued)
Qwest Communications International, Inc. (a)            7.840        2/15/2009       65,000   $     65,894
Qwest Corp.                                             7.875         9/1/2011      225,000        242,438
Rural Cellular Corp.                                    9.875         2/1/2010       25,000         26,375
Rural Cellular Corp.                                    8.250        3/15/2012       30,000         31,650
Ubiquitel Operating Co.                                 9.875         3/1/2011       80,000         88,600
US Unwired, Inc. (a)                                    8.741        6/15/2010       65,000         66,788
                                                                                              ------------
                                                                                                   839,719
                                                                                              ------------

Utilities--9.7%
AES Corp.                                               8.875        2/15/2011      102,000        110,288
AES Corp. 144A                                          8.750        5/15/2013      215,000        234,081
CMS Energy Corp.                                        9.875       10/15/2007       60,000         64,200
CMS Energy Corp.                                        7.750         8/1/2010       50,000         52,438
CMS Energy Corp.                                        8.500        4/15/2011       30,000         32,663
El Paso Natural Gas Co.                                 7.500       11/15/2026       55,000         56,785
Enterprie Products Oper                                 4.625       10/15/2009       85,000         82,904
Freescale Semiconductor                                 7.125        7/15/2014       20,000         21,300
Freescale Semiconductor Inc. (b) (e)                    6.875        7/15/2011      210,000        220,500
Freescale Semiconductor, Inc. (a)                       6.900        7/15/2009       55,000         56,513
Mirant North America LLC 144A                           7.375       12/31/2013      130,000        131,463
Monongahela Power Co.                                   6.700        6/15/2014       35,000         38,310
MSW Energy Holdings                                     7.375         9/1/2010      110,000        113,025
NorthWestern Corp.                                      5.875        11/1/2014       25,000         25,047
NRG Energy, Inc.                                        8.000       12/15/2013       27,000         30,105
Reliant Energy, Inc.                                    9.250        7/15/2010       25,000         25,000
TECO Energy, Inc.                                       7.500        6/15/2010       25,000         26,625
Texas Genco LLC/Financing 144A                          6.875       12/15/2014       65,000         70,363
Texas Utilities Corp.                                   4.800       11/15/2009       85,000         81,759
Transcont Gas Pipe Corp                                 7.000        8/15/2011       75,000         78,281
Txu Corp.                                               5.550       11/15/2014      170,000        161,472
                                                                                              ------------
                                                                                                 1,713,122
                                                                                              ------------
Total Corporate Bonds (Cost $13,287,259)                                                        13,512,086
                                                                                              ------------
Municipal--1.3%
Erie County NY Tobacco Asset Securitization Corp.       6.000         6/1/2028       25,000         24,485
Mashantucket West Pequot 144A                           5.912         9/1/2021      120,000        119,900
South Carolina Tobacco Settlement Authority             6.000        5/15/2022       30,000         31,544
Tobacco Settlement Authority Iowa                       6.500         6/1/2023       60,000         60,261
                                                                                              ------------
Total Municipal (Cost $231,382)                                                                    236,190
                                                                                              ------------
Sovereign Bonds--1.0%
Republic of Argentina                                   2.000         1/3/2010       25,000         16,073
Republic of Argentina (b)                               8.280       12/31/2033       14,425         12,117
Republic of Brazil                                      8.750         2/4/2025        5,000          5,525
Republic of Brazil (a)                                  5.250        4/15/2012       22,942         22,655
Republic of Brazil (b)                                 10.125        5/15/2027        5,000          6,288
Republic of Colombia                                   10.000        1/23/2012        5,000          5,950
Republic of Colombia                                   10.750        1/15/2013        5,000          6,200
Republic of Colombia                                    8.125        5/21/2024        5,000          5,400
Republic of Peru (c)                                    5.000         3/7/2017       16,400         15,457
Republic of Venezuela (a) (b)                           5.194        4/20/2011       15,000         14,700
Russian Federation                                      5.000        3/31/2030       30,000         33,825
Russian Ministry of Finance                             3.000        5/14/2008       25,000         23,656
                                                                                              ------------
Total Sovereign Bonds (Cost $148,141)                                                              167,846

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                      Par        Value
Security Description                                     Rate        Maturity        Value      (Note 1A)
---------------------------------------------------------------------------------------------------------
Yankee Bonds--7.7%
Aes Gener SA                                            7.500%       3/25/2014       40,000   $     40,615
Braskem Sa 144A                                        12.500        11/5/2008       10,000         11,675
Intelsat Bermuda Ltd. 144A (a)                          8.695        1/15/2012       90,000         91,463
INVISTA 144A                                            9.250         5/1/2012      155,000        165,463
Jean Coutu Group, Inc. (b)                              7.625         8/1/2012       75,000         73,875
JSG Funding PLC                                         9.625        10/1/2012       50,000         50,000
Nell AF Sarl 144A                                       8.375        8/15/2015       75,000         74,250
Noble Group Ltd. 144A                                   6.625        3/17/2015      100,000         92,089
Norampac, Inc.                                          6.750         6/1/2013       40,000         38,600
Nova Chemicals Corp. (b)                                6.500        1/15/2012       45,000         43,594
Quebecor Media, Inc.                                   11.125        7/15/2011       50,000         54,125
Rogers Wireless Inc. (b)                                8.000       12/15/2012       50,000         52,938
Rogers Wireless, Inc. (a)                               7.616       12/15/2010       55,000         56,788
Royal Caribbean Cruises Ltd.                            8.000        5/15/2010      150,000        162,918
Royal Caribbean Cruises Ltd.                            8.750         2/2/2011      155,000        175,150
Russel Metals, Inc.                                     6.375         3/1/2014       25,000         24,250
Stena AB                                                9.625        12/1/2012       25,000         27,156
Stena AB                                                7.500        11/1/2013       25,000         24,000
Telenet Group Holding NV 144A (c)                      11.500        6/15/2014       46,000         37,720
Tembec Industries, Inc.                                 7.750        3/15/2012       55,000         29,425
Wind Acquisition Finance SA 144A                       10.750        12/1/2015       20,000         20,650
                                                                                              ------------
Total Yankee Bonds (Cost $1,346,337)                                                             1,346,744
                                                                                              ------------

Foreign Denominated--1.6%

Euro--1.6%
Central European Distribution Corp. 144A                8.000        7/25/2012 EUR   50,000         64,057
Culligan Finance Corp., BV 144A                         8.000        10/1/2014       30,000         38,123
General Motors Acceptance Corp.                         5.375         6/6/2011       30,000         31,426
NTL Cable Plc                                           8.750        4/15/2014       60,000         75,271
Remy Cointreau S.A. 144A                                6.500         7/1/2010       20,000         25,297
Telenet Communications NV 144A                          9.000       12/15/2013       40,000         52,405
                                                                                              ------------
Total Foreign Denominated (Cost $269,621)                                                          286,579
                                                                                              ------------
TOTAL BONDS AND NOTES (Cost $15,348,728)                                                        15,621,220
                                                                                              ------------

COMMON STOCK--0.1%                                                                  Shares
                                                                                   ---------
MCI, Inc. (Cost $0)                                                            USD      949         18,724
                                                                                              ------------

CONVERTIBLE PREFERRED STOCKS--1.7%
Fannie Mae 7.00% CVT Pfd                                                                300         16,350
Sovereign Capital Trust IV 4.375% CVT Pfd                                             5,900        258,125
Tyco International Group SA 3.125% 144A CVT Pfd                                      20,000         27,250
                                                                                              ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $328,000)                                                 301,725
                                                                                              ------------

WARRANTS--0.0%
Republic of Argentina Warrant, 12/15/2035 (d)
  (Cost $0)                                                                          39,306          2,044
                                                                                              ------------

INVESTMENT OF CASH COLLATERAL--4.4%
BlackRock Cash Strategies L.L.C. (f) (Cost $771,627)    4.130                       771,627        771,627
                                                                                              ------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $16,448,355)                                               16,715,340
                                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                        Value
Security Description                                      Rate             Shares      (Note 1A)
-------------------------------------------------------------------------------------------------
AFFILIATED INVESTMENTS--9.2%
Dreyfus Institutional Preferred Plus Money Market Fund
   (f)(g) (Cost $1,612,327)                              4.030%    USD    1,612,327   $ 1,612,327
                                                                                      -----------

Total Investments--104.2% (Cost $18,060,682)                                           18,327,667
                                                                                      -----------

Liabilities in Excess of Other Assets--(4.2%)                                            (730,271)
                                                                                      -----------
NET ASSETS--100.0%                                                                    $17,597,396
                                                                                      ===========

Notes to Schedule of Investments:

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,386,136 or 19.2% of net assets.

CVT--Convertible
REIT--Real Estate Investment Trust
EUR--Euro

(a)   Variable Rate Security; rate indicated is as of 12/31/2005

(b)   Security, or a portion of thereof, was on loan at December 31, 2005.

(c)   Step up security; rate indicated is as of 12/31//2005.

(d)   Non-income producing.

(e)   Denotes all or part of security pledged as collateral.

(f)   Stated rate is the seven-day yield for the fund at year end.

(g)   Affiliated institutional money market fund.

At December 31, 2005 the Portfolio held the following forward foreign currency exchange contracts:

                          Local
                        Principal     Contract         Value at         USD Amount   Unrealized
Contracts to Deliver      Amount     Value Date    December 31, 2005    to Receive   Gain/(Loss)
------------------------------------------------------------------------------------------------
Brazilian Real            80,000      2/22/2006        $  33,691        $   27,220     $ (6,471)
Brazilian Real            80,000      2/22/2006           32,865            30,155       (2,710)
Euro                     244,000      3/15/2006          289,981           292,810        2,829
                                                       ---------        ----------     --------
Total                                                  $ 356,537        $  350,185     $ (6,352)
                                                       =========        ==========     ========

                          Local
                        Principal     Contract          Value at        USD Amount   Unrealized
Contracts to Receive      Amount     Value Date    December 31, 2005    to Deliver      Gain
------------------------------------------------------------------------------------------------
Brazilian Real            160,000     2/22/2006       $  67,383        $   54,589    $  12,794
                                                      =========        ==========    =========

At December 31, 2005, the Portfolio held the following open swap contracts:

                                                                                                                    Unrealized
Credit Default Swaps                  Reference                Buy/Sell    (Pay)/Receive   Expiration   Notional   Appreciation/
 Counterparty                           Entity                Protection    Fixed Rate        Date       Amount    (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
Bear Stearns                     Ukraine Government, 7.650%
                                              due 6/11/2013      Sell          2.840%      12/20/2009   $ 25,000     $    1,322
JPMorgan                       Cooper Tire & Rubber Company
                                      7.75 % due 12/15/2009       Buy         (1.070)       9/20/2010     20,000          1,422
Merrill Lynch           Dow Jones CDX.NA.IG.4 7-10% tranche       Buy         (0.305)       6/20/2010    188,900           (306)
Merrill Lynch                    Meadwestvaco Corp., 6.850%
                                               due 4/1/2012       Buy         (0.770)       6/20/2009    170,000         (1,892)
Merrill Lynch                  Georgia-Pacific Corp. 8.125%
                                              due 5/15/2011      Sell          1.600        6/20/2009    170,000         (6,250)
Morgan Stanley & Co.    Dow Jones CDX.NA.IG.4 7-10% tranche       Buy         (0.350)       6/20/2010    300,100           (876)
Morgan Stanley & Co.           Wendy's International, Inc.,
                                       6.25% due 11/15/2011       Buy         (0.620)      12/20/2010    200,000          1,694
                                                                                                                     ----------

                                                                                                                     $   (4,886)
                                                                                                                     ==========

   Interest Rate                    Floating Rate              Pay/Receive      Fixed      Expiration   Notional    Unrealized/
 Swaps Counterparty                    Index                  Floating Rate      Rate         Date       Amount    (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
Bear Stearns                       USD--LIBOR--BBA                 Pay           3.907%     11/19/2009   $ 25,000    $     (839)
                                                                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                       Statement of Assets and Liabilities
                                December 31, 2005
--------------------------------------------------------------------------------

Assets
   Investments in securities (including securities on loan, valued at $749,973 (Note 6))
     Unaffiliated issuers, at value (Note 1A) (cost $16,448,355)                                           $16,715,340
     Affiliated issuers, at value (Note 1A) (cost $1,612,327) (Note 1H)                                      1,612,327
   Foreign currency, at value (cost $6,825)                                                                      6,813
   Receivable for investments sold                                                                              33,272
   Interest and dividends receivable                                                                           309,999
   Unrealized appreciation on forward foreign currency exchange contracts (Note 5)                              15,623
   Unrealized appreciation on swap contracts (Note 5)                                                            4,438
   Prepaid expenses                                                                                              2,062
                                                                                                           -----------

     Total assets                                                                                           18,699,874
Liabilities
   Collateral for securities on loan (Note 6)                                               $   771,627
   Payable for investments purchased                                                            275,146
   Unrealized depreciation on forward foreign currency exchange contracts (Note 5)                9,181
   Unrealized depreciation on swap contracts (Note 5)                                            10,163
   Due to Custodian                                                                                 653
   Accrued professional fees                                                                     22,997
   Accrued accounting, administration and custody fees (Note 2)                                   8,843
   Accrued trustees' fees and expenses (Note 2)                                                   3,596
   Other accrued expenses and liabilities                                                           272
                                                                                            -----------
     Total liabilities                                                                                       1,102,478
                                                                                                           -----------

Net Assets (applicable to investors' beneficial interest)                                                  $17,597,396
                                                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                            Statements of Operations
                       For the Year Ended December 31 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income                                                                                         $ 1,875,476
   Dividend income from affiliated investments (Note 1H)                                                        20,956
   Security lending income (Note 6)                                                                             10,126
   Dividend income (net of foreign withholding taxes of $338)                                                   32,894
                                                                                                           -----------

     Total investment Income                                                                                 1,939,452

Expenses
   Investment advisory fee (Note 2)                                                         $   132,645
   Accounting, administration and custody fees (Note 2)                                         108,624
   Professional fees                                                                             34,654
   Trustees' fees and expenses (Note 2)                                                           8,542
   Insurance expense                                                                              8,500
   Miscellaneous                                                                                  1,967
                                                                                            -----------

     Total expenses                                                                             294,932

Deduct:
   Waiver of investment advisory fee (Note 2)                                                  (132,645)
   Reimbursement of Fund operating expenses (Note 2)                                            (30,192)
                                                                                            -----------

     Total expense deductions                                                                  (162,837)
                                                                                            -----------
     Net expenses                                                                                              132,095
                                                                                                           -----------

       Net investment income                                                                                 1,807,357

Realized and Unrealized Gain (Loss)
   Net realized gain (loss)
     Investment security transactions                                                         1,164,137
     Swap transactions                                                                            4,907
     Foreign currency transactions and forward foreign currency exchange contracts               98,513
                                                                                            -----------
       Net realized gain (loss)                                                                              1,267,557
   Change in unrealized appreciation (depreciation)
     Investment securities                                                                   (2,870,133)
     Swaps                                                                                      (12,983)
     Foreign currency and forward currency exchange contracts                                    53,899
                                                                                            -----------
       Change in net unrealized appreciation (depreciation)                                                 (2,829,217)
                                                                                                           -----------

         Net realized and unrealized gain (loss)                                                            (1,561,660)
                                                                                                           -----------

Net Increase in Net Assets from Operations                                                                 $   245,697
                                                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               For the             For the
                                                                             Year Ended          Year Ended
                                                                          December 31, 2005    December 31, 2004
                                                                          -----------------    -----------------
Increase (Decrease) in Net Assets

From Operations
   Net investment income                                                    $  1,807,357         $  4,084,657
   Net realized gain (loss)                                                    1,267,557            1,476,264
   Change in net unrealized appreciation (depreciation)                       (2,829,217)            (438,129)
                                                                            ------------         ------------

   Net increase(decrease) in net assets from investment operations               245,697            5,122,792
                                                                            ------------         ------------

Capital Transactions
   Contributions                                                               5,802,546           10,724,449
   Withdrawals                                                               (45,178,933)         (16,197,718)
                                                                            ------------         ------------

   Net increase (decrease) in net assets from capital transactions           (39,376,387)          (5,473,269)
                                                                            ------------         ------------

Total Increase (Decrease) in Net Assets                                      (39,130,690)            (350,477)

Net Assets
   At beginning of period                                                     56,728,086           57,078,563
                                                                            ------------         ------------
   At end of period                                                         $ 17,597,396         $ 56,728,086
                                                                            ============         ============

     The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                           ---------------------------------------------------
                                                            2005       2004        2003      2002       2001
                                                           -------    -------    -------    -------    -------
Total Return (a)                                              3.70%      9.56%     21.76%      4.71%      1.54%

Ratios/Supplemental Data:
   Expenses (to average daily net assets)*                    0.50%      0.50%      0.50%      0.50%      0.50%
   Net Investment Income (to average daily net assets)*       6.84%      7.28%      7.79%      8.66%      8.87%
   Portfolio Turnover                                           25%        51%        80%       130%       117%
   Net Assets, End of Period (000's omitted)               $17,597    $56,728    $57,079    $44,144    $47,048

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Ratios (to average daily net assets):
   Expenses                                                   1.12%      0.76%      0.85%      0.82%      0.81%
   Net investment income                                      6.22%      7.02%      7.44%      8.34%      8.56%

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon High Yield Bond Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to maximize total return, consisting primarily of a high level of income. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferred stocks and warrants.

      At December 31, 2005 there was one fund, Standish Mellon Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2005 was 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method. Realized gains and losses from securities sold are recorded on the identified cost basis.

      The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Income taxes

      The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since the Portfolio's investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
      Code) in order for its investors to satisfy them.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Foreign currency transactions

      The Portfolio maintains its records in U.S. dollars. Investment security valuations other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      E. Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Portfolio's average daily net assets for the year ended December 31, 2005. Pursuant to this agreement, for the year ended December 31, 2005, Standish Mellon voluntarily waived its investment advisory fee in the amount of $132,645 and reimbursed the Portfolio $30,192. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      The Portfolio has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $108,624 during the year ended December 31, 2005.

      The Portfolio entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon bank received $10,126 for the year ended December 31, 2005. See Note 6 for further details.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2005 were as follows:

                                                      Purchases       Sales
                                                     -----------   ------------

      Investments (non-U.S. Government Securities)   $ 6,971,949   $ 44,303,988
                                                     ===========   ============

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

           Aggregate Cost                                          $ 18,092,590
                                                                   ============
           Gross unrealized appreciation                                499,345
           Gross unrealized depreciation                               (264,268)
                                                                   ------------
           Net unrealized appreciation (depreciation)              $    235,077
                                                                   ============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into any options transactions during the year ended December 31 2005.

                   Mellon Institutional Funds Master Portfolio
                   Standish Mellon High Yield Bond Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2005, the Portfolio held open forward currency exchange contracts. See the Schedule of Investments for further details.

      Futures contracts

      The Portfolio may enter into financial futures contracts for the sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Fund did not enter into any futures contracts during the year ended December 31, 2005.

      Swap Agreements

      The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At December 31, 2005, the Portfolio held open swap contracts. See the Schedule of Investments for further details.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(6)   Security Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the year ended December 31, 2005 and earned interest on the invested collateral of $ 73,132 of which, $63,006 was rebated to borrowers or paid in fees. At December 31, 2005, the Portfolio had securities valued at $749,973 on loan. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)   Delayed Delivery Transactions:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Portfolio did not enter into any delayed delivery transactions during the year ended December 31, 2005.

(8)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2005, the facility fee was $687 for the Portfolio.

      During the year ended December 31, 2005, the Portfolio had average borrowings outstanding of $591,247 on a total of thirty eight days and incurred $2,063 of interest expense.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of the Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon High Yield Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon High Yield Bond Portfolio (the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2006

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in the Standish Mellon High Yield Bond Portfolio (the "Portfolio"), which is managed by Standish Mellon Asset Management Company LLC ("Standish Mellon"). The Fund's Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio. The members of the Fund's Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and Standish Mellon. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from Standish Mellon a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 22, 2005 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of Standish Mellon attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 18, 2005.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: Standish Mellon's income statements, as well as a profitability analysis of Standish Mellon, including a separate presentation of Standish Mellon's profitability relative to that of several publicly traded investment advisers;

(ii) Management Teams and Operations: Standish Mellon's Form ADV, as well as information concerning Standish Mellon's executive management, investment management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and Standish Mellon's separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: Standish Mellon's commentary on the Fund's performance (rather than the Portfolio alone) and any material portfolio manager and strategy changes that may have affected the Fund and Portfolio in the prior year, as well as "fact sheets" prepared by Standish Mellon providing salient data about the Fund and Portfolio and Standish Mellon's views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

(v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

In considering the continuation of the Portfolio's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the Portfolio's advisory agreement and the compensation to Standish Mellon provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services provided to the Portfolio by Standish Mellon. In their deliberations as to the continuation of the Portfolio's advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust Standish Mellon, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by Standish Mellon. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

The Trustees reviewed the background and experience of the Portfolio's two portfolio managers and also met with senior management of Standish Mellon to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Standish Mellon's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Standish Mellon had the expertise and resources to manage the Portfolio effectively.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

Investment Performance

The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by Standish Mellon with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board at the September 22, 2005 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2005 based on the Lipper materials provided to the Board at the September 22, 2005 meeting. The Board found that the Fund outperformed its peer group average return for the five-year period (8.05% vs. 6.56%) but underperformed its peer group average returns for the one-year period (10.19% vs. 11.19%) and three-year period (14.06% vs. 16.05%). The Trustees requested that Standish Mellon arrange for a presentation to the Board, as part of the usual fund reporting cycle, to explain the Fund's performance issues and efforts by Standish Mellon to improve the Fund's performance.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate paid by the Portfolio to Standish Mellon. The Lipper data presenting the Portfolio's "net advisory fees" included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio's advisory fees to those peers that include administrative fees within a blended advisory fee.

The Portfolio's contractual advisory fee was 0.50%, in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.678%. The Portfolio's net advisory fee, after giving effect to expense limitations, was 0.171%, below the peer group median net advisory fee of 0.552%. Based on the Lipper data, as well as other factors discussed at the September 22, 2005 meeting, the Board determined that the Portfolio's advisory fee is reasonable relative to its peer group averages, both with and without giving effect to expense limitations.

The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of Standish Mellon. Based on the additional scope and complexity of the services provided and responsibilities assumed by Standish Mellon with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to overall industry averages and to the nature and quality of the services provided.

The Board also considered the Fund's (rather than solely the Portfolio's) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.502% (after giving effect to expense limitations) was lower than the median net expense ratio of the peer group of 0.837% notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

Standish Mellon's Profitability

The Board considered Standish Mellon's profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by Standish Mellon or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Portfolio and Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that, based on the profitability information submitted to them by Standish Mellon, Standish Mellon incurred losses in managing many of the investment companies in the Mellon Institutional Funds family of funds, including the Portfolio and Fund, and that among those funds that were profitable to Standish Mellon, several generated only marginal profitability for the firm. The Trustees observed that Standish Mellon had incurred losses in operating the Portfolio and Fund in both 2003 and 2004.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Portfolio and Fund grow. They observed that the Standish Mellon Fixed Income Portfolio, the largest fund in the complex, already had breakpoints in its fee arrangement that reflected economies resulting from its size. The Board concluded that, at existing asset levels and considering current assets growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time. They requested, however, that management consider the issue of future breakpoints and respond to the Independent Trustees and to present a proposal for such breakpoints or, in each case as applicable, management's rationale as to why such future breakpoints are not necessary or appropriate for a particular Fund.

                   Mellon Institutional Funds Master Portfolio
                    Standish Mellon High Yield Bond Portfolio

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

Other Benefits

The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Board, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Funds; (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the Funds to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                      * * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio's advisory agreement and the compensation to Standish Mellon provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2005. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                        Number of
                                                                                       Portfolios                       Trustee
                                                                     Principal           in Fund       Other          Remuneration
Name                                         Term of Office        Occupation(s)         Complex   Directorships     (period ended
Address, and                 Position(s)     and Length of          During Past         Overseen      Held by         December 31,
Date of Birth              Held with Trust    Time Served             5 Years          by Trustee     Trustee            2005)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming              Trustee       Trustee since   Chairman Emeritus,            32           None           Fund: $500
c/o Decision Resources,                      11/3/1986       Decision Resources, Inc.                             Portfolio: $1,348
Inc.                                                         ("DRI") (biotechnology
260 Charles Street                                           research and consulting
Waltham, MA 02453                                            firm); formerly Chairman
9/30/40                                                      of the Board and Chief
                                                             Executive Officer, DRI

Caleb Loring III               Trustee       Trustee since   Trustee, Essex Street         32           None           Fund: $500
c/o Essex Street                             11/3/1986       Associates (family                                   Portfolio: $1,457
Associates                                                   investment trust office)
P.O. Box 5600
Beverly, MA 01915
11/14/43

Benjamin M. Friedman           Trustee       Trustee since   William Joseph Maier,         32           None           Fund: $500
c/o Harvard University                       9/13/1989       Professor of Political                               Portfolio: $1,348
Littaver Center 127                                          Economy, Harvard
Cambridge, MA 02138                                          University
8/5/44

John H. Hewitt                 Trustee       Trustee since   formerly Trustee,             32           None           Fund: $500
P.O. Box 2333                                11/3/1986       Mertens House, Inc.                                  Portfolio: $1,348
New London, NH 03257                                         (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard      Trustee, President  Since 2003      President and Chief           32           None              $0
The Boston Company            and Chief                      Operating Officer of
Asset Management, LLC     Executive Officer                  The Boston Company
One Boston Place                                             Asset Management, LLC;
Boston, MA 02108                                             formerly Senior Vice
7/24/65                                                      President and Chief
                                                             Operating Officer,
                                                             Mellon Asset Management
                                                             ("MAM") and Vice
                                                             President and Chief
                                                             Financial Officer, MAM

Principal Officers who are Not Trustees

Name                                      Term of Office
Address, and               Position(s)    and Length of                    Principal Occupation(s)
Date of Birth            Held with Trust   Time Served                       During Past 5 Years
-------------------------------------------------------------------------------------------------------------------
Barbara A. McCann         Vice President  Since 2003      Senior Vice President and Head of Operations,
Mellon Asset Management   and Secretary                   Mellon Asset Management ("MAM"); formerly First
One Boston Place                                          Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson        Vice President  Vice President  Vice President and Mutual Funds Controller,
Mellon Asset Management   and Treasurer   since 1999;     Mellon Asset Management
One Boston Place                          Treasurer
Boston, MA 02108                          since 2002
7/14/65

Denise B. Kneeland        Assistant Vice  Since 1996      Vice President and Manager, Mutual Funds
Mellon Asset Management     President                     Operations, Mellon Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren          Assistant Vice  Since 2001      Assistant Vice President and Manager of Compliance,
Mellon Asset Management     President                     Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                          of Shareholder Services, MAM, Shareholder Representative,
Boston, MA 02108                                          Standish Mellon Asset Management Company LLC
1/19/71

Mary T. Lomasney              Chief       Since 2005      First Vice President, Mellon Asset Management
Mellon Asset Management     Compliance                    and Chief Compliance Officer, Mellon Funds Distributor
One Boston Place             Officer                      and Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                          Director, Blackrock, Inc., Senior Vice President,
4/8/57                                                    State Street Research & Management Company
                                                          ("SSRM"), Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                 [MELLON LOGO]  Mellon
                                                --------------------------
                                                Mellon Institutional Funds

                                                One Boston Place
                                                Boston, MA 02108-4408
                                                800.221.4795
                                                www.melloninstitutionalfunds.com

                                                                      6943AR1205

                                       [MELLON LOGO]  Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                           Standish Mellon
                                        Opportunistic High Yield Fund
--------------------------------------------------------------------------------
Year Ended December 31, 2005

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[MELLON LOGO]  Mellon
               --------------------------
               Mellon Institutional Funds

February 2006

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2005.

To put the 2005 environment in perspective, the economy showed resiliency, largely shrugging off the effects of Hurricanes Katrina and Rita. Real GDP advanced 4.1% in the third quarter, although some lagging impact of the storms is likely to reduce fourth quarter growth. While the storm damage and related oil shocks did not significantly derail economic growth, these events did help dampen investor enthusiasm, with mixed results for the broad equity markets. The S&P 500 advanced 3%, while the Dow Jones Industrial Average fell by 0.6%. Both developed and emerging foreign markets outperformed the U.S., as foreign companies' profitability continued to exceed expectations. For example, in local currency terms, the MSCI EAFE Index, a broad representation of international stocks, advanced 25.9%, while the MSCI Emerging Markets index advanced 24.5%.

In the bond market, the U.S. Federal Reserve continued its course of "measured" tightenings, which steadily pushed up short-term rates. By year-end, however, the Fed started to signal that the cycle of tightenings was approaching conclusion. The yield curve ended the year virtually flat, as the long end changed very little in 2005, reflecting the market's conviction that inflation was relatively contained. This environment proved very good for long-term bond investors. The Lehman U.S. Treasury Long Bond Index, for example, had a total return of 6.5% in 2005. A major focus in 2006 will be on incoming Fed Chairman Ben Bernanke, and how he implements his inflation-targeting philosophy in his new role.

Looking ahead, we believe the global expansion should become more balanced in 2006. Internal domestic demand abroad should expand, while the contribution by the U.S. to overseas economic growth - by virtue of its widening balance of trade - should slow. In the U.S., the key questions this year appear to be the extent to which a softening housing market will be a drag on the economy, and whether corporate spending will be enough to pick up the slack. GDP is anticipated by most economists to be above 3%, as the accommodative monetary policy of the past several years continues to support expansion. During the past several years, companies have been hoarding cash, reluctant to boost employment or spend on plant and equipment. That trend is beginning to reverse, and more support for the economy is likely to come from increased corporate spending, and from the rebuilding efforts in New Orleans and other damaged regions. Some of the concerns from last year carry over to 2006. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Higher energy prices act like a tax on economic growth. Fortunately, recent inflation indicators have been good, which gives consumers higher real income and the Fed some breathing room in its tightening policy.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Market Environment

For 2005, the Standish Mellon High Yield Bond Fund returned +3.55% as compared to the Merrill Lynch Master II Index mark of +2.74% and the Merrill Lynch Constrained High Yield Index total of +2.78%. The Lehman Aggregate Index reported a return of 2.43% for 2005, below that of High Yield and 3 Month Treasury Bills (+3.05%).

During the year, the benchmark for the Fund was changed from the Master II Index to the Constrained Index, which limits individual issuer credit exposures to 2% of the index. Otherwise, both indexes use similar methodology. The benchmark change was made to mitigate the extremely large index weightings of more than 6% resulting from the downgrades of GM (May 31, 2005) and Ford Motor Company (December 31, 2005). Unconstrained weighting positions of that size are inconsistent with the management of a diversified fixed income portfolio.

In 2005, three industry groups stood out as significant underperformers. The automotive (-7.72%) and auto parts and suppliers (-11.76%) subsectors reflected the well documented struggles of the two largest U.S. auto producers, GM and Ford. The financial pain created by this situation was felt most acutely by the parts suppliers to GM and Ford, as that sector absorbed a number of bankruptcies including Delphi, and Collins and Aikman, and badly hurt the credit standing of many other companies. The other major industry credit news in 2005 concerned the airlines (-10.71%), which were stung by long-running labor cost problems, brutal competition, and rising fuel costs. The last of the laggard sectors was paper and forestry, which fell -4.27%, hurt by weak newsprint demand and rising energy costs.

Actual defaults in the high yield market were in the 2%-3% range in 2005 and are projected by the major rating agencies to remain in the same area for the next year. Despite some significant damage and disruption from two hurricanes, general economic conditions were quite strong. That said however, over the last 12 months the general tenor of the news in the fixed income market has taken a turn for the worse. An actively tightening Federal Reserve, along with a string of financial problems in the U.S. auto industry, Calpine, Refco, Delphi, and the airlines, all contributed to nervousness among fixed income investors. The investment grade credit market also had credit issues primarily stemming from event risk. A number of companies, frustrated by lagging equity market valuations, pursued leveraging transactions or outright sales that harmed prices of covenant-free debt issues.

Portfolio Strategy Review and Results

In a year when many of the outperforming sectors were small, relative performance was more a function of what a portfolio did not hold than what it did. Our careful credit selection and very modest industry exposure to the airlines and the auto industry served us well in 2005. For example, underweights in autos, paper and Calpine securities all were benefits to Fund performance in 2005. In addition, despite a privatizing transaction, the Georgia Pacific bonds held as an overweight position in the Fund contained restrictive

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

covenants, which led them to be tendered out at favorable levels. Although the Fund did have exposure to some of the strong performing wireless and telecom companies, our holdings were more concentrated in the senior securities and stronger credits which lagged the performance of some of the highest yielding issues.

While 2005 had its share of bad news being absorbed by the market, one positive item for investors has been the greater yield levels offered on recently priced new deals. Going forward, however, the market will also be looking for stronger credit quality among the companies coming to market. Strong credits have been poorly represented amongst new issues in 2005, which were dominated by lower-rated, leveraging transactions.

Investment Outlook

As 2006 begins the high yield marketplace exhibits reasonable investor demand and a general expectation of stable credit conditions. Key elements to future performance will be efficient credit management and risk control, hopefully combined with the appearance of some worthwhile new financing opportunities.

/s/ Jonathan Uhrig

Jonathan Uhrig

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

             Comparison of Change in Value of $100,000 Investment in
                 Standish Mellon Opportunistic High Yield Fund,
                    Merrill Lynch High Yield Master II Index
          and Merrill Lynch U.S. High Yield Master II Constrained Index
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                              [PLOT POINTS TO COME]

                          Average Annual Total Returns
                          (for period ended 12/31/2005)
--------------------------------------------------------------------------------

                                                         Since
                                                       Inception
                 1 Year             3 Years             4/2/2001
--------------------------------------------------------------------------------
                  3.55%              11.81%              8.07%

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

*     Source: Lipper Inc.

**    Source: Bloomberg Inc.

(1) The Merrill Lynch Master II High Yield ("ML Master II") Index is an unmanaged market value-weighted index of all domestic and Yankee high yield bonds. Effective July 1, 2005, the fund changed its benchmark from the ML Master II Index to the Merrill Lynch High Yield Constrained ("ML Constrained") Index because the adviser believes the ML Constrained Index is more consistent with the diversification limitations of the fund. The ML Constrained Index is comprised of all of the bonds held in the ML Master II Index, but this index caps single issuer exposure to 2% of the index.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                           Shareholder Expense Example
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Expenses Paid
                               Beginning         Ending         During Period+
                             Account Value    Account Value     July 1, 2005 to
                             July 1, 2005   December 31, 2005  December 31, 2005
--------------------------------------------------------------------------------
Actual                         $1,000.00        $1,021.30            $0.51
Hypothetical (5% return
  per year before expenses)    $1,000.00        $1,024.70            $0.51

----------
+ Expenses are equal to the Fund's annualized expense ratio of .10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

            Portfolio Information as of December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

Summary of Combined Ratings
--------------------------------------------------------------------------------
                                            Percentage of
Quality Breakdown                            Investments
--------------------------------------------------------------------------------
Treasury                                         3.0%
AA                                               0.1
A                                                1.2
BBB                                              6.8
BB                                              44.7
B                                               43.1
CCC                                              0.3
NR                                               0.8
                                               -----
   Total                                       100.0%
                                                                 Percentage of
Top Ten Holdings*                           Rate     Maturity     Investments
--------------------------------------------------------------------------------
Chevy Chase Bank FSB                        6.875    12/1/2013         2.1%
Sovereign Capital Trust IV 4.375% CVT Pfd                              1.8
AES Corp. 144A                              8.750    5/15/2013         1.6
Freescale Semiconductor, Inc.               6.875    7/15/2011         1.5
Nevada Power Co.                            6.500    4/15/2012         1.5
Qwest Corp.                                 7.875     9/1/2011         1.2
Crown Americas Inc.144A                     7.625   11/15/2013         1.2
Georgia-Pacific Corp.                       8.000    1/15/2024         1.2
Dynegy Holdings, Inc. 144A                  9.875    7/15/2010         1.2
Transcontinental Gas Pipe Line Corp.        8.875    7/15/2012         1.1
                                                                      ----
                                                                      14.4%

*     Excluding short-term investments and investment of cash collateral.

                                            Percentage of
Summary of Industries                        Investments
---------------------------------------------------------
Banking                                          4.2%
Basic industry                                  12.0
Brokerage                                        0.0
Capital goods                                   12.3
Consumer cyclical                                7.9
Consumer non-cyclical                            6.7
Energy                                           9.8
Finance                                          1.3
Insurance                                        0.0
Media                                            7.8
Municipals                                       0.8
Real estate                                      0.6
Services cyclical                               11.9
Services non-cyclical                            2.5
Technology                                       2.4
Telecommunications                               5.3
Utility                                         11.4
Agency                                           0.1
Cash & Equivalents                               3.0
                                               -----
                                               100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                        Par         Value
Security Description                                       Rate     Maturity           Value      (Note 1A)
------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--103.5%

BONDS AND NOTES--95.1%

Convertible Corporate Bonds--0.4%
Centerpoint Energy, Inc. 144A CVT                         2.875%    1/15/2024   USD    25,000   $     26,906
Xcel Energy, Inc. 144A                                    7.500    11/21/2007          40,000         61,900
                                                                                                ------------
Total Convertible Corporate Bonds (Cost $65,000)                                                      88,806
                                                                                                ------------
Corporate--83.9%

Banking--2.2%
Chevy Chase Bank FSB (e)                                  6.875     12/1/2013         430,000        442,900
                                                                                                ------------
Basic Industry--10.2%
Airgas, Inc.                                              6.250     7/15/2014          25,000         24,563
Arch Western Finance                                      6.750      7/1/2013          55,000         56,031
Ball Corp.                                                6.875    12/15/2012          95,000         98,088
Berry Plastics                                           10.750     7/15/2012          95,000        102,125
Compression Polymers Holdings 144A                       10.500      7/1/2013          35,000         33,950
Earle M Jorgenson Co.                                     9.750      6/1/2012         100,000        107,000
Equistar Chemicals LP/ Equistar Funding Corp.            10.125      9/1/2008          60,000         65,100
Equistar Chemicals LP/Equistar Funding Corp.             10.625      5/1/2011          15,000         16,500
Freeport-McMoRan Copper & Gold, Inc.                      6.875      2/1/2014          70,000         70,700
Freeport-McMoRan Copper & Gold, Inc.                     10.125      2/1/2010          40,000         43,950
Georgia-Pacific Corp.                                     8.000     1/15/2024         260,000        248,300
International Steel Group, Inc.                           6.500     4/15/2014         100,000        100,000
Jefferson Smurfit Corp. US                                8.250     10/1/2012         150,000        144,000
KRATON Polymers LLC/Capital Corp.                         8.125     1/15/2014          15,000         14,400
Lubrizol Corp.                                            4.625     10/1/2009         150,000        147,019
Lyondell Chemical Co.                                     9.625      5/1/2007          50,000         52,188
Nalco Co.                                                 7.750    11/15/2011         190,000        195,225
Neenah Paper, Inc.                                        7.375    11/15/2014          10,000          9,025
Peabody Energy Corp.                                      6.875     3/15/2013         105,000        109,200
Standard Pacific Corp.                                    6.500     8/15/2010         100,000         95,375
Steel Dynamics, Inc.                                      9.500     3/15/2009         100,000        105,250
Stone Container Corp.                                     8.375      7/1/2012          70,000         67,725
Temple-Inland                                             6.625     1/15/2018          80,000         82,421
Westlake Chemical Corp. (e)                               8.750     7/15/2011          39,000         41,730
                                                                                                ------------
                                                                                                   2,029,865
                                                                                                ------------
Capital Goods--8.6%
Alliant Techsystems, Inc.                                 8.500     5/15/2011          50,000         52,500
Alliant Techsystems, Inc. 144A                            2.750     2/15/2024          35,000         37,756
CCM Merger, Inc. 144A (b)                                 8.000      8/1/2013          50,000         48,000
Church & Dwight Co.,Inc.                                  6.000    12/15/2012         105,000        103,425
Crown Cork & Seal Co, Inc.                                8.000     4/15/2023         150,000        144,000
Esterline Technologies Corp.                              7.750     6/15/2013          70,000         73,150
Gibraltar Industries, Inc. 144A                           8.000     12/1/2015          30,000         30,225
L-3 Communications Corp.                                  7.625     6/15/2012         150,000        157,875
L-3 Communications Corp. 144A                             3.000      8/1/2035          25,000         24,719
L-3 Communications Corp. 144A                             6.375    10/15/2015          25,000         24,938
Leslie's Poolmart                                         7.750      2/1/2013          70,000         70,175
Leucadia National Corp.                                   7.000     8/15/2013          75,000         74,625
Neiman Marcus Group, Inc. 144A                            9.000    10/15/2015          30,000         30,675
Norcraft Finance Co.                                      9.000     11/1/2011          40,000         41,400

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                        Par         Value
Security Description                                       Rate     Maturity           Value      (Note 1A)
------------------------------------------------------------------------------------------------------------
Capital Goods (continued)
Owens-Brockway                                            7.750%    5/15/2011   USD   155,000   $    161,781
Owens-Illinois, Inc.                                      7.500     5/15/2010         210,000        213,150
Quiksilver, Inc. 144A                                     6.875     4/15/2015         100,000         96,250
Silgan Holdings, Inc.                                     6.750    11/15/2013         120,000        119,400
Solo Cup Co. (b)                                          8.500     2/15/2014          50,000         43,750
Texas Industries, Inc. 144A                               7.250     7/15/2013          40,000         41,500
Trinity Industries LE                                     6.500     3/15/2014         115,000        113,275
                                                                                                ------------
                                                                                                   1,702,569
                                                                                                ------------
Consumer Cyclical--2.9%
CSC Holdings, Inc.                                        8.125     7/15/2009          70,000         70,700
Domino's, Inc.                                            8.250      7/1/2011          26,000         27,170
DR Horton, Inc.                                           8.500     4/15/2012         150,000        160,261
Fisher Scientific International                           6.750     8/15/2014          65,000         67,763
Keystone Automotive Operation, Inc.                       9.750     11/1/2013          40,000         34,600
PQ Corp. 144A                                             7.500     2/15/2013          10,000          9,300
Russell Corp.                                             9.250      5/1/2010          50,000         50,688
Scotts Co.                                                6.625    11/15/2013         140,000        141,750
Visteon Corp.                                             8.250      8/1/2010          15,000         12,750
                                                                                                ------------
                                                                                                     574,982
                                                                                                ------------
Consumer Non-Cyclical--5.4%
Alliance One International 144A                          11.000     5/15/2012          50,000         44,000
Altria Group, Inc.                                        7.000     11/4/2013          50,000         54,712
Amerigas Partners LP                                      7.250     5/20/2015          50,000         51,000
Chattem, Inc.                                             7.000      3/1/2014          60,000         60,900
Del Monte Corp.                                           8.625    12/15/2012          65,000         69,063
Elizabeth Arden, Inc.                                     7.750     1/15/2014          40,000         40,400
Goodyear Tire & Rubber 144A (b)                           9.000      7/1/2015         115,000        113,275
Hertz Corp. 144A                                          8.875      1/1/2014          45,000         45,844
Hertz Corp. 144A (b)                                     10.500      1/1/2016          20,000         20,600
Ingles Markets, Inc.                                      8.875     12/1/2011          60,000         62,100
Rite Aid Corp.                                           12.500     9/15/2006         140,000        146,475
Rite Aid Corp.                                            9.500     2/15/2011          75,000         79,125
Smithfield Foods, Inc.                                    7.000      8/1/2011          25,000         25,500
Smithfield Foods, Inc.                                    7.750     5/15/2013          70,000         74,025
Stater Brothers Holdings                                  8.125     6/15/2012          65,000         64,350
Stater Brothers Holdings (a)                              7.991     6/15/2010         125,000        125,000
                                                                                                ------------
                                                                                                   1,076,369
                                                                                                ------------
Energy--9.9%
CMS Energy Corp.                                          8.900     7/15/2008         200,000        213,750
Colorado Interstate Gas                                   5.950     3/15/2015          50,000         48,294
Colorado Interstate Gas 144A                              6.800    11/15/2015         175,000        178,811
Dynegy Holdings, Inc. 144A                                9.875     7/15/2010         225,000        246,656
El Paso Natural Gas Co.                                   7.500    11/15/2026         110,000        113,569
El Paso Natural Gas Co.                                   8.625     1/15/2022          50,000         56,730
El Paso Production Holding Co.                            7.750      6/1/2013          45,000         46,688
Frontier Oil Corp.                                        6.625     10/1/2011          25,000         25,500
Houston Exploration Co.                                   7.000     6/15/2013          40,000         38,400
Newfield Exploration Corp.                                6.625      9/1/2014         100,000        101,750
Newfield Exploration Corp.                                7.625      3/1/2011          60,000         64,200
Pacific Energy Partners/Finance 144A                      6.250     9/15/2015          30,000         29,550
Pogo Producing Co.                                        6.625     3/15/2015          50,000         48,750

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                        Par         Value
Security Description                                       Rate     Maturity           Value      (Note 1A)
------------------------------------------------------------------------------------------------------------
Energy (continued)
Premcor Refining Group, Inc.                              9.500%     2/1/2013   USD    40,000   $     44,586
Southern Natural Gas Co.                                  8.875     3/15/2010          25,000         26,718
Tennessee Gas Pipeline Co.                                8.375     6/15/2032         150,000        170,191
Transcontinental Gas Pipe Line Corp.                      8.875     7/15/2012         200,000        229,000
Williams Cos., Inc.                                       8.750     3/15/2032          65,000         75,400
Williams Cos., Inc.                                       7.875      9/1/2021         200,000        216,500
                                                                                                ------------
                                                                                                   1,975,043
                                                                                                ------------
Financial--3.6%
BCP Crystal Holding Corp.                                 9.625     6/15/2014         116,000        129,050
E*Trade Financial Corp. 144A                              7.375     9/15/2013          20,000         20,250
Ford Motor Credit Co.                                     7.375    10/28/2009          70,000         62,082
General Motors Acceptance Corp.                           7.750     1/19/2010         200,000        186,777
General Motors Acceptance Corp. (b)                       8.000     11/1/2031          60,000         57,473
Glencore Funding LLC 144A                                 6.000     4/15/2014          75,000         70,541
Residential Capital Corp.                                 6.375     6/30/2010         125,000        127,014
Residential Capital Corp. (b)                             6.875     6/30/2015          40,000         42,503
Wind Acquisition Finance SA 144A                         10.750     12/1/2015          25,000         25,813
                                                                                                ------------
                                                                                                     721,503
                                                                                                ------------
Industrial--3.6%
Browning-Ferris Industries                                9.250      5/1/2021          50,000         51,500
Cooper Standard Auto                                      8.375    12/15/2014          35,000         26,600
Crown Americas Inc. 144A                                  7.625    11/15/2013         240,000        249,000
Crown Americas Inc. 144A                                  7.750    11/15/2015         140,000        144,900
Douglas Dynamics LLC 144A                                 7.750     1/15/2012         155,000        149,575
Goodman Global Holdings 144A (a)                          7.491     6/15/2012         100,000         99,000
                                                                                                ------------
                                                                                                     720,575
                                                                                                ------------
Media--5.2%
Cablevision Systems Corp. (a)                             8.716      4/1/2009         125,000        126,250
Dex Media West LLC/Dex Media Finance Co.                  8.500     8/15/2010          85,000         89,038
DirecTV Holdings LLC                                      8.375     3/15/2013          30,000         32,250
Echostar DBS Corp.                                        5.750     10/1/2008          65,000         63,700
Entercom Radio LLC/Entercom Capital, Inc.                 7.625      3/1/2014          50,000         50,125
Lamar Media Corp.                                         7.250      1/1/2013          20,000         20,750
PX Escrow Corp. (c)                                       9.625      2/1/2006         160,000        154,342
Radio One, Inc.                                           8.875      7/1/2011         150,000        158,250
RH Donnelley Finance Corp. 144A                          10.875    12/15/2012         135,000        152,213
Salem Communications Corp.                                7.750    12/15/2010         130,000        134,713
Sinclair Broadcast Group, Inc. (d)                        4.875     7/15/2018          60,000         51,975
                                                                                                ------------
                                                                                                   1,033,606
                                                                                                ------------
Real Estate--1.1%
Beazer Homes USA                                          6.875     7/15/2015          85,000         81,494
BF Saul REIT                                              7.500      3/1/2014         125,000        127,188
                                                                                                ------------
                                                                                                     208,682
                                                                                                ------------
Services: Cyclical--9.2%
Ameristar Casinos, Inc.                                  10.750     2/15/2009         140,000        148,400
Chumash Casino & Resort Enterprises 144A                  9.520     7/15/2010         105,000        111,563
Cinemark USA, Inc.                                        9.000      2/1/2013          75,000         79,313
Corrections Corp Of America                               7.500      5/1/2011          60,000         62,100
Gaylord Entertainment Co.                                 8.000    11/15/2013          55,000         57,613

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                        Par         Value
Security Description                                       Rate     Maturity           Value      (Note 1A)
------------------------------------------------------------------------------------------------------------
Services: Cyclical (continued)
Host Marriott LP (b)                                      7.000%    8/15/2012   USD   100,000   $    102,500
Isle of Capri Casinos, Inc.                               7.000      3/1/2014          90,000         87,750
Meristar Hospitality Operating Partnership LP (b)        10.500     6/15/2009         100,000        105,375
MGM Mirage, Inc                                           8.500     9/15/2010         150,000        162,563
Mohegan Tribal Gaming Authority                           7.125     8/15/2014         145,000        148,444
Mohegan Tribal Gaming Authority                           8.000      4/1/2012         175,000        184,188
Penn National Gaming, Inc.                                6.875     12/1/2011          25,000         25,250
Penn National Gaming, Inc.                                6.750      3/1/2015          60,000         58,950
Seneca Gaming Corp. 144A                                  7.250      5/1/2012          25,000         25,156
Speedway Motorsports, Inc.                                6.750      6/1/2013         205,000        207,563
Station Casinos, Inc.                                     6.000      4/1/2012         150,000        149,625
True Temper Sports, Inc.                                  8.375     9/15/2011          65,000         58,500
Turning Stone Casino Resort Enterprise 144A               9.125    12/15/2010          45,000         46,350
                                                                                                ------------
                                                                                                   1,821,203
                                                                                                ------------
Services: Non-Cyclical--4.0%
Allied Waste North America                                8.500     12/1/2008          50,000         52,500
Coventry Health Care, Inc.                                8.125     2/15/2012          60,000         63,750
Davita, Inc. (b)                                          7.250     3/15/2015          50,000         50,625
HCA, Inc.                                                 7.875      2/1/2011         175,000        188,152
HCA, Inc.                                                 8.750      9/1/2010          50,000         55,300
Kinetic Concepts, Inc.                                    7.375     5/15/2013          91,000         92,820
Plastipak Holdings, Inc. 144A                             8.500    12/15/2015         110,000        111,100
Psychiatric Solutions, Inc.                               7.750     7/15/2015          25,000         25,813
Service Corp International 144A                           7.500     6/15/2017          30,000         29,775
Tenet Healthcare Corp. 144A (b)                           9.250      2/1/2015         100,000         99,250
Williams Scotsman, Inc.                                   8.500     10/1/2015          30,000         31,050
                                                                                                ------------
                                                                                                     800,135
                                                                                                ------------
Technology & Electronics--2.4%
Communications & Power Industries, Inc.                   8.000      2/1/2012          25,000         24,938
Freescale Semiconductor, Inc. (b)                         6.875     7/15/2011         310,000        325,500
Freescale Semiconductor, Inc. (a)                         6.900     7/15/2009         100,000        102,750
Sungard Data Systems Inc. 144A (a)                        8.525     8/15/2013          20,000         20,700
                                                                                                ------------
                                                                                                     473,888
                                                                                                ------------
Telecommunications--5.1%
AT&T Corp. (d)                                            9.750    11/15/2031          50,000         62,806
Consolidated Communication Holdings, Inc.                 9.750      4/1/2012          59,000         62,835
Hawaiian Telecom Communication 144A (a)                   9.948      5/1/2013          30,000         28,950
Nextel Communications, Inc.                               5.950     3/15/2014         150,000        150,786
Nextel Communications, Inc.                               6.875    10/31/2013          30,000         31,296
Qwest Communications International 144A                   7.500     2/15/2014         185,000        190,088
Qwest Corp.                                               7.200    11/10/2026         115,000        111,550
Qwest Corp.                                               7.875      9/1/2011         240,000        258,600
Rural Cellular Corp.                                      8.250     3/15/2012          50,000         52,750
Sierra Pacific Resources                                  8.625     3/15/2014          50,000         54,099
                                                                                                ------------
                                                                                                   1,003,760
                                                                                                ------------
Utilities--10.5%
AES Corp.                                                 9.375     9/15/2010          60,000         65,550
AES Corp. (b)                                             8.875     2/15/2011         123,000        132,994
AES Corp. 144A                                            8.750     5/15/2013         310,000        337,513
DPL, Inc.                                                 6.875      9/1/2011          50,000         52,688
FPL Energy Wind Funding LLC 144A                          6.876     6/27/2017          87,100         86,991
Mirant North America LLC 144A                             7.375    12/31/2013         150,000        151,688

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                        Par         Value
Security Description                                       Rate     Maturity           Value      (Note 1A)
------------------------------------------------------------------------------------------------------------
Utilities (continued)
Monongahela Power Co.                                     6.700%    6/15/2014   USD    65,000   $     71,147
MSW Energy Holdings                                       8.500      9/1/2010          50,000         53,250
MSW Energy Holdings                                       7.375      9/1/2010          95,000         97,613
Nevada Power Co.                                          6.500     4/15/2012         300,000        307,500
NorthWestern Corp.                                        5.875     11/1/2014          35,000         35,066
NRG Energy, Inc.                                          8.000    12/15/2013          66,000         73,590
Reliant Energy, Inc.                                      9.250     7/15/2010          55,000         55,000
TECO Energy, Inc.                                         7.500     6/15/2010          50,000         53,250
TECO Energy, Inc.                                         6.750      5/1/2015          10,000         10,350
Texas Genco LLC/Financing 144A                            6.875    12/15/2014          50,000         54,125
Txu Corp.                                                 4.800    11/15/2009         175,000        168,328
Txu Corp.                                                 5.550    11/15/2014         205,000        194,716
Whiting Petroleum Corp.                                   7.250      5/1/2013          75,000         75,938
                                                                                                ------------
                                                                                                   2,077,297
                                                                                                ------------
Total Corporate (Cost $16,462,280)                                                                16,662,377
                                                                                                ------------
Municipal Bonds--1.5%
Erie County NY Tobacco Asset Securitization Corp.         6.000      6/1/2028          25,000         24,485
Mashantucket West Pequot 144A                             5.912      9/1/2021         150,000        149,876
South Carolina Tobacco Settlement Authority               6.000     5/15/2022          50,000         52,574
Tobacco Settlement Authority Iowa                         6.500      6/1/2023          75,000         75,326
                                                                                                ------------
Total Municipal Bonds (Cost $294,378)                                                                302,261
                                                                                                ------------
Yankee Bonds--7.6%
Bombardier, Inc. 144A (b)                                 6.300      5/1/2014         100,000         87,500
Intelsat Bermuda Ltd. 144A (a)                            8.695     1/15/2012          85,000         86,381
INVISTA 144A                                              9.250      5/1/2012         180,000        192,150
Jean Coutu Group, Inc. (b)                                7.625      8/1/2012          50,000         49,250
JSG Funding PLC                                           9.625     10/1/2012          50,000         50,000
Nell AF Sarl 144A                                         8.375     8/15/2015          75,000         74,250
Noble Group Ltd. 144A                                     6.625     3/17/2015         125,000        115,111
Norampac, Inc.                                            6.750      6/1/2013         120,000        115,800
Nova Chemicals Corp. (b)                                  6.500     1/15/2012         105,000        101,719
Quebecor Media, Inc.                                     11.125     7/15/2011          95,000        102,838
Rogers Wireless Inc. (b)                                  8.000    12/15/2012          60,000         63,525
Rogers Wireless, Inc.                                     7.250    12/15/2012          50,000         52,563
Rogers Wireless, Inc. (a)                                 7.616    12/15/2010          60,000         61,950
Royal Caribbean Cruises Ltd.                              8.000     5/15/2010         100,000        108,612
Royal Caribbean Cruises Ltd.                              8.750      2/2/2011         110,000        124,300
Russel Metals, Inc.                                       6.375      3/1/2014          50,000         48,500
Stena AB                                                  7.500     11/1/2013          70,000         67,200
                                                                                                ------------
Total Yankee Bonds (Cost $1,498,173)                                                               1,501,649
                                                                                                ------------
Foreign Denominated--1.7%

Euro--1.7%
Culligan Finance Corp., BV 144A                           8.000     10/1/2014   EUR    35,000         44,477
General Motors Acceptance Corp.                           5.375      6/6/2011          45,000         47,139
Hornbach Baumarkt AG 144A                                 6.125    11/15/2014          15,000         17,753
NTL Cable PLC                                             8.750     4/15/2014          35,000         43,908
Remy Cointreau S.A. 144A                                  6.500      7/1/2010          40,000         50,595
Telenet Communications NV 144A                            9.000    12/15/2013         100,000        131,073
                                                                                                ------------
Total Foreign Denominated (Cost $246,160)                                                            334,945
                                                                                                ------------
TOTAL BONDS AND NOTES (COST $18,565,991)                                                          18,890,038
                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                                    Value
Security Description                                       Rate                       Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS--2.2%
Fannie Mae 7.00% CVT Pfd (e)                                                              300   $     16,350
Sovereign Capital Trust IV 4.375% CVT Pfd (e)                                           8,850        387,188
Tyco International Group SA 3.125% 144A CVT Pfd                                        25,000         34,046
                                                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $482,496)                                                   437,584
                                                                                                ------------
INVESTMENT OF CASH COLLATERAL--6.2%
BlackRock Cash Strategies L.L.C. (f) (Cost $1,225,630)    4.130%                    1,225,630      1,225,630
                                                                                                ------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $20,274,117)                                                 20,553,252
                                                                                                ------------
AFFILIATED INVESTMENTS--3.2%
Dreyfus Institutional Preferred Plus Money
  Market Fund (f) (g) (Cost $635,870)                     4.060                      635,870         635,870
                                                                                                ------------

Total Investments--106.7% (Cost $20,909,987)                                                      21,189,122

Liabilities in Excess of Other Assets--(6.7%)                                                     (1,331,803)
                                                                                                ------------
NET ASSETS--100.0%                                                                              $ 19,857,319
                                                                                                ============

Notes to Schedule of Investments:

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At year end, the value of these securities amounted to $4,332,608 or 21.8% of net assets.

CVT--Convertible

EUR--Euro

REIT--Real Estate Investment Trust

(a)   Variable Rate Security; rate indicated is as of 12/31/2005.

(b)   Security, or a portion of thereof, was on loan at December 31, 2005.

(c) Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.

(d)   Step up security; rate indicated is as of 12/31//2005.

(e)   Denotes all or part of security pledged as collateral.

(f)   Stated yield is the seven day yield for the fund at year end.

(g)   Affiliated institutional money market fund.

At December 31, 2005 the Fund held the following forward foreign currency exchange contracts:

                          Local
                        Principal    Contract         Value at       USD Amount   Unrealized
Contracts to Deliver      Amount    Value Date   December 31, 2005   to Receive      Gain
--------------------------------------------------------------------------------------------
Euro                      296,000    3/15/2006     $     351,780     $  355,282   $    3,502
                                                   =============     ==========   ==========

At December 31, 2005, the Fund held the following open swap contracts:

                                                                                                                        Unrealized
Credit Default Swaps                 Reference                    Buy/Sell    (Pay)/Receive   Expiration   Notional   Appreciation/
   Counterparty                        Entity                    Protection     Fixed Rate       Date       Amount    (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan                             Cooper Tire & Rubber Co.,
                                         7.750% due 12/15/2009       Buy         (1.07%)       9/20/2010   $ 25,000     $   1,777
Morgan Stanley             Dow Jones CDX.NA.IG.4 7-10% Tranche       Buy         (0.35%)       6/20/2010    385,400        (1,125)
Merrill Lynch              Dow Jones CDX.NA.IG.4 7-10% Tranche       Buy        (0.305%)       6/20/2010    242,600          (392)
Merrill Lynch         Georgia-Pacific Corp., 8.125%, 5/15/2011      Sell         1.600%        6/20/2009    420,000       (15,441)
Merrill Lynch          Meadwestvaco Corp., 6.850% due 4/1/2012       Buy         (0.77%)       6/20/2009    420,000        (4,674)
Morgan Stanley & Co.              Wendy's International, Inc.,
                                          6.25% due 11/15/2011       Buy         (0.62%)      12/20/2010    240,000         2,033
                                                                                                                        ---------
                                                                                                                        $ (17,822)
                                                                                                                        =========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                       Statement of Assets and Liabilities
                               December 31, 2005
--------------------------------------------------------------------------------

Assets

   Investments in securities (including securities on loan, valued at
     $1,194,995 (Note 7))
     Unaffiliated issuers, at value (Note 1A) (cost $20,274,117)                                  $    20,553,252
     Affiliated issuers, at value (Note 1A) (cost $635,870) (Note 1H)                                     635,870
   Foreign currency, at value (cost $11,133)                                                               11,105
   Unrealized appreciation on swap contracts, (Note 6)                                                      3,810
   Unrealized appreciation on forward currency exchange contracts (Note 6)                                  3,502
   Interest and dividends receivable                                                                      373,366
   Prepaid expenses                                                                                         2,961
                                                                                                  ---------------
     Total assets                                                                                      21,583,866

Liabilities

   Collateral for securities on loan (Note 7)                                       $ 1,225,630
   Payable for Fund shares redeemed                                                     300,000
   Distribution payable                                                                 129,667
   Due to Custodian                                                                       3,074
   Unrealized depreciation on swap contracts, (Note 6)                                   21,632
   Accrued professional fees                                                             35,965
   Accrued accounting, administration, custody and transfer
      agent fees (Note 2)                                                                 6,967
   Accrued trustees' fees and expenses (Note 2)                                             743
   Accrued Chief Compliance Officer fees (Note 2)                                           404
   Other accrued expenses and other liabilities                                           2,465
                                                                                    -----------
     Total liabilities                                                                                  1,726,547
                                                                                                  ---------------
Net Assets                                                                                        $    19,857,319
                                                                                                  ===============
Net Assets consist of:

   Paid-in capital                                                                                $    35,839,033
   Accumulated net realized loss                                                                      (16,256,473)
   Undistributed net investment income                                                                     10,051
   Net unrealized appreciation                                                                            264,708
                                                                                                  ---------------
Total Net Assets                                                                                  $    19,857,319
                                                                                                  ===============
Shares of beneficial interest outstanding                                                               1,181,020
                                                                                                  ===============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                $         16.81
                                                                                                  ===============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                             Statement of Operations
                      For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)

   Interest income                                                                              $    1,299,121
   Dividend income from affiliated investments (Note 1H)                                                37,733
   Security lending income (Note 7)                                                                      8,909
   Dividend income                                                                                      23,162
                                                                                                --------------
                                                                                                     1,368,925

Expenses

   Investment advisory fee (Note 2)                                             $     76,753
   Accounting, administration, custody, and transfer agent fees (Note 2)              72,579
   Professional fees                                                                  52,360
   Registration fees                                                                   9,250
   Trustees' fees and expenses (Note 2)                                                3,241
   Insurance expense                                                                   6,100
   Miscellaneous                                                                       9,536
                                                                                ------------
                                                                                     229,819

Deduct:

   Waiver of investment advisory fee (Note 2)                                        (76,753)
   Reimbursement of Fund operating expenses (Note 2)                                (133,878)
                                                                                ------------
     Total expense deductions                                                       (210,631)
                                                                                ------------
       Net expenses                                                                                     19,188
                                                                                                --------------
         Net investment income                                                                       1,349,737

Realized and Unrealized Gain (Loss)

   Net realized gain (loss) on:
     Investments                                                                     (50,755)
     Foreign currency transactions and forward currency exchange transactions         37,254
     Swap transactions                                                                17,042
                                                                                ------------
       Net realized gain                                                                                 3,541
   Change in unrealized appreciation (depreciation) on:
     Investments                                                                    (674,816)
     Foreign currency translations and forward currency exchange contracts             8,710
     Swap contracts                                                                  (22,539)
                                                                                ------------
       Net change in net unrealized appreciation (depreciation)                                       (688,645)
                                                                                                --------------
     Net realized and unrealized gain (loss) on investments                                           (685,104)
                                                                                                --------------
Net Increase in Net Assets from Operations                                                      $      664,633
                                                                                                ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                 For the                  For the
                                                                               Year Ended                Year Ended
                                                                            December 31, 2005         December 31, 2004
                                                                            -----------------         -----------------
Increase (Decrease) in Net Assets:

From Operations

   Net investment income                                                      $  1,349,737               $  2,632,850
   Net realized gain (loss)                                                          3,541                  2,633,830
   Change in net unrealized appreciation (depreciation)                           (688,645)                (1,788,291)
                                                                              ------------               ------------
   Net increase (decrease) in net assets from investment operations                664,633                  3,478,389
                                                                              ------------               ------------

Distributions to Shareholders (Note 1C)

   From net investment income                                                   (1,451,950)                (2,893,284)
                                                                              ------------               ------------
   Total distributions to shareholders                                          (1,451,950)                (2,893,284)
                                                                              ------------               ------------

Fund Share Transactions (Note 4)

   Net proceeds from sale of shares                                              7,614,232                  1,609,132
   Value of shares issued to shareholders in reinvestment of
     distributions                                                                 998,844                  1,369,851
   Cost of shares redeemed                                                      (5,822,713)               (27,553,173)
                                                                              ------------               ------------
   Net increase (decrease) in net assets from Fund share transactions            2,790,363                (24,574,190)
                                                                              ------------               ------------
Total Increase (Decrease) in Net Assets                                          2,003,046                (23,989,085)

Net Assets

   At beginning of year                                                         17,854,273                 41,843,358
                                                                              ------------               ------------
   At end of year(including undistributed
     net investment income of $10,051 and $34,540, respectively)              $ 19,857,319               $ 17,854,273
                                                                              ============               ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                               For the Period
                                                                                                               April 2, 2001
                                                                 Year Ended  December 31,                      (commencement
                                                         --------------------------------------------------  of operations) to
                                                             2005        2004          2003         2002     December 31, 2001
                                                         -----------  -----------  -----------  -----------  -----------------
Net Asset Value, Beginning of Year                       $     17.47  $     17.64  $     15.72  $     16.36  $      20.00

From Investment Operations:

   Net investment income * (a)                                  1.21         1.38         1.36         1.41          1.34
   Net realized and unrealized gain
      (loss) on investments                                    (0.61)        0.47         1.97        (0.46)        (1.93)
                                                         -----------  -----------  -----------  -----------  ------------
Total from investment operations                                0.60         1.85         3.33         0.95         (0.59)
                                                         -----------  -----------  -----------  -----------  ------------

Less Distributions to Shareholders:

   From net investment income                                  (1.26)       (2.02)       (1.41)       (1.58)        (2.98)
   From tax return of capital                                     --           --           --        (0.01)        (0.07)
                                                         -----------  -----------  -----------  -----------  ------------
Total distributions to shareholders                            (1.26)       (2.02)       (1.41)       (1.59)        (3.05)
                                                         -----------  -----------  -----------  -----------  ------------
Net Asset Value, End of Year                             $     16.81  $     17.47  $     17.64  $     15.72  $      16.36
                                                         ===========  ===========  ===========  ===========  ============
Total Return (b)                                                3.55%       10.85%       21.77%        6.07%        (2.91)%(c)

Ratios/Supplemental Data:

   Expenses (to average daily net assets)*                      0.10%        0.10%        0.10%        0.10%         0.10%(d)
   Net Investment Income (to average daily net assets)*         7.03%        7.57%        8.00%        8.78%         9.46%(d)
   Portfolio Turnover                                             42%          36%         133%         121%          191%(c)
   Net Assets, End of Year (000's omitted)               $    19,857  $    17,854  $    41,843  $    39,032  $     46,193

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share (a)                      $      1.02  $      1.25  $      1.22  $      1.31  $       1.28
Ratios (to average daily net assets):
   Expenses                                                     1.20%        0.83%        0.91%        0.73%         0.54%(d)
   Net investment income                                         5.93%        6.84%        7.19%        8.15%         9.02%(d)

(a)   Calculated based on average shares outstanding.

(b) Total return would have been lower in the absence of fee waivers and expense limitations.

(c)   Not annualized.

(d)   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Opportunistic High Yield Bond Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The objective of the Fund is to maximize total return, consistent with preserving principal, primarily through the generation of current income and, to a lesser extent, capital appreciation by investing, under normal circumstances, at least 80% of net assets in below investment grade fixed income securities.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, amortization and/or accretion of premiums and discounts on certain securities and capital loss carryforwards.

      Permanent book and tax basis differences will result in reclassifications among undistributed net investment income, accumulated net realized gain
      (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      D. Foreign currency transactions

      The Portfolio maintains its records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      G. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(2)   Investment Advisory Fee and Transactions With Affiliates:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is payable monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.10% of the Fund's average daily net assets for the year ended December 31, 2005. Pursuant to this agreement, for the year ended December 31, 2005, Standish Mellon voluntarily waived its investment advisory fee in the amount of $76,753 and reimbursed the Fund for $133,878 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      The Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $6,310 during the year ended December 31, 2005.

      The Fund has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $66,269 during the year ended December 31, 2005.

      The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank received $3,837 for the year ended December 31, 2005. See Note 7 for further details.

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2005, the Fund was charged $2,269 for fees payable to Mellon Private Wealth Management. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2005 were as follows:

                                                      Purchases       Sales
                                                     -----------   -----------

      Investments (non-U.S. Government Securities)   $ 9,678,100   $ 7,492,433
                                                     ===========   ===========
(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                               For the             For the
                                              Year Ended          Year Ended
                                          December 31, 2005   December 31, 2004
                                          -----------------   -----------------

      Shares sold                              439,323               91,564
      Shares issued to shareholders in
        reinvestment of distributions
        declared                                58,759              78,037
      Shares redeemed                         (339,279)          (1,519,183)
                                              --------           ----------
      Net increase (decrease)                  158,803           (1,349,582)
                                              ========           ==========

      At December 31, 2005, seven shareholders of record held approximately 90% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended December 31, 2005, the Fund did not collect any redemption fees

(5)   Federal Taxes:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of December 31, 2005, was as follows:

            Unrealized appreciation                          $   566,798
            Unrealized depreciation                             (301,355)
                                                             -----------
            Net unrealized appreciation/depreciation             265,443
                                                             ===========
            Undistributed ordinary income                         13,553
            Undistributed long term capital gain                      --
            Cost for federal income tax purposes              20,923,679

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                     2005              2004
                                  -----------      -----------

             Ordinary income      $ 1,451,950      $ 2,893,284

      At December 31, 2005, the Fund, for federal income tax purposes, has capital loss carryovers of $16,242,781 which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

             Capital Loss
              Carry Over                           Expiration Date
             ------------                          ---------------
             $  8,800,951                             12/31/2010
                7,303,547                             12/31/2011
                  138,283                             12/31/2013
             ------------
             $ 16,242,781
             ============

      It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Fund may trade the following instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into any options transactions during the year ended December 31 2005.

      Forward currency exchange contracts

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts are included in the Statement of Assets and Liabilities.

      At December 31, 2005, the Fund held currency exchange contracts. See the Schedule of Investments for further details.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Futures contracts

      The Fund may enter into financial futures contracts for the sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      The Fund did not enter into any futures contracts during the year ended December 31 2005.

      Swap agreements

      The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At December 31, 2005, the Fund had swap agreements outstanding. See the Schedule of Investments for further details.

(7)   Security Lending:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      The Fund loaned securities during the year ended December 31, 2005 and earned interest on the invested collateral of $46,066 of which, $37,157 was rebated to borrowers or paid in fees. At December 31, 2005, the Fund had securities valued at $1,194,995 on loan. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(8)   Delayed Delivery Transactions:

      The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Fund instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund did not enter into any delayed delivery transactions during the year ended December 31, 2005.

(9)   Line of Credit:

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolio/funds at the end of each quarter. For the period ended December 31, 2005, the facility fee was $296 for the Fund.

      During the year ended December 31, 2005, the Fund had average borrowings outstanding of $334,000 on a total of two days and incurred $53 of interest expense.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Opportunistic High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Opportunistic High Yield Bond Fund, (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period April 2, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2006

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      The Investment Company Act of 1940 requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Fund's investment adviser, Standish Mellon Asset Management Company LLC ("Standish Mellon"), a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 22, 2005 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of Standish Mellon attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 18, 2005.

      The information requested by the Independent Trustees and reviewed by the entire Board included:

      (i) Financial and Economic Data: Standish Mellon's income statements, as well as a profitability analysis of Standish Mellon, including a separate presentation of Standish Mellon's profitability relative to that of several publicly traded investment advisers;

      (ii) Management Teams and Operations: Standish Mellon's Form ADV, as well as information concerning Standish Mellon's executive management, investment management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

      (iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and Standish Mellon's separate account advisory fee schedules;

      (iv) Specific Facts Relating to the Fund: Standish Mellon's commentary on the Fund's performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by Standish Mellon providing salient data about the Fund and Standish Mellon's views concerning the issues of breakpoints in the management fee schedule of the Fund and potential economies of scale; and

      (v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

      In considering the continuation of the Fund's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the Fund's advisory agreement and the compensation to Standish Mellon provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

      Nature, Extent and Quality of Services

      The Board considered the nature, scope and quality of the overall services provided to the Fund by Standish Mellon. In their deliberations as to the continuation of the Fund's advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust Standish Mellon, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

      Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by Standish Mellon. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

      The Trustees reviewed the background and experience of the Fund's two portfolio managers and also met with senior management of Standish Mellon to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Standish Mellon's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

      The Board determined that Standish Mellon had the expertise and resources to manage the Fund effectively.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Investment Performance

      The Board considered the investment performance of the Fund against a peer group of investment companies selected by Standish Mellon with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board for at the September 22, 2005 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

      The Board considered the Fund's performance for the one- and three-year periods ended July 31, 2005 based on the Lipper materials provided to the Board at the September 22, 2005 meeting. The Board found that the Fund underperformed its peer group average returns for the one-year period (10.70% vs. 11.21%) and three-year period (14.45% vs. 16.07%).

      Advisory Fee and Other Expenses

      The Board considered the advisory fee rate paid by the Fund to Standish Mellon. The Lipper data presenting the Fund's "net advisory fees" included fees paid by the Fund, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Trust's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund's advisory fees to those peers that include administrative fees within a blended advisory fee.

      The Fund's contractual advisory fee was 0.40%, in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.678%. The Fund's net advisory fee, after giving effect to expense limitations, was 0.043%, well below the peer group median net advisory fee of 0.552%. Based on the Lipper data, as well as other factors discussed at the September 22, 2005 meeting, the Board determined that the Fund's advisory fee is reasonable relative to its peer group averages, both with and without giving effect to expense limitations.

      The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Standish Mellon. Based on the additional scope and complexity of the services provided and responsibilities assumed by Standish Mellon with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable.

      The Board also considered the Fund's expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.10% (after giving effect to expense limitations) was lower than the median net expense ratio of the peer group of 0.837% notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

      Standish Mellon's Profitability

      The Board considered Standish Mellon's profitability in managing the Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by Standish Mellon or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that, based on the profitability information submitted to them by Standish Mellon, Standish Mellon incurred losses in managing many of the investment companies in the Mellon Institutional Funds family of funds, including the Fund, and that among those funds that were profitable to Standish Mellon, several generated only marginal profitability for the firm. The Trustees observed that Standish Mellon had incurred losses in operating the Fund in both 2003 and 2004.

      Economies of Scale

      The Board also considered the extent to which economies of scale might be realized as the Fund grows. They observed that the Standish Mellon Fixed Income Portfolio, the largest fund in the complex, already had breakpoints in its fee arrangement that reflected economies resulting from its size. The Board concluded that, at existing asset levels and considering current assets growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time. They requested, however, that management consider the issue of future breakpoints and respond to the Independent Trustees and to present a proposal for such breakpoints or, in each case as applicable, management's rationale as to why such future breakpoints are not necessary or appropriate for a particular Fund.

                   Mellon Institutional Funds Investment Trust
                  Standish Mellon Opportunistic High Yield Fund

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Other Benefits

      The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Board, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Funds;
      (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the Funds to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

      The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                      * * *

      The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund's advisory agreement and the compensation to Standish Mellon provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2005. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                        Number of                      Trustee
                                                                   Principal          Portfolios in      Other      Remuneration
Name                                          Term of Office     Occupation(s)         Fund Complex  Directorships  (period ended
Address, and                   Position(s)    and Length of       During Past          Overseen by      Held by     December 31,
Date of Birth                Held with Trust   Time Served          5 Years              Trustee        Trustee         2005)
---------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee      Trustee since   Chairman Emeritus,            32            None          $ 723
c/o Decision Resources, Inc.                  11/3/1986       Decision Resources,
260 Charles Street                                            Inc. ("DRI")
Waltham, MA 02453                                             (biotechnology
9/30/40                                                       research and
                                                              consulting firm);
                                                              formerly Chairman of
                                                              the Board and Chief
                                                              Executive Officer, DRI

Caleb Loring III                 Trustee      Trustee since   Trustee, Essex Street         32            None          $ 777
c/o Essex Street Associates                   11/3/1986       Associates (family
P.O. Box 5600                                                 investment trust
Beverly, MA 01915                                             office)
11/14/43

Benjamin M. Friedman             Trustee      Trustee since   William Joseph Maier,         32            None          $ 723
c/o Harvard University                        9/13/1989       Professor of
Littaver Center 127                                           Political Economy,
Cambridge, MA 02138                                           Harvard University
8/5/44

John H. Hewitt                   Trustee      Trustee since   formerly Trustee,             32            None          $ 723
P.O. Box 2333                                 11/3/1986       Mertens House, Inc.
New London, NH 03257                                          (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard             Trustee,      Since 2003      President and Chief           32            None          $   0
The Boston Company            President and                   Operating Officer of
Asset Management, LLC        Chief Executive                  The Boston Company
One Boston Place                 Officer                      Asset Management,
Boston, MA 02108                                              LLC; formerly Senior
7/24/65                                                       Vice President and
                                                              Chief Operating
                                                              Officer, Mellon Asset
                                                              Management ("MAM")
                                                              and Vice President
                                                              and Chief Financial
                                                              Officer, MAM

Principal Officers who are Not Trustees

Name                                                Term of Office
Address, and                   Position(s)           and Length of                       Principal Occupation(s)
Date of Birth                Held with Trust          Time Served                          During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann          Vice President and    Since 2003              Senior Vice President and Head of Operations, Mellon
Mellon Asset Management         Secretary                                Asset Management ("MAM"); formerly First Vice President,
One Boston Place                                                         MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson         Vice President and    Vice President since    Vice President and Mutual Funds Controller, Mellon Asset
Mellon Asset Management         Treasurer        1999; Treasurer         Management
One Boston Place                                 since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland           Assistant Vice      Since 1996              Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management         President                                Mellon Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren             Assistant Vice      Since 2001              Assistant Vice President and Manager of Compliance,
Mellon Asset Management         President                                Mellon Asset Management ("MAM"); formerly Manager of
One Boston Place                                                         Shareholder Services, MAM, Shareholder Representative,
Boston, MA 02108                                                         Standish Mellon Asset Management Company LLC
1/19/71

Mary T. Lomasney            Chief Compliance     Since 2005              First Vice President, Mellon Asset Management and Chief
Mellon Asset Management          Officer                                 Compliance Officer, Mellon Funds Distributor and Mellon
One Boston Place                                                         Optima L/S Strategy Fund, LLC; formerly Director,
Boston, MA 02108                                                         Blackrock, Inc., Senior Vice President, State Street
4/8/57                                                                   Research & Management Company ("SSRM"), Vice President,
                                                                         SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                [MELLON LOGO]  Mellon
                               --------------------------
                               Mellon Institutional Funds

                               One Boston Place
                               Boston, MA 02108-4408
                               800.221.4795
                               www.melloninstitutionalfunds.com

                                                                      6949AR1205

                                          [LOGO]  Mellon
                                                  --------------------------
                                                  Mellon Institutional Funds

Annual Report            Standish Mellon
                         International Fixed Income Fund
--------------------------------------------------------------------------------

Year Ended December 31, 2005

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO]  Mellon
        --------------------------
        Mellon Institutional Funds

February 2006

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2005.

To put the 2005 environment in perspective, the economy showed resiliency, largely shrugging off the effects of Hurricanes Katrina and Rita. Real GDP advanced 4.1% in the third quarter, although some lagging impact of the storms is likely to reduce fourth quarter growth. While the storm damage and related oil shocks did not significantly derail economic growth, these events did help dampen investor enthusiasm, with mixed results for the broad equity markets. The S&P 500 advanced 3%, while the Dow Jones Industrial Average fell by 0.6%. Both developed and emerging foreign markets outperformed the U.S., as foreign companies' profitability continued to exceed expectations. For example, in local currency terms, the MSCI EAFE Index, a broad representation of international stocks, advanced 25.9%, while the MSCI Emerging Markets index advanced 24.5%.

In the bond market, the U.S. Federal Reserve continued its course of "measured" tightenings, which steadily pushed up short-term rates. By year-end, however, the Fed started to signal that the cycle of tightenings was approaching conclusion. The yield curve ended the year virtually flat, as the long end changed very little in 2005, reflecting the market's conviction that inflation was relatively contained. This environment proved very good for long-term bond investors. The Lehman U.S. Treasury Long Bond Index, for example, had a total return of 6.5% in 2005. A major focus in 2006 will be on incoming Fed Chairman Ben Bernanke, and how he implements his inflation-targeting philosophy in his new role.

Looking ahead, we believe the global expansion should become more balanced in 2006. Internal domestic demand abroad should expand, while the contribution by the U.S. to overseas economic growth - by virtue of its widening balance of trade - should slow. In the U.S., the key questions this year appear to be the extent to which a softening housing market will be a drag on the economy, and whether corporate spending will be enough to pick up the slack. GDP is anticipated by most economists to be above 3%, as the accommodative monetary policy of the past several years continues to support expansion. During the past several years, companies have been hoarding cash, reluctant to boost employment or spend on plant and equipment. That trend is beginning to reverse, and more support for the economy is likely to come from increased corporate spending, and from the rebuilding efforts in New Orleans and other damaged regions. Some of the concerns from last year carry over to 2006. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Higher energy prices act like a tax on economic growth. Fortunately, recent inflation indicators have been good, which gives consumers higher real income and the Fed some breathing room in its tightening policy.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

International bond markets hedged to the dollar produced some of the best bond returns of all the fixed income sectors in 2005. The Standish Mellon International Fixed Income Fund returned 4.72% for 2005, after all expenses, compared to a return of 5.60% for the J.P. Morgan Non-U.S. Government Bond Index.

Low single digit returns in most major bond markets represented a decent outcome in 2005 considering that central banks have started a global tightening cycle and headline inflation is up on the back of high oil prices.

The European Central Bank raised interest rates in the fourth quarter by 0.25% but that did not damage the positive return on bonds. European bonds were among the best performers in the hedged index for 2005 as economic growth disappointed in the first half of the year. European core inflation also dropped to 1.5% during 2005, and that provided a tail wind to bonds. Finally, the long end of European bond markets has performed very well as pension reforms in various countries are providing a demand for long duration bonds. European yield curves also flattened considerably during the year, making long duration bonds the best performing bonds in 2005.

Japan's economy surprised on the strong side in 2005. the Japanese stock market was one of the best performing global markets which hurt the performance of Japanese bonds. Nevertheless, returns for Japanese bonds benefited from the carry associated with hedging back to the dollar and managed to outperform U.S. Treasury returns over the year.

The star performer within the index was Canada where returns were driven by the fact that the Bank of Canada has lagged U.S. Federal Reserve rate increases, opening a sizeable gap in short rate spreads of 1% between these two countries. Also, the strong Canadian dollar has eased upward pressure on interest rates.

The non-government sectors of the international bond markets were not a major source of positive or negative return in 2005. Security selection in high yield and corporate bonds certainly added value as some sectors, like autos, performed poorly. Emerging markets was the best performing sector once again among the non-government sectors as credit quality continued to improve and capital flowed freely into the sector.

The Fund underperformed its benchmark during the year. Our positions in investment grade and high yield corporate bonds and emerging market securities were the largest positive contributors relative to our benchmark. The results of our country weightings were mixed. We were underweight in Japan and the U.S. but lost value by not overweighting the long end of the European yield curve. We had a long duration position in Australia that lagged the benchmark. The Australian housing market deteriorated significantly but this did not lead to the interest rate cuts from the Reserve Bank of Australia that we expected. The Bank of England did cut interest rates to offset weak consumer demand that was partially driven by weak housing and that helped U.K. bonds to solid performance in 2005. Duration positioning was another negative factor as long duration bonds outperformed despite strong economic growth and rising short-term yields. Our process emphasizes value in bond markets and given the low level of real yields, we were surprised at the performance of long-duration bonds in 2005.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Our outlook for international bonds in 2006 is favorable. We believe that the performance of global economies will be close to trend, yet the behavior of central banks around the world could be quite different. The Fed will probably pause in raising interest rates while Europe and Canada and perhaps also Japan continue to raise interest rates. We believe opportunities for added value can be found in the higher real yielding markets of Australia, the U.K., Sweden and even the U.S. if the housing market exerts a large drag on economic growth. In a global tightening cycle Japan may end up being a good diversifying position if economic growth peters out. Non-government sectors such as corporate and emerging market bonds, have increased in value quite a bit over the past two years and we believe that these sectors will not perform as well as in the past but that the sector still offers opportunities to add-value through security selection.

During the year we changed portfolio managers on the International Fixed Income Fund. Charles Dolan and Thomas Fahey have assumed management responsibility of the fund while Chuck Cook pursues new responsibilities within the firm.

We appreciate your continued support and look forward to working on your behalf over the next year.

/s/ Thomas Fahey                                /s/ Charles Dolan

Thomas Fahey                                    Charles Dolan

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

     Comparison of Change in Value of $100,000 Investment in Standish Mellon
      International Fixed Income Fund and the JP Morgan Non-US Hedged Index
--------------------------------------------------------------------------------

                                     [GRAPH]

                          Average Annual Total Returns
                          (for period ended 12/31/2005)
--------------------------------------------------------------------------------

                                                                Since
                                                              Inception
       1 Year       3 Years       5 Years       10 Years       1/3/1991
--------------------------------------------------------------------------------
       4.72%         4.83%         5.00%         7.06%          8.22%

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

*     Source: Bloomberg Inc.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                           Shareholder Expense Example
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Expenses Paid
                               Beginning         Ending          During Period+
                             Account Value    Account Value     July 1, 2005 to
                             July 1, 2005   December 31, 2005  December 31, 2005
--------------------------------------------------------------------------------
Actual                         $ 1,000.00       $ 1,015.80          $ 3.00
Hypothetical (5% return
  per year before expenses)    $ 1,000.00       $ 1,022.28          $ 3.01

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).The Example reflects the combined expenses of the Fund and the master portfolio in which it invests all its assets.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

            Portfolio Information as of December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Percentage of
Top Ten Holdings*                              Rate     Maturity    Investments
--------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Bond           0.875   4/15/2010        9.4%
Deutsche Republic                              4.750    7/4/2034        6.4
Queensland Treasury Corp.                      0.000   6/14/2011        6.2
Swedish Government                             5.250   3/15/2011        4.6
Development Bank of Japan                      1.700   9/20/2022        3.7
KFW International Finance                      1.750   3/23/2010        3.2
Deutsche Republic                              3.250    7/4/2015        3.2
Canadian Government                            5.500    6/1/2010        3.0
Singapore Government Bond                      3.500    7/1/2012        2.9
United Kingdom Gilt                            4.750    6/7/2010        2.5
                                                                       ----
                                                                       45.1%

Summary of Combined Ratings
---------------------------------------------------
                                      Percentage of
Quality Breakdown                      Investments
---------------------------------------------------
AAA                                       64.2%
AA                                        10.1
A                                          5.1
BBB                                        9.9
BB                                         6.8
B                                          1.3
Below B                                    2.6
                                         -----
   Total                                 100.0%

*     Excluding short-term investments and investment of cash collateral.

                                      Percentage of
Economic Sector Allocation             Investments
---------------------------------------------------
Government                                60.8%
Corporate                                 29.0
Emerging Markets                           5.3
Cash & equivalents                         4.9
                                         -----
                                         100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                   Schedule of Investments - December 31, 2005
--------------------------------------------------------------------------------

                                                                                Par           Value
Security Description                            Rate     Maturity              Value        (Note 1A)
-------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--96.3%

BONDS AND NOTES--94.2%

Corporate--2.1%

Basic Materials--0.1%
Georgia-Pacific Corp.                           8.000%   1/15/2024     USD      180,000   $     171,900
                                                                                          -------------

Communications--0.5%
Qwest Corp. 144A (a)                            7.741    6/15/2013              550,000         593,313
                                                                                          -------------
Financial--1.5%
Chevy Chase Bank FSB                            6.875    12/1/2013              380,000         391,400
Glencore Funding LLC 144A                       6.000    4/15/2014              430,000         404,433
Residential Capital Corp. (a)                   5.896    6/29/2007              245,000         245,606
Residential Capital Corp. (a)                   5.670   11/21/2008              745,000         745,978
                                                                                          -------------
                                                                                              1,787,417
                                                                                          -------------
Total Corporate Bonds (Cost $2,532,787)                                                       2,552,630
                                                                                          -------------

Sovereign Bonds--5.1%
Argentina Bonos (a)                             4.005     8/3/2012              675,000         528,525
Egyptian Treasury Bill 144A                     7.500    3/23/2006            2,035,000       2,089,558
Egyptian Treasury Bill 144A                     9.000    7/14/2006              535,000         555,020
Republic of Brazil (a)                          5.250    4/15/2012              412,949         407,787
Republic of Panama                              8.875    9/30/2027              445,000         529,550
Republic of South Africa                        9.125    5/19/2009              275,000         308,344
Republic of Turkey                             11.500    1/23/2012              625,000         792,969
Russian Federation                             11.000    7/24/2018              360,000         530,550
Russian Ministry of Finance                     3.000    5/14/2008              570,000         539,363
                                                                                          -------------
Total Sovereign Bonds (Cost $6,191,499)                                                       6,281,666
                                                                                          -------------
Yankee Bonds--0.2%
Rogers Wireless, Inc. (Cost $255,000)           7.500    3/15/2015              255,000         275,400
                                                                                          -------------

Foreign Denominated--77.4%

Australia--8.2%
Australian Government Bond                      6.000    2/15/2017     AUD    3,230,000       2,522,660
Queensland Treasury Corp.                       6.000    6/14/2011           10,020,000       7,569,999
                                                                                          -------------
                                                                                             10,092,659
                                                                                          -------------
Canada--4.5%
Canadian Government                             5.500     6/1/2010     CAD    4,040,000       3,695,655
Canadian Pacific Railway Ltd. 144A              4.900    6/15/2010            2,000,000       1,757,052
                                                                                          -------------
                                                                                              5,452,707
                                                                                          -------------
Denmark--1.8%
Realkredit Danmark A/S                          4.000     1/1/2006     DKK   13,965,000       2,216,209
                                                                                          -------------
Euro--34.0%
ASIF III                                        5.125    5/10/2007     EUR      500,000         607,660
Autostrade SpA (a)                              2.902     6/9/2011              900,000       1,074,169
Belgium Government Bond                         4.250    9/28/2013            2,240,000       2,832,233
Bombardier, Inc.                                5.750    2/22/2008              420,000         497,070
Bundesobligation                                4.500    8/17/2007               40,000          48,574
Bundesobligation                                3.000    4/11/2008              350,000         415,179

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                   Schedule of Investments - December 31, 2005
--------------------------------------------------------------------------------

                                                                                Par           Value
Security Description                            Rate     Maturity              Value        (Note 1A)
-------------------------------------------------------------------------------------------------------
Euro (continued)
Bundesobligation                                3.250%    4/9/2010     EUR    1,885,000   $   2,250,092
Bundesrepub Deutschland                         5.250     7/4/2010            1,320,000       1,704,587
Citigroup Inc. (a)                              2.624     6/3/2011              675,000         799,240
Deutsche Bundesrepublik                         5.000     7/4/2011            1,590,000       2,060,010
Deutsche Cap Trust IV (a)                       5.330    9/29/2049              600,000         769,890
Deutsche Republic                               4.500     1/4/2013            2,160,000       2,763,397
Deutsche Republic                               3.250     7/4/2015            3,295,000       3,884,623
Deutsche Republic                               4.750     7/4/2034            5,500,000       7,841,316
FCE Bank PLC (a)                                2.895    6/28/2006            2,320,000       2,674,057
General Motors Acceptance Corp.                 4.375    9/26/2006              440,000         504,889
Glencore Finance Europe SA/Luxembourg           5.375    9/30/2011              465,000         565,021
GMAC International Finance BV (a)               4.014     8/4/2006              690,000         783,950
Hellenic Republic Government Bond               3.700    7/20/2015            1,845,000       2,217,938
Kappa Beheer BV                                10.625    7/15/2009              365,000         447,278
Kingdom of Denmark                              3.125   10/15/2010            1,210,000       1,432,884
Linde Finance BV                                6.000    7/29/2049              545,000         661,971
MPS Capital Trust I                             7.990     2/7/2011              550,000         770,825
Netherlands Government Bond                     5.500    7/15/2010            1,475,000       1,923,760
Owens-Brockway Glass Containers                 6.750    12/1/2014              520,000         609,266
Resona Bank Ltd. 144A                           4.125    1/10/2049              310,000         364,291
Sogerim                                         7.000    4/20/2011              385,000         529,043
Sumitomo Mitsui Banking Corp. 144A (a)          4.375    7/15/2049              575,000         689,381
                                                                                          -------------
                                                                                             41,722,594
                                                                                          -------------
United Kingdom--8.2%
Barclays Bank PLC                               6.000    9/15/2026     GBP      240,000         431,039
Bat International Finance PLC                   6.375   12/12/2019              155,000         290,941
British Telecom PLC                             7.125    12/7/2006              330,000         580,776
Deutsche Telekom International Finance BV       7.125    9/26/2012              305,000         586,414
HBOS Capital Funding LP (c)                     6.461   11/30/2048              155,000         300,626
Inco                                           15.750    7/15/2006              796,000       1,430,608
Transco Holdings PLC                            7.000   12/16/2024              140,000         302,637
United Kingdom Gilt                             4.250     6/7/2032              720,000       1,289,572
United Kingdom Gilt (b)                         4.750     6/7/2010            1,755,000       3,089,537
United Kingdom Gilt                             8.000    9/27/2013              825,000       1,780,472
                                                                                          -------------
                                                                                             10,082,622
                                                                                          -------------
Japan--11.7%
Development Bank of Japan                       1.600    6/20/2014     JPY  170,000,000       1,475,970
Development Bank of Japan                       1.700    9/20/2022          553,000,000       4,597,233
European Investment Bank                        1.400    6/20/2017          272,700,000       2,275,801
Japan Finance Corp.                             1.550    2/21/2012          228,000,000       1,984,246
KFW International Finance                       1.750    3/23/2010          450,000,000       3,983,381
                                                                                          -------------
                                                                                             14,316,631
                                                                                          -------------
Singapore--2.9%
Singapore Government Bond                       3.500     7/1/2012     SGD    5,880,000       3,613,189
                                                                                          -------------
Sweden--6.1%
Swedish Government                              8.000    8/15/2007     SEK   13,215,000       1,805,184
Swedish Government                              5.250    3/15/2011           41,075,000       5,685,883
                                                                                          -------------
                                                                                              7,491,067
                                                                                          -------------
Total Foreign Denominated (Cost $96,571,590)                                                 94,987,678
                                                                                          -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                   Schedule of Investments - December 31, 2005
--------------------------------------------------------------------------------

                                                                                Par           Value
Security Description                            Rate     Maturity              Value        (Note 1A)
-------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--9.4%
U.S. Treasury Inflation-Indexed Bond (b)
   (Cost $11,716,780)                           0.875%   4/15/2010     USD   12,138,644   $  11,539,771
                                                                                          -------------
TOTAL BONDS AND NOTES (Cost $117,267,656)                                                   115,637,145
                                                                                          -------------

                                                                              Contract
                                                                                Size
PURCHASED OPTIONS--0.2%                                                       ---------
EUR Put/USD Call, Strike Price 1.20, 2/23/06                                  4,115,000          86,827
EUR Put/USD Call, Strike Price 1.20, 3/16/06                                  4,155,000          91,410
EUR Put/USD Call, Strike Price 1.18, 4/5/06                                   3,745,000          54,935
iTRAXX Europe Series 4 Version 1, Strike
   Price .50, 6/20/2006                                                       5,000,000           3,465
                                                                                          -------------
TOTAL PURCHASED OPTIONS (COST $187,826)                                                         236,637
                                                                                          -------------
SHORT TERM INVESTMENTS--1.6%

U.S. Treasury--1.6%
Treasury Bill (d)(e)                            3.870     3/2/2006            1,620,000       1,609,909
Treasury Bill (b)(d)                            3.800     3/9/2006              150,000         148,945
Treasury Bill (d)(e)                            3.810    3/16/2006              150,000         148,827
                                                                                          -------------
Total Short Term Investments--
   (Cost $1,907,107)                                                                          1,907,681
                                                                                          -------------
                                                                               Shares
                                                                             ----------
INVESTMENT OF CASH COLLATERAL--0.3%
BlackRock Cash Strategies L.L.C. (f)
   (Cost $420,000)                               4.31                           420,000         420,000
                                                                                          -------------
TOTAL UNAFFILIATED INVESTMENTS
   (Cost $119,782,589)                                                                      118,201,463
                                                                                          -------------
AFFILIATED INVESTMENTS--2.5%
Dreyfus Institutional Preferred Plus Money
   Market Fund (f)(g) (Cost $3,086,777)          4.06                         3,086,777       3,086,777
                                                                                          -------------
TOTAL INVESTMENTS--98.8% (Cost $122,869,366)                                                121,288,240

OTHER ASSETS, LESS LIABILITIES--1.2%                                                          1,433,046
                                                                                          -------------

NET ASSETS--100.0%                                                                        $ 122,721,286
                                                                                          =============

Notes to Schedule of Investments

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,453,048 or 5.3% of net assets. AUD--Australian Dollar

CAD--Canadian Dollar

DKK--Danish Krone

EUR--Euro

GBP--British Pound

JPY--Japanese Yen

SGD--Singapore Dollar

SEK--Swedish Krona

(a) Variable Rate Security; rate indicated is as of 12/31/2005.

(b) Denotes all or part of security segregated as collateral.

(c) Step up security, rate indicated is as of 12/31/2005.

(d) Rate noted is yield to maturity.

(e) Security, or a portion of thereof, was on loan at December 31, 2005.

(f) Stated rate is the seven-day yield for the fund at year end.

(g) Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                   Schedule of Investments--December 31, 2005
--------------------------------------------------------------------------------

At December 31, 2005 the Fund held the following futures contracts:

                                                                          Underlying Face   Unrealized
Contract                                  Position     Expiration Date   Amount at Value    Gain/(Loss)
-------------------------------------------------------------------------------------------------------
US 10 Year Treasury (70 Contracts)         Short          3/18/2006         $ 7,607,031     $   (51,491)
US 5 Year Treasury (85 Contracts)          Short          3/31/2006           9,046,523           7,105
                                                                                            -----------
                                                                                            $   (44,386)
                                                                                            ===========

At December 31, 2005, the Fund held the following forward foreign currency exchange contracts:

                                            Local
                                          Principal      Contract         Value at         USD Amount      Unrealized
Contracts to Deliver                        Amount      Value Date   December 31, 2005     to Receive      Gain/(Loss)
----------------------------------------------------------------------------------------------------------------------
Australian Dollar                          13,870,000    3/15/2006   $    10,147,750      $ 10,286,132     $   138,382
Brazilian Real                              2,200,000    2/10/2006           929,486           789,524        (139,962)
British Pound Sterling                      5,710,000    3/15/2006         9,821,628        10,113,780         292,152
Canadian Dollar                             6,470,000    3/15/2006         5,576,505         5,565,504         (11,001)
Danish Krone                               17,040,000    3/15/2006         2,715,646         2,759,291          43,645
Euro                                       34,285,000    3/15/2006        40,745,837        41,383,710         637,873
Japanese Yen                            1,709,210,000    3/15/2006        14,627,592        14,891,599         264,007
Singapore Dollar                            7,145,000    3/15/2006         4,308,629         4,306,059          (2,570)
Swedish Krona                              59,540,000    3/15/2006         7,538,236         7,611,869          73,633
                                                                     ---------------      ------------     -----------
Total                                                                $    96,411,309      $ 97,707,468     $ 1,296,159
                                                                     ===============      ============     ===========

                                            Local
                                          Principal      Contract         Value at         USD Amount      Unrealized
Contracts to Receive                        Amount      Value Date   December 31, 2005     to Deliver         Gain
----------------------------------------------------------------------------------------------------------------------
Brazilian Real                              2,200,000    2/10/2006   $       929,486      $    733,333     $   196,153
Brazilian Real                              1,330,000    3/15/2006           556,881           548,906           7,975
                                                                     ---------------      ------------     -----------
Total                                                                $     1,486,367      $  1,282,239     $   204,128
                                                                     ===============      ============     ===========

                                                  Percentage of
            Country Allocation                     Investments
            ---------------------------------------------------
            Euro                                       34.3%
            U.S.                                       23.6
            Japan                                      11.8
            U.K.                                        8.3
            Australia                                   8.3
            Sweden                                      6.2
            Canada                                      4.5
            Singapore                                   3.0
                                                      -----
                                                      100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

At December 31, 2005, the Fund held the following open swap contracts:

Credit Default Swaps                       Reference                       Buy/Sell    (Pay)/Receive   Expiration
    Counterparty                            Entity                        Protection     Fixed Rate       Date
-----------------------------------------------------------------------------------------------------------------
Bear Stearns                          Alcoa, Inc., 6.000% due 1/15/2012      Buy         (0.415%)       6/20/2010
Bear Stearns                          Alcoa, Inc., 6.500% due 6/01/2011      Buy          (0.52%)       6/20/2010
Bear Stearns                      Conocophillips, 4.750% due 10/15/2012      Buy          (0.31%)       6/20/2010
Bear Stearns                         Nucor Corp., 4.875% due 10/01/2012      Buy          (0.40%)       6/20/2010
Bear Stearns                   Ukraine Government, 7.650% due 6/11/2013      Sell         2.840%       12/20/2009
Deutsche Bank                  Republic of Brazil, 12.25%, due 3/6/2030      Sell         1.450%       10/20/2008
Goldman Sachs                             Consolidated Natural Gas Co.,
                                                  6.000% due 10/15/2010      Sell         0.200%        3/20/2006
JPMorgan                                  British American Tobacco PLC,
                                                   4.875% due 2/25/2009      Sell         0.425%       12/20/2010
JPMorgan                         Daimlerchrysler AG, 7.20% due 9/1/2009      Sell         0.700%       12/20/2010
JPMorgan                              Degussa AG, 5.125% due 12/10/2013      Buy          (1.75%)      12/20/2010
JPMorgan                                             Dow Jones CDX.EM.4      Sell         1.800%       12/20/2010
JPMorgan                            France Telecom, 7.25% due 1/28/2013      Sell         0.660%       12/20/2015
JPMorgan                                     Glencore International AG,
                                                  5.375%, due 9/30/2011      Sell         1.480%       12/20/2010
JPMorgan                           ICI Wilmington, 5.625% due 12/1/2013      Sell         0.510%       12/20/2010
JPMorgan                         iTraxx Europe HiVol Series 4 Version 1      Buy          (0.70%)      12/20/2010
JPMorgan                       Republic of Panama, 8.875% due 9/30/2027      Sell         1.500%       12/20/2010
JPMorgan                         Republic of Peru, 8.75% due 11/21/2033      Buy         (1.700%)      12/20/2010
JPMorgan                         Telecom Italia SPA, 6.25% due 2/1/2012      Sell         0.520%       12/20/2010
JPMorgan                               Volkswagen, 4.875% due 5/22/2013      Sell         0.450%       12/20/2010
Morgan Stanley & Co.                       Wendy's International, Inc.,
                                                   6.25% due 11/15/2011      Buy          (0.62%)      12/20/2010
                                          Unrealized
Credit Default Swaps       Notional     Appreciation/
    Counterparty            Amount      (Depreciation)
------------------------------------------------------
Bear Stearns           $  328,000 USD   $   (3,018)
Bear Stearns              727,000 USD       (9,775)
Bear Stearns            1,055,000 USD       (3,946)
Bear Stearns              494,000 USD         (218)
Bear Stearns              840,000 USD       44,404
Deutsche Bank           1,020,000 USD        5,598
Goldman Sachs
                        6,140,000 USD        2,057
JPMorgan
                          600,000 EUR        2,607
JPMorgan                  600,000 EUR         (109)
JPMorgan                1,000,000 EUR      (23,998)
JPMorgan                2,360,000 USD       (6,685)
JPMorgan                  475,000 EUR       (9,237)
JPMorgan                  600,000 EUR        6,729
JPMorgan                  600,000 EUR           47
JPMorgan                2,975,000 EUR       (3,348)
JPMorgan                  378,000 USD          765
JPMorgan                  378,000 USD        7,638
JPMorgan                  600,000 EUR       (1,657)
JPMorgan                  600,000 EUR          566
Morgan Stanley & Co.
                          960,000 USD        8,133
                                        ----------
                                        $   16,553
                                        ==========

 Interest Rate Swaps                    Floating Rate                      Pay/Receive       Fixed     Expiration
    Counterparty                            Index                         Floating Rate       Rate        Date
--------------------------------------------------------------------------------------------------------------------
Bear Stearns                            USD--LIBOR--BBA                        Pay           3.907%    11/19/2009

Interest Rate Swaps       Notional         Unrealized/
    Counterparty           Amount        (Depreciation)
-------------------------------------------------------
Bear Stearns             $ 840,000       $  (28,197)
                                         ==========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

During the period ended December 31, 2005, the Portfolio entered into the following option transactions:

Written Put Options Security     Strike Price   Expiration Date   Contracts   Premiums     Value
-------------------------------------------------------------------------------------------------
USD Put/EUR Call                    1.2800         2/23/2006          1        41,971    $  1,646
USD Put/EUR Call                    1.2800         3/16/2006          1        48,559       3,740
USD Put/EUR Call                    1.2600         4/05/2006          1        36,139      11,348
                                                                      -       --------   --------
                                                                      3       126,669    $ 16,734
                                                                      =       ========   ========

Written Call Options Security    Strike Price   Expiration Date   Contracts   Premiums     Value
-------------------------------------------------------------------------------------------------
EUR Put/USD Call, Strike Price      1.1200         4/05/2006          1       $ 18,351   $ 10,048
                                                                              ========   ========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                       Statement of Assets and Liabilities
                                December 31, 2005
--------------------------------------------------------------------------------

Assets
   Investments in securities (including securities on loan, valued at $412,089) (Note 7):
     Unaffiliated issuers, at value (cost $119,782,589)                                                   $  118,201,463
     Affiliated issuers, at value (cost $3,086,777)                                                            3,086,777
   Foreign currency, at value (cost $1,511,774)                                                                1,502,823
   Receivable for investments sold                                                                               150,000
   Receivable for Fund shares sold                                                                               370,062
   Swap premiums paid                                                                                             43,570
   Interest and dividends receivable                                                                           2,129,811
   Unrealized appreciation on forward currency exchange contracts (Note 6)                                     1,653,820
   Unrealized appreciation on swap contracts (Note 6)                                                             78,544
   Receivable for variation margin on open futures contracts (Note 6)                                             16,016
   Prepaid expenses                                                                                                8,460
                                                                                                          --------------
     Total assets                                                                                            127,241,346
Liabilities
   Collateral for securities on loan (Note 7)                                              $    420,000
   Payable for swap premium                                                                      30,680
   Bank loan payable (Note 9)                                                                   150,000
   Payable for Fund shares redeemed                                                           1,584,672
   Distributions payable                                                                      1,990,679
   Unrealized depreciation on forward currency exchange contracts (Note 6)                      153,533
   Options written, at value (premium received $145,020) (Note 6)                                26,782
   Unrealized depreciation on swap contracts (Note 6)                                            90,188
   Accrued chief compliance officer fee (Note 2)                                                    404
   Accrued administrator services fee (Note 2)                                                      534
   Accrued accounting, custody, administration and transfer agent fees (Note 2)                  27,738
   Accrued professional fees                                                                     33,764
   Accrued trustees' fees and expenses (Note 2)                                                   7,266
   Other accrued expenses and liabilities                                                         3,820
                                                                                           ------------
     Total liabilities                                                                                         4,520,060
                                                                                                          --------------
Net Assets                                                                                                $  122,721,286
                                                                                                          ==============
Net Assets consist of:
   Paid-in capital                                                                                        $  171,129,527
   Accumulated net realized loss                                                                             (47,943,516)
   Distribution in excess of net investment income                                                              (403,751)
   Net unrealized depreciation                                                                                   (60,974)
                                                                                                          --------------
Total Net Assets                                                                                          $  122,721,286
                                                                                                          ==============
Shares of beneficial interest outstanding                                                                      6,994,044
                                                                                                          ==============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                        $        17.55
                                                                                                          ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                             Statement of Operations
                      For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income (Including $1,914 of foreign tax expense)                                            $    8,568,102
   Dividend income from affiliated investments (Note 1H)                                                       230,232
   Security lending income (Note 7)                                                                             23,750
                                                                                                        --------------
                                                                                                             8,822,084
Expenses
   Investment advisory fee (Note 2)                                                      $    869,424
   Accounting, custody, administration and transfer agent fees (Note 2)                       199,911
   Professional fees                                                                           73,012
   Registration fees                                                                           48,500
   Trustees' fees and expenses (Note 2)                                                        28,951
   Insurance expense                                                                           17,700
   Miscellaneous                                                                               20,936
                                                                                         ------------
     Total expenses                                                                                          1,258,434
                                                                                                        --------------
       Net investment income                                                                                 7,563,650
                                                                                                        --------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
     Investments                                                                            6,916,278
     Financial futures transactions                                                            22,447
     Swap transactions                                                                        287,591
     Foreign currency transactions and forward foreign currency exchange contracts         14,754,311
                                                                                         ------------
       Net  realized gain                                                                                   21,980,627
   Change in unrealized appreciation (depreciation) on:
     Investments                                                                          (25,435,361)
     Financial futures contracts                                                              170,922
     Written options contracts                                                                118,238
     Swap contracts                                                                           (28,438)
     Foreign currency translation and forward foreign currency exchange contracts           4,873,235
                                                                                         ------------
       Change in net unrealized appreciation (depreciation)                                                (20,301,404)
                                                                                                        --------------
   Net realized and unrealized gain on investments                                                           1,679,223
                                                                                                        --------------
Net Increase in Net Assets from Operations                                                              $    9,242,873
                                                                                                        ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  For the             For the
                                                                                 Year Ended          Year Ended
                                                                             December 31, 2005   December 31, 2004
                                                                             -----------------   -----------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income                                                      $    7,563,650      $   12,558,484
   Net realized gain (loss)                                                       21,980,627          24,418,678
   Change in net unrealized appreciation (depreciation)                          (20,301,404)        (17,717,832)
                                                                              --------------      --------------
   Net increase (decrease) in net assets from investment operations                9,242,873          19,259,330
                                                                              --------------      --------------
Distributions to Shareholders (Note 1E)
   From net investment income                                                    (33,162,511)         (9,610,131)
                                                                              --------------      --------------
   Total distributions to shareholders                                           (33,162,511)         (9,610,131)
                                                                              --------------      --------------
Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                               35,702,518         150,767,160
   Value of shares issued to shareholders in reinvestment of distributions        29,233,578           7,662,711
   Redemption fees credited to capital                                                   534                 542
   Cost of shares redeemed                                                      (220,701,823)       (235,449,182)
                                                                              --------------      --------------
   Net increase (decrease) in net assets from Fund share transactions           (155,765,193)        (77,018,769)
                                                                              --------------      --------------
Total Increase (Decrease) in Net Assets                                         (179,684,831)        (67,369,570)

Net Assets
   At beginning of year                                                          302,406,117         369,775,687
                                                                              --------------      --------------
   At end of year [including distributions in excess of
   net investment income and undistributed net investment
   income of ($403,751) and $7,577,775]                                       $  122,721,286      $  302,406,117
                                                                              ==============      ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                         ---------------------------------------------------------
                                                            2005       2004        2003        2002         2001
                                                         ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of the period                 $   21.35   $   21.02   $   20.04   $   19.43   $   18.97
                                                         ---------   ---------   ---------   ---------   ---------
From Operations:
Net investment income (a)                                     0.75        0.75        0.66        0.75        0.76
Net realized and unrealized gain (loss) on investments        0.23        0.27        0.32        0.46        0.01
                                                         ---------   ---------   ---------   ---------   ---------
Total from investment operations                              0.98        1.02        0.98        1.21        0.77
                                                         ---------   ---------   ---------   ---------   ---------
Less Distributions to Shareholders:
From net investment income                                  (4.78)      ( 0.69)         --       (0.47)      (0.31)
From tax return of capital                                      --          --          --       (0.13)         --
                                                         ---------   ---------   ---------   ---------   ---------
Total distributions to shareholders                          (4.78)      (0.69)         --       (0.60)      (0.31)
                                                         ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period                           $   17.55   $   21.35   $   21.02   $   20.04   $   19.43
                                                         =========   =========   =========   =========   =========
Total Return                                                  4.72%       4.90%       4.89%       6.44%       4.07%
Ratios/Supplemental Data:
Expenses (to average daily net assets)                        0.58%       0.57%       0.59%       0.59%       0.56%
Net Investment Income (to average daily net assets)           3.49%       3.43%       3.20%       3.89%       3.94%
Portfolio Turnover                                             168%        170%        185%        159%        211%
Net Assets, End of Period (000's omitted)                $ 122,721   $ 302,406   $ 369,706   $ 364,460   $ 422,626

----------
(a)   Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon International Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities. The Fund also invests, under normal circumstances, at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or secutities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of secutities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

      Permanent book and tax basis differences will result in reclassifications among undistributed net investment income, accumulated net realized gain
      (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Foreign currency transactions

      The Portfolio maintains its records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      E. Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets

      F. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is payable monthly at the annual rate of 0.40% of the Fund's average daily net assets.

      The Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $18,712 during the year ended December 31, 2005.

      The Fund has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $181,199 during the period ended December 31, 2005.

      The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon bank received $10,102 for the year ended December 31, 2005. See Note 7 for further details.

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2005, the Fund was charged $2,269. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. For the year ended December 31, 2005, the Fund was charged $534 for fees payable to Mellon Private Wealth Management. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2005 were as follows:

                                           Purchases         Sales
                                         -------------   -------------
      U.S. Government Securities         $  26,671,616   $  14,967,234
                                         =============   =============
      Investments (non-U.S.
          Government Securities)         $ 296,380,274   $ 449,395,651
                                         =============   =============

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                For the             For the
                                              Year Ended          Year Ended
                                           December 31, 2005   December 31, 2004
                                           -----------------   -----------------
      Shares sold                               1,676,512           7,133,087
      Shares issued to shareholders for
         reinvestment of distributions          1,578,442             359,246
      Shares redeemed                         (10,425,328)        (10,924,014)
                                              -----------         -----------
      Net increase (decrease)                  (7,170,374)         (3,431,681)
                                              ===========         ===========

      At December 31, 2005, five shareholders of record held approximately 36% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended December 31, 2005, the Fund received $534 in redemption fees.

(5)   Federal Taxes:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of December 31, 2005, were as follows:

            Unrealized appreciation                               $   1,363,077
            Unrealized depreciation                                  (3,042,923)
                                                                  -------------
            Net unrealized appreciation (depreciation)               (1,679,846)
            Undistributed ordinary income                             1,050,632
            Cost for federal income tax purposes                    122,968,086

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      At December 31, 2005 the Fund, for federal income tax purposes, has capital loss carryover of $47,802,072 which will reduce the Fund's taxable income arising from net realized gain on investmets, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

            Capital Loss
             Carry Over                              Expiration Date
            ------------                             ---------------
            $ 14,471,720                                12/31/2007
              19,786,516                                12/31/2008
               6,955,771                                12/31/2009
               6,588,065                                12/31/2010
            ------------
            $ 47,802,072
            ============

      The Fund utilized $4,676,061 in capital loss carry forwards. It is uncertain whether the Fund will be able to realized the benefits of the losses before they expire.

      Tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                       2005           2004
                                                   ------------   -----------
                        Ordinary income            $ 33,162,511   $ 9,610,131

      The Fund elected to defer to its fiscal year ending December 31, 2006 $24,119 of capital losses recognized during the period November 1, 2005 to December 31, 2005.

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Fund may trade the following instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Transactions in written call and put options were as follows:

                                                         Number of
            Written Put Option Transactions              Contracts    Premiums
                                                         ---------   -----------
            Outstanding, beginning of period                     0   $         0
            Options written                                      3       126,669
            Options expired                                      0             0
                                                         ---------   -----------
            Outstanding, end of period                           3   $   126,669
                                                         ---------   -----------

                                                         Number of
            Written Call Options Transactions            Contracts    Premiums
                                                         ---------   -----------
            Outstanding, beginning of period                     0   $         0
            Options written                                      1        18,351
            Options expired                                      0             0
                                                         ---------   -----------
            Outstanding, end of period                           1   $    18,351
                                                         ---------   -----------

      At December 31, 2005, the Fund held options. See Schedule of Investments for further details.

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2005, the Portfolio held foreign currency exchange contracts. See schedule of investments for further details.

      Futures contracts

      The Fund may enter into financial futures contracts for the sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2005, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Swap agreements

      The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At December 31, 2005, the Fund held open swap contracts. See the Schedule of Investments for further details.

(7)   Security Lending:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      The Fund loaned securities during the period ended December 31, 2005 and earned interest on the invested collateral of $600,261 of which, $576,511 was rebated to borrowers or paid in fees. At December 31, 2005, the Fund had securities valued at $412,089 on loan. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

(8)   Delayed Delivery Transactions:

      The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Fund instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above. The Fund did not enter into any delayed delivery transactions during the year ended December 31, 2005.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(9)   Line of Credit:

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolio/funds at the end of each quarter. For the period ended December 31, 2005, the facility fee was $4,225 for the Fund.

      During the year ended December 31, 2005, the Fund had average borrowings outstanding of $802,188 for a total of sixteen days and incurred $1,346 of interest expense.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of the Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon International Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of invesments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon International Fixed Income Fund (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 1, 2006

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      The Investment Company Act of 1940 requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Fund's investment adviser, Standish Mellon Asset Management Company LLC ("Standish Mellon"), a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 22, 2005 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of Standish Mellon attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 18, 2005.

      The information requested by the Independent Trustees and reviewed by the entire Board included:

      (i) Financial and Economic Data: Standish Mellon's income statements, as well as a profitability analysis of Standish Mellon, including a separate presentation of Standish Mellon's profitability relative to that of several publicly traded investment advisers;

      (ii) Management Teams and Operations: Standish Mellon's Form ADV, as well as information concerning Standish Mellon's executive management, investment management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

      (iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and Standish Mellon's separate account advisory fee schedules;

      (iv) Specific Facts Relating to the Fund: Standish Mellon's commentary on the Fund's performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by Standish Mellon providing salient data about the Fund and Standish Mellon's views concerning the issues of breakpoints in the management fee schedule of the Fund and potential economies of scale; and

      (v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

      In considering the continuation of the Fund's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the Fund's advisory agreement and the compensation to Standish Mellon provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

      Nature, Extent and Quality of Services

      The Board considered the nature, scope and quality of the overall services provided to the Fund by Standish Mellon. In their deliberations as to the continuation of the Fund's advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust Standish Mellon, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

      Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by Standish Mellon. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

      The Trustees reviewed the background and experience of the Fund's two portfolio managers and also met with senior management of Standish Mellon to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Standish Mellon's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

      The Board determined that Standish Mellon had the expertise and resources to manage the Fund effectively.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Investment Performance

      The Board considered the investment performance of the Fund against a peer group of investment companies selected by Standish Mellon with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board for at the September 22, 2005 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

      The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2005 based on the Lipper materials provided to the Board at the September 22, 2005 meeting. The Board found that the Fund underperformed its peer group average returns for the one-year period (6.96% vs. 7.90%), three-year period (5.80% vs. 8.69%) and five-year period (5.68% vs. 7.92%).

      Advisory Fee and Other Expenses

      The Board considered the advisory fee rate paid by the Fund to Standish Mellon. The Lipper data presenting the Fund's "net advisory fees" included fees paid by the Fund, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Trust's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund's advisory fees to those peers that include administrative fees within a blended advisory fee.

      The Fund's contractual advisory fee was 0.40%, in the 2nd quintile (1st being the best) of its peer group of funds, the median fee of which was 0.535%. The Fund's net advisory fee was 0.405%, below the peer group median net advisory fee of 0.485%. Based on the Lipper data, as well as other factors discussed at the September 22, 2005 meeting, the Board determined that the Fund's advisory fee is reasonable relative to its peer group averages.

      The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Standish Mellon. Based on the additional scope and complexity of the services provided and responsibilities assumed by Standish Mellon with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable.

      The Board also considered the Fund's expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.537% was lower than the median net expense ratio of the peer group of 0.733% notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

      Standish Mellon's Profitability

      The Board considered Standish Mellon's profitability in managing the Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by Standish Mellon or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that Standish Mellon incurred losses in managing many of the investment companies in the Mellon Institutional Funds family of funds, and that among those funds that were profitable to Standish Mellon, several generated only marginal profitability for the firm. The Trustees observed that Standish Mellon had experienced profits in operating the Fund in both 2003 and 2004 and concluded these were not excessive.

      Economies of Scale

      The Board also considered the extent to which economies of scale might be realized as the Fund grows. They observed that the Standish Mellon Fixed Income Portfolio, the largest fund in the complex, already had breakpoints in its fee arrangement that reflected economies resulting from its size. The Board concluded that, at existing asset levels and considering current assets growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time. They requested, however, that management consider the issue of future breakpoints and respond to the Independent Trustees and to present a proposal for such breakpoints or, in each case as applicable, management's rationale as to why such future breakpoints are not necessary or appropriate for a particular Fund.

                   Mellon Institutional Funds Investment Trust
                 Standish Mellon International Fixed Income Fund

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Other Benefits

      The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Board, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Funds;
      (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the Funds to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

      The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                      * * *

      The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund's advisory agreement and the compensation to Standish Mellon provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2005. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                          Number of                       Trustee
                                                                      Principal         Portfolios in      Other       Remuneration
Name                                         Term of Office         Occupation(s)       Fund Complex   Directorships  (period ended
Address, and                Position(s)       and Length of          During Past         Overseen by      Held by     December 31,
Date of Birth             Held with Trust      Time Served             5 Years             Trustee        Trustee         2005)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming             Trustee          Trustee since  Chairman Emeritus,              32           None         $   5,497
c/o Decision Resources,                        11/3/1986      Decision Resources, Inc.
Inc.                                                          ("DRI") (biotechnology
260 Charles Street                                            research and consulting
Waltham, MA 02453                                             firm); formerly
9/30/40                                                       Chairman of the Board and
                                                              Chief Executive Officer,
                                                              DRI

Caleb Loring III              Trustee          Trustee since  Trustee, Essex Street           32           None         $   6,225
c/o Essex Street                               11/3/1986      Associates (family
Associates                                                    investment trust
P.O. Box 5600                                                 office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman          Trustee          Trustee since  William Joseph Maier,           32           None         $   5,497
c/o Harvard University                         9/13/1989      Professor of Political
Littaver Center 127                                           Economy, Harvard
Cambridge, MA 02138                                           University
8/5/44

John H. Hewitt                Trustee          Trustee since  formerly Trustee, Mertens       32           None         $   5,497
P.O. Box 2333                                  11/3/1986      House, Inc. (hospice)
New London, NH 03257
4/11/35

Interested Trustees

Patrick J. Sheppard      Trustee, President    Since 2003     President and Chief             32           None         $       0
The Boston Company           and Chief                        Operating Officer of
Asset Management, LLC    Executive Officer                    The Boston Company
One Boston Place                                              Asset Management, LLC;
Boston, MA 02108                                              formerly Senior
7/24/65                                                       Vice President
                                                              and Chief Operating
                                                              Officer, Mellon Asset
                                                              Management ("MAM") and
                                                              Vice President and
                                                              Chief Financial Officer,
                                                              MAM

Principal Officers who are Not Trustees

Name                                         Term of Office
Address, and                Position(s)      and Length of                    Principal Occupation(s)
Date of Birth             Held with Trust     Time Served                       During Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Barbara A. McCann         Vice President    Since 2003        Senior Vice President and Head of Operations,
Mellon Asset Management    and Secretary                      Mellon Asset Management ("MAM"); formerly First
One Boston Place                                              Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson        Vice President    Vice President    Vice President and Mutual Funds Controller,
Mellon Asset Management    and Treasurer    since 1999;       Mellon Asset Management
One Boston Place                            Treasurer
Boston, MA 02108                            since 2002
7/14/65

Denise B. Kneeland        Assistant Vice    Since 1996        Vice President and Manager, Mutual Funds
Mellon Asset Management      President                        Operations, Mellon Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren          Assistant Vice    Since 2001        Assistant Vice President and Manager of Compliance,
Mellon Asset Management      President                        Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                              of Shareholder Services, MAM, Shareholder
Boston, MA 02108                                              Representative, Standish Mellon Asset Management
1/19/71                                                       Company LLC

Mary T. Lomasney               Chief        Since 2005        First Vice President, Mellon Asset Management
Mellon Asset Management     Compliance                        and Chief Compliance Officer, Mellon Funds Distributor
One Boston Place              Officer                         and Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                              Director, Blackrock, Inc., Senior Vice President,
4/8/57                                                        State Street Research & Management Company
                                                              ("SSRM"), Vice President, SSRM

                                 [LOGO]  MELLON
                                         --------------------------
                                         Mellon Institutional Funds

                                         One Boston Place
                                         Boston, MA 02108-4408
                                         800.221.4795
                                         www.melloninstitutionalfunds.com

                                                                      6931AR1205

                                              [LOGO]  Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                            Standish Mellon
                                         International Fixed Income Fund II
--------------------------------------------------------------------------------

Year Ended December 31, 2005

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO]  Mellon
        --------------------------
        Mellon Institutional Funds

February 2006

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2005.

To put the 2005 environment in perspective, the economy showed resiliency, largely shrugging off the effects of Hurricanes Katrina and Rita. Real GDP advanced 4.1% in the third quarter, although some lagging impact of the storms is likely to reduce fourth quarter growth. While the storm damage and related oil shocks did not significantly derail economic growth, these events did help dampen investor enthusiasm, with mixed results for the broad equity markets. The S&P 500 advanced 3%, while the Dow Jones Industrial Average fell by 0.6%. Both developed and emerging foreign markets outperformed the U.S., as foreign companies' profitability continued to exceed expectations. For example, in local currency terms, the MSCI EAFE Index, a broad representation of international stocks, advanced 25.9%, while the MSCI Emerging Markets index advanced 24.5%.

In the bond market, the U.S. Federal Reserve continued its course of "measured" tightenings, which steadily pushed up short-term rates. By year-end, however, the Fed started to signal that the cycle of tightenings was approaching conclusion. The yield curve ended the year virtually flat, as the long end changed very little in 2005, reflecting the market's conviction that inflation was relatively contained. This environment proved very good for long-term bond investors. The Lehman U.S. Treasury Long Bond Index, for example, had a total return of 6.5% in 2005. A major focus in 2006 will be on incoming Fed Chairman Ben Bernanke, and how he implements his inflation-targeting philosophy in his new role.

Looking ahead, we believe the global expansion should become more balanced in 2006. Internal domestic demand abroad should expand, while the contribution by the U.S. to overseas economic growth - by virtue of its widening balance of trade - should slow. In the U.S., the key questions this year appear to be the extent to which a softening housing market will be a drag on the economy, and whether corporate spending will be enough to pick up the slack. GDP is anticipated by most economists to be above 3%, as the accommodative monetary policy of the past several years continues to support expansion. During the past several years, companies have been hoarding cash, reluctant to boost employment or spend on plant and equipment. That trend is beginning to reverse, and more support for the economy is likely to come from increased corporate spending, and from the rebuilding efforts in New Orleans and other damaged regions. Some of the concerns from last year carry over to 2006. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Higher energy prices act like a tax on economic growth. Fortunately, recent inflation indicators have been good, which gives consumers higher real income and the Fed some breathing room in its tightening policy.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

International bond markets produced negative returns in 2005. The low single digit returns produced in local bond markets were offset by negative currency returns, while the U.S. dollar appreciated during the year versus most currencies in the J.P. Morgan Non-U.S. Government Bond Index. The Standish Mellon International Fixed Income Fund II returned (9.95%)% for 2005, after all expenses, compared to a return of (9.24%)% for the index.

Low single digit returns in most major bond markets represented a decent outcome in 2005 considering that central banks have started a global tightening cycle and headline inflation is up on the back of high oil prices.

The European Central Bank raised interest rates in the fourth quarter by 0.25% but that did not damage the positive return on bonds. European bonds were good performers within the index for 2005 as economic growth disappointed in the first half of the year. European core inflation also dropped to 1.5% during 2005, and that provided a tail wind to bonds. Finally, the long end of European bond markets has performed very well as pension reform in various countries is providing a demand for long duration bonds. European yield curves also flattened considerably during the year, making long duration bonds the best performing bonds in 2005.

Japan's economy surprised on the strong side in 2005. The Japanese stock market was one of the best performing global markets which hurt the performance of Japanese bonds. Returns for Japanese bonds were the worst in the index for 2005.

The two highest performers within the index were Canada and the U.K. Canada's positive return was driven by the fact that the Bank of Canada has lagged U.S. Federal Reserve rate increases, opening a sizeable gap in short rate spreads of 1% between these two countries. Also, the strong Canadian dollar has eased upward pressure on interest rates. U.K. yields performed well as the Bank of England was one of the only central banks to cut interest rates in 2005, as the drag from housing hit consumer demand.

Even though the local bond returns were positive in all markets within the index, the currency portion of total return had the most significant impact. Only Canada produced a positive total return when including the currency. The positive bond returns in other markets were reduced by the appreciation of the dollar against the yen, euro and sterling.

The non-government sectors of the international bond markets were not a major source of positive or negative return in 2005. Security selection in high yield and corporate bonds certainly added value as some sectors, like autos, performed poorly. Emerging markets was the best performing sector once again among the non-government sectors as credit quality continued to improve and capital flowed freely into the sector.

The Fund underperformed its benchmark during the year. Our positions in investment grade and high yield corporate bonds and emerging market securities were the largest positive contributor relative to our benchmark. The results of our country weightings were mixed. We were underweight in Japan but lost value by not overweighting the long end of the European yield curve. Duration positioning was another negative factor as long duration bonds outperformed despite strong economic growth and rising short-term yields. Our process emphasizes value in bond markets and, given the low level of real yields, we were surprised at the performance of long-duration bonds in 2005.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Our outlook for international bonds in 2006 is favorable. We believe that the performance of global economies will be close to trend, yet the behavior of central banks around the world could be quite different. The Fed will probably pause in raising interest rates while Europe and Canada and perhaps also Japan continue to raise interest rates. We believe opportunities for added value can be found in the higher real yielding markets of Australia, the U.K., Sweden and even the U.S. if the housing market exerts a large drag on economic growth. In a global tightening cycle Japan may end up being a good diversifying position if economic growth peters out. Non-government sectors such as corporate and emerging market bonds have increased in value quite a bit over the past two years, and we believe that these sectors will not perform as well as in the past but that the sector still offers opportunities to add value through security selection.

During the year we changed portfolio managers on the International Fixed Income Fund II. Charles Dolan and Thomas Fahey have assumed management responsibility of the fund while Chuck Cook pursues new responsibilities within the firm.

We appreciate your continued support and look forward to working on your behalf over the next year.

/s/ Thomas Fahey                                              /s/ Charles Dolan
Thomas Fahey                                                      Charles Dolan

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

     Comparison of Change in Value of $100,000 Investment in Standish Mellon International Fixed Income Fund II and J.P. Morgan Non-U.S. Unhedged Index
--------------------------------------------------------------------------------

                                    [GRAPH]

                          Average Annual Total Returns
                          (for period ended 12/31/2005)
--------------------------------------------------------------------------------

                                                                       Since
                                                                     Inception
  1 Year                 3 Years                5 Years               6/30/1999
--------------------------------------------------------------------------------
  (9.95)%                 6.61%                  6.87%                  5.25%

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains and assuming a constant rate of performance each year. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

*     Source: Bloomberg Inc.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                           Shareholder Expense Example
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Expenses Paid
                              Beginning           Ending        During Period+
                            Account Value     Account Value    July 1, 2005 to
                             July 1, 2005   December 31, 2005  December 31, 2005
--------------------------------------------------------------------------------
Actual                       $  1,000.00       $    963.60         $    3.71
Hypothetical (5% return
   per year before
   expenses)                 $  1,000.00       $  1,021.42         $    3.82

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

            Portfolio Information as of December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

      Summary of Combined Ratings
      -------------------------------------------------------
                                                Percentage of
      Quality Breakdown                          Investments
      -------------------------------------------------------
      AAA                                           59.0%
      AA                                            15.2
      A                                              8.1
      BBB                                            6.7
      BB                                             5.8
      B                                              1.0
      Below B                                        4.2
                                                   -----
        Total                                      100.0%

                                                               Percentage of
      Top Ten Holdings*                    Rate     Maturity    Investments
      ----------------------------------------------------------------------
      Bundesobligation                     4.500   8/17/2007       7.3%
      Swedish Government                   5.250   3/15/2011       6.1
      Bundesrepub Deutschland              5.250    7/4/2010       5.4
      Belgium Government Bond              4.250   9/28/2013       5.2
      Deutsche Republic                    4.750    7/4/2034       5.0
      Hellenic Republic Government Bond    3.700   7/20/2015       4.5
      Development Bank of Japan            1.700   9/20/2022       4.3
      Queensland Treasury Corp.            0.000   6/14/2011       4.2
      Netherlands Government Bond          5.500   7/15/2010       3.8
      United Kingdom Gilt                  4.750    6/7/2010       3.7
                                                                 -----
                                                                  49.5%

      *     Excluding short-term investments and investment of cash collateral.

                                                Percentage of
      Economic Sector Allocation                 Investments
      -------------------------------------------------------
      Government                                    69.3%
      Corporate                                     23.9
      Emerging Markets                               5.9
      Cash & equivalents                             0.9
                                                   -----
                                                   100.0%

      The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                                       Par         Value
Security Description                                                 Rate     Maturity                Value      (Note 1A)
---------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--97.4%

BONDS AND NOTES--95.9%

Corporate--1.5%

Basic Materials--0.2%
Georgia-Pacific Corp.                                                8.000%   1/15/2024   USD          70,000   $     66,850
                                                                                                                ------------
Communications--0.3%
Qwest Corp. 144A (a)                                                 7.741    6/15/2013               125,000        134,844
                                                                                                                ------------
Financial--1.0%
Chevy Chase Bank FSB                                                 6.875    12/1/2013                45,000         46,350
Glencore Funding LLC 144A                                            6.000    4/15/2014               105,000         98,757
Residential Capital Corp.                                            6.375    6/30/2010                45,000         45,725
Residential Capital Corp. (b)                                        6.875    6/30/2015                80,000         85,007
Residential Capital Corp. (a)                                        5.896    6/29/2007                55,000         55,136
Residential Capital Corp. (a)                                        5.670   11/21/2008               155,000        155,204
                                                                                                                ------------
                                                                                                                     486,179
                                                                                                                ------------
Total Corporate (Cost $678,195)                                                                                      687,873
                                                                                                                ------------
Sovereign Bonds--4.5%
Argentina Bonos (a)                                                  4.005     8/3/2012               250,000        195,750
Egyptian Treasury Bill 144A                                          7.500    3/23/2006               480,000        492,869
Egyptian Treasury Bill 144A                                          9.000    7/14/2006               115,000        119,303
Republic of Brazil                                                   8.000    1/15/2018               115,000        124,085
Republic of Brazil (a)                                               2.063    4/15/2012                65,001         64,189
Republic of El Salvador                                              7.650    6/15/2035                65,000         66,950
Republic of Panama                                                   8.875    9/30/2027                95,000        113,050
Republic of Philippines                                              9.375    1/18/2017               105,000        120,225
Republic of South Africa                                             9.125    5/19/2009                35,000         39,244
Republic of South Africa                                             7.375    4/25/2012                50,000         55,500
Republic of Turkey                                                  11.500    1/23/2012               150,000        190,313
Russian Federation                                                  11.000    7/24/2018                20,000         29,475
Russian Federation                                                   5.000    3/31/2030               330,000        372,075
Russian Ministry of Finance                                          3.000    5/14/2008               140,000        132,475
                                                                                                                ------------
Total Sovereign Bonds (Cost $2,064,015)                                                                            2,115,503
                                                                                                                ------------
Yankee Bonds--0.3%
Naftogaz Ukrainy                                                     8.125    9/30/2009               100,000        103,500
Rogers Wireless, Inc.                                                7.500    3/15/2015                25,000         27,000
                                                                                                                ------------
Total Yankee Bonds (Cost $130,131)                                                                                   130,500
                                                                                                                ------------
US Treasury Obligations--2.8%
U.S. Treasury Inflation-Indexed Bond (b)                             0.875    4/15/2010               678,166        644,708
U.S. Treasury Note (b)                                               4.250    8/15/2013               650,000        644,186
                                                                                                                ------------
Total US Treasury Obligations (Cost $1,317,899)                                                                    1,288,894
                                                                                                                ------------
Foreign Denominated--86.8%

Argentina--0.2%
Republic of Argentina                                                0.698    9/30/2014   ARS         330,000        108,802
                                                                                                                ------------
Australia--6.3%
Australian Government Bond                                           6.000    2/15/2017   AUD       1,335,000      1,042,647
Queensland Treasury Corp.                                            0.000    6/14/2011             2,480,000      1,873,613
                                                                                                                ------------
                                                                                                                   2,916,260
                                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

          Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                                     Par            Value
Security Description                                                 Rate     Maturity              Value         (Note 1A)
---------------------------------------------------------------------------------------------------------------------------
Brazil--0.3%
Republic of Brazil                                                  12.500%    1/5/2016   BRL         285,000   $    122,267
                                                                                                                ------------
Canada--3.4%
Canadian Government Bond                                             5.000     6/1/2014   CAD         560,000        517,128
Canadian Pacific Railway Ltd. 144A                                   4.900    6/15/2010                95,000         83,460
Province of Ontario                                                  5.200     3/8/2007               555,000        484,184
Quebec Province                                                      4.500   11/29/2007               560,000        484,949
                                                                                                                ------------
                                                                                                                   1,569,721
                                                                                                                ------------

Denmark--0.3%
Realkredit Danmark A/S                                               4.000    1/1/2006    DKK         735,000        116,643
                                                                                                                ------------
Euro--46.3%
ASIF III                                                             5.125    5/10/2007   EUR         180,000        218,758
Autostrade SpA (a)                                                   2.552     6/9/2011               200,000        238,704
Belgium Government Bond                                              4.250    9/28/2013             1,830,000      2,313,833
Bombardier, Inc.                                                     5.750    2/22/2008               100,000        118,350
Bundesobligation (c)                                                 4.500    8/17/2007             2,675,000      3,248,397
Bundesobligation (b)                                                 3.000    4/11/2008               165,000        195,727
Bundesobligation                                                     3.250     4/9/2010               340,000        405,852
Bundesrepub Deutschland                                              5.250     7/4/2010             1,880,000      2,427,745
Citigroup Inc. (a)                                                   2.237     6/3/2011               110,000        130,246
Deutsche Bundesrepublik (c)                                          4.000     7/4/2009               270,000        330,108
Deutsche Cap Trust IV (a)                                            5.330    9/29/2049                85,000        109,068
Deutsche Republic (c)                                                4.500     1/4/2013             1,005,000      1,285,747
Deutsche Republic                                                    3.250     7/4/2015               795,000        937,261
Deutsche Republic                                                    4.750     7/4/2034             1,550,000      2,209,825
FCE Bank PLC (a)                                                     2.389    6/28/2006               770,000        887,510
French Treasury Note                                                 5.000    1/12/2006               255,000        301,949
GE Capital European Funding (a)                                      2.198     5/4/2011               110,000        130,127
General Motors Acceptance Corp.                                      4.375    9/26/2006                60,000         68,849
Glencore Finance Europe SA/Luxembourg                                5.375    9/30/2011               190,000        230,869
GMAC International Finance BV (a)                                    3.876     8/4/2006               275,000        312,444
Hellenic Republic Government Bond                                    3.700    7/20/2015             1,670,000      2,007,564
Kappa Beheer BV                                                     10.625    7/15/2009                20,000         24,508
Kingdom of Denmark                                                   3.125   10/15/2010               760,000        899,993
Linde Finance BV                                                     6.000    7/29/2049               120,000        145,755
MPS Capital Trust I                                                  7.990     2/7/2011                85,000        119,128
Netherlands Government Bond                                          5.500    7/15/2010             1,305,000      1,702,039
Owens-Brockway Glass Containers                                      6.750    12/1/2014                60,000         70,300
Resona Bank Ltd. 144A                                                4.125    1/10/2049                70,000         82,259
Sogerim                                                              7.000    4/20/2011               100,000        137,414
Sumitomo Mitsui Banking Corp. 144A (a)                               4.375    7/15/2049               130,000        155,860
Telenet Communications NV 144A                                       9.000   12/15/2013                50,000         65,536
                                                                                                                ------------
                                                                                                                  21,511,725
                                                                                                                ------------

Japan--11.8%
Development Bank of Japan                                            1.600    6/20/2014   JPY      70,000,000        607,752
Development Bank of Japan                                            1.700    9/20/2022           230,000,000      1,912,050
European Investment Bank                                             1.400    6/20/2017            85,000,000        709,362
Japan Finance Corp.                                                  1.550    2/21/2012           132,000,000      1,148,774
KFW International Finance                                            1.750    3/23/2010           125,000,000      1,106,495
                                                                                                                ------------
                                                                                                                   5,484,433
                                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                                     Par            Value
Security Description                                                 Rate     Maturity              Value         (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
Mexico--0.3%
Mexican Fixed Rate Bonds                                             8.000%  12/19/2013   MXN       1,735,000   $    161,045
                                                                                                                ------------
Singapore--2.4%
Singapore Government Bond                                            3.500     7/1/2012   SGD       1,850,000      1,136,803
                                                                                                                ------------
Sweden--7.2%
Swedish Government                                                   8.000    8/15/2007   SEK       4,420,000        603,777
Swedish Government                                                   5.250    3/15/2011            19,525,000      2,702,785
                                                                                                                ------------
                                                                                                                   3,306,562
                                                                                                                ------------
United Kingdom--8.3%
Barclays Bank PLC                                                    6.000    9/15/2026   GBP          90,000        161,640
Bat International Finance PLC                                        6.375   12/12/2019                60,000        112,622
British Telecom PLC                                                  7.125    12/7/2006               125,000        219,991
Deutsche Telekom International Finance BV                            7.125    9/26/2012               115,000        221,107
HBOS Capital Funding LP (d)                                          6.461   11/30/2048                60,000        116,372
Inco                                                                15.750    7/15/2006               200,000        359,449
Transco Holdings PLC                                                 7.000   12/16/2024                50,000        108,085
United Kingdom Gilt                                                  4.750     6/7/2010               925,000      1,628,389
United Kingdom Gilt                                                  8.000    9/27/2013               285,000        615,072
United Kingdom Gilt                                                  4.250     6/7/2032               175,000        313,433
                                                                                                                ------------
                                                                                                                   3,856,160
                                                                                                                ------------
Total Foreign Denominated (Cost $41,648,506)                                                                      40,290,421
                                                                                                                ------------
TOTAL BONDS AND NOTES (COST $45,838,746)                                                                          44,513,191
                                                                                                                ------------

PURCHASED OPTIONS--0.1%                                                                         Contract Size
                                                                                                -------------
EUR Put/USD Call, Strike Price 1.20, 2/23/06                                              USD         955,000         20,151
EUR Put/USD Call, Strike Price 1.20, 3/16/06                                                          960,000         21,120
EUR Put/USD Call, Strike Price 1.18, 4/5/06                                                           955,000         14,009
iTRAXX Europe Series 4 Version 1, Strike Price .50, 6/20/2006 (e)                         EUR       1,950,000          1,351
                                                                                                                ------------
TOTAL PURCHASED OPTIONS (Cost$46,149)                                                                                 56,631
                                                                                                                ------------
SHORT-TERM INVESTMENTS--0.2%

U.S. Treasury Bills--0.2%                                                                           Par Value
                                                                                                    ---------
U.S.Treasury Bill (c) (e)                                            3.800     3/9/2006   USD          50,000         49,648
U.S.Treasury Bill (b)(c)(e)                                          3.810    3/16/2006                50,000         49,608
                                                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS (COST $99,243)                                                                           99,256
                                                                                                                ------------

INVESTMENT OF CASH COLLATERAL--1.2%                                                                   Shares
                                                                                                      ------
BlackRock Cash Strategies L.L.C. (f) (Cost $563,194)                 4.310                USD         563,194        563,194
                                                                                                                ------------

TOTAL UNAFFILIATED INVESTMENTS (Cost $46,547,332)                                                                 45,232,272
                                                                                                                ------------

AFFILIATED INVESTMENTS--0.4%
Dreyfus Institutional Preferred Money Market Plus Fund (f)(g)
   (Cost $172,084)                                                   4.060                            172,084        172,084
                                                                                                                ------------

TOTAL INVESTMENTS--97.8% (Cost $46,719,416)                                                                       45,404,356
                                                                                                                ------------

Other Assets, Less Liabilities--2.2%                                                                               1,009,492
                                                                                                                ------------

NET ASSETS--100%                                                                                                $ 46,413,848
                                                                                                                ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

Notes to Schedule of Investments

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers. At the period end, the value of these securities amounted to $1,150,629 or 2.5% of net assets.

ARS--Argentina Peso

AUD--Australian Dollar

BRL--Brazilian Real

CAD--Canadian Dollar

DKK--Danish Krone

EUR--Euro

GBP--British Pound

JPY--Japanese Yen

MXN--Mexican Peso

SEK--Swedish Krone

SGD--Singapore Dollar

(a)   Variable Rate Security; rate indicated is as of 12/31/2005.

(b)   Security, or a portion thereof, was on loan at December 31, 2005.

(c)   Denotes all or part of security segregated as collateral.

(d)   Step up security; rate indicated is as of 12/31/05.

(e)   Rate noted is yield to maturity.

(f)   Stated yield is the seven day yield for the fund at year end.

(g)   Affiliated institutional money market fund.

At December 31, 2005, the Fund held the following futures contracts:

                                                                         Underlying Face    Unrealized
Contracts to Receive                       Position   Expiration Date    Amount at Value   Gain/(Loss)
------------------------------------------------------------------------------------------------------
U.S. 5 Year Treasury Note (30 Contracts)     Short       3/31/2006         $ 3,192,891      $  2,444
U.S. 10 Year Treasury Note (9 Contracts)     Short       3/31/2006             978,047        (6,649)
Euro--Bobl (6 Contracts)                     Short       3/10/2006             793,931           365
Euro--Bund (4 Contracts)                     Short       3/15/2006             566,113        (4,872)
                                                                                            --------
                                                                                            $ (8,712)
                                                                                            ========

At December 31, 2005, the Fund held the following forward foreign currency exchange contracts:

                                Local
                              Principal     Contract         Value at        USD Amount   Unrealized
Contracts to Deliver            Amount     Value Date   December 31, 2005    to Receive   Gain/(Loss)
-----------------------------------------------------------------------------------------------------
Australian Dollar              3,300,000     3/15/2006     $  2,414,388     $ 2,457,896    $  43,508
Brazilian Real                   365,000     2/10/2006          154,210         131,074      (23,136)
British Pound Sterling           310,000     3/15/2006          533,223         549,084       15,861
Canadian Dollar                  600,000     3/15/2006          517,141         518,659        1,518
Euro                           1,320,000     3/15/2006        1,568,745       1,583,981       15,236
Japanese Yen                  95,000,000     3/15/2006          813,020         821,494        8,474
Swedish Krona                 27,080,000     3/15/2006        3,428,542       3,462,030       33,488
Singapore Dollar               2,000,000     3/15/2006        1,206,054       1,205,330         (724)
                                                           ------------     -----------    ---------
Total                                                      $ 10,635,323     $10,729,548    $  94,225
                                                           ============     ===========    =========

                                Local
                              Principal      Contract        Value at        USD Amount    Unrealized
Contracts to Receive            Amount      Value Date  December 31, 2005    to Deliver   Gain/(Loss)
-----------------------------------------------------------------------------------------------------
Brazilian Real                    365,000    2/10/2006     $    154,210     $   121,667    $  32,543
Brazilian Real                    280,000    3/15/2006          117,238         115,559        1,679
Danish Krone                    6,505,000    3/15/2006        1,036,695       1,048,788      (12,093)
Euro                            1,715,000    3/15/2006        2,038,183       2,059,887      (21,704)
Japanese Yen                1,394,110,000    3/15/2006       11,930,934      12,071,573     (140,639)
                                                           ------------     -----------    ---------
Total                                                      $ 15,277,260     $15,417,474    $(140,214)
                                                           ============     ===========    =========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

At December 31, 2005, the Fund held the following open swap contracts:

                                                                                                                      Unrealized
Credit Default Swaps                 Reference                 Buy/Sell  (Pay)/Receive  Expiration     Notional      Appreciation/
   Counterparty                       Entity                  Protection   Fixed Rate      Date         Amount      (Depreciation)
----------------------------------------------------------------------------------------------------------------------------------
Bear Stearns                Alcoa, Inc., 6.000% due 1/15/2012     Buy      (0.415)%      6/20/2010     72,000 USD      $    (662)
Bear Stearns                 Alcoa, Inc., 6.500% due 6/1/2011     Buy       (0.52)%      6/20/2010    158,000 USD         (2,124)
Bear Stearns            Conocophillips, 4.750% due 10/15/2012     Buy       (0.31)%      6/20/2010    230,000 USD           (860)
Bear Stearns               Nucor Corp., 4.875% due 10/01/2012     Buy       (0.40)%      6/20/2010    108,000 USD            (48)
Bear Stearns         Ukraine Government, 7.650% due 6/11/2013     Sell      2.840%      12/20/2009     80,000 USD          4,229
Deutsche Bank        Republic of Brazil, 12.25%, due 3/6/2030     Sell      1.450%      10/20/2008    240,000 USD          1,317
Goldman Sachs                   Consolidated Natural Gas Co.,
                                        6.000% due 10/15/2010     Sell      0.200%       3/20/2006  1,440,000 USD            482
JPMorgan                                   Dow Jones CDX.EM.4     Sell      1.800%      12/20/2010    917,000 USD         (2,598)
JPMorgan               Daimlerchrysler AG, 7.20% due 9/1/2009     Sell      0.700%      12/20/2010    225,000 EUR            (41)
JPMorgan                    Degussa AG, 5.125% due 12/10/2013     Buy       (1.75)%     12/20/2010    375,000 EUR         (8,999)
JPMorgan                  France Telecom, 7.25% due 1/28/2013     Sell      0.660%      12/20/2015    100,000 EUR         (1,945)
JPMorgan                        British American Tobacco PLC,
                                         4.875% due 2/25/2009     Sell      0.425%      12/20/2010    225,000 EUR            978
JPMorgan                           Glencore International AG,
                                        5.375%, due 9/30/2011     Sell      1.480%      12/20/2010    225,000 EUR          2,523
JPMorgan                 ICI Wilmington, 5.625% due 12/1/2013     Sell      0.510%      12/20/2010    225,000 EUR             18
JPMorgan               iTraxx Europe HiVol Series 4 Version 1     Buy       (0.70)%     12/20/2010  1,175,000 EUR         (1,322)
JPMorgan             Republic of Panama, 8.875% due 9/30/2027     Sell      1.500%      12/20/2010    145,000 USD            294
JPMorgan               Republic of Peru, 8.75% due 11/21/2033     Buy       (1.70)%     12/20/2010    145,000 USD          2,930
JPMorgan               Telecom Italia SPA, 6.25% due 2/1/2012     Sell      0.520%      12/20/2010    225,000 EUR           (621)
JPMorgan                     Volkswagen, 4.875% due 5/22/2013     Sell      0.450%      12/20/2010    225,000 EUR            212
Morgan Stanley                   Wendy's International, Inc.,
                                         6.25% due 11/15/2011     Buy       (0.62)%     12/20/2010    370,000 USD          3,134
                                                                                                                       ---------
                                                                                                                       $  (3,103)
                                                                                                                       =========

                                                                                                                       Unrealized
Interest Rate Swaps                Floating Rate              Pay/Receive                  Expiration     Notional    Appreciation/
   Counterparty                        Index                    Floating     Fixed Rate        Date        Amount    (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns                      USD--LIBOR--BBA                 Pay          3.907%      11/19/2009     $ 80,000      $ (2,685)
                                                                                                                        ========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

The Fund held the following written option contracts at December 31, 2005:

Written Put Options   Strike Price   Expiration Date   Contracts    Premium    Value
------------------------------------------------------------------------------------
USD Put/EUR Call         1.2800         2/23/2006          1        $ 9,741   $  382
USD Put/EUR Call         1.2800         3/16/2006          1         11,219      864
USD Put/EUR Call         1.2600         4/05/2006          1          9,216    2,894
                                                           -        -------   ------
                                                           3        $30,176   $4,140
                                                           =        =======   ======

Written Call Option   Strike Price   Expiration Date   Contracts    Premium    Value
-------------------------------------------------------------------------------------
EUR Put/USD Call         1.1200         4/05/2006          1        $ 4,680   $ 2,562
                                                                    =======   =======

                                             Percentage of
                      Country Allocation       Net Assets
                      ------------------------------------
                      Euro                       47.8%
                      Japan                      12.2
                      U.K.                        8.6
                      Canada                      3.5
                      Denmark                     0.0
                      Sweden                      7.4
                      Australia                   6.5
                      U.S.                       10.6
                      Singapore                   2.5
                      Mexico                      0.4
                      Brazil                      0.3
                      Argentina                   0.2
                                                -----
                                                100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                       Statement of Assets and Liabilities
                               December 31, 2005
--------------------------------------------------------------------------------

Assets
   Investments in securities (including securities on loan, valued at $547,809) (Note 7)
     Unaffiliated issuers, at value (Note 1A) (cost $46,547,332)                                        $ 45,232,272
     Affiliated issuers, at value (Note 1A) (cost $172,084) (Note 1H)                                        172,084
   Foreign Currency (cost, $516,834)                                                                         513,172
   Receivable for Fund shares sold                                                                           362,563
   Receivable from Advisor                                                                                       164
   Swap premium paid                                                                                          17,012
   Unrealized appreciation on forward currency exchange contracts (Note 6)                                   152,307
   Unrealized appreciation on swap contracts (Note 6)                                                         16,117
   Interest and dividends receivable                                                                         845,946
   Receivable for variation margin (Note 6)                                                                    1,546
   Prepaid expenses                                                                                           11,387
                                                                                                        ------------
     Total assets                                                                                         47,324,570

Liabilities
   Payable for Fund shares redeemed                                                        $  21,302
   Collateral for securities on loan (Note 7)                                                563,194
   Unrealized depreciation on forward currency exchange contracts (Note 6)                   198,296
   Distributions payable                                                                      34,871
   Payable for swap premiums                                                                  11,921
   Unrealized depreciation on swap contracts (Note 6)                                         21,905
   Due to Custodian                                                                            9,710
   Options written, at value (premium received $46,149) (Note 6)                               6,702
   Accrued chief compliance officer (Note 2)                                                     404
   Accrued professional fees                                                                  31,175
   Accrued administrative service fees (Note 2)                                                  867
   Accrued accounting, administration, custody and transfer agent fees (Note 2)                7,955
   Accrued trustees' fees and expenses (Note 2)                                                1,325
   Accrued expenses and other liabilities                                                      1,095
                                                                                           ---------
     Total liabilities                                                                                       910,722
                                                                                                        ------------
Net Assets                                                                                              $ 46,413,848
                                                                                                        ============
Net Assets consist of:
   Paid-in capital                                                                                      $ 48,619,253
   Accumulated net realized gain                                                                             113,405
   Distributions in excess of net investment income                                                         (954,782)
   Net unrealized depreciation                                                                            (1,364,028)
                                                                                                        ------------
Total Net Assets                                                                                        $ 46,413,848
                                                                                                        ============
Shares of beneficial interest outstanding                                                                  2,189,083
                                                                                                        ============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                      $      21.20
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                             Statement of Operations
                      For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income (net of foreign withholding tax of $813)                                 $  1,859,838
   Dividend income from affiliated investments (Note 1H)                                          85,410
   Security lending income (Note 7)                                                                4,985
                                                                                            ------------
                                                                                               1,950,233

Expenses
   Investment advisory fee (Note 2)                                          $    192,358
   Accounting, administration, custody, and transfer agent fees (Note 2)          117,686
   Professional fees                                                               51,844
   Registration fees                                                               23,750
   Trustees' fees and expenses (Note 2)                                             7,476
   Insurance expense                                                                7,150
   Miscellaneous                                                                   12,076
                                                                             ------------
     Total Expenses                                                               412,340

Deduct:
   Waiver of investment advisory fee (Note 2)                                     (51,602)
                                                                             ------------
     Net expenses                                                                                360,738
                                                                                            ------------
       Net investment income                                                                   1,589,495
                                                                                            ------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
     Investments                                                                  836,520
     Financial futures transactions                                               (26,110)
     Written options transactions                                                  (2,154)
     Foreign currency transactions and forward currency exchange contracts     (1,924,660)
     Swap transactions                                                             45,493
                                                                             ------------
       Net realized gain (loss)                                                               (1,070,911)
   Change in unrealized appreciation (depreciation) on:
     Investments                                                               (5,170,199)
     Financial futures contracts                                                    3,523
     Written options contracts                                                     28,154
     Foreign currency translations and forward currency exchange contracts       (440,420)
     Swap contracts                                                                (7,669)
                                                                             ------------
       Net change in net unrealized appreciation (depreciation)                               (5,586,611)
                                                                                            ------------
     Net realized and unrealized gain (loss) on investments                                    6,657,522
                                                                                            ------------
Net Decrease in Net Assets from Operations                                                  $ (5,068,027)
                                                                                            ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    For the             For the
                                                                                  Year Ended          Year Ended
                                                                               December 31, 2005   December 31, 2004
                                                                               -----------------   -----------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income                                                          $  1,589,495        $  1,337,696
  Net realized gain (loss)                                                         (1,070,911)          1,508,254
  Change in net unrealized appreciation (depreciation)                             (5,586,611)          1,775,281
                                                                                 ------------        ------------
  Net increase (decrease) in net assets from investment operations                 (5,068,027)          4,621,231
                                                                                 ------------        ------------
Distributions to Shareholders (Note 1E)
  From net investment income                                                       (1,400,043)         (1,965,761)
                                                                                 ------------        ------------
  Total distributions to shareholders                                              (1,400,043)         (1,965,761)
                                                                                 ------------        ------------
Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                                 18,026,659          28,789,234
  Value of shares issued to shareholders in reinvestment of distributions           1,334,158           1,946,429
  Cost of shares redeemed                                                         (16,193,309)         (7,660,029)
                                                                                 ------------        ------------
  Net increase (decrease) in net assets from Fund share transactions                3,167,508          23,075,634
                                                                                 ------------        ------------
Total Increase (Decrease) in Net Assets                                            (3,300,562)         25,731,104

Net Assets
  At beginning of year                                                             49,714,410          23,983,306
                                                                                 ------------        ------------
  At end of year [including distributions in excess of net investment
  income and undistributed net investment income of ($954,782) and $304,457]     $ 46,413,848        $ 49,714,410
                                                                                 ============        ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                 --------------------------------------------------------------
                                                                    2005         2004         2003         2002         2001
                                                                 ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                             $    24.23   $    22.97   $    21.66   $    17.83   $    18.87
                                                                 ----------   ----------   ----------   ----------   ----------
From Operations:
      Net investment income *(a)                                       0.74         0.88         0.77         0.73         0.73
      Net realized and unrealized gain (loss) on investments          (3.12)        1.52         3.81         3.10        (1.74)
                                                                 ----------   ----------   ----------   ----------   ----------
Total from investment operations                                      (2.38)        2.40         4.58         3.83        (1.01)
                                                                 ----------   ----------   ----------   ----------   ----------
Less Distributions to Shareholders:
      From net investment income                                      (0.65)       (1.14)       (3.27)          --        (0.03)
                                                                 ----------   ----------   ----------   ----------   ----------
Total distributions to shareholders                                   (0.65)       (1.14)       (3.27)          --        (0.03)
                                                                 ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period                                   $    21.20   $    24.23   $    22.97   $    21.66   $    17.83
                                                                 ==========   ==========   ==========   ==========   ==========
Total Return (b)                                                      (9.95%)      10.73%       21.51%       21.48%       (5.31%)

Ratios/Supplemental Data:
      Expenses (to average daily net assets)*                          0.75%        0.75%        0.55%        0.55%        0.55%
      Net Investment Income (to average daily net assets)*             3.31%        3.93%        3.34%        3.87%        3.99%
      Portfolio Turnover                                                139%         132%         192%         178%         205%
      Net Assets, End of Period (000's omitted)                  $   46,414   $   49,714   $   23,983   $   21,202   $   40,337

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share (a)                              $     0.72   $     0.84   $     0.60   $     0.60   $     0.68
Ratios (to average daily net assets):
    Expenses                                                           0.86%        0.91%        1.30%        1.23%        0.85%
    Net investment income                                              3.20%        3.77%        2.59%        3.19%        3.69%

(a)   Calculated based on average shares outstanding.

(b) Total return would have been lower in the absence of fee waivers and expense limitations.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon International Fixed Income II Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities, and at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or secutities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of secutities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

      Permanent book and tax basis differences will result in reclassifications among undistributed net investment income, accumulated net realized gain
      (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Foreign currency transactions

      The Portfolio maintains its records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      E. Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets

      F. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific fund are allocated among funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, or its affiliates.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is payable monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.75% of the Fund's average daily net assets for the year ended December 31, 2005. Pursuant to this agreement, for the year ended December 31, 2005, Standish Mellon voluntarily waived a portion of its investment advisory fee in the amount of $51,602. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      The Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $7,823 during the year ended December 31, 2005.

      The Fund has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $109,863 during the year ended December 31, 2005.

      The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank received $2,131 for the year December 31, 2005. See Note 7 for further details.

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the period ended December 31, 2005, the Fund was charged $2,269. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. For the year ended December 31, 2005 the Fund was charged $867 for fees payable to Mellon Private Wealth Management. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2005 were as follows:

                                                         Purchases      Sales
                                                        -----------  -----------
      U.S. Government Securities                        $ 4,410,834  $ 2,594,019
                                                        ===========  ===========
      Investments (non-U.S. Government Securities)      $61,207,036  $56,304,982
                                                        ===========  ===========

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                               For the             For the
                                              Year Ended         Year Ended
                                          December 31, 2005   December 31, 2004
                                          -----------------   -----------------
      Shares sold                              796,615            1,262,514
      Shares issued to shareholders in
        reinvestment of distributions
        declared                                59,347               83,344
      Shares redeemed                         (719,016)            (337,694)
                                              --------            ---------
      Net increase (decrease)                  136,946            1,008,164
                                              ========            =========

      At December 31, 2005, three shareholders of record held approximately 82% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended December 31, 2005, the Fund did not collect any redemption fees

(5)   Federal Taxes:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of December 31, 2005, was as follows:

      Unrealized appreciation                           $   202,664
      Unrealized depreciation                            (1,597,334)
                                                        -----------
      Net unrealized appreciation/depreciation           (1,394,670)
      Undistributed ordinary income                         178,627
      Cost for federal income tax purposes               46,799,026

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                          2005            2004
                                       ----------      ----------
            Ordinary income            $1,400,043      $1,965,761

      The Fund elected to defer to its fiscal year ending December 31, 2006 $989,812 of currency losses recognized during the period November 1, 2005 to December 31, 2005.

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Fund may trade the following instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      Transactions in written call and put options were as follows:

                                                     Number of
            Written Put Option Transactions          Contracts      Premiums
                                                     ---------      --------
            Outstanding, beginning of period                 0      $      0
            Options written                                  3        30,176
            Options expired                                  0             0
            Options closed                                   0             0
                                                     ---------      --------
            Outstanding, end of period                       3      $ 30,176
                                                     =========      ========

                                                     Number of
            Written Call Options Transactions        Contracts      Premiums
                                                     ---------      --------
            Outstanding, beginning of period                 0      $      0
            Options written                                  1         4,680
            Options expired                                  0             0
            Options closed                                   0             0
                                                     ---------      --------
            Outstanding, end of period                       1      $  4,680
                                                     =========      ========

      See Schedule of Investments for further details.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2005, the Portfolio held open foreign currency exchange contracts. See Schedule of Investments for further details.

      Futures contracts

      The Fund may enter into financial futures contracts for the sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December 31, 2005, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

      Swap agreements

      The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At December 31, 2005, the Fund held open swap contracts. See the Schedule of Investments for further details.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)   Security Lending:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      The Fund loaned securities during the year ended December 31, 2005 and earned interest on the invested collateral of $141,111 of which, $136,126 was rebated to borrowers or paid in fees. At December 31, 2005, the Fund had securities valued at $547,809 on loan. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

(8)   Delayed Delivery Transactions:

      The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Fund instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund did not enter into any delayed delivery transactions during the year ended December 31, 2005.

(9)   Line of Credit:

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolio/funds at the end of each quarter. For the year ended December 31, 2005, the facility fee was $563 for the Fund.

      During the year ended December 31, 2005, the Fund had average borrowing outstanding of $609,000 for one day and incurred $81 of interest expense.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of the Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon International Fixed Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of invesments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon International Fixed Income Fund II (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 1, 2006

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      The Investment Company Act of 1940 requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Fund's investment adviser, Standish Mellon Asset Management Company LLC ("Standish Mellon"), a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 22, 2005 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of Standish Mellon attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 18, 2005.

      The information requested by the Independent Trustees and reviewed by the entire Board included:

      (i) Financial and Economic Data: Standish Mellon's income statements, as well as a profitability analysis of Standish Mellon, including a separate presentation of Standish Mellon's profitability relative to that of several publicly traded investment advisers;

      (ii) Management Teams and Operations: Standish Mellon's Form ADV, as well as information concerning Standish Mellon's executive management, investment management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

      (iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and Standish Mellon's separate account advisory fee schedules;

      (iv) Specific Facts Relating to the Fund: Standish Mellon's commentary on the Fund's performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by Standish Mellon providing salient data about the Fund and Standish Mellon's views concerning the issues of breakpoints in the management fee schedule of the Fund and potential economies of scale; and

      (v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

      In considering the continuation of the Fund's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the Fund's advisory agreement and the compensation to Standish Mellon provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

      Nature, Extent and Quality of Services

      The Board considered the nature, scope and quality of the overall services provided to the Fund by Standish Mellon. In their deliberations as to the continuation of the Fund's advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust Standish Mellon, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

      Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by Standish Mellon. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

      The Trustees reviewed the background and experience of the Fund's two portfolio managers and also met with senior management of Standish Mellon to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Standish Mellon's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

      The Board determined that Standish Mellon had the expertise and resources to manage the Fund effectively.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Investment Performance

      The Board considered the investment performance of the Fund against a peer group of investment companies selected by Standish Mellon with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board for at the September 22, 2005 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

      The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2005 based on the Lipper materials provided to the Board at the September 22, 2005 meeting. The Board found that the Fund underperformed its peer group average returns for the one-year period (5.19% vs. 7.37%), three-year period (10.60% vs. 11.36%) and five-year period (7.86% vs. 9.00%). The Trustees requested that Standish Mellon arrange for a presentation to the Board, as part of the usual fund reporting cycle, to explain the reasons for the Fund's underperformance and efforts by Standish Mellon to improve the Fund's performance.

      Advisory Fee and Other Expenses

      The Board considered the advisory fee rate paid by the Fund to Standish Mellon. The Lipper data presenting the Fund's "net advisory fees" included fees paid by the Fund, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Trust's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund's advisory fees to those peers that include administrative fees within a blended advisory fee.

      The Fund's contractual advisory fee was 0.40%, in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.619%. The Fund's net advisory fee, after giving effect to expense limitations, was 0.276%, below the peer group median net advisory fee of 0.468%. Based on the Lipper data, as well as other factors discussed at the September 22, 2005 meeting, the Board determined that the Fund's advisory fee is reasonable relative to its peer group averages, both with and without giving effect to expense limitations.

      The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Standish Mellon. Based on the additional scope and complexity of the services provided and responsibilities assumed by Standish Mellon with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable.

      The Board also considered the Fund's expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.747% (after giving effect to expense limitations) was lower than the median net expense ratio of the peer group of 0.836% notwithstanding the fact that all of the other funds in the peer group were larger than the Fund.

      Standish Mellon's Profitability

      The Board considered Standish Mellon's profitability in managing the Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by Standish Mellon or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that, based on the profitability information submitted to them by Standish Mellon, Standish Mellon incurred losses in managing many of the investment companies in the Mellon Institutional Funds family of funds, including the Fund, and that among those funds that were profitable to Standish Mellon, several generated only marginal profitability for the firm. The Trustees observed that Standish Mellon had incurred losses in operating the Fund in both 2003 and 2004.

      Economies of Scale

      The Board also considered the extent to which economies of scale might be realized as the Fund grows. They observed that the Standish Mellon Fixed Income Portfolio, the largest fund in the complex, already had breakpoints in its fee arrangement that reflected economies resulting from its size. The Board concluded that, at existing asset levels and considering current assets growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time. They requested, however, that management consider the issue of future breakpoints and respond to the Independent Trustees and to present a proposal for such breakpoints or, in each case as applicable, management's rationale as to why such future breakpoints are not necessary or appropriate for a particular Fund.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon International Fixed Income Fund II

    Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Other Benefits

      The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Board, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Funds;
      (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the Funds to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

      The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                      * * *

      The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund's advisory agreement and the compensation to Standish Mellon provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2005. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                         Number of                        Trustee
                                                                      Principal        Portfolios in       Other        Remuneration
Name                                             Term of Office     Occupation(s)      Fund Complex    Directorships   (period ended
Address, and                     Position(s)     and Length of       During Past        Overseen by       Held by       December 31,
Date of Birth                  Held with Trust    Time Served          5 Years            Trustee         Trustee          2005)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee        Trustee since   Chairman Emeritus,        32             None            $1,069
c/o Decision Resources, Inc.                      11/3/1986       Decision Resources,
260 Charles Street                                                Inc. ("DRI")
Waltham, MA 02453                                                 (biotechnology
9/30/40                                                           research and
                                                                  consulting firm);
                                                                  formerly Chairman
                                                                  of the Board and
                                                                  Chief Executive
                                                                  Officer, DRI

Caleb Loring III                   Trustee        Trustee since   Trustee, Essex            32             None            $1,180
c/o Essex Street Associates                       11/3/1986       Street Associates
P.O. Box 5600                                                     (family
Beverly, MA 01915                                                 investment trust
11/14/43                                                          office)

Benjamin M. Friedman               Trustee        Trustee since   William Joseph            32             None            $1,069
c/o Harvard University                            9/13/1989       Maier, Professor
Littaver Center 127                                               of Political
Cambridge, MA 02138                                               Economy, Harvard
8/5/44                                                            University

John H. Hewitt                     Trustee        Trustee since   formerly Trustee,         32             None            $1,069
P.O. Box 2333                                     11/3/1986       Mertens House,
New London, NH 03257                                              Inc. (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard               Trustee,        Since 2003      President and             32             None            $    0
The Boston Company               President                        Chief Operating
Asset Management, LLC            and Chief                        Officer of The
One Boston Place                 Executive                        Boston Company
Boston, MA 02108                  Officer                         Asset Management,
7/24/65                                                           LLC; formerly
                                                                  Senior Vice
                                                                  President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  President and
                                                                  Chief Financial
                                                                  Officer, MAM

Principal Officers who are Not Trustees

Name                                          Term of Office
Address, and                Position(s)       and Length of                    Principal Occupation(s)
Date of Birth             Held with Trust      Time Served                       During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Barbara A. McCann          Vice President    Since 2003        Senior Vice President and Head of Operations, Mellon
Mellon Asset Management    and Secretary                       Asset Management ("MAM"); formerly First Vice President,
One Boston Place                                               MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson         Vice President    Vice President    Vice President and Mutual Funds Controller, Mellon Asset
Mellon Asset Management    and Treasurer     since 1999;       Management
One Boston Place                             Treasurer since
Boston, MA 02108                             2002
7/14/65

Denise B. Kneeland         Assistant Vice    Since 1996        Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management      President                         Mellon Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren           Assistant Vice    Since 2001        Assistant Vice President and Manager of Compliance,
Mellon Asset Management      President                         Mellon Asset Management ("MAM"); formerly Manager of
One Boston Place                                               Shareholder Services, MAM, Shareholder Representative,
Boston, MA 02108                                               Standish Mellon Asset Management Company LLC
1/19/71

Mary T. Lomasney          Chief Compliance   Since 2005        First Vice President, Mellon Asset Management and Chief
Mellon Asset Management       Officer                          Compliance Officer, Mellon Funds Distributor and Mellon
One Boston Place                                               Optima L/S Strategy Fund, LLC; formerly Director,
Boston, MA 02108                                               Blackrock, Inc., Senior Vice President, State Street
4/8/57                                                         Research & Management Company ("SSRM"), Vice President,
                                                               SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                  [LOGO]  Mellon
                          --------------------------
                          Mellon Institutional Funds

                          One Boston Place
                          Boston, MA 02108-4408
                          800.221.4795
                          www.melloninstitutionalfunds.com

                                                                      6945AR1205

                                        [MELLON LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                      Standish Mellon
                                                   Emerging Markets Debt Fund
--------------------------------------------------------------------------------
Year Ended December 31, 2005

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[MELLON LOGO] Mellon
              --------------------------
              Mellon Institutional Funds

February 2006

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2005.

To put the 2005 environment in perspective, the economy showed resiliency, largely shrugging off the effects of Hurricanes Katrina and Rita. Real GDP advanced 4.1% in the third quarter, although some lagging impact of the storms is likely to reduce fourth quarter growth. While the storm damage and related oil shocks did not significantly derail economic growth, these events did help dampen investor enthusiasm, with mixed results for the broad equity markets. The S&P 500 advanced 3%, while the Dow Jones Industrial Average fell by 0.6%. Both developed and emerging foreign markets outperformed the U.S., as foreign companies' profitability continued to exceed expectations. For example, in local currency terms, the MSCI EAFE Index, a broad representation of international stocks, advanced 25.9%, while the MSCI Emerging Markets index advanced 24.5%.

In the bond market, the U.S. Federal Reserve continued its course of "measured" tightenings, which steadily pushed up short-term rates. By year-end, however, the Fed started to signal that the cycle of tightenings was approaching conclusion. The yield curve ended the year virtually flat, as the long end changed very little in 2005, reflecting the market's conviction that inflation was relatively contained. This environment proved very good for long-term bond investors. The Lehman U.S. Treasury Long Bond Index, for example, had a total return of 6.5% in 2005. A major focus in 2006 will be on incoming Fed Chairman Ben Bernanke, and how he implements his inflation-targeting philosophy in his new role.

Looking ahead, we believe the global expansion should become more balanced in 2006. Internal domestic demand abroad should expand, while the contribution by the U.S. to overseas economic growth - by virtue of its widening balance of trade - should slow. In the U.S., the key questions this year appear to be the extent to which a softening housing market will be a drag on the economy, and whether corporate spending will be enough to pick up the slack. GDP is anticipated by most economists to be above 3%, as the accommodative monetary policy of the past several years continues to support expansion. During the past several years, companies have been hoarding cash, reluctant to boost employment or spend on plant and equipment. That trend is beginning to reverse, and more support for the economy is likely to come from increased corporate spending, and from the rebuilding efforts in New Orleans and other damaged regions. Some of the concerns from last year carry over to 2006. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Higher energy prices act like a tax on economic growth. Fortunately, recent inflation indicators have been good, which gives consumers higher real income and the Fed some breathing room in its tightening policy.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

The emerging market debt asset class had another strong year as it outperformed other asset classes for the third year in a row in 2005. Overall, there was spread tightening as a result of strong fundamentals, improving credit quality and strategic inflows into the asset class. There were also periodic sell-offs, led mostly by exogenous forces, such as rising short-term rates in the U.S. and equity market volatility. Over 2005, the Emerging Markets Debt Fund outperformed the JP Morgan index by 256 basis points; it returned 13.29% versus the JP Morgan EMBI Global index, which returned 10.73%. The Dominican Republic was the best performing market, returning 24.2%, followed by the Philippines which returned 20.6%. Other notable performers included Venezuela at 16.1% and Uruguay at 16.3%. Russia and Brazil returned 13.29% and 13.21% respectively, while Mexico underperformed the market, returning 8.1%.

During the year, the tug of war between positive credit fundamentals and inflows to the asset class on the one hand, and exogenous factors like the Federal Reserve rhetoric on the other hand, persisted in emerging markets. However, several key factors dominated the market in 2005: on the positive side, strong commodity prices and further consolidation in oil prices, continued improvements in emerging market countries' macroeconomic fundamentals and new strategic inflows into the asset class. On the negative side, U.S. Fed rate hikes, inflation scares and sporadic episodes of risk aversion in the equity markets spooked the market.

The year began with a sell-off in emerging markets, mostly driven by a surge in issuance as well as U.S. Treasury volatility. The market soon calmed down, but in April spreads widened again. Volatility and risk aversion continued to dominate the second quarter as the markets focused on issues related to Ford and GM, hedge fund correlation trades and fears over a slowdown in U.S. growth. Reacting to these factors, credit spreads widened and equity markets sold off. Emerging markets spreads widened, but unlike the 2004 sell-off, the market's strong fundamental backdrop and continued improvement in credits limited the extent of the widening.

By the end of the second quarter though, external risk dissipated and the market began focusing on emerging markets fundamentals. Argentina successfully restructured its defaulted debt, which was upgraded by Moody's, a boost to the asset class. In Europe, as expected, France and The Netherlands rejected the EU constitution. While this was disappointing, the impact on Turkey and other accession countries was muted. Finally, the resurgence of oil prices was supportive for credits like Russia and Venezuela, further improving sentiment toward emerging markets, and driving emerging markets spreads much tighter.

In the third quarter, strong inflows and favorable fundamentals dominated emerging markets markets, driving spreads tighter, and ignoring the uncertain external environment. U.S. monetary policy was a key risk as the Federal Reserve kept on tightening rates, however, several key factors were favorable for the sector.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

First, the trend of rising commodity prices was a plus: while it threatened global growth, it remained a key support to the asset class given that most emerging market countries are large exporters of oil and other natural resources. This helped strengthen the current account and fiscal account position for most countries. Further, excess cash from oil exports receipts has enabled countries like Russia to continue to buy back their external debt. Second, equity market volatility, a key driver of emerging markets, remained low. Third, strategic inflows at the end of the third quarter helped spreads grind tighter.

In terms of performance, the Fund began the year on a soft note, and was flat to the index in the first quarter. We had positioned the portfolio for stable to slightly tighter spreads, keeping beta higher than the index and increasing spread duration. However, performance turned around, and the Fund outperformed the JP Morgan EMBI Global Index every quarter for the rest of the year as the Fund correctly overweighed credits like the Dominican Republic, Brazil, Russia, Venezuela and the Philippines.

The outlook for 2006 is positive as we expect the emerging markets asset class to continue to differentiate itself from other asset classes. Fundamentals have improved significantly, and positive technicals, such as strategic inflows, are expected to continue. Another positive is that many emerging markets pre-financed in 2005 for 2006, so there should be less financing needs in 2006. On the external side, we feel that the Fed is close to the end of its tightening cycle. This is usually positive for emerging markets as well. Some of the risks in our outlook include an unfavorable global economic backdrop or a significant geopolitical scare. Further, we expect some particular uncertainties due to the multiple elections in Latin America. We do not expect the broader spreads to widen by much, but the risk would be country specific.

We thank you for your continued support.

/s/ John L. Peta                            /s/ Boris Segura

John L. Peta                                Boris Segura

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

    Comparison of Change in Value of $100,000 Investment in Standish Mellon
         Emerging Markets Debt Fund and the JP Morgan EMBI Global Index
--------------------------------------------------------------------------------

                              [PLOT POINTS TO COME]

                          Average Annual Total Returns
                          (for period ended 12/31/2005)
--------------------------------------------------------------------------------
                                                          Since
                                                        Inception
        1 Year                 3 Years                  03/26/2001
--------------------------------------------------------------------------------
        13.29%                 17.65%                     15.74%

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

*     Source: Bloomberg Inc.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                           Shareholder Expense Example
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Expenses Paid
                               Beginning         Ending          During Period+
                             Account Value    Account Value     July 1, 2005 to
                             July 1, 2005   December 31, 2005  December 31, 2005
--------------------------------------------------------------------------------
Actual                         $1,000.00        $1,064.80            $2.19
Hypothetical (5% return
  per year before expenses)    $1,000.00        $1,023.29            $2.14

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

           Portfolio Information as of December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Percentage of
Top Ten Holdings*                              Rate      Maturity   Investments
--------------------------------------------------------------------------------
Russian Federation                              5.000   3/31/2030       9.7%
Republic of Brazil                              5.250   4/15/2012       3.2
Republic of Brazil                              8.750    2/4/2025       2.7
Republic of Brazil                              8.000   1/15/2018       2.7
Republic of Brazil                             11.000   8/17/2040       2.6
Pemex Project Funding Master Trust              8.625    2/1/2022       2.4
United Mexican States                           8.125  12/30/2019       2.4
Republic of Brazil                             11.000   1/11/2012       2.4
Republic of Turkey                             11.875   1/15/2030       2.3
Republic of Turkey                             11.750   6/15/2010       2.2
                                                                    -------
                                                                       32.6%

*     Excluding short-term investments and investment of cash collateral.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                               Par       Value
Security Description                                 Rate    Maturity         Value    (Note 1A)
-------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--99.8%

BONDS AND NOTES--96.4%

Corporate--9.5%

Consumer Goods--1.8%
Argentine Beverages Finance 144A                    7.375%   3/22/2012  USD   30,000  $    30,150
Celulosa Arauco y Constitution SA (e)               5.625    4/20/2015        70,000       69,489
Innova S de RL                                      9.375    9/19/2013        45,000       49,950
                                                                                      -----------
                                                                                          149,589
                                                                                      -----------
Energy--6.5%
Morgan Stanley Bank AG for OAO Gazprom 144A         9.625     3/1/2013       100,000      120,625
National Power Corp. 144A (a)                       8.630    8/23/2011        35,000       37,607
Pemex Project Funding Master Trust                  6.625    6/15/2035        55,000       55,138
Pemex Project Funding Master Trust                  7.375   12/15/2014        55,000       61,105
Pemex Project Funding Master Trust                  8.625     2/1/2022       155,000      190,263
Salomon Brothers AF for OAO Siberian Oil Co.       10.750    1/15/2009        40,000       45,244
Salomon Brothers AF for Tyumen Oil Co.             11.000    11/6/2007        30,000       32,559
                                                                                      -----------
                                                                                          542,541
                                                                                      -----------
Utilities--1.2%
Cent Elet Brasileiras SA 144A                       7.750   11/30/2015       100,000      102,000
                                                                                      -----------
Total Corporate (Cost $768,400)                                                           794,130
                                                                                      -----------
Sovereign Bonds--78.9%
Banco Nacional de Comercio Exterior SNC 144A (e)    3.875    1/21/2009       140,000      134,400
Dominican Republic                                  9.040    1/23/2018        41,956       44,159
Egyptian Treasury Bill 144A                         7.500    3/23/2006        70,000       71,877
Egyptian Treasury Bill 144A                         9.000    7/14/2006       100,000      103,742
Lebanese Republic                                   8.500    1/19/2016        35,000       36,575
Ministry Finance Russia                             3.000    5/14/2011        60,000       53,550
Nigeria Promissory Notes Series RC                  5.092     1/5/2010       265,000       74,200
Republic of Argentina                               2.000     1/3/2010        57,000       36,645
Republic of Argentina (a)                           4.005     8/3/2012       105,000       82,215
Republic of Argentina (c)                           1.330   12/31/2038        70,000       23,100
Republic of Argentina (b) (e)                       8.280   12/31/2033        77,776       65,332
Republic of Brazil                                 14.500   10/15/2009        55,000       70,538
Republic of Brazil                                 10.000     8/7/2011        75,000       87,188
Republic of Brazil                                  8.875   10/14/2019        45,000       50,423
Republic of Brazil                                  8.750     2/4/2025       200,000      221,000
Republic of Brazil                                  8.250    1/20/2034       150,000      159,225
Republic of Brazil (e)                             11.000    8/17/2040       160,000      206,240
Republic of Brazil                                 14.500   10/15/2009        50,000       64,125
Republic of Brazil (a)                              5.250    4/15/2012       257,711      254,489
Republic of Brazil (b)                             11.000    1/11/2012       155,000      189,100
Republic of Brazil (b)                              8.000    1/15/2018       193,000      208,247
Republic of Colombia                               10.000    1/23/2012        95,000      113,050
Republic of Colombia                                8.125    5/21/2024        30,000       32,400
Republic of Colombia (a)                            6.142   11/16/2015       100,000      102,000
Republic of Costa Rica 144A                         8.050    1/31/2013        40,000       42,860
Republic of Ecuador (c)                             7.000    8/15/2030        35,000       31,850
Republic of Ecuador 144A                            9.375   12/15/2015       100,000       93,250
Republic of El Salvador                             8.250    4/10/2032        60,000       66,300
Republic of El Salvador 144A                        7.650    6/15/2035        35,000       36,050
Republic of Indonesia                               7.250    4/20/2015        35,000       35,919

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                               Par       Value
Security Description                                 Rate    Maturity         Value    (Note 1A)
-------------------------------------------------------------------------------------------------
Sovereign Bonds (continued)
Republic of Indonesia 144A                          8.500   10/12/2035  USD  100,000  $   108,750
Republic of Panama                                  7.125    1/29/2026        55,000       55,688
Republic of Panama                                  8.875    9/30/2027       120,000      142,800
Republic of Peru                                    9.875%    2/6/2015       120,000      144,000
Republic of Peru                                    8.750   11/21/2033        15,000       16,875
Republic of Philippines                             8.375    2/15/2011        65,000       70,200
Republic of Philippines                             9.375    1/18/2017       140,000      160,300
Republic of Philippines                            10.625    3/16/2025        45,000       57,150
Republic of Philippines (b)                         9.500     2/2/2030        90,000      105,750
Republic of Serbia                                  3.750    11/1/2024        70,000       62,300
Republic of South Africa                            7.375    4/25/2012        95,000      105,450
Republic of Turkey                                 11.750    6/15/2010       145,000      177,625
Republic of Turkey                                  7.250    3/15/2015        45,000       47,363
Republic of Turkey                                  7.375     2/5/2025       110,000      113,575
Republic of Turkey                                 11.875    1/15/2030        18,000       27,675
Republic of Turkey (b)                             11.875    1/15/2030       120,000      184,500
Republic of Uruguay                                 7.500    3/15/2015       100,000      102,750
Republic of Venezuela                              10.750    9/19/2013        90,000      110,700
Republic of Venezuela                               8.500    10/8/2014        30,000       33,000
Republic of Venezuela                               7.650    4/21/2025        80,000       81,700
Republic of Venezuela                               9.250    9/15/2027       145,000      171,825
Republic of Venezuela (a)                           5.194    4/20/2011       110,000      107,800
Republic of Vietnam 144A                            6.875    1/15/2016       100,000      104,250
Russian Federation                                 12.750    6/24/2028        80,000      146,800
Russian Federation                                  5.000    3/31/2030       692,000      780,230
Russian Ministry of Finance                         3.000    5/14/2008        85,000       80,431
United Mexican States                               8.375    1/14/2011        90,000      102,600
United Mexican States                               6.625     3/3/2015        30,000       32,850
United Mexican States                               8.125   12/30/2019       155,000      190,263
United Mexican States                               6.750    9/27/2034        40,000       43,750
United Mexican States (b)                           6.375    1/16/2013        90,000       95,625
                                                                                      -----------
Total Sovereign Bonds (Cost $6,273,500)                                                 6,554,624
                                                                                      -----------
Yankee Bonds--5.8%
Braskem Sa 144A                                    12.500    11/5/2008        45,000       52,538
Kazkommerts International Bank 144A                 8.000    11/3/2015       100,000      105,810
Naftogaz Ukrainy                                    8.125    9/30/2009       100,000      103,500
Telefonos de Mexico SA de CV                        4.750    1/27/2010       130,000      127,715
VTB CAP (Vneshtorgbank) 144A (a)                    5.250    9/21/2007       100,000      100,147
                                                                                      -----------
Total Yankee (Cost $485,466)                                                              489,710
                                                                                      -----------
Foreign Denominated--2.2%

Argentina--1.3%
Republic of Argentina                               0.698    9/30/2014  ARS  160,000       52,752
Republic of Argentina                               2.000     1/3/2016        90,000       52,693
                                                                                      -----------
                                                                                          105,445
                                                                                      -----------
Mexico--0.9%
Mexican Fixed Rate Bonds                            8.000   12/19/2013  MXN  800,000       74,256
                                                                                      -----------
Total Foreign Denominated (Cost $274,485)                                                 179,701
                                                                                      -----------
TOTAL BONDS AND NOTES (Cost $7,801,851)                                                 8,018,165
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                                      Value
Security Description                                                              Rate    Shares    (Note 1A)
--------------------------------------------------------------------------------------------------------------
WARRANTS--0.3%
Republic of Argentina Warrant, 12/15/2035 (d)                                             311,923  $    16,220
United Mexican States Warrant, 10/10/2006 (d)                                                 135        5,397
                                                                                                   -----------
Total Warrants (Cost $3,380)                                                                            21,617
                                                                                                   -----------

                                                                                         Contract
OPTIONS--0.0%                                                                              Size
                                                                                         --------
Dow Jones CDX. EM Series 4, exercise rate 100.9%, 2/21/2006 (premium paid $960)           150,000        1,200
                                                                                                   -----------
SHORT-TERM INVESTMENTS--4.8%

INVESTMENT OF CASH COLLATERAL--3.1%                                                       Shares
                                                                                         --------
BlackRock Cash Strategies L.L.C. (f) (Cost $254,310)                              4.310   254,310      254,310
                                                                                                   -----------
TOTAL UNAFFILIATED INVESTMENTS (Cost $8,060,501)                                                     8,295,292
                                                                                                   -----------
AFFILIATED INVESTMENTS--1.7%
Dreyfus Institutional Preferred Plus Money Market Fund (f) (g) (Cost $140,356)    4.060   140,356      140,356
                                                                                                   -----------
TOTAL INVESTMENTS--101.5% (Cost $8,200,857)                                                          8,435,648
                                                                                                   -----------
Liabilities in Excess of Other Assets--(1.5%)                                                         (123,275)
                                                                                                   -----------
NET ASSETS--100.0%                                                                                 $ 8,312,373
                                                                                                   ===========

Notes to Schedule of Investments

144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the year end, the value of these securities amounted to $1,244,056 or 15.0% of net assets.

ARS--Argentina Peso

MXN--Mexican Peso

(a)   Variable Rate Security; rate indicated as of 12/31/05.

(b)   Security, or a portion of thereof, was on loan at 12/31/05.

(c)   Stepup bond, rate indicated as of 12/31/05

(d)   Non-income producing.

(e)   Denotes all or part of security pledged as collateral.

(f)   Stated rate is the seven day yield for the fund at year end.

(g)   Affiliated institutional money market fund.

At December 31, 2005 the Fund held the following forward foreign currency exchange contracts:

                                  Local
                                Principal   Contract        Value at      USD Amount   Unrealized
Contracts to Deliver              Amount   Value Date  December 31, 2005  to Receive  Gain/(Loss)
-------------------------------------------------------------------------------------------------
Brazilian Real                    415,000   1/17/2006     $ 176,574        $ 150,794  $ (25,780)
Brazilian Real                    175,000    2/1/2006        74,115           72,494     (1,621)
Brazilian Real                    420,000   2/22/2006       176,879          139,278    (37,601)
Mexican Peso                      383,000   3/15/2006        36,056           35,267       (789)
Turkish Lira                       78,000    4/3/2006        56,479           56,481          2
                                                          ---------        ---------  ---------
Total                                                     $ 520,103        $ 454,314  $ (65,789)
                                                          =========        =========  =========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

At December 31, 2005 the Fund held the following forward foreign currency exchange contracts:

                                  Local
                                Principal   Contract        Value at      USD Amount   Unrealized
Contracts to Receive              Amount   Value Date  December 31, 2005  to Receive  Gain/(Loss)
-------------------------------------------------------------------------------------------------
Brazilian Real                    415,000   1/17/2006     $ 176,573        $ 134,697  $  41,876
Brazilian Real                    175,000    2/1/2006        74,115           67,895      6,220
Brazilian Real                    420,000   2/22/2006       176,879          143,296     33,583
Brazilian Real                    210,000   5/25/2006        86,198           86,659       (461)
Turkish Lira                      156,000    4/3/2006       112,959          111,625      1,334
                                                          ---------        ---------  ---------
Total                                                     $ 626,724        $ 544,172  $  82,552
                                                          =========        =========  =========

At December 31, 2005, the Fund held the following open swap contracts:

 Credit Default Swaps                 Reference                   Buy/Sell               Expiration  Notional    Unrealized
     Counterparty                      Entity                    Protection  Fixed Rate     Date      Amount   Appreciation
---------------------------------------------------------------------------------------------------------------------------
Bear Stearns           Ukraine Government, 7.650% due 6/11/2013     Sell         2.84%   12/20/2009  $110,000     $ 5,817
Deutsche Bank          Republic of Brazil, 12.25%, due 3/6/2030     Sell         1.45%   10/20/2008   331,000       1,817
Deutsche Bank                    Gazprom, 9.125%, due 4/25/2007     Sell         1.04%   11/20/2007   325,000       1,764
JP Morgan              Republic of Panama, 8.875% due 9/30/2027     Sell         1.50%   12/20/2010    44,000          87
JP Morgan                Republic of Peru, 8.75% due 11/21/2033     Buy         (1.70%)  12/20/2010    44,000         889
                                                                                                                  -------
                                                                                                                  $10,374
                                                                                                                  =======

At December 31, 2005, the Fund held the following written option call contract:

                                            Exercise  Expiration  Notional
Security                     Counter Party    Rate       Date      Amount   Premium    Value
--------------------------------------------------------------------------------------------
Dow Jones CDX.EM Series 4    Deutsche Bank    1.80%    2/21/2006  $300,000    $960    $1,200

                                                             Percentage of
        Geographic Region                                      Investments
        -------------------------------------------------------------------
        Latin America                                               57.0%
        Europe                                                      28.0
        Asia                                                         7.6
        Africa                                                       4.0
        Middle East                                                  1.6
        Cash & equivalents                                           1.8
                                                                   -----
                                                                   100.0%

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                       Statement of Assets and Liabilities
                                December 31, 2005
--------------------------------------------------------------------------------

Assets
  Investments in securities (including securities on loan, valued at $246,521 (Note 7))
    Unaffiliated issuers, at value (Note 1A) (cost $8,060,501)                                         $8,295,292
    Affiliated issuers, at value (Note 1A) (cost $140,356) (Note 1H)                                      140,356
  Foreign currency (cost $1,437)                                                                            1,419
  Receivable for securities sold                                                                           29,464
  Interest and dividends receivable                                                                       162,089
  Unrealized appreciation on forward currency exchange contracts (Note 6)                                  83,015
  Unrealized appreciation on swap contracts, (Note 6)                                                      10,374
  Prepaid expenses                                                                                         18,336
                                                                                                       ----------
    Total assets                                                                                        8,740,345
Liabilities
  Collateral for securities on loan (Note 7)                                                $ 254,310
  Payable for securities purchased                                                              1,040
  Unrealized depreciation on forward currency exchange contracts (Note 6)                      66,252
  Options written (premium received $960) (Note 6)                                              1,200
  Distributions payable                                                                        58,695
  Accrued accounting, administration, custody and transfer agent fees (Note 2)                  5,658
  Accrued chief compliance officer fee (Note 2)                                                   403
  Accrued professional fees                                                                    37,601
  Accrued trustees' fees and expenses (Note 2)                                                    632
  Other accrued expenses and liabilities                                                        2,181
                                                                                            ---------
    Total liabilities                                                                                     427,972
                                                                                                       ----------
Net Assets                                                                                             $8,312,373
                                                                                                       ----------
Net Assets consist of:
  Paid-in capital                                                                                      $8,046,778
  Accumulated net realized gain                                                                            20,839
  Distributions in excess of net investment income                                                        (16,939)
  Net unrealized appreciation                                                                             261,695
                                                                                                       ----------
Total Net Assets                                                                                       $8,312,373
                                                                                                       ==========
Shares of beneficial interest outstanding                                                                 425,649
                                                                                                       ==========
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                      $    19.53
                                                                                                       ==========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                             Statement of Operations
                      For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Interest income                                                                                      $  610,382
  Dividend income from affiliated investments (Note 1H)                                                     4,872
  Securitity lending income (Note 7)                                                                        8,389
                                                                                                       ----------
    Total investment income                                                                               623,643

Expenses
  Investment advisory fee (Note 2)                                                          $  38,879
  Accounting, administration, custody, and transfer agent fees (Note 2)                        56,657
  Professional fees                                                                            53,849
  Registration fees                                                                             5,825
  Trustees' fees and expenses (Note 2)                                                          2,894
  Insurance expense                                                                             4,900
  Miscellaneous                                                                                 9,048
                                                                                            ---------
                                                                                              172,052

Deduct:
  Waiver of investment advisory fee (Note 2)                                                  (38,879)
  Reimbursement of Fund operating expenses (Note 2)                                          (105,373)
                                                                                            ---------
    Total expense deductions                                                                 (144,252)
                                                                                            ---------
      Net expenses                                                                                         27,800

                                                                                                       ----------
        Net investment income                                                                             595,843

Realized and Unrealized Gain (Loss) on:
  Net realized gain (loss)
    Investments                                                                               577,768
    Financial future transactions                                                               9,607
    Foreign currency transactions and forward currency exchange transactions                   48,120
    Swap transactions                                                                           2,773
                                                                                            ---------
      Net realized gain                                                                                   638,268
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                              (418,263)
    Futures contracts                                                                           4,733
    Foreign currency translations and forward currency exchange contracts                      14,633
    Swap contracts                                                                              6,276
    Written options contracts                                                                    (240)
                                                                                          ---------
      Net change in net unrealized appreciation (depreciation)                                         (392,861)
                                                                                                       ----------
  Net realized and unrealized gain (loss) on investments                                                  245,407
                                                                                                       ----------
Net Increase in Net Assets from Operations                                                             $  841,250
                                                                                                       ==========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   For the             For the
                                                                                  Year Ended          Year Ended
                                                                              December 31, 2005   December 31, 2004
                                                                              -----------------   -----------------
Increase (Decrease) in Net Assets:

From Operations

  Net investment income                                                         $     595,843       $  1,148,795
  Net realized gain (loss)                                                            638,268            618,467
  Change in net unrealized appreciation (depreciation)                               (392,861)           111,845
                                                                                -------------        -----------
  Net increase (decrease) in net assets from investment operations                    841,250          1,879,107
                                                                                -------------        -----------

Distributions to Shareholders (Note 1C)

  From net investment income                                                         (535,695)        (1,054,097)
  From net realized gains on investments                                             (800,032)          (668,039)
                                                                                -------------        -----------
  Total distributions to shareholders                                              (1,335,727)        (1,722,136)
                                                                                -------------        -----------

Fund Share Transactions (Note 4)

  Net proceeds from sale of shares                                                  3,475,000          3,011,075
  Value of shares issued to shareholders in reinvestment of distributions           1,162,757          1,122,390
  Cost of shares redeemed                                                          (6,833,029)        (9,520,626)
                                                                                -------------        -----------
  Net increase (decrease) in net assets from Fund share transactions               (2,195,272)        (5,387,161)
                                                                                -------------        -----------

Total Increase (Decrease) in Net Assets                                            (2,689,749)        (5,230,190)

Net Assets

  At beginning of year                                                             11,002,122         16,232,312
                                                                                -------------        -----------
  At end of year [including distributions in excess of
    net investment income ($16,939) and ($16,065)]                              $   8,312,373        $11,002,122
                                                                                =============        ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                         For the Period
                                                                                                         March 26, 2001
                                                                     Year Ended  December 31,            (commencement
                                                             ----------------------------------------  of operations) to
                                                              2005        2004        2003      2002   December 31, 2001
                                                             ------     -------     -------    ------  -----------------
Net Asset Value, Beginning of the Year                       $20.37     $ 20.81     $ 18.39    $17.67       $20.00
                                                             ------     -------     -------    ------       ------
From Investment Operations:
       Net investment income * (a)                             1.57        1.56        1.61      1.59         1.58
       Net realized and unrealized gain (loss)
         on investmets                                         0.98        0.72        3.59      0.65         0.10
                                                             ------     -------     -------    ------       ------
Total from investment operations                               2.55        2.28        5.20      2.24         1.68
                                                             ------     -------     -------    ------       ------
Less Distributions to Shareholders:
       From net investment income                             (1.40)      (1.53)      (1.32)    (1.52)       (3.90)
       From net realized gain on investments                  (1.99)      (1.19)      (1.46)       --           --
       From tax return of capital                                --          --          --        --        (0.11)
                                                             ------     -------     -------    ------       ------
Total distributions to shareholders                           (3.39)      (2.72)      (2.78)    (1.52)       (4.01)
                                                             ------     -------     -------    ------       ------
Net Asset Value, End of Year                                 $19.53     $ 20.37     $ 20.81    $18.39       $17.67
                                                             ======     =======     =======    ======       ======
Total Return (b)                                              13.29%      11.54%      28.82%    13.20%        8.94%(c)
Ratios/Supplemental Data:
       Expenses (to average daily net assets)*                 0.36%       0.30%       0.30%     0.30%        0.30%(d)
       Net Investment Income (to average daily net             7.67%       7.53%       7.64%     8.83%       10.33%(d)
       assets)*
       Portfolio Turnover                                       172%        228%        224%      421%         505%(c)
       Net Assets, End of Year (000's omitted)               $8,314     $11,002     $16,232    $7,269       $3,702

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share (a)                          $ 1.19     $  1.37     $  1.26    $ 1.23       $ 1.34
Ratios (to average daily net assets):
Expenses                                                       2.22%       1.23%       1.92%     2.31%        1.82%(d)
Net investment income                                          5.81%       6.60%       6.02%     6.82%        8.81%(d)

(a)   Calculated based on average shares outstanding.

(b) Total return would have been lower in the absence of fee waivers and expense limitations.

(c)   Not annualized.

(d)   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Emerging Markets Debt Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The Fund's Board of Trustees approved, effective November 1, 2005, the change in the Fund's name from "Standish Mellon Opportunistic Emerging Markets Debt Fund" to "Standish Mellon Emerging Markets Debt Fund".

      The objective of the Fund is to generate a high total return through a combination of capital appreciation and income. The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by governments, companies and banks of emerging markets, as well as preferred stocks, warrants and tax-exempt bonds.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

      Permanent book and tax basis differences will result in reclassifications among undistributed net investment income, accumulated net realized gain
      (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Foreign currency transactions

      The Portfolio maintains its records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      E. Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets

      F. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.50% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.30% of the Fund's average daily net assets for the period from January 1, 2005 to October 31, 2005 and 0.65% for the period November 1, 2005 to December 31, 2005. Pursuant to this agreement, for the year ended December 31, 2005, Standish Mellon voluntarily waived its investment advisory fee in the amount of $38,879 and reimbursed the Fund for $105,373 of other operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      The Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $6,379 during the year ended December 31, 2005.

      The Fund has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $50,278 during the year ended December 31, 2005.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon bank received $3,602 for the year ended December 31, 2005. See Note 7 for further details.

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the period ended December 31, 2005, the Fund was charged $2,269 for fees payable to Mellon Private Wealth Management. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2005, were as follows:

                                                         Purchases      Sales
                                                        -----------  -----------
      U.S. Government Securities                        $   371,445  $   370,740
                                                        ===========  ===========
      Investments (non-U.S. Government Securities)      $12,737,655  $15,786,655
                                                        ===========  ===========

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                              For the              For the
                                            Year Ended          Year Ended
                                          December 31, 2005  December 31, 2004
                                          -----------------  ------------------
      Shares sold                                 170,232               158,814
      Shares issued to shareholders
        reinvestment of distributions
        declared                                   59,293                55,260
      Shares redeemed                            (343,898)             (454,120)
                                                 --------              --------
      Net increase (decrease)                    (114,373)             (240,046)
                                                 ========              ========

      At December 31, 2005, seven shareholders of record held approximately 99.96% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended December 31, 2005, the Fund did not collect any redemption fees.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)   Federal Taxes:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of December 31, 2005, was as follows:

         Unrealized appreciation                      $   375,223
         Unrealized depreciation                         (150,565)
                                                      -----------
         Net unrealized appreciation/depreciation         224,658
         Undistributed ordinary income                     18,708
         Undistributed long term capital gain              12,264
         Cost for federal income tax purposes           8,210,990

      Tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                          2005            2004
                                       -----------     -----------
            Ordinary income            $ 1,197,960     $ 1,653,944
            Capital gains-long term        137,767          68,192
                                       -----------     -----------
                                       $ 1,335,727     $ 1,722,136
                                       ===========     ===========

      The Fund elected to defer to its fiscal year ending December 31, 2006 $1,511 of currenct losses recognized during the period November 1, 2004 to December 31, 2005.

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Fund may trade the following instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      During the year ended December 31, 2005, the Fund entered into the following transactions:

                                                 Number of
                                                 Contracts    Premiums
                                                 ---------    --------
          Outstanding, beginning of period               0    $      -
          Options written                                1         960
                                                 ---------    --------
          Outstanding, end of year                       1    $    960
                                                 =========    ========

      The Fund had option transactions outstanding during the year ended December 31, 2005. See the Schedule of Investments for future details.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Forward currency exchange contracts

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts are included in the Statement of Assets and Liabilities.

      At December 31, 2005, the Fund held foreign currency exchange contracts. See the Schedule of Investments for further details.

      Futures contracts

      The Fund may enter into financial futures contracts for the sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December, 31, 2005, the Fund did not hold any financial futures contracts.

      Swap agreements

      The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At December 31, 2005, the Fund had swap agreements outstanding. See the Schedule of Investments for further details.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)   Security Lending:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      The Fund loaned securities during the year ended December 31, 2005 and earned interest on the invested collateral of $35,278 of which, $26,889 was rebated to borrowers or paid in fees. At December 31, 2005, the Fund had securities valued at $246,521 on loan. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

(8)   Delayed Delivery Transactions:

      The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Fund instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      The Fund did not enter into any delayed delivery transactions during the year ended December 31, 2005.

(9)   Line of Credit:

      The Fund, and other funds in the Trust and subtrusts in Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolio/funds at the end of each quarter. For the year ended December 31, 2005, the facility fee was $169 for the Fund.

      During the year ended December 31, 2005, the Fund had average borrowings outstanding of $24,290 for a total of thirty-one days and incurred $86 of interest expense.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Emerging Markets Debt Fund, formerly Standish Mellon Opportunistic Emerging Markets Debt Fund, (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period March 26, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2006

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      The Investment Company Act of 1940 requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from the Fund's investment adviser, Standish Mellon Asset Management Company LLC ("Standish Mellon"), a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 22, 2005 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of Standish Mellon attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 18, 2005.

      The information requested by the Independent Trustees and reviewed by the entire Board included:

      (i) Financial and Economic Data: Standish Mellon's income statements, as well as a profitability analysis of Standish Mellon, including a separate presentation of Standish Mellon's profitability relative to that of several publicly traded investment advisers;

      (ii) Management Teams and Operations: Standish Mellon's Form ADV, as well as information concerning Standish Mellon's executive management, investment management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

      (iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and Standish Mellon's separate account advisory fee schedules;

      (iv) Specific Facts Relating to the Fund: Standish Mellon's commentary on the Fund's performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year, as well as the Fund's "fact sheets" prepared by Standish Mellon providing salient data about the Fund and Standish Mellon's views concerning the issues of breakpoints in the management fee schedule of the Fund and potential economies of scale; and

      (v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

      In considering the continuation of the Fund's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the Fund's advisory agreement and the compensation to Standish Mellon provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

      Nature, Extent and Quality of Services

      The Board considered the nature, scope and quality of the overall services provided to the Fund by Standish Mellon. In their deliberations as to the continuation of the Fund's advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust Standish Mellon, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

      Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by Standish Mellon. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

      The Trustees reviewed the background and experience of the Fund's two portfolio managers and also met with senior management of Standish Mellon to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Standish Mellon's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

      The Board determined that Standish Mellon had the expertise and resources to manage the Fund effectively.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Investment Performance

      The Board considered the investment performance of the Fund against a peer group of investment companies selected by Standish Mellon with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board for at the September 22, 2005 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

      The Board considered the Fund's performance for the one- and three-year periods ended July 31, 2005 based on the Lipper materials provided to the Board at the September 22, 2005 meeting. The Board found that the Fund underperformed its peer group average returns for the one-year period (20.22% vs. 20.69%) and three-year period (21.11% vs. 22.83%).

      Advisory Fee and Other Expenses

      The Board considered the advisory fee rate paid by the Fund to Standish Mellon. The Lipper data presenting the Fund's "net advisory fees" included fees paid by the Fund, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Trust's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund's advisory fees to those peers that include administrative fees within a blended advisory fee.

      The Fund's contractual advisory fee was 0.50%, in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.754%.

      The Fund's net advisory fee, after giving effect to expense limitations, was 0.098%, well below the peer group median net advisory fee of 0.715%. Based on the Lipper data, as well as other factors discussed at the September 22, 2005 meeting, the Board determined that the Fund's advisory fee is reasonable relative to its peer group averages, both with and without giving effect to expense limitations.

      The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Standish Mellon. Based on the additional scope and complexity of the services provided and responsibilities assumed by Standish Mellon with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable.

      The Board also considered the Fund's expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.30% (after giving effect to expense limitations) was lower than the median net expense ratio of the peer group of 1.054% notwithstanding the fact that all of the other funds in the peer group were larger than the Fund.

      Standish Mellon's Profitability

      The Board considered Standish Mellon's profitability in managing the Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by Standish Mellon or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that, based on the profitability information submitted to them by Standish Mellon, Standish Mellon incurred losses in managing many of the investment companies in the Mellon Institutional Funds family of funds, including the Fund, and that among those funds that were profitable to Standish Mellon, several generated only marginal profitability for the firm. The Trustees observed that Standish Mellon had incurred losses in operating the Fund in both 2003 and 2004.

      Economies of Scale

      The Board also considered the extent to which economies of scale might be realized as the Fund grows. They observed that the Standish Mellon Fixed Income Portfolio, the largest fund in the complex, already had breakpoints in its fee arrangement that reflected economies resulting from its size. The Board concluded that, at existing asset levels and considering current assets growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time. They requested, however, that management consider the issue of future breakpoints and respond to the Independent Trustees and to present a proposal for such breakpoints or, in each case as applicable, management's rationale as to why such future breakpoints are not necessary or appropriate for a particular Fund.

                   Mellon Institutional Funds Investment Trust
                   Standish Mellon Emerging Markets Debt Fund

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Other Benefits

      The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Board, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Funds;
      (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the Funds to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

      The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                      * * *

      The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund's advisory agreement and the compensation to Standish Mellon provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2005. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                            Number of                     Trustee
                                                                       Principal          Portfolios in      Other      Remuneration
Name                                           Term of Office        Occupation(s)         Fund Complex  Directorships (period ended
Address, and                    Position(s)    and Length of          During Past          Overseen by      Held by     December 31,
Date of Birth                 Held with Trust   Time Served             5 Years             Trustee         Trustee         2005)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                 Trustee      Trustee since   Chairman Emeritus,              32           None            $611
c/o Decision Resources, Inc.                   11/3/1986       Decision Resources, Inc.
260 Charles Street                                             ("DRI") (biotechnology
Waltham, MA 02453                                              research and consulting
9/30/40                                                        firm); formerly Chairman
                                                               of the Board and Chief
                                                               Executive Officer, DRI

Caleb Loring III                  Trustee      Trustee since   Trustee, Essex Street           32           None            $637
c/o Essex Street Associates                    11/3/1986       Associates (family
P.O. Box 5600                                                  investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman              Trustee      Trustee since   William Joseph Maier,           32           None            $611
c/o Harvard University                         9/13/1989       Professor of Political
Littaver Center 127                                            Economy, Harvard
Cambridge, MA 02138                                            University
8/5/44

John H. Hewitt                    Trustee      Trustee since   formerly Trustee,               32           None            $611
P.O. Box 2333                                  11/3/1986       Mertens House, Inc.
New London, NH 03257                                           (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard               Trustee,     Since 2003      President and Chief             32           None             $0
The Boston Company            President and                    Operating Officer of
Asset Management, LLC         Chief Executive                  The Boston Company
One Boston Place                  Officer                      Asset Management, LLC;
Boston, MA 02108                                               formerly Senior Vice
7/24/65                                                        President and Chief
                                                               Operating Officer,
                                                               Mellon Asset Management
                                                               ("MAM") and Vice
                                                               President and Chief
                                                               Financial Officer, MAM

Principal Officers who are Not Trustees

Name                                          Term of Office
Address, and                 Position(s)      and Length of                      Principal Occupation(s)
Date of Birth              Held with Trust     Time Served                         During Past 5 Years
-------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann           Vice President    Since 2003        Senior Vice President and Head of Operations,
Mellon Asset Management     and Secretary                       Mellon Asset Management ("MAM"); formerly First
One Boston Place                                                Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson          Vice President    Vice President    Vice President and Mutual Funds Controller,
Mellon Asset Management     and Treasurer     since 1999;       Mellon Asset Management
One Boston Place                              Treasurer
Boston, MA 02108                              since 2002
7/14/65

Denise B. Kneeland          Assistant Vice    Since 1996        Vice President and Manager, Mutual Funds
Mellon Asset Management       President                         Operations, Mellon Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren            Assistant Vice    Since 2001        Assistant Vice President and Manager of Compliance,
Mellon Asset Management       President                         Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                                of Shareholder Services, MAM, Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management Company LLC
1/19/71

Mary T. Lomasney                Chief         Since 2005        First Vice President, Mellon Asset Management
Mellon Asset Management       Compliance                        and Chief Compliance Officer, Mellon Funds Distributor
One Boston Place               Officer                          and Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                                Director, Blackrock, Inc., Senior Vice President,
4/8/57                                                          State Street Research & Management Company ("SSRM"),
                                                                Vice President, SSRM

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

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

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

          [MELLON LOGO] Mellon
                        --------------------------
                        MELLON INSTITUTIONAL FUNDS
                        One Boston Place
                        Boston, MA 02108-4408
                        800.221.4795
                        www.melloninstitutionalfunds.com

                                                                      6947AR1205

                                              [LOGO]  Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                Standish Mellon
                                             Fixed Income Fund
--------------------------------------------------------------------------------
Year Ended December 31, 2005

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO]  Mellon
        --------------------------
        Mellon Institutional Funds

February 2006

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2005.

To put the 2005 environment in perspective, the economy showed resiliency, largely shrugging off the effects of Hurricanes Katrina and Rita. Real GDP advanced 4.1% in the third quarter, although some lagging impact of the storms is likely to reduce fourth quarter growth. While the storm damage and related oil shocks did not significantly derail economic growth, these events did help dampen investor enthusiasm, with mixed results for the broad equity markets. The S&P 500 advanced 3%, while the Dow Jones Industrial Average fell by 0.6%. Both developed and emerging foreign markets outperformed the U.S., as foreign companies' profitability continued to exceed expectations. For example, in local currency terms, the MSCI EAFE Index, a broad representation of international stocks, advanced 25.9%, while the MSCI Emerging Markets index advanced 24.5%.

In the bond market, the U.S. Federal Reserve continued its course of "measured" tightenings, which steadily pushed up short-term rates. By year-end, however, the Fed started to signal that the cycle of tightenings was approaching conclusion. The yield curve ended the year virtually flat, as the long end changed very little in 2005, reflecting the market's conviction that inflation was relatively contained. This environment proved very good for long-term bond investors. The Lehman U.S. Treasury Long Bond Index, for example, had a total return of 6.5% in 2005. A major focus in 2006 will be on incoming Fed Chairman Ben Bernanke, and how he implements his inflation-targeting philosophy in his new role.

Looking ahead, we believe the global expansion should become more balanced in 2006. Internal domestic demand abroad should expand, while the contribution by the U.S. to overseas economic growth - by virtue of its widening balance of trade - should slow. In the U.S., the key questions this year appear to be the extent to which a softening housing market will be a drag on the economy, and whether corporate spending will be enough to pick up the slack. GDP is anticipated by most economists to be above 3%, as the accommodative monetary policy of the past several years continues to support expansion. During the past several years, companies have been hoarding cash, reluctant to boost employment or spend on plant and equipment. That trend is beginning to reverse, and more support for the economy is likely to come from increased corporate spending, and from the rebuilding efforts in New Orleans and other damaged regions. Some of the concerns from last year carry over to 2006. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Higher energy prices act like a tax on economic growth. Fortunately, recent inflation indicators have been good, which gives consumers higher real income and the Fed some breathing room in its tightening policy.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                                   One Boston Place o Boston, MA 02108-4402
                                       A Mellon Asset Management Company

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

The economy grew steadily in 2005 despite continuous rate hikes by the U.S. Federal Reserve, sharply higher energy prices and major disruptions from Hurricanes Katrina and Rita. Job gains remained surprisingly strong with a 12-month moving average of 168,000 jobs, and the unemployment rate fell to 5%. Inflation news was generally positive as CPI, excluding food and energy, hovered in the area of 2% and the latest release of the Fed's preferred measure of inflation, core personal consumption expenditures, posted a moderate 1.8% rise year over year. Against this backdrop, short term interest rates rose significantly more than long term rates, leaving the slope between 2- and 10-year Treasuries virtually flat by year-end. In an environment where the Fed's inflation-fighting credibility and policy transparency has been quite good, interest rate volatility has fallen. Similarly, risk premiums have remained low during 2005. However, there has been a notable pickup in event risk in the corporate market over the course of the year which started with downgrades in the auto sector and spread more broadly with increasing merger activity and leveraged buy out rumors. As we close the year, slowing growth prospects, moderate inflation and a likely decline in the housing market lead us to expect that the Fed is nearly done raising rates.

For the latest year, the Standish Mellon Fixed Income Fund outperformed the Lehman Brothers U.S. Aggregate Index. Over the 12-month period ended December 31, 2005, the Fund returned 2.96% net of fees compared to 2.43% for the index. The Fund's yield curve strategy contributed strongly to excess returns as we implemented a barbell position (overweight cash and long bonds versus underweight intermediate maturities) which capitalized on the yield curve flattening. Similarly, a shorter-than-benchmark duration was advantageous given significantly higher intermediate bond yields. In spread sectors, the Fund's allocation to emerging markets was quite positive as the sector benefited from strong investor demand and improving credit momentum. Given rising U.S. rates relative to many global markets, the Fund's hedged position in European bonds added to returns. Treasury Inflation Protected Securities (TIPS) were another source of value added. During the year, we opportunistically added TIPS to take advantage of higher inflation accruals due to the surge in energy prices and undervalued breakeven inflation rates. In the corporate bond market, amid increasing negative headlines and event risk, our defensive security selection was positive for portfolio returns. Finally, our allocation to higher quality bonds in the commercial mortgage and asset backed sectors positively impacted performance.

As we begin 2006, we anticipate the Fed to pause soon given policymakers have moderated their hawkish inflation tone and expressed caution in tightening too aggressively. Meanwhile, as low risk premiums persist, the Fund's sector positioning remains defensive. We continue to capitalize on opportunities to purchase insurance in the credit default market for select issuers with a high probability of negative event risk. In the structured market, there are attractively priced opportunities in the asset backed sector with diversified pools of mortgages. We have moved the Fund's duration from shorter-than-the-index to neutral given that we are near the end of the tightening cycle. Finally, in a flat yield curve environment, we favor intermediate bonds which should benefit portfolio returns as we believe interest rates will likely fall in the front end of the curve when the Fed pauses.

As always, we look forward to serving you in 2006.

/s/ Catherine Powers

Catherine Powers                               Marc Seidner

                   Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

     Comparison of Change in Value of $100,000 Investment in Standish Mellon
         Fixed Income Fund and the Lehman Brothers U.S. Aggregate Index
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                              [PLOT POINTS TO COME]

                          Average Annual Total Returns
                          (for period ended 12/31/2005)
--------------------------------------------------------------------------------

                                                                    Since
                                                                  Inception
    1 Year       3 Years           5 Years        10 Years        3/30/1987
--------------------------------------------------------------------------------
     2.96%        4.65%             5.99%          5.94%            7.56%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                           Shareholder Expense Example
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Expenses Paid
                               Beginning         Ending          During Period+
                             Account Value    Account Value     July 1, 2005 to
                             July 1, 2005   December 31, 2005  December 31, 2005
--------------------------------------------------------------------------------
Actual                       $    1,000.00    $    1,003.80        $      2.17
Hypothetical (5% return
  per year before expenses)  $    1,000.00    $    1,023.04        $      2.19

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

           Portfolio Information as of December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                Percentage of
Summary of Combined Ratings                      Investments
-------------------------------------------------------------
Quality Breakdown
-------------------------------------------------------------
AAA and higher                                       64.4%
AA                                                    2.8
A                                                     8.7
BBB                                                  19.5
BB                                                    2.7
B                                                     1.9
                                                    -----
                                                    100.0

Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higher rating category.

                                                                   Percentage of
Top Ten Holdings*                       Rate         Maturity       Investments
--------------------------------------------------------------------------------
FNMA (TBA)                              6.000         1/1/2036          7.0%
U.S. Treasury Note                      3.625        4/30/2007          6.0
FNMA (TBA)                              4.500         1/1/2021          5.5
U.S. Treasury Notes                     3.500        2/15/2010          4.4
FNMA (TBA)                              5.000         1/1/2021          3.0
FNMA (TBA)                              5.500         1/1/2036          2.6
U.S. Treasury Bond                      5.250       11/15/2028          2.4
U.S. Treasury Note                      4.750        5/15/2014          1.2
FNMA (TBA)                              6.000         1/1/2021          1.2
FNMA (TBA)                              5.500         1/1/2025          0.8
                                                                       ----
                                                                       34.1%

*     Excluding short-term investments and investment of cash collateral.

                                              Percentage of
Economic Sector Allocation                     Investments
-----------------------------------------------------------
Treasury/Agency                                    24.8%
Mortgage pass through                              29.5
Credit                                             32.8
ABS/CMO/CMBS                                        9.8
Nondollar                                           0.6
Emerging markets                                    2.5
                                                  -----
                                                  100.0%

The Standish Mellon Fixed Income Fund invests all of its investable assets in an interest of the Standish Mellon Fixed Income Portfolio (See Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                       Statement of Assets and Liabilities
                                December 31, 2005
--------------------------------------------------------------------------------

Assets
   Investment in Standish Mellon Fixed Income Portfolio
      (Portfolio), at value (Note 1A)                                              $    457,799,857
   Receivable for Fund shares sold                                                          444,492
   Prepaid expenses                                                                           7,308
                                                                                   ----------------
      Total assets                                                                      458,251,657
Liabilities
   Distributions payable                                        $     2,274,109
   Payable for Fund shares redeemed                                      18,951
   Accrued administrative services expense (Note 2)                      31,738
   Accrued transfer agent fees (Note 2)                                   6,811
   Accrued professional fees                                             22,616
   Accrued trustees' fees (Note 2)                                          500
   Accrued chief compliance officer fee (Note 2)                            404
   Other accrued expenses and liabilities                                 5,285
                                                                ---------------
      Total liabilities                                                                   2,360,414
                                                                                   ----------------
Net Assets                                                                         $    455,891,243
                                                                                   ----------------
Net Assets consist of:
   Paid-in capital                                                                 $    640,671,216
   Accumulated net realized loss                                                       (184,094,466)
   Distributions in excess of net investment income                                        (282,143)
   Net unrealized depreciation                                                             (403,364)
                                                                                   ----------------
Total Net Assets                                                                   $    455,891,243
                                                                                   ================
Shares of beneficial interest outstanding                                                23,183,508
                                                                                   ================
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)
                                                                                   $          19.66
                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

                             Statement of Operations
                      For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Income allocated from Portfolio                                                                            $  21,109,034
   Expenses allocated from Portfolio                                                                             (2,076,858)
                                                                                                              -------------
      Net investment income allocated from Portfolio                                                             19,032,176
Expenses
   Transfer agent fees (Note 2)                                                            $        29,115
   Registration fees                                                                                41,249
   Professional fees                                                                                45,576
   Administrative services expenses (Note 2)                                                        31,738
   Trustees' fees and expenses (Note 2)                                                              2,001
   Insurance expense                                                                                 1,900
   Industry Association fees                                                                         7,926
   Miscellaneous                                                                                     5,522
                                                                                           ---------------
      Total expenses                                                                                                165,027
                                                                                                              -------------
         Net investment income                                                                                   18,867,149
                                                                                                              -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
      Investments                                                                                  637,983
      Financial futures transactions                                                               140,603
      Written options transactions                                                                 445,713
      Foreign currency transactions and forward currency exchange transactions                   1,413,087
      Swap transactions                                                                            440,129
                                                                                           ---------------
         Net realized gain (loss)                                                                                 3,077,515
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
      Investments                                                                               (8,659,451)
      Financial futures contracts                                                                  346,498
      Written options contracts                                                                     31,242
      Foreign currency translation and forward currency exchange contracts                         186,791
      Swap contracts                                                                                64,410
                                                                                           ---------------
         Net change in net unrealized appreciation (depreciation)                                                (8,030,510)
                                                                                                              -------------
   Net realized and unrealized gain (loss) on investments                                                        (4,952,995)
                                                                                                              -------------
Net Increase in Net Assets from Operations                                                                    $  13,914,154
                                                                                                              =============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               For the            For the
                                                                                             Year Ended          Year Ended
                                                                                          December 31, 2005  December 31, 2004
                                                                                          -----------------  -----------------
Increase (Decrease) in Net Assets:
From Investment Operations

   Net investment income                                                                   $    18,867,149     $  19,532,026
   Net realized gain (loss)                                                                      3,077,515        20,499,067
   Change in net unrealized appreciation (depreciation)                                         (8,030,510)      (13,157,811)
                                                                                           ---------------     -------------
   Net increase (decrease) in net assets from investment operations                             13,914,154        26,873,282
                                                                                           ---------------     -------------

Distributions to Shareholders (Note 1C)
   From net investment income                                                                  (22,878,370)      (27,209,831)
                                                                                           ---------------     -------------
   Total distributions to shareholders                                                         (22,878,370)      (27,209,831)
                                                                                           ---------------     -------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                             51,996,373        46,761,132
   Value of shares issued to shareholders in reinvestment of distributions                      15,442,638        18,592,134
   Cost of shares redeemed                                                                     (65,890,204)     (197,499,402)
                                                                                           ---------------     -------------
   Net increase (decrease) in net assets from Fund share transactions                            1,548,807      (132,146,136)
                                                                                           ---------------     -------------

Total Increase (Decrease) in Net Assets                                                         (7,415,409)     (132,482,685)

Net Assets
   At beginning of year                                                                        463,306,652       595,789,337
                                                                                           ---------------     -------------
   At end of year [including distributions in excess of income and
      undistributed net investment income of ($282,143) and $1,584,919]                    $   455,891,243     $ 463,306,652
                                                                                           ===============     =============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                 Year Ended December 31,
                                                             ---------------------------------------------------------------
                                                                2005        2004          2003        2002          2001
                                                             ---------    ---------    ---------    ---------    -----------
Net Asset Value, Beginning of the Year                       $   20.08    $   20.08    $   19.70    $   18.93    $     18.92
                                                             ---------    ---------    ---------    ---------    -----------

From Operations:
   Net investment income* (a)                                     0.82         0.77         0.75         0.93           1.22
   Net realized and unrealized gains (loss) on investments       (0.23)        0.36         0.28         0.71           0.10
                                                             ---------    ---------    ---------    ---------    -----------
Total from investment operations                                  0.59         1.13         1.03         1.64           1.32
                                                             ---------    ---------    ---------    ---------    -----------
Less Distributions to Shareholders:
   From net investment income                                    (1.01)       (1.13)       (0.65)       (0.87)         (1.31)
                                                             ---------    ---------    ---------    ---------    -----------
Total distributions to shareholders                              (1.01)       (1.13)       (0.65)       (0.87)         (1.31)
                                                             ---------    ---------    ---------    ---------    -----------
Net Asset Value, End of Year                                 $   19.66    $   20.08    $   20.08    $   19.70    $     18.93
                                                             =========    =========    =========    =========    ===========
Total Return (b)                                                  2.96%        5.74%        5.24%        8.89%          7.16%
Ratios/Supplemental data:
   Expenses (to average daily net assets)* (c)                    0.49%        0.48%        0.42%        0.38%          0.38%
   Net Investment Income (to average daily net assets)*           4.09%        3.77%        3.76%        4.86%          6.35%
   Net Assets, End of Year (000's omitted)                   $ 455,891    $ 463,307    $ 595,789    $ 941,240    $ 1,475,570

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share (a)                                N/A          N/A    $    0.73    $    0.93            N/A
Ratios (to average daily net assets):
   Expenses (c)                                                    N/A          N/A         0.45%        0.42%           N/A
   Net investment income                                           N/A          N/A         3.73%        4.82%           N/A

(a)   Calculated based on average shares outstanding.

(b)   Total return would have been lower in the absence of expense waivers.

(c)    Includes the Fund's share of the Portfolio's allocated expenses.

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Mellon Fixed Income Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100% at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      The Fund records its investment in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      Securities transactions in the Portfolio are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund are allocated in the Portfolio. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

      Permanent book and tax basis differences will result in reclassifications among accumulated net investment income, accumulated net realized gain
      (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)   Investment Advisory Fee and Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      The Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $29,115 during the year ended December 31, 2005.

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2005, the Fund was charged $2,269. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. For the year ended December 31, 2005 the Fund was charged $31,738. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2005, aggregated $67,138,420 and $88,960,526, respectively. The Fund receives a proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                            For the                   For the
                                                           Year Ended                Year Ended
                                                       December 31, 2005         December 31, 2004
                                                       -----------------         -----------------
Shares sold                                                 2,590,559                 2,338,169
Shares issued to shareholders for
   reinvestment of distributions                              777,096                   927,191

Shares redeemed                                            (3,260,750)               (9,861,429)
                                                           ----------                ----------

Net increase (decrease)                                       106,905                (6,596,069)
                                                           ==========                ==========

                  Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      At December 31, 2005, one shareholder of record held approximately 7% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and their costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions.

(5)   Federal Taxes:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                         Amount
                                                      -------------
                    Undistributed ordinary income     $          --
                    Accumulated losses                 (181,733,972)

      At December 31, 2005, the Fund, for federal income tax purposes, has capital loss carryovers of $181,733,972 which will reduce the Fund's taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

                           Capital Loss            Expiration
                             Carryover                Date
                           -------------           ----------
                           $  27,099,636           12/31/2007
                             118,614,149           12/31/2008
                              36,020,187           12/31/2009
                           -------------
                             181,733,972
                           =============

      It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

      The Fund elected to defer to its fiscal year ended December 31, 2006 $1,684,620 of capital losses and $282,143 of currency losses recognized during the period November 1, 2005 to December 31, 2005.

      Tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                          2005            2004
                                     -------------    -------------
          Ordinary income            $  22,878,370    $  27,209,831

      See corresponding master portfolio for tax basis unrealized appreciated (depreciation) information.

                   Mellon Institutional Funds Investment Trust
                       Standish Mellon Fixed Income Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Fixed Income Fund, (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at December 31, 2005 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2006

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                   Schedule of Investments--December 31, 2005
--------------------------------------------------------------------------------

                                                                                                            Par             Value
Security Description                                                           Rate        Maturity        Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--138.6%

BONDS AND NOTES--112.6%

Asset Backed--18.4%
Accredited Mortgage Loan Trust 2005-1 A2A (a)                                  4.479%      4/25/2035    $    370,783    $    370,829
Accredited Mortgage Loan Trust 2005-2 A2A (a)                                  4.479       7/25/2035         887,159         887,062
Accredited Mortgage Loan Trust 2005-3 A2 (a)                                   4.479       9/25/2035       1,466,022       1,466,118
ACE Securities Corp. 2005-HE1 A2A (a)                                          4.499       2/25/2035         473,817         473,919
American Express Credit Account Master Trust 2004-C 144A (a)                   4.869       2/15/2012       3,295,584       3,302,343
Americredit Automobile Receivables Trust 2005-DA A2                            4.750       11/6/2008       1,475,000       1,474,531
Bear Stearns Asset Backed Securities, Inc. 2005-HE2 1A1 (a)                    4.489       2/25/2035         495,433         495,523
Bear Stearns Asset Backed Securities, Inc. 2005-HE3 1A1 (a)                    4.459       3/25/2035         395,593         395,652
Capital Auto Receivables Asset Trust 2004-2 D 144A                             5.820       5/15/2012       1,950,000       1,934,675
Capital One Auto Finance Trust                                                 4.480      10/15/2008       1,400,000       1,396,958
Capital One Master Trust 2001-2 C 144A (a) (f)                                 5.469       1/15/2009       2,000,000       2,002,027
Capital One Multi-Asset Execution Trust 2003-B2 B2 (f)                         3.500       2/17/2009         725,000         722,065
Capital One Multi-Asset Execution Trust 2004-C1 C1                             3.400      11/16/2009       2,950,000       2,901,326
Centex Home Equity 2005-D AV1 (a)                                              4.489      10/25/2035       1,524,393       1,524,490
Centex Home Equity Co. LLC 2004-2 A1 (a) (f)                                   4.549       1/25/2025         401,245         401,277
Chase Credit Card Master Trust 2004-2 C (a) (f)                                4.919       9/15/2009       1,000,000       1,004,194
Chase Manhattan Auto Owner Trust 2003-A A3                                     1.520       5/15/2007          92,592          92,409
Chase Manhattan Auto Owner Trust 2005-B A2                                     4.770       3/15/2008       1,500,000       1,499,868
Citibank Credit Card Issuance Trust 2001-C3 C3 (f)                             6.650       5/15/2008       2,810,000       2,828,260
Citigroup Mortgage Loan Trust, Inc. 2005-OPT3 A1A (a)                          4.469       5/25/2035         854,680         854,866
Citigroup Mortgage Loan Trust, Inc. 2005-WF2 AF2                               4.922       8/25/2035       1,823,611       1,816,748
Citigroup Mortgage Loan Trust, Inc. 2005-WF2 AF7                               5.249       8/25/2035       1,900,000       1,879,309
Countrywide Alternative Loan Trust 2005-J4 2A1B (a)                            4.499       7/25/2035         912,155         911,580
Countrywide Asset-Backed Certificates 2005-2 2A1 (a) (f)                       4.469       8/25/2035         487,067         487,125
Credit-Based Asset Servicing and Securitization 2005-CB4 AV1 (a)               4.479       8/25/2035         787,060         787,056
Credit-Based Asset Servicing and Securitization 2005-CB7 AF1                   5.208      11/25/2035       2,378,675       2,373,837
Credit-Based Asset Servicing and Securitization 2005-CB8 AF1B                  5.451      12/25/2035       2,200,731       2,199,477
CS First Boston Mortgage Securities Corp. 2002-HE4                             6.940       8/25/2032         650,000         656,723
First Franklin Mortgage Loan Asset Backed 2005-FFH3 2A1 (a)                    4.509       9/25/2035       1,432,237       1,432,412
Ford Credit Auto Owner Trust 2005-B B                                          4.640       4/15/2010       1,350,000       1,336,325
Fremont Home Loan Trust 2005-1 2A1 (a)                                         4.479       6/25/2035         487,519         487,660
Green Tree Financial Corp. 1994-7 M1                                           9.250       3/15/2020         927,676         974,517
Harley-Davidson Motorcycle Trust 2001-3 B (f)                                  3.720      10/15/2009         685,735         679,135
Home Equity Asset Trust 2005-5 2A1 (a)                                         4.489      11/25/2035       1,993,297       1,993,433
Home Equity Asset Trust 2005-8 2A1 (a)                                         4.489       2/25/2036       1,155,239       1,155,436
Honda Auto Receivables Owner Trust 2004-1 A3 (f)                               2.400       2/21/2008       1,318,199       1,303,134
Honda Auto Receivables Owner Trust 2005-5 A1 (f)                               4.221      11/15/2006       2,739,284       2,736,878
JP Morgan Mortgage Acquisition Corp. 2005-FRE1 A2F1                            5.375      10/25/2035       2,375,182       2,373,037
MBNA Credit Card Master Note Trust 2001-C3 C3                                  6.550      12/15/2008       3,000,000       3,027,369
Merrill Lynch Mortgage Investors, Inc. 2005-NC1 A2A (a)                        4.489      10/25/2035          98,582          98,591
Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 A2A (a)                       4.479       9/25/2035         237,925         237,960
MMCA Automobile Trust 2002-1 Cl B (f)                                          5.370       1/15/2010         315,866         315,026
Morgan Stanley ABS Capital I 2005-WMC2 A2A (a)                                 4.459       2/25/2035         418,854         418,912
Morgan Stanley ABS Capital I 2005-WMC6 A2A (a)                                 4.489       7/25/2035         920,093         920,168
Morgan Stanley Home Equity Loans 2005-2 A2A (a)                                4.469       5/25/2035         523,627         523,367
Nomura Asset Acceptance Corp. 2005-WF1 2A5                                     5.159       3/25/2035         880,000         858,714
Opteum Mortgage Acceptance Corp. 2005-1 A2 (a)                                 4.519       2/25/2035         335,955         335,951

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                   Schedule of Investments--December 31, 2005
--------------------------------------------------------------------------------

                                                                                                            Par             Value
Security Description                                                           Rate        Maturity        Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Asset Backed (continued)
Origen Manufactured Housing                                                    5.140%      2/15/2014    $  2,012,000    $  2,012,056
Origen Manufactured Housing 2005-A A1                                          4.060       7/15/2013       1,556,098       1,547,561
Park Place Securities,Inc. 2005-WHQ1 A3A (a)                                   4.489       3/25/2035         587,489         587,581
Popular ABS Mortgage Pass--Through Trust 2005-D AF1                            5.361       1/25/2036       2,165,521       2,164,138
Residential Asset Mortgage Products, Inc.                                      4.294      10/25/2035       1,907,162       1,907,231
Residential Asset Mortgage Products, Inc. 2004-RS12 AII1 (a)                   4.509       6/25/2027       1,005,397       1,005,700
Residential Asset Mortgage Products, Inc. 2005-RS2 AII1 (a)                    4.489       2/25/2035         523,702         523,883
Residential Asset Mortgage Products, Inc. 2005-RS3 AI1 (a)                     4.479       3/25/2035       1,393,535       1,393,747
Residential Asset Securities Corp. 2004-KS10 AI1 (a) (f)                       4.549      10/25/2013         310,678         310,717
Residential Asset Securities Corp. 2005-AHL2 A1 (a)                            4.479      10/25/2035       1,722,192       1,722,255
Residential Asset Securities Corp. 2005-EMX1 AI1 (a)                           4.479       3/25/2035         665,772         665,902
Residential Asset Securities Corp. 2005-EMX3 AI1 (a)                           4.489       9/25/2035       1,391,112       1,391,320
Saxon Asset Securities Trust 2005-3 A2A (a) (f)                                4.499      11/25/2035       1,264,646       1,264,737
Soundview Home Equity Loan Trust 2005-M M3                                     5.825       5/25/2035         500,000         498,030
Specialty Underwriting & Residential Finance 2004-BC4 A2A (a) (f)              4.529      10/25/2035         642,351         642,463
Specialty Underwriting & Residential Finance 2005-BC1 A1A (a) (f)              4.489      12/25/2035         512,063         512,132
Structured Adjustable Rate Mortgage Loan 2005-8XS A1 (a)                       4.479       4/25/2035       1,033,308       1,033,308
Vanderbilt Mortgage Finance 1999-A 1A6                                         6.750        3/7/2029       1,110,000       1,154,719
WFS Financial Owner Trust 2003-3 A4                                            3.250       5/20/2011       2,425,000       2,386,818
WFS Financial Owner Trust 2004-1 D (f)                                         3.170       8/22/2011         987,859         972,261
WFS Financial Owner Trust 2004-4 C                                             3.210       5/17/2012       1,392,752       1,364,666
WFS Financial Owner Trust 2004-4 Cl A2                                         2.500      12/17/2007         383,805         382,428
WFS Financial Owner Trust 2005-2 B                                             4.570      11/19/2012         675,000         670,062
                                                                                                                        ------------
Total Asset Backed (Cost $84,918,932)                                                                                     84,461,987
                                                                                                                        ------------
Collateralized Mortgage Obligations--5.8%
GNMA 2003-48 AC (f)                                                            2.712       2/16/2020       2,103,076       2,018,709
GNMA 2003-72 A (f)                                                             3.206       4/16/2018       2,046,098       1,983,506
GNMA 2003-88 AC                                                                2.914       6/16/2018       1,443,957       1,386,745
GNMA 2003-96 B (f)                                                             3.607       8/16/2018         615,000         597,482
GNMA 2004-12A                                                                  3.110       1/16/2019       1,112,434       1,065,251
GNMA 2004-25 AC                                                                3.377       1/16/2023         839,644         808,174
GNMA 2004-43 A                                                                 2.822      12/16/2019       1,284,829       1,227,687
GNMA 2004-51 A (f)                                                             4.145       2/16/2018       1,934,517       1,896,291
GNMA 2004-57 A                                                                 3.022       1/16/2019         940,894         903,022
GNMA 2004-67 A (f)                                                             3.648       9/16/2017         678,834         663,013
GNMA 2004-77 A                                                                 3.402       3/16/2020         791,763         764,265
GNMA 2004-97 AB (f)                                                            3.084       4/16/2022       1,921,897       1,840,347
GNMA 2005-32 B                                                                 4.385       8/16/2030       1,365,000       1,339,416
GNMA 2005-87 A                                                                 4.449       3/16/2025       1,321,853       1,299,617
GNMA 2005-9 A                                                                  4.026       5/16/2022       1,720,908       1,680,138
GNMA 2005-90 A                                                                 3.760       9/16/2028       1,850,000       1,787,563
GNMA 2005-29 A                                                                 4.016       7/16/2027       1,105,668       1,076,396
Nomura Asset Acceptance Corp. 2005-AP2 A5                                      4.976       5/25/2035         950,000         919,446
Structured Asset Mortgage Investments, Inc. 1998-2 B                           6.005       4/30/2030          47,421          47,146
Washington Mutual 2003-AR10 A6 (a)                                             4.067      10/25/2033       1,800,000       1,759,089
Washington Mutual 2004-AR9 A7                                                  4.181       8/25/2034       1,250,000       1,224,312
Washington Mutual 2005-AR4 A4B                                                 4.679       4/25/2035         450,000         440,719
                                                                                                                        ------------
Total Collateralized Mortgage Obligations (Cost $27,358,448)                                                              26,728,334
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                   Schedule of Investments--December 31, 2005
--------------------------------------------------------------------------------

                                                                                                            Par             Value
Security Description                                                           Rate        Maturity        Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Corporate--27.8%

Banking--3.5%
Chevy Chase Bank FSB                                                           6.875%      12/1/2013    $  1,370,000    $  1,411,100
City National Corp.                                                            5.125       2/15/2013         940,000         934,503
Colonial Bank NA                                                               6.375       12/1/2015         800,000         822,610
JPMorgan Chase & Co                                                            5.125       9/15/2014       1,600,000       1,583,858
MBNA Corp.                                                                     6.125        3/1/2013       1,575,000       1,670,160
Provident Capital Trust I                                                      8.600       12/1/2026         590,000         627,486
Rabobank Capital Funding Trust III 144A                                        5.254      10/15/2049       1,450,000       1,421,764
Regions Financial Corp. (a)                                                    4.380        8/8/2008       1,675,000       1,674,682
Sovereign Bancorp. 144A                                                        4.800        9/1/2010       1,150,000       1,127,076
US Bank NA (a)                                                                 4.313       9/29/2006       2,625,000       2,625,423
Wells Fargo & Co. (b)                                                          6.375        8/1/2011         850,000         911,071
Zions Bancorporation                                                           6.000       9/15/2015       1,145,000       1,196,569
                                                                                                                        ------------
                                                                                                                          16,006,302
                                                                                                                        ------------

Basic Materials--2.6%
Cabot Corp. 144A                                                               5.250        9/1/2013         900,000         875,434
Celulosa Arauco Constitu                                                       5.625       4/20/2015         215,000         213,431
Georgia-Pacific Corp.                                                          8.000       1/15/2024         980,000         935,900
ICI Wilmington, Inc.                                                           4.375       12/1/2008         335,000         326,441
ICI Wilmington, Inc.                                                           5.625       12/1/2013       1,365,000       1,358,679
International Flavors & Fragrances, Inc. (f)                                   6.450       5/15/2006         950,000         954,536
International Steel Group, Inc.                                                6.500       4/15/2014         940,000         940,000
Lubrizol Corp.                                                                 6.500       10/1/2034       1,400,000       1,461,648
Lubrizol Corp. (b)                                                             4.625       10/1/2009         930,000         911,515
RPM International, Inc.                                                        4.450      10/15/2009         645,000         618,473
RPM International, Inc.                                                        6.250      12/15/2013       1,145,000       1,154,291
Temple-Inland (b)                                                              6.625       1/15/2018         875,000         901,476
Westvaco Corp.                                                                 7.950       2/15/2031         525,000         604,169
Weyerhaeuser Co.                                                               7.375       3/15/2032         530,000         589,206
                                                                                                                        ------------
                                                                                                                          11,845,199
                                                                                                                        ------------

Communications--1.9%
Comcast Corp. (b)                                                              5.500       3/15/2011         325,000         326,763
New Cingular Wireless Services, Inc.                                           8.750        3/1/2031         430,000         569,672
News America Holdings Inc.                                                     7.700      10/30/2025       1,000,000       1,147,371
SBC Communications, Inc.                                                       5.625       6/15/2016         710,000         714,375
Sprint Capital Corp. (f)                                                       8.750       3/15/2032       1,720,000       2,282,578
TCI Communications, Inc.                                                       7.875       2/15/2026         825,000         952,237
Time Warner, Inc.                                                              6.750       4/15/2011       1,100,000       1,155,098
Univision Communications, Inc.                                                 7.850       7/15/2011         917,000       1,009,132
Verizon Global Funding Corp.                                                   5.850       9/15/2035         735,000         708,299
                                                                                                                        ------------
                                                                                                                           8,865,525
                                                                                                                        ------------

Consumer Cyclical--1.4%
Caesars Entertainment, Inc.                                                    8.500      11/15/2006         520,000         533,614
Caesars Entertainment, Inc.                                                    8.875       9/15/2008         900,000         973,125
Crown Americas Inc. 144A                                                       7.625      11/15/2013         720,000         747,000
Crown Americas Inc. 144A                                                       7.750      11/15/2015         410,000         424,350
DaimlerChrysler NA Holding Corp.                                               4.875       6/15/2010         380,000         371,027
DaimlerChrysler NA Holding Corp. (b)                                           8.500       1/18/2031         325,000         393,256
Darden Restaurants                                                             6.000       8/15/2035         650,000         615,610

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                   Schedule of Investments--December 31, 2005
--------------------------------------------------------------------------------

                                                                                                            Par             Value
Security Description                                                           Rate        Maturity        Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclical (continued)
Heinz (H.J.) Co. 144A                                                          6.428%      12/1/2008    $    525,000    $    539,317
Mohegan Tribal Gaming Authority                                                8.000        4/1/2012         840,000         884,100
Station Casinos, Inc.                                                          6.000        4/1/2012         850,000         847,875
                                                                                                                        ------------
                                                                                                                           6,329,274
                                                                                                                        ------------

Consumer Noncyclical--1.8%
Altria Group, Inc.                                                             7.000       11/4/2013         900,000         984,819
Aramark Services, Inc. (f)                                                     7.000       7/15/2006       2,290,000       2,311,022
Aramark Services, Inc.                                                         7.000        5/1/2007       1,225,000       1,252,387
RR Donnelley & Sons Co.                                                        4.950        4/1/2014       1,710,000       1,596,571
Safeway, Inc.                                                                  7.250        2/1/2031         830,000         895,635
Stater Brothers Holdings                                                       8.125       6/15/2012         865,000         856,350
Wyeth                                                                          5.500        2/1/2014         555,000         562,189
                                                                                                                        ------------
                                                                                                                           8,458,973
                                                                                                                        ------------

Energy--1.1%
Amerada Hess Corp.                                                             6.650       8/15/2011         500,000         537,276
Amerada Hess Corp.                                                             7.300       8/15/2031         865,000       1,001,051
Southern Natural Gas Co.                                                       6.700       10/1/2007       1,910,000       1,929,652
XTO Energy, Inc.                                                               7.500       4/15/2012       1,220,000       1,364,654
                                                                                                                        ------------
                                                                                                                           4,832,633
                                                                                                                        ------------

Financial--7.0%
Aegon NV                                                                       5.750      12/15/2020       1,205,000       1,223,224
American International Group, Inc. 144A                                        5.050       10/1/2015         595,000         583,951
Archstone-Smith Operating Trust REIT                                           5.000       8/15/2007         850,000         849,533
Archstone-Smith Operating Trust REIT                                           5.250        5/1/2015         200,000         197,234
Arden Realty LP REIT                                                           5.200        9/1/2011         780,000         790,105
Bear Stearns Cos., Inc.                                                        4.500      10/28/2010         905,000         883,490
Boeing Capital Corp.                                                           7.375       9/27/2010       1,055,000       1,160,882
Boston Properties LP                                                           5.625       4/15/2015         675,000         682,174
CIT Group, Inc.                                                                4.750       8/15/2008         985,000         981,250
Commercial Net Lease Realtor REIT                                              6.150      12/15/2015         475,000         482,080
Countrywide Home Loans, Inc.                                                   4.000       3/22/2011         604,000         568,327
Credit Suisse FB USA, Inc.                                                     5.125       8/15/2015       1,000,000         990,333
Duke Realty LP                                                                 5.875       8/15/2012       1,150,000       1,189,629
Duke Realty LP                                                                 7.750      11/15/2009         915,000         993,022
Duke Realty LP                                                                 6.950       3/15/2011          25,000          26,802
EOP Operating LP                                                               7.000       7/15/2011       1,100,000       1,177,377
Erac USA Finance Co. 144A                                                      7.950      12/15/2009       1,000,000       1,098,983
ERP Operating LP                                                               6.625       3/15/2012         200,000         214,785
ERP Operating LP                                                               5.125       3/15/2016         735,000         707,926
Federal Realty Investment Trust REIT                                           5.650        6/1/2016         750,000         754,248
Glencore Funding LLC 144A                                                      6.000       4/15/2014       1,320,000       1,241,515
Goldman Sachs Group, Inc.                                                      4.500       6/15/2010       1,145,000       1,118,956
Healthcare Realty Trust, Inc.                                                  8.125        5/1/2011         540,000         598,107
HSBC Financial Capital Trust IX (a)                                            5.911      11/30/2035         600,000         605,104
International Lease Finance Corp.                                              4.750       1/13/2012         650,000         633,747
Jefferies Group, Inc.                                                          7.750       3/15/2012       1,920,000       2,135,015
John Deere Capital Corp.                                                       4.400       7/15/2009         665,000         653,646
Lehman Brothers E-Capital Trust I 144A (a)                                     5.150       8/19/2065         250,000         250,625
Leucadia National Corp.                                                        7.000       8/15/2013       1,160,000       1,154,200

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                   Schedule of Investments--December 31, 2005
--------------------------------------------------------------------------------

                                                                                                            Par             Value
Security Description                                                           Rate        Maturity        Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Financial (continued)
Mack-Cali Realty LP REIT                                                       5.050%      4/15/2010    $    350,000    $    346,021
Mack-Cali Realty LP REIT                                                       5.125       1/15/2015         550,000         535,717
MassMutual Global Funding II 144A                                              3.800       4/15/2009         650,000         630,033
Mizuho JGB Investment 144A (a)                                                 9.870       8/30/2049         975,000       1,078,293
Morgan Stanley                                                                 4.750        4/1/2014       1,350,000       1,294,740
Phoenix Cos., Inc.                                                             6.675       2/16/2008         445,000         449,167
Regency Centers LP                                                             5.250        8/1/2015         300,000         294,514
Residential Capital Corp.                                                      6.125      11/21/2008         850,000         852,067
Residential Capital Corp.                                                      6.375       6/30/2010       1,990,000       2,022,069
Simon Property Group LP                                                        4.875       8/15/2010         795,000         783,973
                                                                                                                        ------------
                                                                                                                          32,232,864
                                                                                                                        ------------

Industrial--2.3%
American Standard, Inc.                                                        7.375        2/1/2008         500,000         520,894
American Standard, Inc.                                                        7.625       2/15/2010       1,000,000       1,074,877
Enterprise Products Operations                                                 6.650      10/15/2034       1,750,000       1,806,978
ILFC E-Capital Trust I 144A (a)                                                5.900      12/21/2065         360,000         361,414
L-3 Communications Corp. 144A (f)                                              6.375      10/15/2015         240,000         239,400
L-3 Communications Corp.                                                       7.625       6/15/2012       1,450,000       1,526,125
Northrop Grumman Corp.                                                         7.125       2/15/2011         545,000         593,883
Raytheon Co.                                                                   5.500      11/15/2012         380,000         388,645
Raytheon Co.                                                                   6.750       8/15/2007         248,000         254,069
Sealed Air Corp. 144A                                                          5.625       7/15/2013         570,000         565,814
Southern Peru Copper Corp. 144A (f)                                            7.500       7/27/2035         590,000         587,870
Waste Management, Inc.                                                         6.875       5/15/2009       1,220,000       1,286,312
Waste Management, Inc.                                                         7.375        8/1/2010         275,000         299,281
Waste Management, Inc.                                                         7.000       7/15/2028         900,000       1,013,989
Waste Management, Inc.                                                         7.375       5/15/2029          35,000          40,903
                                                                                                                        ------------
                                                                                                                          10,560,454
                                                                                                                        ------------

Services--2.0%
ACE Capital Trust II                                                           9.700        4/1/2030         405,000         563,530
AON Corp.                                                                      8.205        1/1/2027         650,000         772,101
Coventry Health Care, Inc                                                      5.875       1/15/2012       1,145,000       1,156,450
CVS Corp.                                                                      4.000       9/15/2009         360,000         346,241
Harrahs Operating Co., Inc.                                                    8.000        2/1/2011         825,000         911,745
May Dept Stores                                                                6.650       7/15/2024       1,145,000       1,203,854
Medco Health Solutions Inc.                                                    7.250       8/15/2013         310,000         340,540
Metlife, Inc.                                                                  5.000       6/15/2015       2,150,000       2,108,739
MGM Mirage, Inc.                                                               6.000       10/1/2009         410,000         407,438
Nextel Communications, Inc.                                                    5.950       3/15/2014         565,000         567,959
Nuveen Investments, Inc.                                                       5.000       9/15/2010         600,000         590,357
                                                                                                                        ------------
                                                                                                                           8,968,954
                                                                                                                        ------------

Transportation--0.9%
CSX Corp.                                                                      6.250      10/15/2008         865,000         892,246
FedEx Corp.                                                                    2.650        4/1/2007       1,090,000       1,060,262
Norfolk Southern Corp.                                                         6.750       2/15/2011         325,000         350,601
Ryder System, Inc.                                                             5.000       6/15/2012         720,000         685,403
Union Pacific Corp.                                                            3.875       2/15/2009       1,400,000       1,352,628
                                                                                                                        ------------
                                                                                                                           4,341,140
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                   Schedule of Investments--December 31, 2005
--------------------------------------------------------------------------------

                                                                                                            Par             Value
Security Description                                                           Rate        Maturity        Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Technology & Electronics--0.2%
Freescale Semiconductor Inc. (b)                                               6.875%      7/15/2011    $    335,000    $    351,750
Quest Diagnostics, Inc. 144A                                                   5.125       11/1/2010         450,000         449,872
                                                                                                                        ------------
                                                                                                                             801,622
                                                                                                                        ------------
Utilities--3.1%
Appalachian Power Co.                                                          5.950       5/15/2033         450,000         452,022
Assurant, Inc.                                                                 6.750       2/15/2034         600,000         652,075
Consumers Energy Co.                                                           5.375       4/15/2013         995,000         987,768
Dominion Resources, Inc.                                                       7.195       9/15/2014       1,380,000       1,533,134
Dominion Resources, Inc. (a)                                                   4.819       9/28/2007       1,140,000       1,140,504
FirstEnergy Corp.                                                              6.450      11/15/2011         650,000         688,998
FPL Energy National Wind 144A                                                  5.608       3/10/2024         224,809         223,975
Mirant North America LLC 144A                                                  7.375      12/31/2013         510,000         515,738
Nevada Power Co.                                                               5.875       1/15/2015         275,000         272,889
Niagara Mohawk Power Corp.                                                     7.750       10/1/2008       1,000,000       1,067,695
Nisource Finance Corp.                                                         5.250       9/15/2017         800,000         778,147
Oneok, Inc.                                                                    5.200       6/15/2015         475,000         466,445
Pacific Gas & Electric Co.                                                     3.600        3/1/2009         550,000         527,798
Pepco Holdings, Inc.                                                           5.500       8/15/2007         850,000         855,144
Public Service Co. of Colorado                                                 4.375       10/1/2008         930,000         918,338
Republic Services, Inc.                                                        6.086       3/15/2035       1,450,000       1,479,033
Southern California Edison Co. (a) (f)                                         4.430       1/13/2006       1,550,000       1,549,946
                                                                                                                        ------------
                                                                                                                          14,109,649
                                                                                                                        ------------
Total Corporate (Cost $127,473,339)                                                                                      127,352,589
                                                                                                                        ------------

Municipal Bonds--0.9%
Badger Tobacco Asset Securitization Corp. Wis                                  6.125        6/1/2027         910,000         958,221
Erie County NY Tob Asset Securitization Corp.                                  6.000        6/1/2028         980,000         959,792
Sacramento County California Pension Funding (c) (f)                           0.000       7/10/2030       1,675,000       1,634,331
Tobacco Settlement Authority Iowa                                              6.500        6/1/2023         475,000         477,066
                                                                                                                        ------------
Total Municipal Bonds (Cost $3,840,885)                                                                                    4,029,410
                                                                                                                        ------------

Sovereign Bonds--1.5%
Argentina Bonos (a)                                                            4.005        8/3/2012       1,485,000       1,162,755
Banco Nacional de Desenvolvimento Economico e Social (a)                       5.727       6/16/2008       1,325,000       1,321,688
Republic of El Salvador 144A                                                   8.500       7/25/2011         870,000         974,400
Republic of South Africa                                                       9.125       5/19/2009       1,485,000       1,665,056
Ukraine Government 144A (a)                                                    7.343        8/5/2009         545,000         588,600
United Mexican States                                                          6.625        3/3/2015       1,055,000       1,155,225
                                                                                                                        ------------
Total Sovereign Bonds (Cost $6,777,150)                                                                                    6,867,724
                                                                                                                        ------------
Yankee Bonds--4.7%
Amvescap PLC                                                                   5.375       2/27/2013       1,090,000       1,074,175
Bombardier, Inc. 144A (b)                                                      6.300        5/1/2014       2,090,000       1,828,750
British Sky Broadcasting PLC                                                   6.875       2/23/2009         115,000         120,470
British Sky Broadcasting PLC (f)                                               8.200       7/15/2009       1,055,000       1,153,060
Celulosa Arauco y Constitucion SA                                              5.125        7/9/2013         935,000         903,841
Chuo Mitsui Trust & Banking Co. Ltd. 144A (a)                                  5.506       2/15/2049       1,235,000       1,196,730
Deutsche Telekom International Finance BV                                      8.250       6/15/2030       1,320,000       1,678,867

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                   Schedule of Investments--December 31, 2005
--------------------------------------------------------------------------------

                                                                                                            Par             Value
Security Description                                                           Rate        Maturity        Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Yankee Bonds (continued)
Export-Import Bank of Korea                                                    4.500%      8/12/2009    $    895,000    $    879,014
Falconbridge Ltd.                                                              5.375        6/1/2015         100,000          96,413
Falconbridge Ltd.                                                              6.000      10/15/2015         480,000         484,683
ING Groep NV (a)                                                               5.775      11/30/2049         860,000         871,612
Ispat Inland Ulc                                                               9.750        4/1/2014         330,000         373,725
Nippon Life Insurance 144A                                                     4.875        8/9/2010       1,000,000         984,538
Northern Rock PLC 144A                                                         5.600       4/30/2014         640,000         643,575
Pearson Dollar Finance PLC 144A                                                4.700        6/1/2009         875,000         860,743
Resona Bank Ltd. 144A                                                          5.850       1/10/2049       1,015,000       1,010,711
Royal KPN NV                                                                   8.375       10/1/2030       1,815,000       2,150,737
Sappi Papier Holding AG 144A                                                   6.750       6/15/2012       1,076,000       1,027,588
St. George Bank Ltd. 144A                                                      5.300      10/15/2015         890,000         893,970
Sumitomo Mitsui Banking 144A (a)                                               5.625       7/15/2049         675,000         672,473
Teck Cominco Ltd.                                                              7.000       9/15/2012       1,465,000       1,586,865
Telecom Italia Capital SA                                                      4.875       10/1/2010       1,000,000         980,389
                                                                                                                        ------------
Total Yankee Bonds (Cost $21,619,307)                                                                                     21,472,929
                                                                                                                        ------------

Pass Thru Securities--34.5%

Non-Agency Pass Thru Securities--4.1%
Banc of America Commercial Mortgage, Inc. 2005-2 A2                            4.247       7/10/2043       1,900,000       1,873,292
Bayview Commercial Asset Trust 2005-3A B3 144A (a)                             7.379      11/25/2035         296,745         296,745
Bayview Commercial Asset Trust 2005-4A B3 144A (a)                             7.870       1/25/2036         250,000         250,000
Bear Stearns Commercial Mortgage Securities 2003-T12 A3                        4.240       8/13/2039       1,890,000       1,823,055
Calwest Industrial Trust 2002-CALW A 144A                                      6.127       2/15/2017       2,120,000       2,231,250
Capco America Securitization Corp. 1998-D7 A1B                                 6.260      10/15/2030       1,155,000       1,189,764
Crown Castle Towers LLC, 2005-1A D 144A                                        5.612       6/15/2035         540,000         525,961
DLJ Commercial Mortgage Corp. 1998-CF2 B1                                      7.042      11/12/2031       2,350,000       2,469,079
First Chicago/Lennar Trust 1997-CHL1 D 144A (a) (f)                            7.674       4/29/2039       3,995,001       4,017,473
JP Morgan Chase Commercial Mortgage Security Co. 2005-LDP5 A2                  5.198      12/15/2044       1,585,000       1,591,514
Mach One Trust 2004-1A A1 144A                                                 3.890       5/28/2040       1,081,851       1,057,042
Merrill Lynch Mortgage Trust, Inc. 2005-CIP1 A2                                4.960       7/12/2038       1,065,000       1,058,918
Merrill Lynch Mortgage Trust, Inc. 2005-CKI1 A2                                5.224      11/12/2037         375,000         378,107
                                                                                                                        ------------
                                                                                                                          18,762,200
                                                                                                                        ------------

Agency Pass Thru Securities--30.4%
FHLMC Gold                                                                     4.000       10/1/2009         564,495         550,344
FHLMC Gold                                                                     3.500        9/1/2010         449,447         427,767
FHLMC Gold                                                                     7.000       11/1/2031         176,299         183,675
FHLMC Gold                                                                     7.000       11/1/2031         161,676         168,440
FHLMC Gold                                                                     5.500        1/1/2034         911,884         904,407
FHLMC Gold                                                                     5.500        3/1/2034         327,592         324,905
FNMA                                                                           4.000        5/1/2010       2,081,431       2,012,946
FNMA                                                                           3.640        6/1/2010       2,665,000       2,506,709
FNMA                                                                           3.530        7/1/2010       1,177,634       1,109,872
FNMA                                                                           5.139      12/25/2011         928,575         937,075
FNMA                                                                           8.500        6/1/2012          27,999          29,011
FNMA                                                                           5.000        1/1/2019         434,835         430,411
FNMA                                                                           5.500       11/1/2024       1,692,062       1,689,816
FNMA (f)                                                                       5.500        1/1/2025       4,477,959       4,472,015
FNMA                                                                           7.500       11/1/2029             867             909

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                   Schedule of Investments--December 31, 2005
--------------------------------------------------------------------------------

                                                                                                             Par            Value
Security Description                                                       Rate        Maturity             Value         (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Agency Pass Thru Securities (continued)
FNMA                                                                       5.500%       1/1/2034         $    834,456   $    828,337
FNMA                                                                       5.500        1/1/2034            2,047,628      2,032,612
FNMA (TBA) (d)                                                             4.500        1/1/2021           33,850,000     32,929,686
FNMA (TBA) (d)                                                             5.000        1/1/2021           17,800,000     17,605,304
FNMA (TBA) (d)                                                             5.500        1/1/2021            3,725,000      3,747,119
FNMA (TBA) (d)                                                             6.000        1/1/2021            6,785,000      6,929,181
FNMA (TBA) (d)                                                             5.500        1/1/2036           15,730,000     15,572,700
FNMA (TBA) (d)                                                             6.000        1/1/2036            2,250,000      2,270,390
FNMA (TBA) (d)                                                             6.000        1/1/2036           42,625,000     41,292,969
GNMA                                                                       5.000       2/15/2021               19,538         21,339
                                                                                                                        ------------
                                                                                                                         138,977,939
                                                                                                                        ------------

Total Pass Thru Securities (Cost $157,412,653)                                                                           157,740,139
                                                                                                                        ------------
U.S. Treasury Obligations--18.7%
U.S. Treasury Bond (b)                                                     5.250      11/15/2028           12,875,000     14,042,801
U.S. Treasury Bond (b) (f)                                                 6.250       5/15/2030            1,840,000      2,285,194
U.S. Treasury Note (b) (f)                                                 3.625       4/30/2007           36,190,000     35,811,127
U.S. Treasury Note (b)                                                     4.750       5/15/2014            6,864,000      7,031,042
U.S. Treasury Note (b)                                                     3.500       2/15/2010           27,245,000     26,353,151
                                                                                                                        ------------
Total U.S. Treasury Obligations (Cost $85,367,213)                                                                        85,523,315
                                                                                                                        ------------

Foreign Denominated--0.3%

Mexico--0.3%
Mexican Fixed Rate Bonds (Cost$ 1,123,529)                                 9.000      12/22/2011   MXN     12,200,000      1,197,315
                                                                                                                        ------------
TOTAL BONDS AND NOTES (COST $515,891,456)                                                                                515,373,742
                                                                                                                        ------------

CONVERTIBLE PREFERRED STOCKS--0.6%                                                                           Shares
                                                                                                           ----------
Equity Office Properties Trust CVT Pfd REIT (Cost $2,513,200)                                      USD        50,600      2,530,000
                                                                                                                        ------------

                                                                                                           Contract
PURCHASED OPTIONS--0.0%                                                                                      Size
                                                                                                           ----------
Dow Jones CDX.EM. Series 4, Exercise Rate 101.60%, 2/21/2006                                                8,710,000         41,337
U.S. Treasury Note 4.25% Put, Strike Price 97.171, 2/6/06                                                   4,470,000         10,058
                                                                                                                        ------------
TOTAL PURCHASED OPTIONS (Cost $108,135)                                                                                       51,395
                                                                                                                        ------------

SHORT TERM INVESTMENTS--8.9%                                                                               Par Value
                                                                                                           ----------
U.S. Government Agency--7.9%
FHLMC Discount Note (e)                                                    3.980       1/13/2006         $  3,300,000      3,295,251
FNMA Discount Note (e)                                                     4.150       1/18/2006           24,345,000     24,294,481
FNMA Discount Note (b) (e)                                                 4.150       1/12/2006            8,365,000      8,353,425
                                                                                                                        ------------
                                                                                                                          35,943,157
                                                                                                                        ------------

U.S. Treasury Bill--1.0%
U.S. Treasury Bill (b) (e)                                                 3.800        3/9/2006              100,000         99,297
U.S. Treasury Bill (b) (e)                                                 3.830        2/2/2006            4,800,000      4,784,582
U.S. Treasury Bill (e) (f)                                                 3.730       1/26/2006               50,000         49,865
                                                                                                                        ------------
                                                                                                                           4,933,744
                                                                                                                        ------------
TOTAL SHORT TERM INVESTMENTS (COST $40,875,430)                                                                           40,876,901
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                   Schedule of Investments--December 31, 2005
--------------------------------------------------------------------------------

                                                                                                                          Value
Security Description                                                                               Rate    Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL--16.5%
BlackRock Cash Strategies L.L.C (g) (Cost $75,788,306)                                            4.130  75,788,306      75,788,306
                                                                                                                      -------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $635,176,527)                                                                      634,620,344
                                                                                                                      -------------
AFFILIATED INVESTMENTS--3.1%
Dreyfus Institutional Preferred Plus Money Market Fund (g)(h) (Cost $14,057,690)                  4.030  14,057,690      14,057,690
                                                                                                                      -------------

TOTAL INVESTMENTS--141.7% (Cost $649,234,217)                                                                           648,678,034
                                                                                                                      -------------

LIABILITIES IN EXCESS OF OTHER ASSETS--(41.7%)                                                                         (190,878,177)
                                                                                                                      -------------

NET ASSETS--100%                                                                                                      $ 457,799,857
                                                                                                                      =============

Notes to Schedule of Investments

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the year end, the value of these securities amounted to $39,262,018 or 8.6% of net assets.
FHLMC--Federal Home Loan Mortgage Company
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
REIT--Real Estate Investment Trust
TBA--To Be Announced
MXN--Mexican Peso

(a)   Variable Rate Security; rate indicated as of 12/31/2005.

(b)   Security, or a portion of thereof, is on loan at December 31, 2005.

(c)   Zero coupon security.

(d)   Delayed delivery security.

(e)   Rate noted is yield to maturity

(f)   Denotes all or part of security pledged as collateral.

(g)   Stated rate is the seven-day yield for the fund at year end.

(h)   Affiliated institutional money market fund.

At December 31, 2005 the Portfolio held the following futures contracts:

                                                                                          Underlying Face          Unrealized
Contract                                         Position         Expiration Date         Amount at Value         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------
U.S. 10 Year Treasury Note (80 Contracts)          Short             3/18/2006            $   8,693,750           $   (58,598)
U.S. 2 Year Treasury Note (75 Contracts)           Long              3/20/2006               15,377,344                11,576
U.S. 5 Year Treasury Note (287 Contracts)          Long              3/31/2006               30,411,719               107,678
U.S. Long Bond CBT (45 Contracts)                  Short             3/31/2006                5,044,456               (93,885)
                                                                                                                  -----------
                                                                                                                  $   (33,229)
                                                                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                   Schedule of Investments--December 31, 2005
--------------------------------------------------------------------------------

At December 31, 2005, the Fund held the following open swap contracts:

                                                                                                                        Unrealized
Credit Default Swaps               Reference                    Buy/Sell   (Pay)/Receive  Expiration     Notional      Appreciation/
   Counterparty                      Entity                    Protection   Fixed Rate       Date         Amount      (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup               CenturyTel, Inc. 7.875% due 8/15/2012     Buy        (1.160%)      9/20/2015     853,000 USD     $ (2,234)
Citigroup               CenturyTel, Inc. 7.875% due 8/15/2012     Buy        (1.190%)      9/20/2015   1,920,000 USD       (9,258)
Citigroup             Dow Jones CDX.NA.IG.4 7% to 10% tranche     Buy        (0.705%)      6/20/2010   3,277,000 USD      (57,351)
Citigroup             Dow Jones CDX.NA.IG.4 7% to 10% tranche     Buy        (0.685%)      6/20/2010     470,000 USD       (7,848)
                          Washington Mutual, Inc., 4.000% due
Citigroup                                           1/15/2009     Sell        0.530%       3/20/2015   2,305,000 USD       11,850
Deutsche Bank                  Koninkijke KPN N.V., 8.00% due
                                                   10/01/2010     Buy        (0.850%)     12/20/2010   2,310,000 USD        2,406
Goldman Sachs            Consolidated Natural Gas Co., 6.000%
                                               due 10/15/2010     Sell        0.200%       3/20/2006  13,670,000 USD        4,579
                         Cooper Tire & Rubber Co., 7.750% due
JPMorgan                                           12/15/2009     Buy        (1.070%)      9/20/2010   1,120,000 USD       79,624
JPMorgan                      Koninklijke KPN N.V., 8.00% due
                                                   10/01/2010     Buy         (0.86%)     12/20/2010   3,460,000 USD        2,105
JPMorgan                       Republic of Panama, 8.875% due
                                                    9/30/2027     Sell        1.500%      12/20/2010   1,413,000 USD        2,861
JPMorgan               Republic of Peru, 8.75% due 11/21/2033     Buy         (1.70%)     12/20/2010   1,413,000 USD       28,553
Morgan Stanley          CenturyTel, Inc. 7.875% due 8/15/2012     Buy        (1.150%)      9/20/2015     247,000 USD         (466)
Morgan Stanley        Dow Jones CDX.NA.IG.4 7% to 10% tranche     Buy        (0.685%)      6/20/2010     470,000 USD       (7,755)
Morgan Stanley                   Wendy's International, Inc.,
                                        6.250% due 11/15/2011     Buy         (0.97%)     12/20/2015   1,860,000 USD       24,918
                                                                                                                         --------
                                                                                                                         $ 71,984
                                                                                                                         ========

                                                                                                                       Unrealized
Interest Rate Swaps               Floating Rate                Pay/Receive               Expiration       Notional   Appreciation/
   Counterparty                       Index                   Floating Rate  Fixed Rate     Date           Amount    (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch                    USD--LIBOR--BBA                   Pay         4.1725%    5/13/2008     $ 9,140,000    $ (129,413)
Merrill Lynch                    USD--LIBOR--BBA                 Receive       4.6425%    5/13/2015       9,140,000       169,903
                                                                                                                       ----------
                                                                                                                           40,490
                                                                                                                       ==========

At December 31, 2005, the Fund held the following written options contracts:

       Written Put                                                                     Number of
     Option Security                    Strike Price          Expiration Date          Contracts          Premiums         Value
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note 4.25% Put               95.609                 2/6/06                    1             $ 55,875        $ 5,364
                                                                                                                          =======

      Written Call
     Option Security        Counter Party     Exercise Rate       Expiration Date    Notional Amount      Premium          Value
-----------------------------------------------------------------------------------------------------------------------------------
Dow Jones CDX.EM. Series 4  Bear Stearns         102.38%              2/21/06           17,420,000        $ 52,260       $ 34,413
                                                                                                                         ========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                       Statement of Assets and Liabilities
                               December 31, 2005
--------------------------------------------------------------------------------

Assets
   Investments in securities (including securities on loan, valued at $74,402,883) (Note 7)
     Unaffiliated issuers, at value (Note 1A) (cost $635,176,527)                                                $ 634,620,344
     Affiliated issuers, at value (Note 1A) (cost $14,057,690) (Note 1G)                                            14,057,690
   Foreign currency, at value (identified cost, $789,818)                                                                   77
   Receivable for investments sold                                                                                  14,232,583
   Interest and dividends receivable                                                                                 3,752,927
   Unrealized appreciation on swap contracts (Note 5)                                                                  326,799
   Receivable for variation margin on open futures contracts (Note 5)                                                    5,687
   Prepaid expenses                                                                                                      2,298
                                                                                                                 -------------
     Total assets                                                                                                  666,998,405
Liabilities
   Payable for investments purchased                                                             $ 133,073,758
   Collateral for securities on loan (Note 6)                                                       75,788,306
   Due to custodian                                                                                        845
   Unrealized depreciation on swap contracts (Note 5)                                                  214,325
   Options written, at value (premiums received $108,135) (Note 5)                                      39,777
   Accrued professional fees                                                                            24,946
   Accrued accounting, administration and custody fees (Note 2)                                         12,915
   Accrued trustees' fees and expenses (Note 2)                                                         15,478
   Other accrued expenses and liabilities                                                               28,198
                                                                                                 -------------
     Total liabilities                                                                                             209,198,548
                                                                                                                 -------------
Net Assets (applicable to investors' beneficial interest)                                                        $ 457,799,857
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                             Statement of Operations
                      For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income                                                                                               $  20,670,108
   Dividend income                                                                                                     132,825
   Dividend income from affiliated investments (Note 1H)                                                               224,128
   Security lending income (Note 6)                                                                                     81,973
                                                                                                                 -------------
     Total investment Income                                                                                        21,109,034

Expenses
   Investment advisory fee (Note 2)                                                              $   1,741,829
   Accounting, administration and custody fees (Note 2)                                                198,972
   Professional fees                                                                                    60,952
   Trustees' fees and expenses (Note 2)                                                                 51,490
   Insurance expense                                                                                    16,750
   Miscellaneous                                                                                         6,865
                                                                                                 -------------
     Total expenses                                                                                                  2,076,858
                                                                                                                 -------------
       Net investment income                                                                                        19,032,176
                                                                                                                 -------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
     Investments                                                                                       637,983
     Financial futures transactions                                                                    140,603
     Written options transactions                                                                      445,713
     Foreign currency transactions and forward currency exchange transactions                        1,413,087
     Swap transactions                                                                                 440,129
                                                                                                 -------------
       Net realized gain (loss)                                                                                      3,077,515
   Change in unrealized appreciation (depreciation) on:
     Investments                                                                                    (8,659,451)
     Financial futures contracts                                                                       346,498
     Written options contracts                                                                          31,242
     Foreign currency translations and forward currency exchange contracts                             186,791
     Swap contracts                                                                                     64,410
                                                                                                 -------------
       Change in net unrealized appreciation (depreciation)                                                         (8,030,510)
                                                                                                                 -------------
         Net realized and unrealized gain (loss)                                                                    (4,952,995)
                                                                                                                 -------------
Net Increase in Net Assets from Operations                                                                       $  14,079,181
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            For the             For the
                                                                           Year Ended         Year Ended
                                                                       December 31, 2005   December 31, 2004
                                                                       -----------------   -----------------
Increase (Decrease) in Net Assets:
From Investment Operations
   Net investment income                                                 $  19,032,176       $  19,721,641
   Net realized gain (loss)                                                  3,077,515          20,499,067
   Change in net unrealized appreciation (depreciation)                     (8,030,510)        (13,157,811)
                                                                         -------------       -------------
   Net increase (decrease) in net assets from  investment operations        14,079,181          27,062,897
                                                                         -------------       -------------
Capital Transactions
   Contributions                                                            67,138,420          65,727,299
   Withdrawals                                                             (88,960,526)       (238,255,854)
                                                                         -------------       -------------
   Net increase (decrease) in net assets from capital transactions         (21,822,106)       (172,528,555)
                                                                         -------------       -------------
Total Increase (Decrease) in Net Assets                                     (7,742,925)       (145,465,658)

Net Assets
   At beginning of year                                                    465,542,782         611,008,440
                                                                         -------------       -------------
   At end of year                                                        $ 457,799,857       $ 465,542,782
                                                                         =============       =============

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                          -----------------------------------------------------------
                                                            2005         2004        2003        2002         2001
                                                          ---------   ---------   ---------   ---------   -----------
Total Return (a)                                               3.00%       5.77%       5.25%       8.89%         7.18%
Ratios/Supplemental Data:
   Expenses (to average daily net assets)*                     0.45%       0.45%       0.41%       0.38%         0.36%
   Net Investment Income (to average daily net assets)*        4.12%       3.80%       3.78%       4.86%         6.37%
   Portfolio Turnover: (b)
      Inclusive                                                 380%        301%        398%        384%          329%
      Exclusive                                                 106%         98%         --          --            --
   Net Assets, End of Year (000's omitted)                $ 457,800   $ 465,543   $ 611,008   $ 944,098   $ 1,495,389

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

     Ratios (to average daily net assets):
        Expenses                                                N/A         N/A        0.42%       0.39%          N/A
        Net investment income                                   N/A         N/A        3.77%       4.85%          N/A

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

(b) Beginning in 2004, the portfolio turnover ratio is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Fixed Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies.

      At December 31, 2005 there was one fund, Standish Mellon Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2005 was 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method. Realized gains and losses from securities sold are recorded on the identified cost basis.

      The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Income taxes

      The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since the Portfolio's investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
      Code) in order for its investors to satisfy them.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                         Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Foreign currency transactions

      The Portfolio maintains its records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      E. Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to Standish Mellon for overall investment advisory administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Portfolio's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000.

      The Portfolio has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $198,972 during the year ended December 31, 2005.

      The Portfolio entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank received $35,585 for the year ended December 31, 2005. See Note 6 for further details.

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2005 were as follows:

                                                        Purchases           Sales
                                                     ---------------   --------------
      U.S. Government Securities                     $ 1,781,343,469   $1,764,051,309
                                                     ===============   ==============
      Investments (non-U.S. Government Securities)   $   239,934,866   $  276,956,943
                                                     ===============   ==============

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

        Aggregate cost                               $   649,943,320
                                                     ===============
        Gross unrealized appreciation                      3,605,210
        Gross unrealized depreciation                     (4,870,496)
                                                     ---------------
        Net unrealized appreciation (depreciation)   $    (1,265,286)
                                                     ===============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The  Portfolio  may  trade  the  following   financial   instruments  with
      off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      During the year ended December 31, 2005, the Portfolio entered into the following transactions:

                                                          Number of
      Written Put Option Transactions                     Contracts    Premiums
                                                          ---------   ---------
      Outstanding, beginning of year                              1   $ (65,051)
      Options written                                             7     (81,091)
      Options expired                                            (5)    275,139
      Options closed                                             (2)    (73,122)
                                                          ---------   ---------
      Outstanding, end of year                                    1   $  55,875
                                                          =========   =========

                                                          Number of
      Written Call Option Transactions                    Contracts    Premiums
                                                          ---------   ---------
      Outstanding, beginning of year                              1   $ (31,109)
      Options written                                             7     (61,377)
      Options expired                                            (5)    209,145
      Options closed                                             (2)    (64,399)
                                                          ---------   ---------
      Outstanding, end of year                                    1   $  52,260
                                                          =========   =========

      At December 31, 2005, the Portfolio held options. See the Schedule of Investments for further details.

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2005, the Portfolio did not hold forward currency exchange contracts.

      Futures contracts

      The Portfolio may enter into financial futures contracts for the sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At  December,   31,  2005,  the  Portfolio  held  open  financial  futures contracts. See the Schedule of Investments for further details.

      Swap Agreements

      The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At December 31, 2005, the Portfolio held open swap contracts. See the Schedule of Investments for further details.

(6)   Securities Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the year ended December 31, 2005 and earned interest on the invested collateral of $2,680,748 of which, $2,598,775 was rebated to borrowers or paid in fees. At December 31, 2005, the Portfolio had securities valued at $74,402,883 on loan. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)   Delayed Delivery Transactions:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      At December 31, 2005, the Porfolio held delayed delivery securities. See the Schedule of Investments for further details.

(8)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2005, the facility fee was $5,255 for the Portfolio.

      During the year ended December 31, 2005, the Portfolio had average borrowings of $28,000 for a total of three days and incurred $9 of interest.

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

            Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon Fixed Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Fixed Income Portfolio, (the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2006

                   Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

    Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      The Investment Company Act of 1940 requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in the Standish Mellon Fixed Income Portfolio (the "Portfolio"), which is managed by Standish Mellon Asset Management Company LLC ("Standish Mellon"). The Fund's Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio. The members of the Fund's Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and Standish Mellon. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from Standish Mellon a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 22, 2005 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of Standish Mellon attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 18, 2005.

      The information requested by the Independent Trustees and reviewed by the entire Board included:

      (i) Financial and Economic Data: Standish Mellon's income statements, as well as a profitability analysis of Standish Mellon, including a separate presentation of Standish Mellon's profitability relative to that of several publicly traded investment advisers;

      (ii) Management Teams and Operations: Standish Mellon's Form ADV, as well as information concerning Standish Mellon's executive management, investment management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

      (iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and Standish Mellon's separate account advisory fee schedules;

      (iv) Specific Facts Relating to the Fund: Standish Mellon's commentary on the Fund's performance (rather than the Portfolio alone) and any material portfolio manager and strategy changes that may have affected the Fund and Portfolio in the prior year, as well as "fact sheets" prepared by Standish Mellon providing salient data about the Fund and Portfolio and Standish Mellon's views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

      (v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

      In considering the continuation of the Portfolio's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the Portfolio's advisory agreement and the compensation to Standish Mellon provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

      Nature, Extent and Quality of Services

      The Board considered the nature, scope and quality of the overall services provided to the Portfolio by Standish Mellon. In their deliberations as to the continuation of the Portfolio's advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust Standish Mellon, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

      Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by Standish Mellon. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

      The Trustees reviewed the background and experience of the Portfolio's two portfolio managers and also met with senior management of Standish Mellon to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Standish Mellon's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

      The Board determined that Standish Mellon had the expertise and resources to manage the Portfolio effectively.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Investment Performance

      The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by Standish Mellon with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board at the September 22, 2005 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

      The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2005 based on the Lipper materials provided to the Board at the September 22, 2005 meeting. The Board found that the Fund outperformed its peer group average return for the one-year period (6.16% vs. 5.21%) but underperformed its peer group average returns for the three-year period (5.84% vs. 5.93%) and for the five-year period (6.95% vs. 6.98%).

      Advisory Fee and Other Expenses

      The Board considered the advisory fee rate paid by the Portfolio to Standish Mellon. The Lipper data presenting the Portfolio's "net advisory fees" included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio's advisory fees to those peers that include administrative fees within a blended advisory fee.

      The Portfolio's contractual advisory fee was 0.378% (based on the following breakpoints: 0.40% of the first $250 million; 0.35% of the next $250 million; and 0.30% over $500 million), in the 1st quintile (best) of its peer group of funds, the median fee of which was 0.479%. The Portfolio's net advisory fee was 0.376% (which was lower than the Fund's 0.378% contractual advisory fee due to Lipper's rounding methodology), below the peer group median net advisory fee of 0.422%. Based on the Lipper data, as well as other factors discussed at the September 22, 2005 meeting, the Board determined that the Portfolio's advisory fee is reasonable.

      The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of Standish Mellon. Based on the additional scope and complexity of the services provided and responsibilities assumed by Standish Mellon with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable.

      The Board also considered the Fund's (rather than solely the Portfolio's) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.483% was lower than the median net expense ratio of the peer group of 0.581% notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

      Standish Mellon's Profitability

      The Board considered Standish Mellon's profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by Standish Mellon or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Portfolio and Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that Standish Mellon incurred losses in managing many of the investment companies in the Mellon Institutional Funds family of funds, and that among those funds that were profitable to Standish Mellon, several generated only marginal profitability for the firm. The Trustees observed that Standish Mellon had experienced profits in operating the Portfolio and Fund in both 2003 and 2004 and concluded these were not excessive.

      Economies of Scale

      The Board also considered the extent to which economies of scale might be realized as the Fund grows. They observed that the Fund, the largest fund in the complex, already had breakpoints in its fee arrangement that reflected economies resulting from its size and that no different or additional breakpoints were appropriate at this time.

                  Mellon Institutional Funds Master Portfolio
                     Standish Mellon Fixed Income Portfolio

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Other Benefits

      The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Board, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Funds;
      (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the Funds to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

      The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                       * * *

      The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio's advisory agreement and the compensation to Standish Mellon provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2005. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                       Trustee
                                                                      Principal      Portfolios in      Other        Remuneration
Name                                              Term of Office    Occupation(s)    Fund Complex   Directorships   (period ended
Address, and                     Position(s)       and Length of     During Past      Overseen by      Held by       December 31,
Date of Birth                  Held with Trust      Time Served        5 Years          Trustee        Trustee          2005)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee         Trustee since  Chairman                 32            None        Fund: $ 500
c/o Decision Resources, Inc.                         11/3/1986    Emeritus,                                        Portfolio: $6,949
260 Charles Street                                                Decision
Waltham, MA 02453                                                 Resources, Inc.
9/30/40                                                           ("DRI")
                                                                  (biotechnology
                                                                  research and
                                                                  consulting
                                                                  firm); formerly
                                                                  Chairman of the
                                                                  Board and Chief
                                                                  Executive
                                                                  Officer, DRI

Caleb Loring III                   Trustee         Trustee since  Trustee, Essex           32            None        Fund: $ 500
c/o Essex Street Associates                          11/3/1986    Street Associates                                Portfolio: $8,062
P.O. Box 5600                                                     (family
Beverly, MA 01915                                                 investment trust
11/14/43                                                          office)

Benjamin M. Friedman               Trustee         Trustee since  William Joseph           32            None        Fund: $ 500
c/o Harvard University                               9/13/1989    Maier, Professor                                 Portfolio: $6,949
Littaver Center 127                                               of Political
Cambridge, MA 02138                                               Economy,
8/5/44                                                            Harvard
                                                                  University

John H. Hewitt                     Trustee         Trustee since  formerly Trustee,        32            None        Fund: $ 500
P.O. Box 2333                                        11/3/1986    Mertens House,                                   Portfolio: $6,949
New London, NH 03257                                              Inc. (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President    Since 2003    President and            32            None             $ 0
The Boston Company                and Chief                       Chief Operating
Asset Management, LLC         Executive Officer                   Officer of The
One Boston Place                                                  Boston Company
Boston, MA 02108                                                  Asset Management,
7/24/65                                                           LLC; formerly
                                                                  Senior Vice
                                                                  President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  Chief President
                                                                  and Financial
                                                                  Officer, MAM

Principal Officers who are Not Trustees

Name                                                    Term of Office
Address, and                      Position(s)            and Length of                        Principal Occupation(s)
Date of Birth                   Held with Trust           Time Served                           During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann               Vice President            Since 2003           Senior Vice President and Head of Operations, Mellon
Mellon Asset Management          and Secretary                                 Asset Management ("MAM"); formerly First Vice
One Boston Place                                                               President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson              Vice President          Vice President         Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management          and Treasurer            since 1999;          Asset Management
One Boston Place                                          Treasurer
Boston, MA 02108                                          since 2002
7/14/65

Denise B. Kneeland              Assistant Vice            Since 1996           Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management            President                                   Mellon Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren                Assistant Vice            Since 2001           Assistant Vice President and Manager of Compliance,
Mellon Asset Management            President                                   Mellon Asset Management ("MAM"); formerly Manager of
One Boston Place                                                               Shareholder Services, MAM, Shareholder
Boston, MA 02108                                                               Representative, Standish Mellon Asset Management
1/19/71                                                                        Company LLC

Mary T. Lomasney                     Chief                Since 2005           First Vice President, Mellon Asset Management and
Mellon Asset Management           Compliance                                   Chief Compliance Officer, Mellon Funds Distributor
One Boston Place                    Officer                                    and Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                                               Director, Blackrock, Inc., Senior Vice President,
4/8/57                                                                         State Street Research & Management Company ("SSRM"),
                                                                               Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO]  Mellon
        --------------------------
        Mellon Institutional Funds

        One Boston Place
        Boston, MA 02108-4408
        800.221.4795
        www.melloninstitutionalfunds.com

                                                                      6923AR1205

                                              [LOGO]  Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                      Standish Mellon
                                                   Global Fixed Income Fund
--------------------------------------------------------------------------------
Year Ended December 31, 2005

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO]  Mellon
        --------------------------
        Mellon Institutional Funds

February 2006

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2005.

To put the 2005 environment in perspective, the economy showed resiliency, largely shrugging off the effects of Hurricanes Katrina and Rita. Real GDP advanced 4.1% in the third quarter, although some lagging impact of the storms is likely to reduce fourth quarter growth. While the storm damage and related oil shocks did not significantly derail economic growth, these events did help dampen investor enthusiasm, with mixed results for the broad equity markets. The S&P 500 advanced 3%, while the Dow Jones Industrial Average fell by 0.6%. Both developed and emerging foreign markets outperformed the U.S., as foreign companies' profitability continued to exceed expectations. For example, in local currency terms, the MSCI EAFE Index, a broad representation of international stocks, advanced 25.9%, while the MSCI Emerging Markets index advanced 24.5%.

In the bond market, the U.S. Federal Reserve continued its course of "measured" tightenings, which steadily pushed up short-term rates. By year-end, however, the Fed started to signal that the cycle of tightenings was approaching conclusion. The yield curve ended the year virtually flat, as the long end changed very little in 2005, reflecting the market's conviction that inflation was relatively contained. This environment proved very good for long-term bond investors. The Lehman U.S. Treasury Long Bond Index, for example, had a total return of 6.5% in 2005. A major focus in 2006 will be on incoming Fed Chairman Ben Bernanke, and how he implements his inflation-targeting philosophy in his new role.

Looking ahead, we believe the global expansion should become more balanced in 2006. Internal domestic demand abroad should expand, while the contribution by the U.S. to overseas economic growth - by virtue of its widening balance of trade - should slow. In the U.S., the key questions this year appear to be the extent to which a softening housing market will be a drag on the economy, and whether corporate spending will be enough to pick up the slack. GDP is anticipated by most economists to be above 3%, as the accommodative monetary policy of the past several years continues to support expansion. During the past several years, companies have been hoarding cash, reluctant to boost employment or spend on plant and equipment. That trend is beginning to reverse, and more support for the economy is likely to come from increased corporate spending, and from the rebuilding efforts in New Orleans and other damaged regions. Some of the concerns from last year carry over to 2006. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Higher energy prices act like a tax on economic growth. Fortunately, recent inflation indicators have been good, which gives consumers higher real income and the Fed some breathing room in its tightening policy.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                             One Boston Place o Boston, MA 02108-4402
                                 A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Global bond markets hedged to the dollar produced some of the best bond returns of all the fixed income sectors in 2005. The Standish Mellon Global Fixed Income Fund returned 3.64% for 2005, after all expenses, compared to a return of 4.28% for the J.P. Morgan Non-U.S. Government Bond Index.

Low single digit returns in most major bond markets represented a decent outcome in 2005 considering that central banks have started a global tightening cycle and headline inflation is up on the back of high oil prices. Not surprisingly, the U.S. bond market produced the lowest returns within the hedged index because the Federal Reserve was hiking interest rates at every meeting in 2005, raising interest rates by a total of 2% during the year. Even though the U.S. Federal Reserve raised interest rates by 2%, the benchmark ten-year Treasury bond yield rose only from 4.22% to 4.39% during the year.

The European Central Bank also raised interest rates in the fourth quarter by 0.25% but that did not damage the positive return on bonds. European bonds were among the best performers in the hedged index for 2005 as economic growth disappointed in the first half of the year. European core inflation also dropped to 1.5% during 2005, and that provided a tail wind to bonds. Finally, the long end of European bond markets has performed very well as pension reform in various countries is providing a demand for long duration bonds. European yield curves also flattened considerably during the year, making long duration bonds the best performing bonds in 2005.

Japan's economy surprised on the strong side in 2005. The Japanese stock market was one of the best performing global markets, which hurt the performance of Japanese bonds. Nevertheless, returns for Japanese bonds benefited from the carry associated with hedging back to the dollar and managed to outperform U.S. Treasury returns over the year.

The star performer within the index was Canada where returns were driven by the fact that the Bank of Canada has lagged Fed rate increases, opening a sizeable gap in short rate spreads of 1% between these two countries. Also, the strong Canadian dollar has eased upward pressure on interest rates.

The non-government sectors of the international bond markets were not a major source of positive or negative return in 2005. Security selection in high yield and corporate bonds certainly added value as some sectors, like autos, performed poorly. Emerging markets was the best performing sector once again among the non-government sectors as credit quality continued to improve and capital flowed freely into the sector.

The Fund underperformed its benchmark during the year. Our positions in investment grade and high yield corporate bonds and emerging market securities were the largest positive contributor relative to our benchmark. The results of our country weightings were mixed. We were underweight in Japan and the U.S. but lost value by not overweighting the long end of the European yield curve. We had a long duration position in Australia that lagged the benchmark. The Australian housing market deteriorated significantly but this did not lead to the interest rate cuts from the Reserve Bank of Australia that we expected. The Bank of England did cut interest rates to offset weak consumer demand that was partially driven by weak housing,

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

and that helped U.K. bonds to solid performance in 2005. Duration positioning was another negative factor as long duration bonds outperformed despite strong economic growth and rising short-term yields. Our process emphasizes value in bond markets and, given the low level of real yields, we were surprised at the performance of long-duration bonds in 2005.

Our outlook for international bonds in 2006 is favorable. We believe that the performance of global economies will be close to trend, yet the behavior of central banks around the world could be quite different. The Fed will probably pause in raising interest rates while Europe and Canada and perhaps also Japan continue to raise interest rates. We believe opportunities for added value can be found in the higher real yielding markets of Australia, the U.K., Sweden and even the U.S. if the housing market exerts a large drag on economic growth. In a global tightening cycle Japan may end up being a good diversifying position if economic growth peters out. Non-government sectors, such as corporate and emerging market bonds, have increased in value quite a bit over the past two years, and we believe that these sectors will not perform as well as in the past but that the sector still offers opportunities to add value through security selection.

During the year we changed portfolio managers on the Global Fixed Income Fund. Charles Dolan and Thomas Fahey have assumed management responsibility of the fund while Chuck Cook pursues new responsibilities within the firm.

We appreciate your continued support and look forward to working on your behalf over the next year.

/s/ Thomas Fahey                            /s/ Charles Dolan

Thomas Fahey                                Charles Dolan

                      Mellon Institutional Funds Investment
                 Trust Standish Mellon Global Fixed Income Fund

    Comparison of Change in Value of $100,000 Investment in Standish Mellon Global Fixed Income Fund and the Lehman Brothers Global Aggregate Index
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                              [PLOT POINTS TO COME]

                          Average Annual Total Returns
                          (for period ended 12/31/2005)
--------------------------------------------------------------------------------
                                                                     Since
                                                                   Inception
   1 Year         3 Years         5 Years         10 Years         1/1/1994
--------------------------------------------------------------------------------
   3.64%           4.99%           5.28%            6.66%            6.34%

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

*     Source: Lehman

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                           Shareholder Expense Example
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Expenses Paid
                               Beginning         Ending          During Period+
                             Account Value    Account Value     July 1, 2005 to
                             July 1, 2005   December 31, 2005  December 31, 2005
--------------------------------------------------------------------------------
Actual                         $1,000.00        $1,009.20            $3.29
Hypothetical (5% return
  per year before expenses)    $1,000.00        $1,021.93            $3.31

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Mellon Institutional Funds Investment Portfolio
                    Standish Mellon Global Fixed Income Fund

           Portfolio Information as of December 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                              Percentage of
Economic Sector Allocation                     Investments
-----------------------------------------------------------
Government                                        53.3%
Credit                                            35.3
Emerging markets                                   6.1
Mortgage pass thru                                 1.9
ABS/CMBS/CMO                                       0.5
Cash & equivalents                                 2.9
                                                 -----
                                                 100.0%

                                                                   Percentage of
Top Ten Holdings*                               Rate    Maturity    Investments
--------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Bond             0.88   4/15/2010       9.8%
Queensland Treasury Corp.                        6.00   6/14/2011       7.2
Netherlands Government Bond                      5.50   7/15/2010       6.6
Swedish Government                               5.25   3/15/2011       6.2
U.S. Treasury Inflation-Indexed Bond             3.38   1/15/2007       3.7
Singapore Government Bond                        5.63    7/1/2008       3.6
KFW International Finance                        1.75   3/23/2010       2.4
United Kingdom Gilt                              4.75    6/7/2010       2.1
FCE Bank PLC                                     2.39   6/28/2006       2.1
Kingdom of Denmark                               3.13  10/15/2010       1.9
                                                                       ----
                                                                       45.6%

*     Excluding short-term investments and investment of cash collateral.

Summary of Combined Ratings
-----------------------------------------------------------
                                              Percentage of
Quality Breakdown                             Investments
-----------------------------------------------------------
AAA                                               60.2%
AA                                                 5.5
A                                                  7.9
BBB                                               13.3
BB                                                 6.7
B                                                  2.9
CCC/NR                                             3.5
                                                 -----
 Total                                           100.0%

Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

The Standish Mellon Global Fixed Income Fund invests all of its investable assets in an interest of the Standish Mellon Global Fixed Income Portfolio (See
Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                       Statement of Assets and Liabilities
                                December 31, 2005
--------------------------------------------------------------------------------

Assets
  Investment in Standish Mellon Global Fixed Income
  Portfolio (Portfolio), at value (Note 1A)                               $ 71,108,799
  Receivable from advisor                                                           66
  Prepaid expenses                                                               4,785
                                                                          ------------
    Total assets                                                            71,113,650

Liabilities
  Distributions payable                                     $  866,964
  Payable for Fund shares redeemed                              46,451
  Accrued shareholder services fee (Note 2)                        307
  Accrued chief compliance officer fees (Note 2)                   404
  Accrued professional fees                                     23,807
  Accrued transfer agent fees (Note 2)                           4,034
  Accrued trustees' fees (Note 2)                                  500
  Other accrued expenses and liabilities                         3,391
                                                            ----------
    Total liabilities                                                          945,858
                                                                          ------------
Net Assets                                                                $ 70,167,792
                                                                          ============
Net Assets consist of:
  Paid-in capital                                                         $ 92,332,507
  Accumulated net realized loss                                            (21,684,758)
  Distributions in excess of net investment income                            (151,654)
  Net unrealized depreciation                                                 (328,303)
                                                                          ------------
Total Net Assets                                                          $ 70,167,792
                                                                          ============
Shares of beneficial interest outstanding                                    3,839,096
                                                                          ============
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                         $      18.28
                                                                          ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                             Statement of Operations
                      For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Interest income allocated from Portfolio                                     $ 3,183,858
  Dividend income allocated from Portfolio (net of foreign
    witholding taxes of $1,220)                                                      3,169
  Expenses allocated from Portfolio                                               (470,999)
                                                                               -----------
    Net investment income allocated from Portfolio                               2,716,028

Expenses
  Transfer agent fees (Note 2)                                 $     8,140
  Registration fees                                                 26,149
  Professional fees                                                 32,517
  Shareholder reports                                                4,833
  Trustees' fees (Note 2)                                            2,001
  Insurance expense                                                  1,100
  Miscellaneous                                                      9,844
                                                               -----------
    Total expenses                                                  84,584
  Deduct:
  Reimbursement of Fund operating expenses (Note 2)                (83,984)
                                                               -----------
    Net expenses                                                                       600
                                                                               -----------
      Net investment income                                                      2,715,428

Realized and Unrealized Gain (Loss)
  Net realized gain allocated from Portfolio on:
    Investments                                                  1,773,781
    Financial futures transactions                                  23,569
    Foreign currency transactions and forward currency
      exchange transactions                                      4,292,162
    Swap transactions                                               94,335
                                                               -----------
                                                                                 6,183,847

  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investments                                                 (7,595,580)
    Financial futures contracts                                    (29,470)
    Written options contracts                                       42,400
    Foreign currency translation and forward currency
      exchange contracts                                         1,264,204
    Swap contracts                                                  (8,621)
                                                               -----------
                                                                                (6,327,067)
                                                                               -----------
    Net realized and unrealized gain (loss) allocated
      from Portfolio                                                              (143,220)
                                                                               -----------
Net Increase in Net Assets from Operations                                     $ 2,572,208
                                                                               ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 For the              For the
                                                               Year Ended           Year Ended
                                                            December 31, 2005    December 31, 2004
                                                            -----------------    -----------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income                                     $       2,715,428    $       3,709,860
  Net realized gain (loss)                                          6,183,847            8,814,993
  Change in net unrealized appreciation (depreciation)             (6,327,067)          (7,922,754)
                                                            -----------------    -----------------
  Net increase (decrease) in net assets from investment
    operations                                                      2,572,208            4,602,099
                                                            -----------------    -----------------
Distributions to Shareholders (Note 1C)
  From net investment income                                       (7,240,447)          (6,932,393)
                                                            -----------------    -----------------
  Total distributions to shareholders                              (7,240,447)          (6,932,393)
                                                            -----------------    -----------------
Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                    568,992            2,287,428
  Value of shares issued to shareholders in reinvestment
    of distributions                                                6,373,483            6,021,997
  Redemption fees credited to capital                                      10                    -
  Cost of shares redeemed                                          (4,347,568)         (79,923,935)
                                                            -----------------    -----------------
  Net increase (decrease) in net assets from Fund share
    transactions                                                    2,594,917          (71,614,510)
                                                            -----------------    -----------------
Total Increase (Decrease) in Net Assets                            (2,073,322)         (73,944,804)

Net Assets
  At beginning of year                                             72,241,114          146,185,918
                                                            -----------------    -----------------
  At end of year (including distributions in excess
    of net investment income of $151,654 and $1,048,644)    $      70,167,792    $      72,241,114
                                                            =================    =================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                  Year Ended December 31,
                                                         --------------------------------------------------------------------
                                                            2005           2004          2003          2002          2001
                                                         -----------    -----------   -----------   -----------   -----------
Net Asset Value, Beginning of the year                   $     19.64    $     20.67   $     19.43   $     18.45   $     18.53
                                                         -----------    -----------   -----------   -----------   -----------
From Operations:

  Net investment income* (a)                                    0.75           0.83          0.75          0.82          0.84
  Net realized and unrealized gain
    (loss) on investments                                      (0.04)          0.20          0.49          0.44         (0.01)(b)
                                                         -----------    -----------   -----------   -----------   -----------
Total from investment operations                                0.71           1.03          1.24          1.26          0.83
                                                         -----------    -----------   -----------   -----------   -----------
Less Distributions to Shareholders:

  From net investment income                                   (2.07)         (2.06)           --         (0.27)        (0.91)
  From tax return of capital                                      --             --            --         (0.01)           --
                                                         -----------    -----------   -----------   -----------   -----------
Total distributions to shareholders                            (2.07)         (2.06)           --         (0.28)        (0.91)
                                                         -----------    -----------   -----------   -----------   -----------
Net Asset Value, End of Year                             $     18.28    $     19.64   $     20.67   $     19.43   $     18.45
                                                         ===========    ===========   ===========   ===========   ===========
Total Return (c)                                                3.64%          4.98%         6.38%         6.94%         4.51%

Ratios/Supplemental Data:

  Expenses (to average daily net assets)*(d)                    0.65%          0.65%         0.65%         0.60%         0.56%
  Net Investment Income (to average daily net assets)*          3.75%          3.86%         3.74%         4.43%         4.46%
  Net Assets, End of Year (000's omitted)                $    70,168    $    72,241   $   146,186   $   164,582   $   359,358

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee payable to the Portfolio and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

  Net investment income per share (a)                    $      0.73    $      0.83   $      0.74           N/A           N/A
  Ratios (to average daily net assets):
     Expenses (d)                                               0.77%          0.68%         0.70%          N/A           N/A
     Net investment income                                      3.63%          3.83%         3.69%          N/A           N/A

(a)   Calculated based on average shares outstanding,

(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values for the Fund.

(c)   Total return would have been lower in the absence of expense waivers.

(d)   Includes the Fund's share of the Portfolio's allocated expenses.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The Fund invests all its investable assets in an interest of Standish Mellon Global Fixed Income Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. dollar denominated fixed income securities of U.S. and foreign governments and companies located in the U.S. and various countries, including emerging markets. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100% at December 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      The Fund records its investment in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      Securities transactions in the Portfolio are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund are from the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

      Permanent book and tax basis differences will result in reclassifications among accumulated net investment income, accumulated net realized gain
      (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)   Investment Advisory Fee and Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.65% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. Pursuant to this agreement, for the year ended December 31, 2005, Standish Mellon voluntarily reimbursed the Fund for $83,984 of its operating expenses.

      The Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund was charged $ 8,140 during the year ended December 31, 2005.

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended December 31, 2005, the Fund was charged $2,269. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. For the year ended December 31, 2005, the Fund was charged $307 for fees payable to Mellon Private Wealth Management. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the period ended December 31, 2005, aggregated $7,042,475 and $11,579,112, respectively. The Fund receives a proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                               For the            For the
                                              Year Ended         Year Ended
                                          December 31, 2005   December 31, 2004
                                          -----------------   -----------------
Shares sold                                     28,662              123,648
Shares issued to shareholders for
  reinvestment of distributions                348,849              306,932
Shares redeemed                               (216,159)          (3,825,212)
                                              --------           ----------
Net increase (decrease)                        161,352           (3,394,632)
                                              ========           ==========

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      At December 31, 2005, four shareholders of record held approximately 86% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and their costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended December 31, 2005, the Fund received $10 in redemption fees.

(5)   Federal Taxes:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                      Amount
                                                    -----------
              Undistributed ordinary income         $   452,639
              Accumulated losses                    $21,628,703

      At December 31, 2005, the Fund, for federal income tax purposes, has capital loss carryovers of $21,628,703 which will reduce the Fund's taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are a follows:

                       Capital Loss
                        Carry Over                Expiration Date
                       ------------               ---------------
                       $  2,498,111                 12/31/2007
                         15,100,842                 12/31/2008
                            408,689                 12/31/2009
                          3,621,061                 12/31/2010
                       ------------
                       $ 21,628,703
                       ============

      The Fund elected to defer to its fiscal year ending December 31, 2006 $38,381 of capital losses recognized during the period November 1, 2005 to December 31, 2005.

      The Fund utilized $768,064 in capital loss carry forwards. It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

      Tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                              2005         2004
                                           ----------   ----------
                     Ordinary income       $7,240,447   $6,932,393

      See corresponding master portfolio for tax basis unrealized appreciated/(depreciation) information.

                   Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

      To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Global Fixed Income Fund:

      In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Global Fixed Income Fund (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at December 31, 2005 to the Portfolio's records, provide a reasonable basis for our opinion.

      PricewaterhouseCoopers LLP
      New York, New York
      March 1, 2006

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                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                               Par          Value
Security Description                                  Rate         Maturity                   Value       (Note 1A)
--------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--95.2%

BONDS AND NOTES--93.6%

Collateralized Mortgage Obligation--0.4%
Crown Castle Towers LLC, 2005-1A D 144A
  (Cost $320,000)                                     5.612%       6/15/2035       USD       320,000      $  311,681
                                                                                                          ----------
Corporate--9.6%

Basic Materials--0.3%
Freeport-McMoRan Copper & Gold, Inc.                 10.125         2/1/2010                 130,000         142,838
Georgia-Pacific Corp.                                 8.000        1/15/2024                 105,000         100,275
                                                                                                          ----------
                                                                                                             243,113
                                                                                                          ----------
Communications--1.7%
COX Communications Inc.                               7.125        10/1/2012                 295,000         316,085
Dex Media West LLC/Dex Media Finance Co.              8.500        8/15/2010                  70,000          73,325
Dex Media West LLC/Dex Media Finance Co.              9.875        8/15/2013                  69,000          76,590
News America Holdings, Inc.                           9.250         2/1/2013                 180,000         218,615
Qwest Corp. 144A (a)                                  7.741        6/15/2013                 175,000         188,781
Salem Communications Corp.                            7.750       12/15/2010                  90,000          93,263
Univision Communications, Inc.                        7.850        7/15/2011                 200,000         220,094
                                                                                                          ----------
                                                                                                           1,186,753
                                                                                                          ----------
Consumer Cyclical--0.3%
Mohegan Tribal Gaming Authority                       8.000         4/1/2012                 100,000         105,250
Yum! Brands, Inc.                                     8.875        4/15/2011                  75,000          85,869
                                                                                                          ----------
                                                                                                             191,119
                                                                                                          ----------
Energy--0.3%
Halliburton Co.                                       5.500       10/15/2010                 125,000         127,670
Southern Natural Gas Co.                              8.875        3/15/2010                 100,000         106,872
                                                                                                          ----------
                                                                                                             234,542
                                                                                                          ----------
Financial--4.1%
ACE Capital Trust II                                  9.700         4/1/2030                 195,000         271,329
Boston Properties, Inc.                               6.250        1/15/2013                  85,000          89,169
Chevy Chase Bank FSB                                  6.875        12/1/2013                 295,000         303,850
Duke Realty Corp REIT                                 5.250        1/15/2010                 175,000         175,324
Glencore Funding LLC 144A                             6.000        4/15/2014                  95,000          89,351
ILFC E-Capital Trust II 144A (a)                      6.250       12/21/2065                 135,000         137,034
International Lease Finance Corp.                     5.000        4/15/2010                 180,000         179,036
Jefferies Group, Inc.                                 5.500        3/15/2016                 110,000         108,658
Lehman Brothers E-Capital Trust I 144A (a)            5.150        8/19/2065                 100,000         100,250
Nisource Finance Corp.                                6.150         3/1/2013                 150,000         157,089
Nordea Bank 144A                                      7.500        1/30/2007                 445,000         456,141
Residential Capital Corp.                             6.375        6/30/2010                  75,000          76,209
Residential Capital Corp.                             6.875        6/30/2015                 130,000         138,136
Residential Capital Corp. (a)                         5.896        6/29/2007                  70,000          70,173
Residential Capital Corp. (a)                         5.670       11/21/2008                 230,000         230,302
Washington Mutual, Inc.                               4.625         4/1/2014                 365,000         343,231
                                                                                                          ----------
                                                                                                           2,925,282
                                                                                                          ----------
Industrial--1.1%
American Standard, Inc.                               7.375         2/1/2008                  145,000        151,059
Crown Americas, Inc. 144A                             7.625       11/15/2013                  130,000        134,875
Crown Americas, Inc. 144A                             7.750       11/15/2015                   75,000         77,625
Jefferson Smurfit Corp. US                            8.250        10/1/2012                   15,000         14,400

    The accompanying notes are an integral part of the financial statements.

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                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                              Par           Value
Security Description                                  Rate         Maturity                  Value        (Note 1A)
--------------------------------------------------------------------------------------------------------------------
Industrial (continued)
Republic Services, Inc.                               6.750%       8/15/2011       USD       150,000      $  161,151
Waste Management, Inc.                                6.875        5/15/2009                 245,000         258,317
                                                                                                          ----------
                                                                                                             797,427
                                                                                                          ----------
Technology & Electronics--0.3%
Freescale Semiconductor, Inc. (a)                     6.900        7/15/2009                 100,000         102,750
Quest Diagnostics, Inc. 144A                          5.125        11/1/2010                  90,000          89,974
                                                                                                          ----------
                                                                                                             192,724
                                                                                                          ----------
Utilities--1.5%
AES Corp. 144A                                        8.750        5/15/2013                 100,000         108,875
FirstEnergy Corp.                                     6.450       11/15/2011                 260,000         275,599
Mirant North America LLC 144A                         7.375       12/31/2013                 190,000         192,138
Niagara Mohawk Power Corp.                            7.750        10/1/2008                 175,000         186,847
TXU Energy Co.                                        7.000        3/15/2013                 270,000         287,729
                                                                                                          ----------
                                                                                                           1,051,188
                                                                                                          ----------
Total Corporate (Cost $6,691,725)                                                                          6,822,148
                                                                                                          ----------
Sovereign Bonds--4.5%
Argentina Bonos (a)                                   4.005         8/3/2012                 400,000         313,200
Egyptian Treasury Bill 144A                           7.500        3/23/2006                 725,000         744,437
Egyptian Treasury Bill 144A                           9.000        7/14/2006                 175,000         181,549
Republic of Brazil                                    8.000        1/15/2018                 165,000         178,035
Republic of Brazil (a)                                5.250        4/15/2012                  99,414          98,171
Republic of Panama                                    8.875        9/30/2027                 155,000         184,450
Republic of Philippines                               9.375        1/18/2017                 165,000         188,925
Republic of South Africa                              7.375        4/25/2012                 120,000         133,200
Republic of South Africa                              9.125        5/19/2009                  60,000          67,275
Republic of Turkey                                   11.500        1/23/2012                 230,000         291,813
Russian Federation                                    5.000        3/31/2030                 485,000         546,838
Russian Ministry of Finance                           3.000        5/14/2008                 190,000         179,788
Salomon Brothers AF for Tyumen Oil Co.               11.000        11/6/2007                 125,000         135,663
                                                                                                          ----------
Total Sovereign Bonds (Cost $3,171,580)                                                                    3,243,344
                                                                                                          ----------
Yankee Bonds--2.5%
Amvescap PLC                                          5.375        2/27/2013                 130,000         128,113
Amvescap PLC                                          5.375       12/15/2014                  70,000          68,622
Carnival Corp.                                        3.750       11/15/2007                 265,000         259,044
Chuo Mitsui Trust & Banking Co. Ltd. 144A (a)         5.506        2/15/2049                 365,000         353,689
Falconbridge Ltd.                                     6.000       10/15/2015                 155,000         156,512
ING Groep NV (a)                                      5.775       11/30/2049                 230,000         233,105
Naftogaz Ukrainy                                      8.125        9/30/2009                 100,000         103,500
Rogers Wireless, Inc.                                 7.500        3/15/2015                  45,000          48,600
Royal KPN NV                                          8.375        10/1/2030                 210,000         248,846
Telecom Italia Capital SA                             4.875        10/1/2010                 160,000         156,862
                                                                                                          ----------
Total Yankee Bonds (Cost $1,765,293)                                                                       1,756,893
                                                                                                          ----------
U.S. Government Agency--1.8%

Pass Thru Securities--1.8%
FNMA                                                  5.500         1/1/2034                 496,395         492,754
FNMA(TBA) (b)                                         6.500         1/1/2036                 760,000         779,475
                                                                                                          ----------
Total U.S. Government Agency (Cost $1,284,106)                                                             1,272,229
                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                              Par           Value
Security Description                                  Rate         Maturity                  Value        (Note 1A)
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--13.8%
U.S. Treasury Bond                                    5.250%      11/15/2028       USD       245,000      $  267,222
U.S. Treasury Inflation-Indexed Bond(c)               3.375        1/15/2007               2,438,987       2,456,899
U.S. Treasury Inflation-Indexed Bond                  0.875        4/15/2010               6,886,801       6,547,034
U.S. Treasury Note                                    6.625        5/15/2007                 105,000         108,052
U.S. Treasury Note                                    3.250        8/15/2008                 450,000         437,537
                                                                                                          ----------
Total U.S. Treasury Obligations
  (Cost $9,960,351)                                                                                        9,816,744
                                                                                                          ----------

Foreign Denominated--61.0%

Argentina--0.2%
Republic of Argentina                                 0.698        9/30/2014       ARS       520,000         171,446
                                                                                                          ----------
Australia--8.3%
Australian Government Bond                            6.000        2/15/2017       AUD     1,390,000       1,085,603
Queensland Treasury Corp.                             6.000        6/14/2011               6,400,000       4,835,129
                                                                                                          ----------
                                                                                                           5,920,732
                                                                                                          ----------
Brazil--0.3%
Republic of Brazil                                   12.500         1/5/2016       BRL       430,000         184,472
                                                                                                          ----------
Canada--0.8%
Canadian Pacific Railway Ltd. 144A                    4.900        6/15/2010       CAD       620,000         544,686
                                                                                                          ----------
Denmark--1.1%
Realkredit Danmark A/S                                4.000         1/1/2006       DKK     5,140,000         815,705
                                                                                                          ----------
Euro--25.0%
Allied Irish Bank UK (a)                              4.781       12/10/2049       EUR       160,000         187,929
ASIF III                                              4.750        9/11/2013                 270,000         345,156
Autostrade SpA (a)                                    2.902         6/9/2011                 300,000         358,056
Barclays Bank PLC (a)                                 4.875       12/15/2014                 150,000         180,351
Belgium Government Bond                               4.250        9/28/2013                 560,000         708,058
Bombardier, Inc.                                      5.750        2/22/2008                 150,000         177,525
Bundesobligation                                      3.000        4/11/2008                 270,000         320,281
Bundesobligation                                      4.500        8/17/2007                 320,000         388,593
Bundesschatzanweisungen                               2.750        6/23/2006                 135,000         159,882
Citigroup, Inc. (a)                                   2.624         6/3/2011                 370,000         438,102
Daimlerchrysler International Finance                 7.000        3/21/2011                 125,000         170,151
Deutsche Bundesrepublik                               4.000         7/4/2009                 175,000         213,959
Deutsche Republic                                     3.250         7/4/2015                 685,000         807,577
Deutsche Republic                                     4.500         1/4/2013                 170,000         217,490
Deutsche Republic                                     4.750         7/4/2034                 350,000         498,993
Deutsche Telekom International Finance BV             6.625        7/11/2011                 165,000         224,412
FCE Bank PLC (a)                                      2.895        6/28/2006               1,205,000       1,388,896
FCE Bank PLC EMTN (a)                                 3.492        9/30/2009                 385,000         381,149
Finmeccanica SpA                                      4.875        3/24/2025                 175,000         212,018
GE Capital European Funding (a)                       2.389         5/4/2011                 370,000         437,700
Glencore Finance Europe SA/Luxembourg                 5.375        9/30/2011                 280,000         340,228
GMAC International Finance BV (a)                     4.014         8/4/2006                 415,000         471,506
Hellenic Republic Government Bond                     3.700        7/20/2015                 800,000         961,707
Household Finance Corp.                               6.500         5/5/2009                 300,000         390,405
Kappa Beheer BV                                      10.625        7/15/2009                 135,000         165,432
Kingdom of Denmark                                    3.125       10/15/2010               1,075,000       1,273,017
Linde Finance BV                                      6.000        7/29/2049                 180,000         218,633
MPS Capital Trust I                                   7.990         2/7/2011                 160,000         224,240

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                             Par             Value
Security Description                                  Rate         Maturity                 Value          (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Euro (continued)
National Westminster Bank PLC                         6.625%       10/5/2009       EUR         70,000     $    92,100
Netherlands Government Bond                           5.500        7/15/2010                3,355,000       4,375,739
Owens-Brockway Glass Containers                       6.750        12/1/2014                   95,000         111,308
Resona Bank Ltd. 144A                                 4.125        1/10/2049                  110,000         129,264
Sogerim                                               7.000        4/20/2011                  185,000         254,215
Sumitomo Mitsui Banking Corp. 144A (a)                4.375        7/15/2049                  195,000         233,790
Telenet Communications NV 144A                        9.000       12/15/2013                   75,000          98,304
Veolia Environnement                                  4.875        5/28/2013                  135,000         171,620
Volkswagen International Finance NV                   4.875        5/22/2013                  180,000         227,377
West LB Covered Bond Bank 144A                        4.000        3/25/2014                  150,000         185,425
                                                                                                          -----------
                                                                                                           17,740,588
                                                                                                          -----------
Japan--8.3%
Depfa Acs Bank                                        1.650       12/20/2016       JPY    140,000,000       1,186,755
Development Bank of Japan                             1.600        6/20/2014              100,000,000         868,218
European Investment Bank                              1.400        6/20/2017              135,000,000       1,126,634
Japan Finance Corp.                                   1.550        2/21/2012              130,000,000       1,131,368
KFW International Finance                             1.750        3/23/2010              178,000,000       1,575,649
                                                                                                          -----------
                                                                                                            5,888,624
                                                                                                          -----------
Mexico--0.3%
Mexican Fixed Rate Bonds                              8.000       12/19/2013       MXN      2,565,000         238,086
                                                                                                          -----------
Singapore--3.4%
Singapore Government Bond                             5.625         7/1/2008       SGD      3,780,000       2,424,474
                                                                                                          -----------
Sweden--7.5%
Swedish Government                                    8.000        8/15/2007       SEK      8,715,000       1,190,479
Swedish Government                                    5.250        3/15/2011               29,940,000       4,144,500
                                                                                                          -----------
                                                                                                            5,334,979
                                                                                                          -----------
United Kingdom--5.8%
Barclays Bank PLC                                     6.000        9/15/2026       GBP        130,000         233,480
Bat International Finance PLC                         6.375       12/12/2019                   90,000         168,933
British Telecom PLC                                   7.125        12/7/2006                  185,000         325,586
Deutsche Telekom International Finance BV             7.125        9/26/2012                  175,000         336,467
HBOS Capital Funding LP (d)                           6.461       11/30/2048                   85,000         164,860
Inco                                                 15.750        7/15/2006                  200,000         359,449
Transco Holdings PLC                                  7.000       12/16/2024                   80,000         172,936
United Kingdom Gilt                                   4.250         6/7/2032                  140,000         250,751
United Kingdom Gilt                                   4.750         6/7/2010                  800,000       1,408,336
United Kingdom Gilt                                   8.000        9/27/2013                  310,000         669,026
                                                                                                          -----------
                                                                                                            4,089,824
                                                                                                          -----------
Total Foreign Denominated (Cost $44,331,678)                                                               43,353,616
                                                                                                          -----------
TOTAL BONDS AND NOTES (Cost $67,524,733)                                                                   66,576,655
                                                                                                          -----------
CONVERTIBLE PREFERRED STOCKS--0.1%                                                           Shares
                                                                                           -----------
Fannie Mae 5.375% CVT Pfd (Cost $100,000)                                                           1          91,891
                                                                                                           ----------

PURCHASED OPTIONS--0.1%                                                                   Contract Size
                                                                                          -------------
EUR Put USD Call, Strike Price 1.20, 2/23/2006                                              1,450,000          30,595
EUR Put USD Call, Strike Price 1.20, 3/16/2006                                              1,450,000          31,900
EUR Put USD Call, Strike Price 1.18, 4/05/2006                                              1,420,000          20,830
iTRAXX Europe Series 4 Version 1,
Strike Price 0.50, 6/20/2006                                                                2,850,000           1,975
                                                                                                           ----------
TOTAL PURCHASED OPTIONS (Cost $69,303)                                                                         85,300
                                                                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

                                                                                             Par            Value
Security Description                                   Rate        Maturity                 Value         (Note 1A)
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.4%

U.S. Government--0.3%
U.S. Treasury Bill (c) (e)                            3.900%        3/2/2006              $   125,000    $   124,221
U.S. Treasury Bill (c) (e)                            3.938         3/9/2006                  125,000        124,121
                                                                                                         -----------
Total U.S. Government (Cost $248,251)                                                                        248,342
                                                                                                         -----------
U.S. Government Agency--1.1%
FHLMC Discount Note (e) (Cost $768,935)               4.128        1/12/2006                  770,000        768,935
                                                                                                         -----------
Total Short-Term Investments (Cost $1,017,186)                                                             1,017,277
                                                                                                         -----------
TOTAL UNAFFILIATED INVESTMENTS (Cost $68,711,222)                                                         67,771,123
                                                                                                         -----------
AFFILIATED INVESTMENTS--2.3%                                                                 Shares
                                                                                           -----------
Dreyfus Institutional Preferred Plus Money Market
Fund (f) (g) Cost $1,658,189)                         4.060                                 1,658,189      1,658,189
                                                                                                         -----------
TOTAL INVESTMENTS--97.5% (Cost $70,369,411)                                                               69,429,312
                                                                                                         -----------
OTHER ASSETS, LESS LIABILITIES--2.5%                                                                       1,679,487
                                                                                                         -----------
NET ASSETS--100%                                                                                         $71,108,799
                                                                                                         ===========

Notes to Schedule of Investments:

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,357,869 or 6.1% of net assets.
ARS--Argentina Peso
AUD--Australian Dollar
BRL--Brazilian Real
CAD--Canadian Dollar
CVT--Convertible
DKK--Danish Krone
EUR--Euro
GBP--British Pound
JPY--Japanese Yen
MXN--Mexican New Peso
SEK--Swedish Krona
SGD--Singapore Dollar

(a)   Variable Rate Security; rate indicated is as of 12/31/2005.

(b)   Delayed delivery security.

(c)   Denotes all or part of security segregated as collateral.

(d)   Step up security; rate indicated is as of 12/31/2005.

(e)   Rate noted is yield to maturity.

(f)   Stated rate is seven-day yield for the fund at year end.

(g)   Affiliated money market fund.

At December 31, 2005 the Portfolio held the following futures contracts:

                                                                 Underlying Face   Unrealized
Contract                           Position    Expiration Date   Amount at Value      Loss
---------------------------------------------------------------------------------------------
US 10 Year Treasury (40 Contracts)   Short        3/22/2006       $   4,346,875    $ (29,470)
                                                                                   =========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

At December 31, 2005 the Portfolio held the following forward foreign currency exchange contracts:

                                                           Local
                                                         Principal     Contract         Value at        USD Amount     Unrealized
Contracts to Deliver                                       Amount     Value Date   December 31, 2005    to Receive    Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------------
Australian Dollar                                         7,460,000    3/15/2006      $  5,457,982     $  5,540,075   $    82,093
Brazilian Real                                              525,000    2/10/2006           221,809          188,324       (33,485)
Canadian Dollar                                             620,000    3/15/2006           534,379          535,947         1,568
Danish Krone                                              7,820,000    3/15/2006         1,246,265        1,266,294        20,029
Euro                                                     15,328,000    3/15/2006        18,216,485       18,455,817       239,332
British Pound Sterling                                    2,080,000    3/15/2006         3,577,756        3,684,179       106,423
Japanese Yen                                            701,980,000    3/15/2006         6,007,616        6,115,268       107,652
Swedish Krona                                            43,440,000    3/15/2006         5,499,848        5,553,877        54,029
Singapore Dollar                                          4,320,000    3/15/2006         2,605,077        2,603,524        (1,553)
                                                                                      ------------     ------------   -----------
Total                                                                                 $ 43,367,217     $ 43,943,305   $   576,088
                                                                                      ============     ============   ===========

                                                           Local
                                                         Principal    Contract         Value at         USD Amount    Unrealized
Contracts to Receive                                       Amount    Value Date    December 31, 2005    to Deliver       Gain
---------------------------------------------------------------------------------------------------------------------------------
Brazilian Real                                              525,000    2/10/2006      $    221,809     $    175,000   $    46,809
Brazilian Real                                              435,000    3/15/2006           182,138          179,529         2,609
                                                                                      ------------     ------------   -----------
Total                                                                                 $    403,947     $    354,529   $    49,418
                                                                                      ============     ============   ===========

At December 31, 2005, the Portfolio held the following open swap contracts:

                                                                                                                       Unrealized
Credit Default Swaps                 Reference                  Buy/Sell   (Pay)/Receive  Expiration    Notional      Appreciation/
     Counterparty                      Entity                  Protection    Fixed Rate      Date        Amount      (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Bear Stearns                Alcoa, Inc., 6.000% due 1/15/2012     Buy         (0.415)%     6/20/2010    107,000 USD    $    (985)
Bear Stearns                 Alcoa, Inc., 6.500% due 6/1/2011     Buy          (0.52)      6/20/2010    238,000 USD       (3,200)
Bear Stearns            Conocophillips, 4.750% due 10/15/2012     Buy          (0.31)      6/20/2010    345,000 USD       (1,290)
Bear Stearns               Nucor Corp., 4.875% due 10/01/2012     Buy          (0.40)      6/20/2010    162,000 USD          (72)
Bear Stearns                   Ukraine Government, 7.650% due
                                                    6/11/2013     Sell         2.840      12/20/2009    150,000 USD        7,929
Deutsche Bank                 Republic of Brazil, 12.25%, due
                                                     3/6/2030     Sell         1.450      10/20/2008    358,000 USD        1,965
JPMorgan                        British American Tobacco PLC,
                                         4.875% due 2/25/2009     Sell         0.425      12/20/2010    350,000 EUR        1,521
JPMorgan               Daimlerchrysler AG, 7.20% due 9/1/2009     Sell         0.700      12/20/2010    350,000 EUR          (64)
JPMorgan                    Degussa AG, 5.125% due 12/10/2013     Buy          (1.75)     12/20/2010    550,000 EUR      (13,199)
JPMorgan                                   Dow Jones CDX.EM.4     Sell         1.800      12/20/2010  1,350,000 USD       (3,824)
JPMorgan                  France Telecom, 7.25% due 1/28/2013     Sell         0.660      12/20/2015    175,000 EUR       (3,403)
JPMorgan                   Glencore International AG, 5.375%,
                                                due 9/30/2011     Sell         1.480      12/20/2010    350,000 EUR        3,925
JPMorgan                 ICI Wilmington, 5.625% due 12/1/2013     Sell         0.510      12/20/2010    350,000 EUR           28
JPMorgan               iTraxx Europe HiVol Series 4 Version 1     Buy          (0.70)     12/20/2010  1,725,000 EUR       (1,941)
JPMorgan                       Republic of Panama, 8.875% due
                                                    9/30/2027     Sell         1.500      12/20/2010    216,000 USD          437
JPMorgan               Republic of Peru, 8.75% due 11/21/2033     Buy          (1.70)     12/20/2010    216,000 USD        4,365
JPMorgan               Telecom Italia SPA, 6.25% due 2/1/2012     Sell         0.520      12/20/2010    350,000 EUR         (967)
JPMorgan                     Volkswagen, 4.875% due 5/22/2013     Sell         0.450      12/20/2010    350,000 EUR          330
Morgan Stanley & Co.                    Koninklijke KPN N.V.,
                                          8.00% due 10/1/2010     Buy          (0.77)     12/20/2010    785,000 USD        3,538
Morgan Stanley & Co.             Wendy's International, Inc.,
                                         6.25% due 11/15/2011     Buy          (0.62)     12/20/2010    550,000 USD        4,660
                                                                                                                       ---------
                                                                                                                       $    (247)
                                                                                                                       =========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                  Schedule of Investments -- December 31, 2005
--------------------------------------------------------------------------------

Interest Rate Swaps    Floating Rate     Pay/Receive                   Expiration    Notional     Unrealized
   Counterparty           Index         Floating Rate    Fixed Rate       Date        Amount     Depreciation
-------------------------------------------------------------------------------------------------------------
Bear Stearns           USD-LIBOR-BBA         Pay           3.907%      11/19/2009    $150,000      $(5,035)
                                                                                                   =======

The Fund held the following written option contracts at December 31, 2005:

Written Put Options     Strike Price    Expiration Date   Contracts    Premium     Value
-----------------------------------------------------------------------------------------
USD Put/EUR Call           1.2800          2/23/2006          1       $ 14,791    $   580
USD Put/EUR Call           1.2800          3/16/2006          1         16,946      1,305
USD Put/EUR Call           1.2600          4/05/2006          1         13,703      4,303
                                                             --       --------    -------
                                                              3       $ 45,440    $ 6,188
                                                             ==       ========    =======

Written Call Options    Strike Price    Expiration Date   Contracts    Premium     Value
-----------------------------------------------------------------------------------------
EUR Put/USD Call           1.1200          4/05/2006          1       $  6,958    $ 3,810
                                                             ===      ========    =======

                                              Percentage of
      Country Allocation                       Investments
      -----------------------------------------------------
      United States                               38.2%
      Euro                                        25.7
      Japan                                        8.6
      United Kingdom                               5.9
      Canada                                       0.8
      South Korea                                  0.0
      Denmark                                      0.0
      Sweden                                       7.7
      Australia                                    8.6
      South Africa                                 0.0
      Poland                                       0.0
      Mexico                                       0.4
      Singapore                                    3.5
      Hungary                                      0.0
      Thailand                                     0.0
      Czech Republic                               0.0
      New Zealand                                  0.0
      Argentina                                    0.3
      Brazil                                       0.3
      Taiwan                                       0.0
      Malaysia                                     0.0
                                                 -----
                                                 100.0%

The Standish Mellon Global Fixed Income Fund invests all of its investable assets in an interest of the Standish Mellon Global Fixed Income Portfolio (See
Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                       Statement of Assets and Liabilities
                                December 31, 2005
--------------------------------------------------------------------------------

Assets
   Investments in securities
      Unaffiliated issuers, at value (Note 1A) (cost $68,711,222)                                       $ 67,771,123
      Affiliated issuers, at value (Note 1A) (cost $1,658,189) (Note 1H)                                   1,658,189
   Cash                                                                                                          149
   Foreign currency (cost $793,126)                                                                          787,450
   Unrealized appreciation on forward foreign currency exchange contracts (Note 5)                           660,544
   Interest receivable                                                                                     1,105,684
   Receivable for variation margin                                                                             6,875
   Swap premium paid                                                                                          25,024
   Unrealized depreciation on swap contracts (Note 5)                                                         28,698
   Prepaid expenses                                                                                            1,772
                                                                                                        ------------
      Total assets                                                                                        72,045,508

Liabilities
   Payable for securities purchased                                                     $    777,473
   Unrealized depreciation on forward foreign currency exchange contracts (Note 5)            35,038
   Unrealized depreciation on swap contracts (Note 5)                                         33,980
   Payable for swap premium                                                                   17,550
   Options written, at value (premium received $52,398) (Note 5)                               9,998
   Accrued professional fees                                                                  23,500
   Accrued accounting, administration, and custody fees (Note 2)                               8,825
   Accrued trustees' fees and expenses (Note 2)                                                3,511
   Other accrued expenses and liabilities                                                     26,834
                                                                                        ------------
      Total liabilities                                                                                      936,709
                                                                                                        ------------
Net Assets (applicable to investors' beneficial interest)                                               $ 71,108,799
                                                                                                        ============

     The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                             Statement of Operations
                      For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income                                                                                      $  3,120,551
   Dividend income from affiliated investments (Note 1H)                                                      59,502
   Security lending income                                                                                     3,805
   Dividend income (net of foreign withholding tax of $1,220)                                                  3,169
                                                                                                        ------------
                                                                                                           3,187,027
Expenses
   Investment advisory fee (Note 2)                                                     $    290,028
   Accounting, administration and custody fees (Note 2)                                      127,102
   Professional fees                                                                          34,897
   Trustees' fees and expenses (Note 2)                                                       10,561
   Insurance expense                                                                           9,600
   Miscellaneous                                                                               1,800
                                                                                        ------------
      Total expenses                                                                         473,988
   Deduct:
   Waiver of investment advisory fee (Note 2)                                                 (2,989)
                                                                                        ------------
      Net expenses                                                                                           470,999
                                                                                                        ------------
         Net investment income                                                                             2,716,028
                                                                                                        ------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investments                                                                          1,773,781
      Financial futures transactions                                                          23,569
      Foreign currency transactions and forward currency exchange contracts                4,292,162
      Swap transactions                                                                       94,335
                                                                                        ------------
         Net realized gain (loss)                                                                          6,183,847
   Change in unrealized appreciation (depreciation)
      Investments                                                                         (7,595,580)
      Financial futures contracts                                                            (29,470)
      Written options contracts                                                               42,400
      Foreign currency translation and forward currency exchange contracts                 1,264,204
      Swap contracts                                                                          (8,621)
                                                                                        ------------
         Change in net unrealized appreciation (depreciation)                                             (6,327,067)
                                                                                                        ------------
            Net realized and unrealized gain                                                                (143,220)
                                                                                                        ------------
Net Increase in Net Assets from Operations                                                              $  2,572,808
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              For the              For the
                                                                            Year Ended            Year Ended
                                                                         December 31, 2005    December 31, 2004
                                                                         -----------------    -----------------
Increase (Decrease) in Net Assets

From Operations
   Net investment income                                                   $   2,716,028        $   3,746,228
   Net realized gain (loss)                                                    6,183,847            8,814,993
   Change in net unrealized appreciation (depreciation)                       (6,327,067)          (7,922,754)
                                                                           -------------        -------------
   Net increase (decrease) in net assets from investment operations            2,572,808            4,638,467
                                                                           -------------        -------------
Capital Transactions
   Contributions                                                               7,042,475            8,539,443
   Withdrawals                                                               (11,579,112)         (93,677,695)
                                                                           -------------        -------------
   Net increase (decrease) in net assets from capital transactions            (4,536,637)         (85,138,252)
                                                                           -------------        -------------
Total Increase (Decrease) in Net Assets                                       (1,963,829)         (80,499,785)

Net Assets
   At beginning of year                                                       73,072,628          153,572,413
                                                                           -------------        -------------
   At end of year                                                          $  71,108,799        $  73,072,628
                                                                           =============        =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                 Year Ended December 31,
                                                         -----------------------------------------------------------------------
                                                            2005           2004            2003           2002           2001
                                                         -----------    -----------    -----------    -----------    -----------
Total Return(a)                                                 3.64%          5.00%          6.40%          6.98%          4.54%

Ratios/Supplemental data:
   Expenses (to average daily net assets)                       0.65%          0.63%          0.63%          0.56%          0.53%
   Net Investment Income (to average daily net assets)          3.75%          3.89%          3.75%          4.47%          4.49%
   Portfolio Turnover:(b)
      Inclusive                                                  181%           166%           222%           205%           251%
      Exclusive                                                  167%           130%            --             --             --
   Net Assets, End of Year (000's omitted)               $    71,109    $    73,073    $   153,572    $   164,590    $   364,068

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

    Ratios (to average daily net assets):
      Expenses (to average daily net assets)   0.65%   NA   NA   NA   NA
      Net investment income                    3.74%   NA   NA   NA   NA

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements.

(b) Beginning in 2004, the portfolio turnover ratio is presented inclusive and exclusive of the effect of rolling forward purchase commitments.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. dollar denominated fixed income securities of U.S. and foreign governments and companies located in the U.S. and various countries, including emerging markets.

      At December 31, 2005 there was one fund, Standish Mellon Global Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2005 was 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method. Realized gains and losses from securities sold are recorded on the identified cost basis.

      The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Income taxes

      The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      D. Foreign currency transactions

      The Portfolio maintains its records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      E. Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and it's pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.65% of the Fund's average daily net assets. Pursuant to this agreement, for the year ended December 31, 2005, Standish Mellon voluntarily waived a portion of its investment advisory fee in the amount of $2,989. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      The Portfolio has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $127,102 during the year ended December 31, 2005.

      The Portfolio entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. Pursuant to this agreement, the Mellon Bank received $1,610 for the year ended December 31, 2005. See Note 6 for further details.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Effective July 1, 2005, the Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. No other director, officer or employee of Standish Mellon or its affiliates received any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2005 were as follows:

                                                      Purchases      Sales
                                                     -----------  -----------

      U.S. Government Securities                     $31,848,205  $25,349,221
                                                     -----------  -----------
      Investments (non-U.S. Government Securities)   $93,599,497  $99,559,867

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2005, as computed on a federal income tax basis, were as follows:

            Aggregate Cost                                     $70,431,503
                                                               ===========
            Gross unrealized appreciation                          883,887
            Gross unrealized depreciation                       (1,886,078)
                                                               -----------
            Net unrealized appreciation (depreciation)         $(1,002,191)
                                                               ===========

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

Transactions in written call and put options were as follows:

                                             Number of
     Written Put Option Transactions         Contracts          Premiums
                                             ---------          --------
     Outstanding, beginning of year                  0          $      0
     Options written                                 3            45,440
     Options expired                                 0                 0
     Options closed                                  0                 0
                                             ---------          --------
     Outstanding, end of year                        3          $ 45,440
                                             =========          ========

                                             Number of
     Written Call Option Transactions        Contracts          Premiums
                                             ---------          --------
     Outstanding, beginning of year                  0          $      0
     Options written                                 1             6,958
     Options expired                                 0                 0
     Options closed                                  0                 0
                                             ---------          --------
     Outstanding, end of year                        1          $  6,958
                                             =========          ========

      At December 31, 2005, the Portfolio held options. See Schedule of Investments for further details.

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 2005, the Portfolio held open foreign currency exchange contracts. See the Schedule of Investments for further details.

      Futures contracts

      The Portfolio may enter into financial futures contracts for the sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At December, 31, 2005, the Portfolio held open financial futures contracts. See the Schedule of Investments for further details.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Swap Agreements

      The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      At December 31, 2005, the Portfolio held open swap contracts. See the Schedule of Investments for further details.

(6)   Security Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the year ended December 31, 2005 and earned interest on the invested collateral of $59,612 of which, $55,807 was rebated to borrowers or paid in fees. See the Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)   Delayed Delivery Transactions:

      The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

      The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

      At December 31, 2005, the Portfolio held delayed delivery securities. See the Schedule of Investments for further details.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(8)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.06 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2005, the facility fee was $748 for the Portfolio.

      During the year ended December 31, 2005, the Portfolio did not borrow under the credit facility.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

      To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon Global Fixed Income Portfolio:

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Global Fixed Income Portfolio ( the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

      PricewaterhouseCoopers LLP
      New York, New York
      March 1, 2006

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      The Investment Company Act of 1940 requires that the Board of Trustees, including a majority of its Trustees who are not affiliated with the fund's investment adviser or underwriter (the "Independent Trustees") voting separately, approve the Fund's advisory agreement and the related fees on an annual basis. The Fund is not a party to an investment advisory agreement directly with any investment adviser and does not invest directly in portfolio securities. Instead, the Fund invests all of its investable assets in the Standish Mellon Global Fixed Income Portfolio (the "Portfolio"), which is managed by Standish Mellon Asset Management Company LLC ("Standish Mellon"). The Fund's Board of Trustees determines annually whether the Fund should continue to invest in the Portfolio. The members of the Fund's Board of Trustees also serve as the Board of Trustees of the Portfolio. In that capacity, they consider annually whether to continue the investment advisory agreement between the Portfolio and Standish Mellon. In their most recent deliberations concerning their decision to approve the continuation of the investment advisory agreement, the Board of Trustees conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Trustees received from Standish Mellon a broad range of information in response to a written request prepared on their behalf by their own legal counsel. The Independent Trustees met alone in a private session with their legal counsel on September 22, 2005 to review these materials and to discuss the proposed continuation of the Fund's advisory agreement. Representatives of Standish Mellon attended a portion of the September meeting to provide an overview of its organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees' review of the materials and their deliberations. The entire Board then met on October 18, 2005.

      The information requested by the Independent Trustees and reviewed by the entire Board included:

      (i) Financial and Economic Data: Standish Mellon's income statements, as well as a profitability analysis of Standish Mellon, including a separate presentation of Standish Mellon's profitability relative to that of several publicly traded investment advisers;

      (ii) Management Teams and Operations: Standish Mellon's Form ADV, as well as information concerning Standish Mellon's executive management, investment management, client service personnel and overall organizational structure, insurance coverage, brokerage and soft dollar policies and practices;

      (iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services ("Lipper") regarding the Fund's historical performance, management fee and expense ratio compared to other funds, and Standish Mellon's separate account advisory fee schedules;

      (iv) Specific Facts Relating to the Fund: Standish Mellon's commentary on the Fund's performance (rather than the Portfolio alone) and any material portfolio manager and strategy changes that may have affected the Fund and Portfolio in the prior year, as well as "fact sheets" prepared by Standish Mellon providing salient data about the Fund and Portfolio and Standish Mellon's views concerning the issues of breakpoints in the management fee schedule of the Portfolio and potential economies of scale; and

      (v) Other Benefits: The benefits flowing to Mellon Financial Corporation ("Mellon") and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of Mellon.

      In considering the continuation of the Portfolio's advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the Portfolio's advisory agreement and the compensation to Standish Mellon provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees' determination are described below.

      Nature, Extent and Quality of Services

      The Board considered the nature, scope and quality of the overall services provided to the Portfolio by Standish Mellon. In their deliberations as to the continuation of the Portfolio's advisory agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund's shareholders have chosen to entrust Standish Mellon, under the supervision of the Board, to manage the portion of their assets invested in the Fund.

      Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by Standish Mellon. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

      The Trustees reviewed the background and experience of the Portfolio's two portfolio managers and also met with senior management of Standish Mellon to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Standish Mellon's investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

      The Board determined that Standish Mellon had the expertise and resources to manage the Portfolio effectively.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Investment Performance

      The Board considered the investment performance of the Fund (rather than the Portfolio alone) against a peer group of investment companies selected by Standish Mellon with input from the Trustees. The Board also compared the Fund's investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund's performance rankings against that universe. In addition to the information received by the Board at the September 22, 2005 Board meeting, the Trustees received similar detailed comparative performance information for the Fund at each regular Board meeting during the year.

      The Board considered the Fund's performance for the one-, three- and five-year periods ended July 31, 2005 based on the Lipper materials provided to the Board at the September 22, 2005 meeting. The Board found that the Fund underperformed its peer group average returns for the one-year period (6.31% vs. 7.24%), three-year period (6.08% vs. 8.39%) and five-year period (6.12% vs. 7.63%). The Trustees requested that Standish Mellon arrange for a presentation to the Board, as part of the usual fund reporting cycle, to explain the reasons for the Fund's underperformance and efforts by Standish Mellon to improve the Fund's performance.

      Advisory Fee and Other Expenses

      The Board considered the advisory fee rate paid by the Portfolio to Standish Mellon. The Lipper data presenting the Portfolio's "net advisory fees" included fees paid by the Portfolio, as calculated by Lipper, for administrative services provided by Mellon Bank, N.A., the Portfolio's custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Portfolio's advisory fees to those peers that include administrative fees within a blended advisory fee.

      The Portfolio's contractual advisory fee was 0.40%, in the 2nd quintile (1st being the best) of its peer group of funds, the median fee of which was 0.57%. The Portfolio's net advisory fee, after giving effect to expense limitations, was 0.386%, below the peer group median net advisory fee of 0.537%. Based on the Lipper data, as well as other factors discussed at the September 22, 2005 meeting, the Board determined that the Portfolio's advisory fee is reasonable relative to its peer group averages, both with and without giving effect to expense limitations.

      The Board also compared the fees payable by the Portfolio relative to those payable by separate account clients of Standish Mellon. Based on the additional scope and complexity of the services provided and responsibilities assumed by Standish Mellon with respect to the Portfolio relative to these other types of clients, the Board concluded that the fees payable under the advisory agreement were reasonable relative to overall industry averages and to the nature and quality of the services provided.

      The Board also considered the Fund's (rather than solely the Portfolio's) expense ratio and compared it to that of its peer group of similar funds. The Board found that the actual net expense ratio of 0.65% (after giving effect to expense limitations) was lower than the median net expense ratio of the peer group of 0.95% notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

      Standish Mellon's Profitability

      The Board considered Standish Mellon's profitability in managing the Portfolio and Fund and the Mellon Institutional Funds as a group, as well as the methodology used to compute such profitability, and the various direct and indirect expenses incurred by Standish Mellon or its affiliated investment adviser, The Boston Company Asset Management, LLC ("TBCAM") in managing the Portfolio and Fund and other funds in the Mellon Institutional Funds family of funds. The Independent Trustees had observed that, based on the profitability information submitted to them by Standish Mellon, Standish Mellon incurred losses in managing many of the investment companies in the Mellon Institutional Funds family of funds, including the Portfolio and Fund, and that among those funds that were profitable to Standish Mellon, several generated only marginal profitability for the firm. The Trustees observed that Standish Mellon had incurred losses in operating the Portfolio and Fund in both 2003 and 2004.

      Economies of Scale

      The Board also considered the extent to which economies of scale might be realized as the Portfolio and Fund grow. They observed that the Standish Mellon Fixed Income Portfolio, the largest fund in the complex, already had breakpoints in its fee arrangement that reflected economies resulting from its size. The Board concluded that, at existing asset levels and considering current assets growth projections, the implementation of additional fee breakpoints or other fee reductions was not necessary at this time. They requested, however, that management consider the issue of future breakpoints and respond to the Independent Trustees and to present a proposal for such breakpoints or, in each case as applicable, management's rationale as to why such future breakpoints are not necessary or appropriate for a particular Fund.

                   Mellon Institutional Funds Master Portfolio
                  Standish Mellon Global Fixed Income Portfolio

     Factors Considered by Board of Trustees in Approving Advisory Agreement
--------------------------------------------------------------------------------

      Other Benefits

      The Board also considered the additional benefits flowing to Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates were selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors. In addition, the Board, including a majority of the Independent Trustees, conduct an examination annually of each such arrangement as to whether (i) the terms of the relevant service agreement are in the best interests of Fund shareholders; (ii) the services to be performed by the affiliate pursuant to the agreement are required by and appropriate for the Funds;
      (iii) the nature and quality of the services provided by the affiliate pursuant to the agreement are at least equal to those provided by other, unaffiliated firms offering the same or similar services for similar compensation; and (iv) the fees payable by the Funds to the affiliate for its services are fair and reasonable in light of the usual and customary charges imposed by other, unaffiliated firms for services of the same nature and quality.

      The Board considered the fact that Mellon operates businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to Mellon and its affiliates by virtue of its relationship with the Funds and the Mellon Institutional Funds as a group.

                                      * * *

      The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Portfolio's advisory agreement and the compensation to Standish Mellon provided therein are fair and reasonable and, thus, in approving the continuation of the agreement for a one-year period.

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended December 31, 2005. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                              Principal
Name                                                Term of Office           Occupation(s)
Address, and                        Position(s)     and Length of             During Past
Date of Birth                     Held with Trust    Time Served                5 Years
--------------------------------------------------------------------------------------------------
Samuel C. Fleming                     Trustee       Trustee since   Chairman Emeritus,
c/o Decision Resources, Inc.                        11/3/1986       Decision Resources, Inc.
260 Charles Street                                                  ("DRI") (biotechnology
Waltham, MA 02453                                                   research and consulting
9/30/40                                                             firm); formerly Chairman
                                                                    of the Board and Chief
                                                                    Executive Officer, DRI

Caleb Loring III                      Trustee       Trustee since   Trustee, Essex Street
c/o Essex Street Associates                         11/3/1986       Associates (family
P.O. Box 5600                                                       investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman                  Trustee       Trustee since   William Joseph Maier,
c/o Harvard University                              9/13/1989       Professor of Political
Littaver Center 127                                                 Economy, Harvard
Cambridge, MA 02138                                                 University
8/5/44

John H. Hewitt                        Trustee       Trustee since   formerly Trustee, Mertens
P.O. Box 2333                                       11/3/1986       House, Inc. (hospice)
New London, NH 03257
4/11/35

Interested Trustees

Patrick J. Sheppard             Trustee, President  Since 2003      President and Chief
The Boston Company                  and Chief                       Operating Officer of
Asset Management, LLC            Executive Officer                  The Boston Company
One Boston Place                                                    Asset Management, LLC;
Boston, MA 02108                                                    formerly Senior Vice President
7/24/65                                                             and Chief Operating Officer,
                                                                    Mellon Asset Management
                                                                    ("MAM") and Vice
                                                                    President and Chief
                                                                    Financial Officer, MAM

                                  Number of                       Trustee
                                Portfolios in     Other        Remuneration
Name                             Fund Complex  Directorships   (period ended
Address, and                      Overseen by     Held by       December 31,
Date of Birth                       Trustee       Trustee          2005)
--------------------------------------------------------------------------------
Samuel C. Fleming                     32            None         Fund: $500
c/o Decision Resources, Inc.                                 Portfolio: $1,692
260 Charles Street
Waltham, MA 02453
9/30/40

Caleb Loring III                      32            None         Fund: $500
c/o Essex Street Associates                                  Portfolio: $1,865
P.O. Box 5600
Beverly, MA 01915
11/14/43

Benjamin M. Friedman                  32            None         Fund: $500
c/o Harvard University                                       Portfolio: $1,692
Littaver Center 127
Cambridge, MA 02138
8/5/44

John H. Hewitt                        32            None         Fund: $500
P.O. Box 2333                                                Portfolio: $1,692
New London, NH 03257
4/11/35

Interested Trustees

Patrick J. Sheppard                   32            None             $0
The Boston Company
Asset Management, LLC
One Boston Place
Boston, MA 02108
7/24/65

Principal Officers who are Not Trustees

Name                                         Term of Office
Address, and                 Position(s)      and Length of                    Principal Occupation(s)
Date of Birth              Held with Trust     Time Served                       During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Barbara A. McCann           Vice President     Since 2003     Senior Vice President and Head of Operations,
Mellon Asset Management     and Secretary                     Mellon Asset Management ("MAM"); formerly First
One Boston Place                                              Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson          Vice President   Vice President   Vice President and Mutual Funds Controller,
Mellon Asset Management     and Treasurer      since 1999;    Mellon Asset Management
One Boston Place                               Treasurer
Boston, MA 02108                               since 2002
7/14/65

Denise B. Kneeland          Assistant Vice     Since 1996     Vice President and Manager, Mutual Funds
Mellon Asset Management       President                       Operations, Mellon Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren            Assistant Vice     Since 2001     Assistant Vice President and Manager of Compliance,
Mellon Asset Management       President                       Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                              of Shareholder Services, MAM, Shareholder Representative,
Boston, MA 02108                                              Standish Mellon Asset Management Company LLC
1/19/71

Mary T. Lomasney                Chief          Since 2005     First Vice President, Mellon Asset Management
Mellon Asset Management       Compliance                      and Chief Compliance Officer, Mellon Funds Distributor
One Boston Place               Officer                        and Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                              Director, Blackrock, Inc., Senior Vice President,
4/8/57                                                        State Street Research & Management Company
                                                              ("SSRM"), Vice President, SSRM

                            [LOGO]  Mellon
                                    --------------------------
                                    Mellon Institutional Funds

                                    One Boston Place
                                    Boston, MA 02108-4408
                                    800.221.4795
                                    www.melloninstitutionalfunds.com

                                                                      6934AR1205

Item 2.  Code of Ethics.

         As of December 31, 2005, the Registrant has adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended December 31, 2005, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 12(a)(1).

Item 3.  Audit Committee Financial Expert.

         The Registrant's Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are John
         H. Hewitt and Caleb Loring III, both of whom are "independent" pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Hewitt served at Morgan Stanley as a securities analyst and also in a supervisory role regarding analysis. He has held a chartered financial analyst designation, as well as a master's degree in business administration from Harvard University. He has been a member of the Registrant's audit committee since its inception. Mr. Loring served as an executive in the commercial lending division of the Bank of Boston, N.A., performing and supervising credit analyses and reviewing financial statements of potential and existing borrowers. Also, Mr. Loring has served as a private trustee in the Ayer Family Office, where his duties involve financial statement analysis. He has been a member of the Registrant's audit committee since its inception, and has served on the audit committees of several privately held companies.

Item 4.  Principal Accountant Fees and Services.

(a) AUDIT FEES: The aggregate fees billed for professional services rendered by the principal accountant, PricewaterhouseCoopers LLP, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings for the fiscal years ended December 31, 2005 and 2004 were $214,000 and $193,322, respectively.
(b) AUDIT RELATED FEES: The aggregate fees billed for the fiscal years ended December 31, 2005 and 2004 for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $57,000 and $57,000, respectively. The nature of the services comprising the fees disclosed under this Item for both years included: the examination of compliance with requirements of Rule 17f-2 of the Investment Company Act of 1940.
(c) TAX FEES: The aggregate fees billed for the fiscal years ended December 31, 2005 and 2004 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $44,258 and $96,205, respectively. Services rendered in both years included asset diversification testing, the preparation of tax returns and extensions, the review of periodic distributions.
(d) ALL OTHER FEES: No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2005 or 2004.
(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.
(e) (2) 100% of the services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.
(f)           Not applicable.
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and the Registrant's investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended December 31, 2005 and 2004 were $0 and $31,000, respectively. Services provided in 2004 included the review and documentation of the Registrant's change in custodian and fund accounting agent and the review and issuance of consent related to the registration and filing of a new fund on Form
              N-1A. The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's transfer agent by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2005 and 2004 were $75,000 and $43,708, respectively. Services provided in both years included a review of the transfer agency function and to issue a report under Rule 17Ad-13(a)(3) of the Securities and Exchange Act of 1934.
(h) Because all of the non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were pre-approved by the Registrant's Audit Committee of the Board of Directors and no such non-audit services were not pre-approved, the Audit Committee was not asked to consider whether the provision of non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant which were not pre-approved by the Registrant's Audit Committee is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable to the Registrant.

Item 6.  Schedule of Investments

         Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

         There have been no material changes.

Item 11. Controls and Procedures.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

         (b) Not applicable to the Registrant.

Item 12. Exhibits.

         (a)(1) Code of Ethics required by Item 2 is attached hereto as an exhibit.

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99CERT.302

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Mellon Institutional Funds Investment Trust

By (Signature and Title):   /s/ BARBARA A. MCCANN
                            ---------------------
                           Barbara A. McCann, Vice President and Secretary

                           Date:  March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):  /s/ PATRICK J. SHEPPARD
                           -----------------------
                           Patrick J. Sheppard, President and
                           Chief Executive Officer

                           Date:  March 10, 2006


By (Signature and Title):  /s/ STEVEN M. ANDERSON
                           ----------------------
                           Steven M. Anderson, Vice President and Treasurer

                           Date:  March 10, 2006